     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2005

                                                    FILE NO. 2-77284 (811-03459)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933           /X/

                       PRE-EFFECTIVE AMENDMENT NO. __                      / /

                       POST-EFFECTIVE AMENDMENT NO. 56                     /X/

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                              AMENDMENT NO. 36                             /X/


                             PENN SERIES FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                   REGISTRANT'S TELEPHONE NUMBER: 215-956-8000

                                PETER M. SHERMAN
                                    PRESIDENT
                             PENN SERIES FUNDS, INC.
                        PHILADELPHIA, PENNSYLVANIA 19172
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                                MICHAEL BERENSON
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 PENNSYLVANIA AVENUE, NW
                              WASHINGTON, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS FILING



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

___ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

_X_ ON MAY 2, 2005 PURSUANT TO PARAGRAPH (B) OF RULE 485

___ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH A (1) OF RULE 485

___ ON [DATE] PURSUANT TO PARAGRAPH (A) (1) OF RULE 485

___ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

___ ON [DATE] PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

PROSPECTUS -- MAY 1, 2005


PENN SERIES FUNDS, INC.
600 DRESHER ROAD, HORSHAM, PA 19044  -  TELEPHONE 800-523-0650

                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND


                                GROWTH STOCK FUND


                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              SMALL CAP GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

        Penn Series Funds, Inc. ("Penn Series" or the "Company") is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund (as defined below) may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 16 different portfolios (each a "Fund" and, collectively, the "Funds") advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., ABN AMRO Asset Management, Inc., Lord, Abbett & Co. LLC, Heitman Real Estate Securities LLC, Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Berman, Barry & Associates, Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated.



PROSPECTUS CONTENTS                                                      PAGE
-------------------------------------------------------------------      ----
INVESTMENT SUMMARY
         MONEY MARKET FUND.................................................4
         LIMITED MATURITY BOND FUND........................................7
         QUALITY BOND FUND................................................10
         HIGH YIELD BOND FUND.............................................14
         FLEXIBLY MANAGED FUND............................................17
         GROWTH STOCK FUND................................................20
         LARGE CAP VALUE FUND.............................................24
         LARGE CAP GROWTH FUND............................................29
         INDEX 500 FUND...................................................32
         MID CAP GROWTH FUND..............................................35
         MID CAP VALUE FUND...............................................38
         STRATEGIC VALUE FUND.............................................42
         SMALL CAP GROWTH FUND............................................45
         SMALL CAP VALUE FUND.............................................48
         INTERNATIONAL EQUITY FUND........................................52
         REIT FUND........................................................55
ADDITIONAL INFORMATION....................................................58
MANAGEMENT................................................................58
         Investment Adviser...............................................58
         Sub-Advisers.....................................................59
         Expenses and Limitations.........................................63
ACCOUNT POLICIES..........................................................64
         Purchasing and Selling Fund Shares...............................64
         Frequent Trading Policies & Risks................................65
         How the Funds Calculate NAV......................................66
         Portfolio Holdings Information...................................66
         Dividends and Distributions......................................67
         Taxes............................................................67
FINANCIAL HIGHLIGHTS......................................................68

INVESTMENT SUMMARY: MONEY MARKET FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

INVESTMENT STRATEGY:                The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser.  Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements.  The Adviser looks for money market instruments that present minimal credit risks.  Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment.  The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law.  The Fund's policy is to seek to maintain a stable price of
                                    $1.00 per share.

RISKS OF INVESTING:                 The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment.  The Fund follows strict rules about credit risk, maturity and diversification of its investments.  However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money.  An investment in the Fund is not insured or guaranteed by the
                                    Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

 5.51%    5.00%    5.15%    5.00%    4.66%    5.99%    4.00%   1.65%     0.86%    0.96%
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



                                        BEST QUARTER     WORST QUARTER
                                            1.57%            0.15%
                                         (12/31/00)       (12/31/03)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                           MONEY MARKET FUND
                                                                           ------------------
                                    1 Year............................           0.96%
                                    5 Year............................           2.67%
                                    10 Year...........................           3.86%

                                    The current yield of the Money Market Fund for the seven-day period ended December 31, 2004 was 1.79%.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.20%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.33%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.53%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                    1 Year          $     55
                    3 Years         $    174
                    5 Years         $    303
                    10 Years        $    679

INVESTMENT SUMMARY: LIMITED MATURITY BOND FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days'
                                    advance notice of any change.  The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody's (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers.  The
                                    Adviser uses an active bond management approach.  It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.  With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.  The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities).  The
                                    Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets.  The Adviser will sell a security when it believes that the security has been fully priced.  The
                                    Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds," which are those rated below BBB by S&P and those rated below Baa by Moody's (or determined to be of equivalent quality by the adviser).

                                    Sectors: The Fund will invest primarily in corporate bonds and U.S.
                                    government bonds, including mortgage-backed and asset-backed securities.

                                    Turnover: Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.  The Fund's value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund.  The value of fixed income securities will vary inversely

                                    with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.


 6.64%    6.25%    2.90%    2.32%
-------------------------------------
 2001     2002     2003     2004

                                         BEST QUARTER    WORST QUARTER
                                            2.82%           (1.39)%
                                          (9/30/02)        (6/30/04)



                                     AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                              CITIGROUP
                                                                 LIMITED MATURITY         TREASURY/AGENCY
                                                                     BOND FUND          1 TO 5 YEAR INDEX(1/)
                                                                 ------------------    ---------------------
                                    1 Year.....................         2.32%                    1.52%
                                    Since May 1, 2000(2/)......         5.40%                    5.88%

                                    (1/)    The Citigroup Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of general bond market performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities --
                                            costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. the information in this table and the example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.30%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.32%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.62%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $     65
                    3 Years         $    203
                    5 Years         $    353
                    10 Years        $    791

INVESTMENT SUMMARY: QUALITY BOND FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The Fund seeks the highest income over the long term that is consistent with the preservation of principal.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  The fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or BAA or above by Moody's
                                    (or determined to be of equivalent quality by the Adviser)).  The portfolio manager heads up a team of analysts that uses an active bond-management approach.  The
                                    Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.  With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.  The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities).  In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets.  The Adviser will sell a security when it believes that the security has been fully priced.  The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds," which are those rated below BBB by S&P and those rated below BAA by Moody's (or determined to be of equivalent quality by the Adviser).

                                    Sectors: The Fund will invest primarily in the following sectors:
                                    corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, collateralized mortgage obligations, and asset-backed securities.

                                    Turnover: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, portfolio turnover can be relatively high, which may result in increased transaction costs and may lower fund performance. The Fund's annual portfolio turnover rates for 2004, 2003, and 2002 were 230.4%, 215.4%, and
                                    498.6%, respectively.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.  The Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund.  The value of the fixed income securities will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes.

                                    A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Investing in junk bonds involves additional risks, including credit risk. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


20.14%    4.14%    8.03%    10.17%   0.00%    12.00%   8.91%   5.28%     6.18%    4.59%
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



                                        BEST QUARTER     WORST QUARTER
                                           6.31%             (2.23)%
                                         (3/31/95)          (6/30/04)



                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                      CITIGROUP BROAD
                                                                                      INVESTMENT GRADE
                                                                 QUALITY BOND FUND     BOND INDEX(1/)
                                                                 -----------------    ----------------
                                     1 Year................             4.59%               4.48%
                                     5 Year................             7.36%               7.73%
                                     10 Year...............             7.82%               7.74%

                                    (1/)    The Citigroup Broad Investment Grade Bond Index is an unmanaged index that is a widely recognized benchmark of general investment grade bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities --
                                            costs which are reflected in the Fund's returns.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Information in this table and the example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.33%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.29%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                    1 Year          $     65
                    3 Years         $    203
                    5 Years         $    353
                    10 Years        $    791

INVESTMENT SUMMARY:  HIGH YIELD BOND FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to realize high current income.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  High yield bonds are rated below investment grade (BB and lower By S&P and Ba and lower by Moody's or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.  The Fund's dollar-weighted average maturity generally is expected to be in the six- to twelve-year range.  In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts.  When the Sub-Adviser's outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential.  When the Sub-Adviser's outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds.  The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective.  In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.  These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.  The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The
                                    Fund's value will change primarily with changes in the prices of the bonds held by the Fund.  The value of bonds will vary inversely with changes in interest rates.  A decrease in interest rates will generally result in an increase in value of the Fund.  Conversely, during periods of rising interest rates, the value of the Fund will generally decline.  Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

                                    Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which

                                    may impair their ability to make interest and principal payments.
                                    Therefore, the Fund's credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates.
                                    In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. The Fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds, since better-quality junk bonds follow the higher grade market to some extent. But if the Fund's focus is bonds rated B and below, credit risk will probably predominate. To the extent the Fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S.
                                    dollars or foreign currencies. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


16.41%   13.87%   15.78%     4.75%   4.24%   (3.69)%   6.92%   3.41%    23.13%   10.71%
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004

                                        BEST QUARTER     WORST QUARTER
                                           7.38%            (4.48)%
                                         (6/30/03)         (9/30/98)

                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                     HIGH YIELD   CS FIRST BOSTON GLOBAL
                                                                      BOND FUND    HIGH YIELD INDEX(1/)
                                                                    -----------   -----------------------
                                    1 Year.............                10.71%            11.95%
                                    5 Year.............                 7.74%             8.17%
                                    10 Year............                 9.30%             8.62%

                                    (1/)    The CS First Boston Global High Yield Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.



FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.50%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.36%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.86%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

                    1 Year          $     90
                    3 Years         $    280
                    5 Years         $    486
                    10 Years        $  1,082

INVESTMENT SUMMARY: FLEXIBLY MANAGED FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize total return (capital appreciation and income).

INVESTMENT STRATEGY:                The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth.  Common stocks typically constitute at least half of total assets.  The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund's objective.  The Fund's investments in common stocks generally fall into one of two categories.  The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased.  The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term.  Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments.  Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation.
                                    The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

                                    The Fund's approach differs from that of many other stock funds. The
                                    Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the
                                    Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the Sub-Adviser's ability to find companies that meet valuation criteria rather than its market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. There is no limit on the Fund's investments in convertible securities. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the
                                    Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.  The Fund's value will change primarily with changes in the prices of the securities held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of

                                    the individual companies that issued the common stocks. In general, common stocks are more volatile than fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the
                                    Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company's stock. To the extent the Fund invests in foreign securities, some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.


22.28%   16.37%   15.65%    6.09%   7.15%   22.22%   10.34%      0.87%    29.92%   18.58%
-----------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001      2002      2003     2004

                                        BEST QUARTER     WORST QUARTER
                                           14.45%           (9.28)%
                                         (6/30/03)         (9/30/98)


                                     AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                       FLEXIBLY MANAGED FUND        S&P 500 INDEX(1/)
                                                                       ---------------------        -----------------
                                     1 Year.......................            18.58%                     10.87%
                                     5 Year.......................            15.95%                     (2.30)%
                                     10 Year......................            14.64%                     12.07%

                                    (1/)    The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.60%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.25%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.85%*



----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.84% of net assets of the Fund.



EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $     89
                    3 Years         $    278
                    5 Years         $    481
                    10 Years        $  1,070

INVESTMENT SUMMARY: GROWTH STOCK FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

INVESTMENT STRATEGY:                Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of a diversified group of growth companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. The Fund will invest primarily in common stocks of well established companies that the
                                    Sub-Adviser believes have long-term growth potential. In selecting the
                                    Fund's investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The
                                    Sub-Adviser's approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                    In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

                                    While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), futures, and options, in keeping with Fund objectives.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.  The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  By investing in the common stocks of larger, well established companies, the Sub-Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies.
                                    Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues.  If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.  Growth stocks may be more expensive relative to their

                                    earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, growth companies, may underperform compared to other market segments or the equity markets as a whole.

                                    In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.
                                    The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the
                                    Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. Investments in futures and options, if any, are subject to additional volatility and potential losses. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The information presented prior to August 1, 2004, represents the performance of
                                    Independence Capital Management, Inc., the Fund's current investment adviser.
                                    Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

26.45%   19.76%   26.74%   41.67%   34.10%  (26.10)%  (25.34)%  (34.90)%  12.36%   11.90%
-----------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001      2002      2003     2004


                                        BEST QUARTER     WORST QUARTER
                                           27.93%          (21.47)%
                                         (12/31/99)       (12/31/00)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                      GROWTH STOCK     RUSSELL 1000
                                                                           FUND       GROWTH INDEX(1/)
                                                                      -------------   ----------------
                                    1 Year......................          11.90%            6.30%
                                    5 Year......................         (14.70)%          (9.29)%
                                    10 Year.....................           5.11%            9.59%

                                    (1/)    The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

            Investment Advisory Fees............................      0.65%
            Distribution (12b-1) Fees...........................      None
            Other Expenses......................................      0.32%
            TOTAL ANNUAL FUND OPERATING EXPENSES................      0.97%*


----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.96% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    101
                    3 Years         $    315
                    5 Years         $    547
                    10 Years        $  1,213

INVESTMENT SUMMARY: LARGE CAP VALUE FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize total return (capital appreciation and income).

INVESTMENT STRATEGY:                The Fund primarily invests in equity securities of large, seasoned U.S. and multinational companies that the Sub-Adviser believes are undervalued.  Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days'
                                    advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations above $5 billion at the time of purchase by the Fund although this market capitalization threshold may vary in response to changes in the market.  Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, warrants,
                                    American Depositary Receipts ("ADRs"), and similar instruments.  The
                                    Sub-Adviser considers multinational companies to be companies that conduct their business operations and activities in more than one country.  The
                                    Sub-Adviser also considers seasoned companies to be established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.  In selecting investments for the
                                    Fund, the Sub-Adviser seeks to invest in securities selling at reasonable prices in relation to its assessment of their potential value.  The
                                    Sub-Adviser generally sells a security when it thinks the security seems less likely to benefit from the current market and/or economic environment, shows deteriorating fundamentals, or has reached the Sub-Adviser's valuation target.  In addition, the Fund may also invest up to 10% of its net assets in foreign securities.  The Fund's investments in ADRs are not subject to this limitation.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return.  The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its "value" style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong.
                                    In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

                                    In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign

                                    countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S.
                                    dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country.
                                    The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund's previous managers for the period prior to
                                    August 1, 2004.  Since August 1, 2004, Lord, Abbett & Co. LLC has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

37.48%   25.19%   24.98%    9.59%  (0.80)%    12.64%  (2.40)%  (14.96)%   27.76%   12.85%
-----------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001      2002      2003     2004

                                        BEST QUARTER     WORST QUARTER
                                           17.98%          (19.52)%
                                          (6/30/03)        (9/30/02)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                    LARGE CAP    RUSSELL 1000
                                                                   VALUE FUND   VALUE INDEX(1/)
                                                                   ----------   ---------------
                                    1 Year......................     12.85%          16.49%
                                    5 Year......................      6.15%           5.27%
                                    10 Year.....................     12.16%          13.82%

                                    (1/)    The Russell 1000 Value Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.60%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.29%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.89%*

----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.86% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $     93
                    3 Years         $    290
                    5 Years         $    503
                    10 Years        $  1,118

INVESTMENT SUMMARY: LARGE CAP GROWTH FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        ABN AMRO Asset Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve long-term growth of capital
                                    (capital appreciation).

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days'
                                    advance notice of any change.  For this Fund, large capitalization companies are those with market capitalizations above $3 billion at the time of purchase by the Fund although this market capitalization threshold may vary in response to changes in the market.  The Sub-Adviser uses a bottom-up approach and invests in a combination of securities that offer potential for growth, including primarily large cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. The Sub-Adviser then identifies stocks of companies with the following characteristics compared to the S&P 500
                                    Index averages:  higher sales and operating earnings growth, more stable earnings growth rates, lower debt-to-capital ratio and higher return on equity.  The Sub-Adviser will also consider the quality of company management and the strength of the company's position among its competitors.
                                    Additionally, the Sub-Adviser will assess the long-term economic outlook and the risk/return of securities in allocated investments among industry sectors.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital.  The Fund's value will change primarily with changes in the prices of the common stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities. Growth stocks can be volatile for several reasons.  Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market.  The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues.  If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.
                                    Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund's previous manager for the period prior to August
                                    1, 2004.  Since August 1, 2004, ABN AMRO Asset Management, Inc. has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.


25.61%   8.66%
---------------
 2003    2004


                                        BEST QUARTER     WORST QUARTER
                                           15.36%           (4.58)%
                                          (6/30/03)        (9/30/04)



                                     AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                        LARGE CAP     RUSSELL 1000
                                                                       GROWTH FUND   GROWTH INDEX(1/)
                                                                       -----------   ----------------
                                    1 Year..........................      8.66%            6.30%
                                    Since May 1, 2002(2/) ..........      5.44%            4.05%

                                    (1/)    The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.55%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.41%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.96%*



----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.89% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    100
                    3 Years         $    312
                    5 Years         $    541
                    10 Years        $  1,201

INVESTMENT SUMMARY: INDEX 500 FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Wells Capital Management Incorporated

INVESTMENT OBJECTIVE:               The Fund's investment objective is total return (capital appreciation and income) which corresponds to that of the Standard & Poor's Composite Index of
                                    500 stocks.

INVESTMENT STRATEGY:                The Fund invests at least 80% of its net assets in securities listed in the
                                    S&P 500 Index which is comprised of 500 selected securities (mostly common stocks).  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  Under normal circumstances, however, the Fund intends to invest substantially of its assets in securities included in the S&P 500 Index.  The Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis.
                                    Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index.  In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index.  The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation.  The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index.  In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

(11.98)%   (22.28)%   28.41%   10.47%
-------------------------------------
  2001       2002      2003     2004


                                        BEST QUARTER     WORST QUARTER
                                           15.36%           (17.23)%
                                          (6/30/03)        (9/30/02)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                  INDEX 500 FUND   S&P 500 INDEX(1/)
                                                                  --------------   ----------------
                                    1 Year....................        10.47%           10.87%
                                    Since May 1, 2000/2/......        (2.51)%          (2.30)%

                                    (1/)    The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general stock market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.07%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.29%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.36%*

* The Fund's actual total operating expenses for the most recent fiscal year were less than the amount shown above because the Administrative and Corporate Services Agent (the "Agent") voluntarily waived a portion of its fees and/or reimbursed expenses to keep total operating expenses at 0.25% through July 31, 2004. Thereafter, the Agent has voluntarily agreed to waive fees and reimburse expenses to the extent total operating expenses exceed 0.35%. With these voluntary waivers, the Fund's actual total operating expenses for the most recent fiscal year were 0.29%. The Agent may change or eliminate all or part of this voluntary waiver at any time.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $     38
                    3 Years         $    118
                    5 Years         $    207
                    10 Years        $    466

INVESTMENT SUMMARY: MID CAP GROWTH FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Turner Investment Partners, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize capital appreciation.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  Mid-cap companies have market capitalization in the range of those companies included in the Russell Mid Cap Index.  The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors.  The Fund will attempt to maintain sector concentrations that approximate those of the Russell Mid Cap Growth Index.  The Fund's exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Mid Cap Growth Index.
                                    Due to its investment strategy, the Fund may buy and sell securities frequently which may result in higher transaction costs and may lower fund performance.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.  The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.
                                    Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the
                                    Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

(28.11)%   (32.59)%   49.29%   11.37%
-------------------------------------
  2001       2002      2003     2004


                                        BEST QUARTER     WORST QUARTER
                                           25.80%          (32.07)%
                                         (12/31/01)        (9/30/01)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                    MID CAP     RUSSELL MID CAP
                                                                  GROWTH FUND   GROWTH INDEX(1/)
                                                                  -----------   ----------------
                                    1 Year....................       11.37%          15.48%
                                    Since May 1, 2000/2/......      (7.21)%          (5.42)%

                                    (1/)    The Russell Mid Cap Growth Index is a capitalization-weighted index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the
                                            Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees................................       0.70%
        Distribution (12b-1) Fees...............................       None
        Other Expenses..........................................       0.33%
        TOTAL ANNUAL FUND OPERATING EXPENSES....................       1.03%
        Fee Waivers.............................................      (0.03)%*
        NET ANNUAL FUND OPERATING EXPENSES......................       1.00%**



* The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding

    1.00% of average daily net assets per year. This agreement continues indefinitely so long as it is approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.

** A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.91% of net assets of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    104
                    3 Years         $    325
                    5 Years         $    563
                    10 Years        $  1,249

INVESTMENT SUMMARY: MID CAP VALUE FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve growth of capital.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  Mid-cap companies have capitalization in the range of the Russell Mid Cap Index.  In selecting individual securities, the
                                    Sub-Adviser seeks well-managed companies whose stock prices are under-valued.
                                    To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle.  The Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news.  The
                                    Sub-Adviser generally considers selling a stock when it reaches the
                                    Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive.  The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.
                                    Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its "value" style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.

                                    This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

(3.17)%   (9.42)%   36.84%   23.17%
-----------------------------------
 2001      2002      2003     2004


                                        BEST QUARTER     WORST QUARTER
                                           15.02%          (14.30)%
                                         (12/31/03)        (9/30/02)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                        RUSSELL MID CAP
                                                                  MID CAP VALUE FUND     VALUE INDEX(1/)
                                                                  ------------------     --------------
                                    1 Year....................          23.17%              23.71%
                                    Since May 1, 2000/2/......          13.85%              14.17%

                                    (1/)    The Russell Mid Cap Value Index measures the performance of those
                                            Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.55%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.31%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      0.86%*


----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 0.82% of net assets of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $     90
                    3 Years         $    280
                    5 Years         $    486
                    10 Years        $  1,082

INVESTMENT SUMMARY: STRATEGIC VALUE FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve capital appreciation.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests its net assets primarily in equity securities of mid-cap companies with market capitalizations that generally fall within the market capitalization range of companies in the Russell Mid
                                    Cap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution.  As of its most recent reconstitution, the market capitalization range of the Russell Mid Cap Index was between $1.6 billion and
                                    $12 billion.  Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants.  In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued.  Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement.  To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company's products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.  The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks.  In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.
                                    Therefore, the prices of mid-cap stocks may be more volatile than investments in larger, more established companies.  Because of its "value" style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong.  In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.



               25.13%                     24.25%
               ---------------------------------
                2003                       2004

                                        BEST QUARTER     WORST QUARTER
                                           15.52%           (7.96)%
                                          (6/30/03)        (3/31/03)


                                     AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                         STRATEGIC     RUSSELL MID CAP
                                                                         VALUE FUND     VALUE INDEX(1/)
                                                                         ----------     --------------
                                    1 Year..........................       24.25%            23.71%
                                    Since May 1, 2002(2/) ..........       11.37%            15.72%

                                    (1/)    The Russell Mid Cap Value Index measures the performance of those Russell
                                            Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities --
                                            costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees.............................       0.72%
        Distribution (12b-1) Fees............................       None
        Other Expenses.......................................       0.42%
        TOTAL ANNUAL FUND OPERATING EXPENSES.................       1.14%*

----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. This reimbursement had no material effect on the operating expenses of the Fund borne by investors in calendar (fiscal) year 2004.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    118
                    3 Years         $    369
                    5 Years         $    640
                    10 Years        $  1,412

INVESTMENT SUMMARY: SMALL CAP GROWTH FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Bjurman, Barry & Associates

INVESTMENT OBJECTIVE:               The investment objective of the Fund is capital appreciation.

INVESTMENT STRATEGY:                Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  For purposes of this policy, small capitalization companies have market capitalizations within the range of the
                                    Russell 2000 Growth Index.  In selecting the Fund's investments, the
                                    Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy.  The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company.  In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace.  The Sub-Adviser's approach emphasizes companies in those sectors of the economy that are experiencing rapid growth.  Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning above-average capital appreciation.  The Fund's value will change with changes in the prices of the investments held by the Fund.
                                    The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks.  Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies.  Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.
                                    As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization small cap growth companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the
                                    Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund's previous manager for the period prior to
                                    August 1, 2004.  Since August 1, 2004, Bjurman, Barry & Associates has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.




  35.70%      185.03%    (28.54)%    (15.84)%    (42.08)%    47.51%    9.50%
  --------------------------------------------------------------------------
   1998        1999        2000        2001        2002       2003     2004

                                        BEST QUARTER     WORST QUARTER
                                           76.17%          (30.67)%
                                         (12/31/99)        (9/30/01)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                  SMALL CAP     RUSSELL 2000
                                                                 GROWTH FUND   GROWTH INDEX(1/)
                                                                 -----------   ----------------
                                    1 Year....................      9.50%           14.31%
                                    5 Year....................    (10.87)%          (3.57)%
                                    Since May 1, 1997(2/).....     15.55%            5.81%

                                    (1/)    The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the
                                            Russell 3000 Index with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees.............................      0.73%
        Distribution (12b-1) Fees............................      None
        Other Expenses.......................................      0.33%
        TOTAL ANNUAL FUND OPERATING EXPENSES.................      1.06%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    110
                    3 Years         $    344
                    5 Years         $    596
                    10 Years        $  1,319

INVESTMENT SUMMARY: SMALL CAP VALUE FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Goldman Sachs Asset Management, L.P.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to seek capital appreciation.

INVESTMENT STRATEGY:                Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase)
                                    ("Net Assets") in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.  The Russell 2000 Value Index measures the performance of those
                                    Russell 2000 companies with lower price to book ratio and lower forecasted growth values.  Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements.  The
                                    Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety.  Under normal circumstances, the
                                    Fund's investment horizons for ownership of stocks will be two to three years.

                                    Although the Fund will invest primarily in publicly traded U.S.
                                    securities, it may invest up to 15% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the
                                    Russell 2000 Value Index at the time of investment.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.  The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  Because of its "value" style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong.

                                    In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market

                                    developments. These risks are even greater for the micro-cap companies that the Fund may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.
                                    Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

                                    In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.
                                    Any investments made by the Fund in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques, such as hedging, to manage these risks. However, the
                                    Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk.

                                    The Fund's ability to achieve its goal will depend largely on the
                                    Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may under perform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund's previous managers for the period prior to August
                                    1, 2004.  Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.



19.76%   23.02%   (9.16)%   (1.33)%    13.73%   16.75%   (16.76)%   74.85%   14.88%
-------------------------------------------------------------------------------------
 1996     1997      1998       1999      2000     2001      2002      2003     2004



                                        BEST QUARTER     WORST QUARTER
                                           31.40%          (28.29)%
                                          (6/30/03)        (9/30/02)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                            SMALL CAP VALUE     RUSSELL 2000 VALUE
                                                                                  FUND               INDEX(1/)
                                                                            ---------------     ------------------
                                    1 Year..............................         14.88%               22.25%
                                    5 Years.............................         17.29%               17.23%
                                    Since March 1, 1995 (2/)............         12.92%               15.17%

                                    (1/)    The Russell 2000 Value Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the
                                            Russell 3000 Index with lower forecasted growth values and lower price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................       0.85%
        Distribution (12b-1) Fees.................................       None
        Other Expenses............................................       0.32%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................       1.17%
        Fee Waivers...............................................      (0.02)%*
        NET ANNUAL FUND OPERATING EXPENSES........................       1.15%



* The Administrative and Corporate Services Agent and the Adviser have contractually agreed under the administrative and corporate services agreement and the investment advisory agreement, respectively, to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.15% of average annual daily net assets. These agreements continue indefinitely so long as they are approved at least annually by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    119
                    3 Years         $    372
                    5 Years         $    645
                    10 Years        $  1,424

INVESTMENT SUMMARY: INTERNATIONAL EQUITY FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Vontobel Asset Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve capital appreciation.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants.  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries
                                    (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the
                                    Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden,
                                    Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore.
                                    The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies.  Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders.
                                    The Sub-Adviser's goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin.  With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may also invest in securities of companies in emerging and developing markets.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.
                                    The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers.  These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.  Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories.  Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.  The
                                    Fund's investments in foreign countries generally will be denominated in foreign currencies.  As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments.
                                    These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country.  The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks.  However, the Sub-Adviser cannot guarantee that it will succeed in doing so.  In certain markets, it may not be possible to hedge currency risk.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

13.80%   16.87%   10.41%   18.85%   45.78%   (18.67)%   (28.12)%   (9.94)%   32.85%   30.01%
--------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000       2001      2002      2003     2004


                                        BEST QUARTER     WORST QUARTER
                                           32.31%          (18.69)%
                                         (12/31/99)        (3/31/01)


                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                          INTERNATIONAL   MSCI EAFE
                                                                           EQUITY FUND     INDEX(1/)
                                                                          -------------   ----------
                                     1 Year..........................         30.01%          20.70%
                                     5 Year..........................         (1.88)%         (0.80)%
                                     10 Year.........................          8.74%           5.94%

                                    (1/)   The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of international equity performance. The index is a passive measure of international equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................      0.85%
        Distribution (12b-1) Fees.................................      None
        Other Expenses............................................      0.37%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................      1.22%*




----------
* A portion of the brokerage expenses are recaptured by the Fund and used to pay operating expenses. After this reimbursement, expenses borne by investors in calendar (fiscal) year 2004 were 1.18% of net assets of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    127
                    3 Years         $    394
                    5 Years         $    683
                    10 Years        $  1,505

INVESTMENT SUMMARY: REIT FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Heitman Real Estate Securities LLC.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts ("REITs").  This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change.  A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos.  In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.  The Sub-Adviser seeks to buy securities that are selling at a discount to its underlying market value of the underlying real estate.  The
                                    Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics.  The Fund anticipates that approximately 10% to 15% of the REITs it holds may have operating histories of less than three years.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.  The prices of the securities held in the Fund will fluctuate.  Price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.  These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.  REITs may expose the Fund to risks similar to those associated with direct investment in real estate.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market.  As a result, the economic, political and regulatory developments in that industry have a greater impact on the
                                    Fund's net asset value and will cause its shares to fluctuate more that if the
                                    Fund did not concentrate its investments.  Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.



35.49%   35.53%
------------------
 2003     2004



                                        BEST QUARTER     WORST QUARTER
                                           16.34%           (5.45)%
                                         (12/31/04)        (6/30/04)



                                    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)

                                                                                       WILSHIRE REAL ESTATE
                                                                         REIT FUND      SECURITIES INDEX(1/)
                                                                         ---------      --------------------
                                    1 Year..........................       35.53%             34.78%
                                    Since May 1, 2002(2/) ..........       21.91%             22.77%

                                    (1/)    The Wilshire Real Estate Securities Index is a broad, passive measure of the performance of publicly traded real estate securities, such as
                                            REITs. The index is capitalization-weighted. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's returns.

                                    (2/)    Inception date of the Fund.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.



ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

        Investment Advisory Fees..................................       0.70%
        Distribution (12b-1) Fees.................................       None
        Other Expenses............................................       0.40%
        TOTAL ANNUAL FUND OPERATING EXPENSES......................       1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:


                    1 Year          $    114
                    3 Years         $    356
                    5 Years         $    618
                    10 Years        $  1,366

PENN SERIES FUNDS, INC.

ADDITIONAL INFORMATION


TEMPORARY INVESTING: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.


INDEX 500 FUND: "S&P 500 Index" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index 500 Fund.

MANAGEMENT

INVESTMENT ADVISER


INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $14 billion. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044 and Five Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087. As of December 31, 2004, ICMI serves as investment adviser for about $2.6 billion of investment assets.

ICMI provides day-to-day portfolio management services for the MONEY MARKET, LIMITED MATURITY BOND, and QUALITY BOND FUNDS.


Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, of Penn Mutual.

PENN SERIES FUNDS, INC.


In addition, ICMI provides investment management services to the HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL EQUITY and REIT FUNDS through sub-advisers that are selected to manage the Funds.

MANAGER OF MANAGERS STRUCTURE. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP VALUE, SMALL CAP GROWTH, INTERNATIONAL EQUITY and REIT FUNDS. ICMI remains responsible for the performance of these Funds, as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

Shareholders of the HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP GROWTH, STRATEGIC VALUE, SMALL CAP VALUE, INTERNATIONAL EQUITY, INDEX 500, MID CAP GROWTH, MID CAP VALUE and REIT FUNDS have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.

ICMI currently manages the assets of the MONEY MARKET, QUALITY BOND and LIMITED MATURITY BOND FUNDS. Shareholders of these Funds have also authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.


SUB-ADVISERS


T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED, HIGH YIELD BOND and GROWTH STOCK FUNDS. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2004, Price Associates and its affiliates managed more than $235 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

Steve W. Boesel is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund. He is a Vice President of T. Rowe Price Group, Inc., and
T. Rowe Price Associates, Inc., and Portfolio Manager in the Equity Division responsible for several of the firm's major separate account portfolios. Stephen joined the firm in 1973 from National City Bank, where he was a Senior Research Analyst. Steve earned a B.A. in Economics from Baldwin-Wallace College and an M.B.A. from the University of Denver. He is a member of the Baltimore Society of Security Analysts and the Association for Investment Management and Research.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Robert W. Smith is Chairman of the Investment Advisory Committee for the Growth Stock Fund. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

PENN SERIES FUNDS, INC.


LORD, ABBETT & CO. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") is sub-adviser to the STRATEGIC VALUE and LARGE CAP VALUE FUNDS. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Funds. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in more than 40 mutual fund portfolios and other advisory accounts as of December 31, 2004.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Strategic Value Fund's investments. Edward von der Linde and Howard Hansen are primarily and jointly responsible for the day-to-day portfolio management services to the Fund. Mr. von der Linde, Partner and Portfolio Manager, joined Lord Abbett in 1988, and has been in the investment business since 1985. Mr. Hansen, Partner and Portfolio Manager, joined Lord Abbett in 1995 and has been in the investment business since 1985.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Large Cap Value Fund's investments. Eli M. Salzmann and Sholom Dinsky are primarily and jointly responsible for the day-to-day management of the Fund.

Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997 from Mutual of America where he was a portfolio manager/analyst. His prior experience was at PaineWebber, Inc. where he held various positions as Vice President (Research)-Mitchell Hutchins Asset Management, Manager of Finance-Consumer Markets, and Financial Analyst-Corporate Finance/Venture Capital. Mr. Salzmann has been in the investment business since 1986.

Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, came to Lord Abbett in 2000 from Prudential Investments where he served as Managing Director of Prudential Asset Management. His prior experience includes: Director of Equity Research and Senior Vice President at Mitchell Hutchins Asset Management; Vice President and Senior Analyst at Chase Investors Management Corporation; and Equity Analyst at Oppenheimer & Co. Mr. Dinsky received an MA from Northwestern University and a BBA from City College of New York-Baruch School of Business. Mr. Dinsky is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1967.

ABN AMRO ASSET MANAGEMENT, INC. ABN AMRO Asset Management, Inc. ("ABN AMRO") is sub-adviser to the LARGE CAP GROWTH FUND. As sub-adviser, ABN AMRO provides day-to-day portfolio management services to the Fund. ABN AMRO is located at 161 North Clark Street, Chicago, IL 60601. As of December 31, 2004, ABN AMRO and its affiliates, ABN AMRO Asset Management (USA) LLC and ABN AMRO Investment Trust Company had approximately $24.9 billion in assets under management. Richard S. Drake, CFA, is primarily responsible for the day-to-day management of the Fund.

Richard S. Drake, CFA, Senior Managing Director, Director of Equity Research, has been associated with ABN AMRO and its predecessors and/or affiliates since 1999 and previously from 1986-1994 as assistant vice president, senior investment analyst. Additional experience includes: Duff & Phelps Investment Management Company, senior vice president, portfolio manager; Society Asset Management, Keycorp, vice president, senior research investment officer. Affiliations include: Chicago Analyst Society; Association of Investment Management and Research. Mr. Drake received his BBA from the University of Cincinnati, a Master of Business Administration from the Kellogg Graduate School of Management/Northwestern University and is a Chartered Financial Analyst charterholder.

HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT FUND. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2004, Heitman had approximately $2.759 billion in assets under management.

PENN SERIES FUNDS, INC.


Timothy J. Pire, Larry S. Antonatos and Randall E. Newsome are equally and primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Larry S. Antonatos is Executive Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman, Mr. Antonatos served as Associate Director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund Manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Randall E. Newsome is Executive Vice President of Heitman with responsibility for Fund management, research and analysis of publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining Heitman, Mr. Newsome served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1993 to 1994.

WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") is sub-adviser to the INDEX 500 FUND. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. As of December 31, 2004, Wells and its affiliates had approximately $130 billion in assets under management.

Gregory T. Genung, CFA, has primary responsibility for the day-to-day management of the Index 500 Fund. Mr. Genung is a Principal and Portfolio Manager at Wells and has been affiliated with Wells or its affiliates since 1994.

TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the MID CAP GROWTH FUND. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2004, Turner had approximately $15.8 billion in assets under management.

Christopher McHugh, William McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh acts as the lead manager for the Fund and Mr. McVail and Mr. Turner act as co-managers for the Fund. Mr. McHugh is Senior Equity Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer for Growth Equities.

NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management Inc. ("Neuberger Berman") is sub-adviser to the MID CAP VALUE FUND. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2004, Neuberger Berman and its affiliates had approximately $82.9 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Inc. and an indirect wholly-owned subsidiary of Lehman Brothers Holdings, Inc.

Andrew B. Wellington and David M. DiDomenico are primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. Mr. Wellington acts as the lead manager for the Fund and Mr. DiDomenico acts as an associate manager. Mr. Wellington is a Vice President of Neuberger Berman and is a Vice President of Neuberger Berman, LLC. Mr. Wellington has been an Associated Portfolio Manager with Neuberger Berman since 2001. From 1996 to 2001 he was a portfolio manager and Senior Research Analyst with Pzena Investment Management.


David M. DiDomenico is a Vice President of Neuberger Berman and Neuberger Berman, LLC. He has been an associate manager of the Fund since December 2003 and prior to that was an analyst dedicated to the Fund since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm.

PENN SERIES FUNDS, INC.


GOLDMAN SACHS ASSET MANAGEMENT, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") is sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 32 Old Slip, New York, New York 10005 and was registered as an investment adviser in 1990. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), managed approximately $422.8 billion in assets as of December 31, 2004. GSAM's U.S. Value Team is responsible for the day-to-day management of the Fund.

Dolores Bamford, CFA, Managing Director, is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value strategies. Prior to her arrival at Goldman Sachs, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores received a B.A. from Wellesley College and her M.S. from MIT Sloan School of Management and is a CFA charterholder. Dolores joined the Value Team in April of 2002.

David Berdon, Vice President, is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs, David was a vice president for Business Development and Strategic Alliances at Soliloquy Inc., a Principal Consultant at Diamond Technology Partners and an analyst at Chase Manhattan Bank and Morgan Stanley. He received a B.A. in Government and Law from Lafayette College and an M.B.A. in Finance from Wharton School of Business. David joined the Value Team in March of 2001.

Scott Carroll, CFA, Vice President, is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs, Scott spent over five years at Van Kampen Funds where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an equity analyst. Scott also spent two years as a Senior Auditor at Pittway Corporation. Scott received a B.S. in Accounting from Northern Illinois University and an M.B.A.

Chip Otness, CFA, Managing Director, is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research across the value strategies. Chip brings to Goldman Sachs 30 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. Chip started his career at J.P. Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran the J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a B.A. in Economics from Harvard University and is a CFA charterholder. Chip joined the Value Team in May of 2000.

Lisa Parisi, CFA, Managing Director, is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small cap value strategy for John A. Levin & Co. Lisa also developed a small cap value product and co-managed a mid cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a B.B.A. from Adelphi University and an M.B.A. in Finance from the Stern School of Business at New York University and is a CFA charterholder. Lisa joined the Value Team in August of 2001.

Kelly Flynn, Vice President, is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Kelly spent 3 years at Lazard Asset management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard and an M.B.A. from Wharton School of Business. Kelly joined the Value Team in April of 2002.

BJURMAN, BARRY & ASSOCIATES. Bjurman, Barry & Associates ("Bjurman") is sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Bjurman provides day-to-day portfolio management services to the Fund. Bjurman is

PENN SERIES FUNDS, INC.


located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067. As of December 31, 2004, Bjurman managed more than $1.3 billion for individual and institutional clients.

Investment decisions for the Fund are made by Bjurman's Investment Policy Committee. Management of the Fund is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of Bjurman, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a BA in Economics and an MBA in Corporate Finance and Accounting and has over 30 years of investment experience. The Investment Policy Committee is comprised of BB&A's portfolio managers and analysts. While investment decisions are made on a team basis, individual portfolio managers are responsible for implementation and monitoring of the accounts assigned to them. The Investment Policy Committee consists of three principal members and two non-principal members: O. Thomas Barry III, CFA, CIC and Principal Member, G. Andrew Bjurman, CFA, CIC and Principal Member, Stephen W. Shipman, CFA and Principal Member, Patrick T. Bradford and Roberto P. Wu, CFA. Mr. Barry normally chairs all Investment Policy Committee meetings. A consensus amongst members is generally reached before any decisions are implemented which include final review and approval from the Principal members.

Mr. Bjurman, CFA, CIC, President and Chief Executive Officer is a founding member of Bjurman. He holds a BA in Political Science and has over 30 years of investment experience. Mr. Shipman, CFA, Executive Vice President and Director of Research of Bjurman, joined the firm in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated. He holds a BA in English Literature and has over 20 years of investment experience. Mr. Bradford, Assistant Vice President and Head Equity-Fixed Income Trader of Bjurman, joined the firm in 1993. He holds a BS in Business Administration and has over 12 years of investment experience. Mr. Wu, CFA and Senior Research Analyst of Bjurman, joined the firm in 1997. He holds a BS in Finance and Business and has over 8 years of investment experience.

VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") is sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York, 10022. As of December 31, 2004, Vontobel managed assets of over $3 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $43 billion under management.


Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an analyst with Swiss Bank Corporation, New York.


Additional information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each Fund (if any) is available in the Statement of Additional Information.


EXPENSES AND LIMITATIONS

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:

PENN SERIES FUNDS, INC.


        FUND               EXPENSE LIMITATION           FUND            EXPENSE LIMITATION
----------------------     ------------------   --------------------    ------------------
    Money Market                 0.80%            Large Cap Value             1.00%
Limited Maturity Bond            0.90%*              Index 500                0.40%**
    Quality Bond                 0.90%             Mid Cap Growth             1.00%
   High Yield Bond               0.90%             Mid Cap Value              1.00%
  Flexibly Managed               1.00%            Small Cap Growth            1.15%
    Growth Stock                 1.00%            Small Cap Value             1.15%
  Large Cap Growth               1.00%          International Equity          1.50%
   Strategic Value               1.25%               REIT Fund                1.25%


* Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund's total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.


** Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.



All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

For the year ended December 31, 2004, each Fund paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate: Money Market
Fund: 0.20%; Quality Bond Fund: 0.33%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65%; Large Cap Value Fund: 0.60%; Small Cap Growth Fund: 0.73%; Small Cap Value Fund: 0.85%; International Equity
Fund: 0.85%, Limited Maturity Bond Fund: 0.30%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55%; Large Cap Growth Fund: 0.55%; Strategic Value Fund: 0.72%; and REIT Fund: 0.70%.


ACCOUNT POLICIES

PURCHASING AND SELLING FUND SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in a Fund. Each Fund (except for

PENN SERIES FUNDS, INC.

the Money Market Fund) determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.


FREQUENT TRADING POLICIES & RISKS

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the "variable contracts") issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the "Insurance Company"). The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund. As a result, the Funds' ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited. Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds. Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company's Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading. However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company's policies and procedures regarding frequent trading by contract owners.

As required by those policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts. However, despite its efforts, there is no guarantee that the Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds. In addition, legal and technological limitations and provisions of the variable contracts themselves may hinder the ability of the Insurance Company to curtail the frequent trading of certain contract owners. As a result, the Funds cannot assure that the Insurance Company will be able to prevent all instances of frequent trading of Fund shares. The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders. Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund's portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests. Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage. Like all mutual funds that invest in foreign securities, the International Equity, Growth Stock, Flexibly Managed, Large Cap Value and Small Cap Value Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities ("junk bonds"), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading

PENN SERIES FUNDS, INC.


because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities. Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, Strategic Value and REIT Funds may be susceptible to the risks described above because they invest in such securities. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds invest in junk bonds and, therefore, they like other mutual funds investing in such securities, also may be susceptible to the risks described above.


Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company's frequent trading policies and procedures.


HOW THE FUNDS CALCULATE NAV


In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.


The Money Market Fund values its assets by the amortized cost method, which approximates market value.


Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

PORTFOLIO HOLDINGS INFORMATION

The Company makes available quarterly on Penn Mutual's website - www.pennmutal.com - a Quarterly Investment Update ("Quarterly Update"), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the "Investment Tracker" link on Penn Mutual's website and then the "Investment Options" link. The Quarterly Update includes each Fund's top ten holdings and, as applicable, information regarding a Fund's asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months). A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

PENN SERIES FUNDS, INC.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

TAXES

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


The following tables are intended to help you understand the Funds' financial performance for the past five years, or, if shorter, the period of a Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended December 31, 2004 has been audited by KPMG LLP, independent registered public accounting firm. The information provided below for the periods ended December 31, 2003 and prior has been audited by another independent registered public accounting firm. KPMG LLP's report and the prior auditor's report, along with each Fund's financial statements and related notes thereto, for each such period appear in the Funds' Statement of Additional Information. You can obtain the Statement of Additional Information, at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


THE MONEY MARKET FUND


                                                                              YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.01           0.01           0.02           0.04           0.06
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         0.01           0.01           0.02           0.04           0.06
                                                       ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS:
Dividends from net investment income ...............        (0.01)         (0.01)         (0.02)         (0.04)         (0.06)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                       ==========     ==========     ==========     ==========     ==========
   Total return(1) .................................         0.96%          0.86%          1.65%          4.00%          5.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $   81,743     $   99,949     $  149,429     $  128,408     $   94,045
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.53%          0.50%          0.47%          0.50%          0.58%
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net
 assets ............................................         0.92%          0.89%          1.62%          3.78%          5.89%
                                                       ==========     ==========     ==========     ==========     ==========



----------
(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE LIMITED MATURITY BOND FUND



                                                                             YEAR OR PERIOD ENDED DECEMBER 31
                                                       ----------------------------------------------------------------------
                                                          2004           2003         2002           2001             2000*
                                                       ----------     ----------   ----------     ----------       ----------
Net asset value, beginning of year .................   $    10.57     $    10.70   $    10.35     $    10.13       $    10.00
                                                       ----------     ----------   ----------     ----------       ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.37           0.43         0.24           0.40             0.41
                                                       ----------     ----------   ----------     ----------       ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................        (0.12)         (0.12)        0.41           0.27             0.30
                                                       ----------     ----------   ----------     ----------       ----------
   Total from investment operations ................         0.25           0.31         0.65           0.67             0.71
                                                       ----------     ----------   ----------     ----------       ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.37)         (0.43)       (0.24)         (0.40)           (0.41)
                                                       ----------     ----------   ----------     ----------       ----------
Distribution from net realized gains ...............         0.00          (0.01)       (0.06)         (0.05)           (0.17)
                                                       ----------     ----------   ----------     ----------       ----------
   Total distributions .............................        (0.37)         (0.44)       (0.30)         (0.45)           (0.58)
                                                       ----------     ----------   ----------     ----------       ----------
Net asset value, end of period or year .............   $    10.45     $    10.57   $    10.70     $    10.35       $    10.13
                                                       ==========     ==========   ==========     ==========       ==========
   Total  return (1)................................         2.32%          2.90%        6.25%          6.64%            7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...........   $   46,219     $   43,545   $   42,941     $   18,376       $   10,898
                                                       ==========     ==========   ==========     ==========       ==========
Ratio of expenses to average net assets ............         0.62%          0.60%        0.63%          0.74%(c)         0.71%(a)
                                                       ==========     ==========   ==========     ==========       ==========
Ratio of net investment income to average net
 assets ............................................         3.52%          3.62%        3.16%          4.96%(c)          6.01%(a)
                                                       ==========     ==========   ==========     ==========       ==========
Portfolio turnover rate ............................        35.10%         26.70%      224.20%        173.90%          331.60%
                                                       ==========     ==========   ==========     ==========       ==========


----------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.


(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended December 31, 2001.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE QUALITY BOND FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .................   $    10.51     $    10.50     $    10.39     $    10.33     $    10.40
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.45           0.48           0.42           0.51           0.52
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions............................         0.03           0.16           0.13           0.41           0.66
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         0.48           0.64           0.55           0.92           1.18
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ................        (0.45)         (0.48)         (0.42)         (0.51)         (1.06)
                                                       ----------     ----------     ----------     ----------     ----------
Distribution from net realized gains ...............      0.00   (a)       (0.15)         (0.02)         (0.35)         (0.17)
                                                       ----------     ----------     ----------     ----------     ----------
Return of capital ..................................         0.00           0.00           0.00           0.00          (0.02)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (0.45)         (0.63)         (0.44)         (0.86)         (1.25)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $    10.54     $    10.51     $    10.50     $    10.39     $    10.33
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1) ................................         4.59%          6.18%          5.28%          8.91%         12.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $  172,734     $  172,099     $  156,206     $  123,569     $   96,073
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.62%          0.62%          0.62%          0.65%          0.68%
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average
 net assets.........................................         4.07%          4.36%          4.19%          5.23%          5.92%
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................       230.43%        215.40%        498.60%        930.70%      1,046.50%
                                                       ==========     ==========     ==========     ==========     ==========



----------
(a)   Distributions were less than one penny per share.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE HIGH YIELD BOND FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR .................   $     7.70     $     6.78     $     7.25     $     7.45     $     9.58
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.61           0.64           0.70           0.72           0.91
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions............................         0.21           0.92          (0.46)         (0.20)         (1.24)
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         0.82           1.56           0.24           0.52          (0.33)
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ................        (0.61)         (0.64)         (0.71)         (0.72)         (1.80)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (0.61)         (0.64)         (0.71)         (0.72)         (1.80)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $     7.91     $     7.70     $     6.78     $     7.25     $     7.45
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1) ................................        10.71%         23.13%          3.41%          6.92%         (3.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $   85,957     $   82,316     $   63,212     $   60,577     $   51,150
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.86%          0.86%          0.83%          0.87%(a)       0.87%(a)
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net
 assets ............................................         7.35%          8.55%          9.29%          9.57%(a)      10.07%(a)
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................        68.20%         87.80%         80.40%         77.00%         65.40%
                                                       ==========     ==========     ==========     ==========     ==========



----------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively, for the years ended December 31, 2001 and December 31, 2000.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE FLEXIBLY MANAGED FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .................   $    23.64     $    18.75     $    20.03     $    19.76     $    19.62
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.47           0.42           0.56           0.60           0.58
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss)
 on investment transactions.........................         3.83           5.17          (0.39)          1.44           3.26
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         4.30           5.59           0.17           2.04           3.84
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ................        (0.47)         (0.42)         (0.56)         (0.59)         (1.33)
                                                       ----------     ----------     ----------     ----------     ----------
Distribution from net realized gains ...............        (1.51)         (0.28)         (0.89)         (1.18)         (2.37)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (1.98)         (0.70)         (1.45)         (1.77)         (3.70)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $    25.96     $    23.64     $    18.75     $    20.03     $    19.76
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1) ................................        18.58%         29.92%          0.87%*        10.34%         22.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $  929,480     $  705,627     $  526,569     $  478,237     $  432,379
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.85%          0.86%          0.85%          0.87%          0.83%
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net
 assets.............................................         2.02%          2.11%          2.71%*         2.89%          2.92%
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................        22.10%         24.50%         30.60%         33.60%         30.60%
                                                       ==========     ==========     ==========     ==========     ==========



----------
* The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%, for the year ended December 31, 2002.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUND, INC
FINANCIAL HIGHLIGHTS

THE GROWTH STOCK FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004*          2003           2002           2001           2000
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .................   $    11.02     $     9.81     $    15.07     $    20.19     $    41.41
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................         0.05           0.00          (0.03)          0.00          (0.08)
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions.............................        1.26           1.21          (5.23)         (5.12)         (9.36)
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         1.31           1.21          (5.26)         (5.12)         (9.44)
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Distribution from net realized gains ...............        (0.05)          0.00           0.00           0.00          (7.69)
                                                       ----------     ----------     ----------     ----------     ----------
Return of capital ..................................         0.00           0.00           0.00           0.00          (4.09)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (0.05)          0.00           0.00           0.00         (11.78)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $    12.28     $    11.02     $     9.81     $    15.07     $    20.19
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1) ................................        11.90%         12.36%        (34.90)%       (25.34)%       (26.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $   95,242     $   97,751     $  102,418     $  186,696     $  216,016
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.97%          0.97%       (0.92)%(a)        0.92%          0.84%
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income (loss) to average
 net assets.........................................         0.47%          0.02%       (0.21)%(a)        0.02%         (0.27)%
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................       185.20%        578.40%        773.60%        276.20%        309.30%
                                                       ==========     ==========     ==========     ==========     ==========



----------
*   Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.


(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ratio of net investment loss to average net assets would have been (0.22)% for the year ended December 31, 2002.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUND, INC.
FINANCIAL HIGHLIGHTS

THE LARGE CAP VALUE FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000*
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .................   $    17.59     $    13.97     $    16.97     $    18.07     $    22.21
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.26           0.25           0.25           0.23           0.26
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................         1.98           3.62          (2.80)         (0.66)          2.10
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         2.24           3.87          (2.55)         (0.43)          2.36
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ................        (0.26)         (0.25)         (0.24)         (0.23)         (0.48)
                                                       ----------     ----------     ----------     ----------     ----------
Distribution from net realized gains ...............        (1.12)          0.00          (0.21)         (0.44)         (6.02)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (1.38)         (0.25)         (0.45)         (0.67)         (6.50)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................   $    18.45     $    17.59     $    13.97     $    16.97     $    18.07
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1) ................................        12.85%         27.76%        (14.96)%        (2.40)%        12.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $  224,481     $  227,906     $  188,246     $  232,528     $  221,583
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.89%          0.90%          0.88%          0.88%          0.84%
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net  investment  income to average net
assets .............................................         1.38%          1.62%          1.51%          1.26%          1.34%
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................       104.50%         39.90%         38.00%         49.50%        135.80%
                                                       ==========     ==========     ==========     ==========     ==========



----------
*     Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity
      Fund.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE LARGE CAP GROWTH FUND



                                                               YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------
                                                          2004           2003           2002*
                                                       ----------     ----------     ----------
Net asset value, beginning of period or year .......   $    10.53     $     8.41     $    10.00
                                                       ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.06           0.03           0.03
                                                       ----------     ----------     ----------
Net realized and unrealized gain (loss)
 on investment transactions ........................         0.85           2.12          (1.59)
                                                       ----------     ----------     ----------
   Total from investment operations ................         0.91           2.15          (1.56)
                                                       ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.06)         (0.03)         (0.03)
                                                       ----------     ----------     ----------
Dividend from net realized gains ...................        (0.62)          0.00           0.00
                                                       ==========     ==========     ==========
Net asset value, end of period or year .............   $    10.76     $    10.53     $     8.41
                                                       ==========     ==========     ==========
   Total return (1).................................         8.66%         25.61%        (15.60)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...   $   24,072     $   16,099     $    5,090
                                                       ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.96%          1.00%(c)       0.98%(a)(c)
                                                       ==========     ==========     ==========
Ratio of net investment income to average
 net assets ........................................         0.59%          0.51% (c)      0.70%(a)(c)
                                                       ==========     ==========     ==========
Portfolio turnover rate ............................       114.30%         27.50%          34.6%
                                                       ==========     ==========     ==========


----------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment loss to average net assets would have been 0.24% and (0.43)%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE INDEX 500 FUND



                                                                         YEAR OR PERIOD ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000*
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period or year .......   $     7.67     $     6.05     $     7.90     $     9.08     $    10.00
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.13           0.10           0.09           0.09           0.07
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................         0.67           1.62          (1.85)         (1.18)         (0.91)
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         0.80           1.72          (1.76)         (1.09)         (0.84)
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.13)         (0.10)         (0.09)         (0.09)         (0.07)
                                                       ----------     ----------     ----------     ----------     ----------
Return of capital ..................................         0.00           0.00           0.00           0.00          (0.01)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (0.13)         (0.10)         (0.09)         (0.09)         (0.08)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period or year .............   $     8.34     $     7.67     $     6.05     $     7.90     $     9.08
                                                       ==========     ==========     ==========     ==========     ==========
   Total return (1).................................        10.47%         28.41%        (22.28)%       (11.98)%        (8.40)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...   $  257,637     $  234,020     $  174,429     $  202,902     $  213,398
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.29%(c)       0.25%(c)       0.25%(c)       0.25%(c)       0.25%(a)(c)
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net
 assets.............................................         1.70%(c)       1.47%(c)       1.35%(c)       1.17%(c)       1.08%(a)(c)
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................         1.20%          0.90%          3.40%          1.20%          2.70%
                                                       ==========     ==========     ==========     ==========     ==========


----------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.

(b)   Not annualized.


(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37%, 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.62%, 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2004, 2003, 2002, and 2001 and for the period ended December 31, 2000.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MID CAP GROWTH FUND



                                                                       YEAR OR PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------
                                                      2004            2003           2002            2001            2000*
                                                   ----------      ----------     ----------      ----------      ----------
Net asset value, beginning of year ............... $     6.33      $     4.24     $     6.29      $     8.75      $    10.00
                                                   ----------      ----------     ----------      ----------      ----------

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ..............................      (0.04)          (0.03)         (0.03)          (0.05)          (0.03)
                                                   ----------      ----------     ----------      ----------      ----------
Net realized and unrealized gain (loss) on
 investment transactions..........................       0.76            2.12          (2.02)          (2.41)          (1.22)
                                                   ----------      ----------     ----------      ----------      ----------
   Total from investment operations ..............       0.72            2.09          (2.05)          (2.46)          (1.25)

LESS DISTRIBUTIONS:
Distribution from net realized gains .............       0.72            0.00           0.00            0.00            0.00
                                                   ----------      ----------     ----------      ----------      ----------
Net asset value, end of period or year ...........       7.05      $     6.33     $     4.24      $     6.29      $     8.75
                                                   ==========      ==========     ==========      ==========      ==========
   Total return (1) ..............................      11.37%          49.29%        (32.59)%        (28.11)%        (12.50)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands).. $   70,793      $   65,052     $   34,424      $   45,434      $   54,805
                                                   ==========      ==========     ==========      ==========      ==========
Ratio of expenses to average net assets ..........       1.00%(c)        1.00%(c)       0.99%(c)        1.00%(c)        1.00%(a)(c)
                                                   ==========      ==========     ==========      ==========      ==========
Ratio of net investment loss to average net assets      (0.56)%(c)     (0.59)%(c)      (0.57)%(c)      (0.70)%(c)      (0.60)%(a)(c)
                                                   ==========      ==========     ==========      ==========      ==========
Portfolio turnover rate ..........................     169.00%        154.30%        230.40%         327.40%         202.50%
                                                   ==========      ==========     ==========      ==========      ==========


----------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)   Annualized.


(b)   Not annualized.

(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.03%, 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment loss to average net assets would have been (0.59)%, (0.64)%, (0.63)%, (0.81)% and (0.68)%, respectively, for the years ended December 31, 2004, 2003, 2002 and 2001 and for the period ended December 31, 2000.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE MID CAP VALUE FUND



                                                                           YEAR OR PERIOD ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------
                                                          2004           2003           2002           2001           2000*
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period or year .......   $    13.05     $     9.75     $    10.83     $    11.92     $    10.00
                                                       ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.05           0.04           0.06           0.07           0.03
                                                       ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................         2.88           3.55          (1.08)         (0.45)          2.37
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations ................         2.93           3.59          (1.02)         (0.38)          2.40
                                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.05)         (0.04)         (0.06)         (0.07)         (0.03)
                                                       ----------     ----------     ----------     ----------     ----------
Distribution from net realized gains ...............        (2.16)         (0.25)          0.00          (0.64)         (0.45)
                                                       ----------     ----------     ----------     ----------     ----------
   Total distributions .............................        (2.21)         (0.29)         (0.06)         (0.71)         (0.48)
                                                       ----------     ----------     ----------     ----------     ----------
Net asset value, end of period or year .............   $    13.77     $    13.05     $     9.75     $    10.83     $    11.92
                                                       ==========     ==========     ==========     ==========     ==========
   Total  return (1) ...............................        23.17%         36.84%         (9.42)%        (3.17)%        23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...   $   98,448     $   81,042     $   58,330     $   61,633     $   59,538
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ............         0.86%          0.86%          0.85%          0.89%          0.90%(a)
                                                       ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net
 assets ............................................         0.40%          0.39%          0.55%          0.70%          0.38%(a)
                                                       ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ............................        67.90%         64.40%         91.40%        222.20%        213.00%
                                                       ==========     ==========     ==========     ==========     ==========



----------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


(a)   Annualized.

(b)   Not annualized.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE STRATEGIC VALUE FUND



                                                           YEAR OR PERIOD ENDED DECEMBER 31
                                                       ----------------------------------------
                                                          2004           2003           2002*
                                                       ----------     ----------     ----------
Net asset value, beginning of period or year .......   $    10.57     $     8.54     $    10.00
                                                       ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.05           0.07           0.03
                                                       ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................         2.51           2.07          (1.46)
                                                       ----------     ----------     ----------
   Total from investment operations ................         2.56           2.14          (1.43)
                                                       ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...............        (0.05)         (0.07)         (0.03)
                                                       ----------     ----------     ----------
Distribution from net realized gains ...............        (0.17)         (0.04)
                                                       ----------     ----------     ----------
   Total distributions .............................        (0.22)         (0.11)         (0.03)
                                                       ----------     ----------     ----------
Net asset value, end of period or year .............   $    12.91     $    10.57     $     8.54
                                                       ==========     ==========     ==========
   Total return (1) ................................        24.25%         25.13%        (14.25)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...   $   30,485     $   16,025     $    7,417
                                                       ==========     ==========     ==========
Ratio of expenses to average net assets ............         1.14%          1.25%(c)       1.24%(a)(c)
                                                       ==========     ==========     ==========
Ratio of net investment income to average net assets         0.47%          0.54%(c)       0.82%(a)(c)
                                                       ==========     ==========     ==========
Portfolio turnover rate ............................        18.00%         16.80%         20.60%
                                                       ==========     ==========     ==========


----------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and (0.18)%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE SMALL CAP GROWTH FUND



                                                                                 YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------------
                                                          2004*          2003            2002            2001           2000
                                                       ----------     ----------      ----------      ----------     ----------
Net asset value, beginning of year .................   $    17.48     $    11.85      $    20.46      $    24.89     $    49.68
                                                       ----------     ----------      ----------      ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ................................        (0.16)         (0.13)          (0.14)          (0.13)         (0.26)
                                                       ----------     ----------      ----------      ----------     ----------
Net realized and unrealized gain (loss) on
 investment transactions............................         1.82           5.76           (8.47)          (3.78)        (11.62)
                                                       ----------     ----------      ----------      ----------     ----------
   Total from investment operations ................         1.66           5.63           (8.61)          (3.91)        (11.88)
                                                       ----------     ----------      ----------      ----------     ----------

LESS DISTRIBUTIONS:
Distribution from net realized gains ...............         0.00           0.00            0.00           (0.01)        (12.91)
                                                       ----------     ----------      ----------      ----------     ----------
Return of capital ..................................         0.00           0.00            0.00           (0.51)          0.00
                                                       ----------     ----------      ----------      ----------     ----------
   Total distributions .............................         0.00           0.00            0.00           (0.52)        (12.91)
                                                       ----------     ----------      ----------      ----------     ----------
Net asset value, end of year .......................   $    19.14     $    17.48      $    11.85      $    20.46     $    24.89
                                                       ==========     ==========      ==========      ==========     ==========
   Total return (1) ................................         9.50%         47.51%         (42.08)%        (15.84)%       (28.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) ...   $  113,579     $  111,360      $   74,681      $  137,099     $  139,774
                                                       ==========     ==========      ==========      ==========     ==========
Ratio of expenses to average net assets ............         1.06%          1.09%(a)        1.05%(a)        1.04%          1.01%
                                                       ==========     ==========      ==========      ==========     ==========
Ratio of net investment income to average net assets        (0.87)%       (0.94)%(a)       (0.87)%(a)      (0.67)%        (0.68)%
                                                       ==========     ==========      ==========      ==========     ==========
Portfolio turnover rate ............................        194.8%        191.10%         163.60%         134.50%        145.30%
                                                       ==========     ==========      ==========      ==========     ==========



----------
*     Prior to August 1, 2004, the Small Cap Growth was named Emerging Growth
      Fund.


(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94)% and (0.88)%, respectively, for the years ended December 31, 2003 and 2002.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE SMALL CAP VALUE FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------------
                                                          2004           2003            2002            2001            2000*
                                                       ----------     ----------      ----------      ----------      ----------
Net asset value, beginning of year .................   $    18.20     $    11.00      $    14.38      $    12.94      $    12.64
                                                       ----------     ----------      ----------      ----------      ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) .......................         0.01          (0.08)          (0.05)           0.01            0.04
                                                       ----------     ----------      ----------      ----------      ----------
Net realized and unrealized gain (loss) on
 investment transactions ...........................         2.55           8.29           (2.37)           2.10            1.68
                                                       ----------     ----------      ----------      ----------      ----------
   Total from investment operations ................         2.56           8.21           (2.42)           2.11            1.72
                                                       ----------     ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ................        (0.01)          0.00            0.00           (0.02)          (0.12)
                                                       ----------     ----------      ----------      ----------      ----------
Distribution from net realized gains ...............        (3.80)         (1.01)          (0.96)          (0.65)          (1.30)
                                                       ----------     ----------      ----------      ----------      ----------
   Total distributions .............................        (3.81)         (1.01)          (0.96)          (0.67)          (1.42)
                                                       ----------     ----------      ----------      ----------      ----------
Net asset value, end of period or year .............   $    16.95     $    18.20      $    11.00      $    14.38      $    12.94
                                                       ==========     ==========      ==========      ==========      ==========
   Total return (1) ................................        14.88%         74.85%         (16.76)%         16.75%          13.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .............   $  165,714     $  148,700      $   77,491      $   86,987      $   55,677
                                                       ==========     ==========      ==========      ==========      ==========
Ratio of expenses to average net assets ............         1.15%(a)       1.15%(a)        1.15%(a)        1.14%(a)        1.05%(a)

                                                       ==========     ==========      ==========      ==========      ==========
Ratio of net investment income to average net
 assets ............................................         0.08%(a)      (0.61)%(a)      (0.38)%(a)       0.12%(a)        0.38%(a)
                                                       ==========     ==========      ==========      ==========      ==========
Portfolio turnover rate.............................       142.40%         60.90%          54.40%          67.80%         135.40%
                                                       ==========     ==========      ==========      ==========      ==========



----------
* Prior to May 1, 2000 the Small Cap Value Fund was named Small Capitalization Fund.

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.17%, 1.19%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been 0.06%, (0.65)%, (0.39)%, 0.10% and 0.34%, respectively, for the years ended December 31, 2004, 2003, 2002, 2001 and 2000.

(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE INTERNATIONAL EQUITY FUND



                                                                                   YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                              2004           2003           2002           2001           2000
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year .....................   $    13.91     $    10.53     $    11.71     $    16.64     $    26.78
                                                           ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................         0.24           0.19           0.15           0.37           0.14
                                                           ----------     ----------     ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investments and foreign currency related transactions .         3.92           3.27          (1.31)         (5.05)         (4.82)
                                                           ----------     ----------     ----------     ----------     ----------
   Total from investment operations ....................         4.16           3.46          (1.16)         (4.68)         (4.68)
                                                           ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividend from net investment income ....................        (0.09)         (0.08)         (0.02)         (0.25)         (0.14)
                                                           ----------     ----------     ----------     ----------     ----------
Distribution from net realized gains ...................         0.00           0.00           0.00           0.00          (4.59)
                                                           ----------     ----------     ----------     ----------     ----------
Return of capital ......................................         0.00           0.00           0.00           0.00          (0.73)
                                                           ----------     ----------     ----------     ----------     ----------
   Total distributions .................................        (0.09)         (0.08)         (0.02)         (0.25)         (5.46)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    17.98     $    13.91     $    10.53     $    11.71     $    16.64
                                                           ==========     ==========     ==========     ==========     ==========
   Total return (1) ....................................        30.01%         32.85%         (9.94)%       (28.12)%       (18.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .................   $  165,509     $  133,603     $  104,645     $  124,949     $  162,359
                                                           ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ................         1.22%          1.19%          1.23%          1.25%          1.16%
                                                           ==========     ==========     ==========     ==========     ==========
Ratio of net investment income (loss) to average net
 assets ................................................         1.61%          1.63%          1.35%          1.06%         (0.08)%
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ................................        40.30%         59.00%        106.30%         97.20%         64.40%
                                                           ==========     ==========     ==========     ==========     ==========



----------
(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

THE REIT FUND




                                                                YEAR OR PERIOD ENDED DECEMBER 31
                                                           ----------------------------------------
                                                              2004           2003           2002*
                                                           ----------     ----------     ----------
Net asset value, beginning of period or year ...........   $    11.53     $     9.00     $    10.00
                                                           ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................         0.37           0.36           0.25
                                                                          ----------     ----------
Net realized and unrealized loss on investment
  transactions .........................................         3.69           2.83          (1.01)
                                                           ----------     ----------     ----------
   Total from investment operations ....................         4.06           3.19          (0.76)
                                                           ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...................        (0.41)         (0.37)         (0.24)
Distribution from net realized gains ...................        (0.85)         (0.29)          0.00
                                                           ----------     ----------     ----------
   Total distributions .................................        (1.26)         (0.66)         (0.24)
                                                           ----------     ----------     ----------
Net asset value, end of period or year .................   $    14.33     $    11.53     $     9.00
                                                           ==========     ==========     ==========
   Total return (1) ....................................        35.53%         35.49%         (7.55)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands) .......   $   31,247     $   16,881     $    5,507
                                                           ==========     ==========     ==========
Ratio of expenses to average net assets ................         1.10%          1.25%(c)       1.22%(a)(c)
                                                           ==========     ==========     ==========
Ratio of net investment income to average net assets ...         3.06%          4.87%(c)       5.31%(a)(c)
                                                           ==========     ==========     ==========
Portfolio turnover rate ................................        80.30%         68.90%         45.40%
                                                           ==========     ==========     ==========


----------
* For the period from May 1, 2002 (commencement of operations) through December 31, 2002.

(a)   Annualized.

(b)   Not annualized.

(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been 4.78% and 4.28%, respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.


(1). Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2005, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.


You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual's website at www.pennmutual.com.

PROXY VOTING POLICY AND PROXY VOTING RECORDS

You may obtain a description of the Company's Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series Funds, Inc.'s Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044


      Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with sixteen separate investment portfolios (the "Funds").


                                MONEY MARKET FUND
                           LIMITED MATURITY BOND FUND
                                QUALITY BOND FUND
                              HIGH YIELD BOND FUND
                              FLEXIBLY MANAGED FUND


                                GROWTH STOCK FUND


                              LARGE CAP VALUE FUND
                              LARGE CAP GROWTH FUND
                                 INDEX 500 FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                              STRATEGIC VALUE FUND


                              SMALL CAP GROWTH FUND


                              SMALL CAP VALUE FUND
                            INTERNATIONAL EQUITY FUND
                                    REIT FUND


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2005. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.

      The date of this Statement of Additional Information is May 1, 2005.

                                TABLE OF CONTENTS


Penn Series..............................................................3

Investment Objectives................................................... 3

Investment Policies......................................................4

Securities and Investment Techniques....................................13

    Investments in Debt Securities......................................13

    Investments in Foreign Equity Securities............................16

    Investments in Smaller Companies....................................16

    Investments in Unseasoned Companies.................................17

    Foreign Currency Transactions.......................................17

    Repurchase Agreements...............................................19

    Lending of Portfolio Securities.....................................19

    Illiquid Securities.................................................19

    Warrants............................................................20

    When-Issued Securities..............................................20

    The Quality Bond Fund's Policy Regarding Industry Concentration ....20

    Options.............................................................21

    Futures Contracts...................................................22

    Investment Companies................................................22

    Real Estate Investment Trust........................................23

    Loan Participations and Assignments.................................23

    Trade Claims........................................................24

Investment Restrictions.................................................25

    Money Market Fund...................................................25

    Limited Maturity Bond Fund..........................................26

    Quality Bond Fund...................................................27

    High Yield Bond Fund................................................28

    Flexibly Managed Fund...............................................29

    Growth Stock Fund...................................................30

    Large Cap Value Fund................................................31

    Large Cap Growth Fund...............................................32

    Index 500 Fund......................................................32

    Mid Cap Growth Fund.................................................33

    Mid Cap Value Fund..................................................33

    Strategic Value Fund................................................34

    Small Cap Growth Fund...............................................35

    Small Cap Value Fund................................................36

    International Equity Fund...........................................36

    REIT Fund...........................................................37

General Information.....................................................38

    Investment Advisory Services........................................38

    Portfolio Managers..................................................41

    Administrative and Corporate Services...............................52

    Accounting Services.................................................53

    Limitation on Fund Expenses.........................................54

    Portfolio Transactions..............................................54

    Portfolio Turnover..................................................57

    Directors and Officers..............................................57

    Code of Ethics......................................................61

    Proxy Voting Policy ................................................61

    Net Asset Value of Shares...........................................62

    Ownership of Shares.................................................63

    Tax Status..........................................................64

    Voting Rights.......................................................65

    Custodial Services..................................................66

    Independent Registered Public Accounting Firm.......................66

    Legal Matters.......................................................66

    Portfolio Holdings Information......................................66

Ratings of Commercial Paper.............................................67

Ratings of Corporate Debt Securities....................................68

Financial Statements of Penn Series.....................................69


Appendix...............................................................A-1

    Proxy Voting Procedures............................................A-1

PENN SERIES


        Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a "Fund," and collectively, the "Funds") for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.


INVESTMENT OBJECTIVES

        The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.


MONEY MARKET FUND             Preserve shareholder capital, maintain liquidity
                              and achieve the highest possible level of current income consistent therewith

LIMITED MATURITY BOND FUND    Highest available current income consistent with
                              liquidity and low risk to principal; total return is secondary


QUALITY BOND FUND             Highest income over the long term consistent with
                              the preservation of principal

HIGH YIELD BOND FUND          High current income

FLEXIBLY MANAGED FUND         Maximize total return (capital appreciation and
                              income)


GROWTH STOCK FUND             Long-term growth of capital and increase of
                              future income


LARGE CAP VALUE FUND          Maximize total return (capital appreciation
                              and income)

LARGE CAP GROWTH FUND         Capital appreciation

INDEX 500 FUND                Total return (capital appreciation and
                              income) which corresponds to that of the Standard
                              & Poor's Composite Index of 500 stocks

MID CAP GROWTH FUND           Maximize capital appreciation

MID CAP VALUE FUND            Growth of capital

STRATEGIC VALUE FUND          Capital appreciation


SMALL CAP GROWTH FUND         Capital appreciation


SMALL CAP VALUE FUND          Capital appreciation

INTERNATIONAL EQUITY FUND     Capital appreciation


REIT FUND                     High total return consistent with reasonable
                              investment risks, through both current income and capital appreciation

INVESTMENT POLICIES

        Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

MONEY MARKET FUND


        INVESTMENT PROGRAM. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. ("Investment Adviser") which serves as investment adviser to the Fund. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities;
(vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

        PORTFOLIO QUALITY. The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).


LIMITED MATURITY BOND FUND


        The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the nationally recognized statistical rating organizations (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), and are sometimes referred to as "junk bonds." Under normal circumstances, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations;
(viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

QUALITY BOND FUND


        The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the nationally recognized statistical rating organizations (S&P, Moody's, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), which are sometimes referred to as "junk bonds." Under normal circumstances, at least 80% of the Fund's total assets will be invested in debt securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and
(xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.


HIGH YIELD BOND FUND


        The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

        Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

        Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

        CREDIT ANALYSIS. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the sub-adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

        The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

        MATURITY. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund's dollar weighted average maturity is expected to be in the 6 to 12 year range.

        YIELD AND PRICE. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

        DEFERRABLE SUBORDINATED SECURITIES. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

        HYBRID INSTRUMENTS. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.


        OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

        ADDITIONAL RISKS OF HIGH YIELD INVESTING. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

        During 2004 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:

     STANDARD AND POOR'S RATINGS    PERCENTAGE OF TOTAL NET INVESTMENTS*
     ---------------------------    ------------------------------------
                 AAA                                  0%
                 AA                                   0%
                 A                                    0%
                 BBB                                 3.4%
                 BB                                  18.5%
                 B                                   61.7%
                 CCC                                 10.6%
                 CC                                   0%
                 C                                    0%
                 D                                    0%
                 Unrated**                           5.73%

*T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A: 0 %; BBB: 0% ; BB 0.20% ; B: 1.14% ; CCC: 0.48% ; CC:0% ; C:0%; D: 0.03%; Unrated: 3.88%


** Unaudited.

FLEXIBLY MANAGED FUND

        In addition to investing in common stocks, the Fund may invest in the following securities:

        o Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.


        o Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund's investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

        o Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

        o The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

        If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the sub-adviser's credit research.

GROWTH STOCK FUND

        Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified group of growth companies. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


LARGE CAP VALUE FUND


        The Fund's assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


LARGE CAP GROWTH FUND


        Under normal conditions, the Fund will invest at least 80% of its net assets in investments of large capitalization companies. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the sub-adviser will search for investments across a large number of industries, it may have from time to time significant positions in particular sectors such as the technology sector (including health technology, electronic technology and technology services), communications, and financial services companies. The Fund may invest up to 25% of its total assets in foreign securities. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody's or BB or lower by S&P(R) or unrated securities that the manager determines are of comparable quality. The Fund also may: write covered call options, purchase put options on securities, enter into repurchase agreements, and invest in restricted or illiquid securities. The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The Fund currently does not intend to invest more than 5% of its assets in loan participations and other related direct or indirect bank securities and it may invest up to 5% of its assets in trade claims. Both loan participation and trade claims carry a high degree or risk. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).


INDEX 500 FUND


        The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500

Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.


        The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Mutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or the Index 500 Fund. S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.


        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MID CAP GROWTH FUND


        The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


MID CAP VALUE FUND


        The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Mid-Cap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

STRATEGIC VALUE FUND


        The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may also invest in debt securities. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.


SMALL CAP GROWTH FUND


        The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.


SMALL CAP VALUE FUND


        The Small Cap Value Fund is managed using a value oriented approach. The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Sub-Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


INTERNATIONAL EQUITY FUND

        Under normal circumstances, the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

        The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

        The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the sub-adviser) based on available information.

        The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.


        ADDITIONAL RISK CONSIDERATIONS. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

REIT FUND


        The Fund invests primarily in securities of real estate investment trusts ("REITs"). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycle and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENTS IN DEBT SECURITIES

        Debt securities in which one or more of the Funds may invest in include those described below.

        U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

        U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.


        LONG-TERM, MEDIUM TO LOWER QUALITY CORPORATE DEBT SECURITIES. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund's investment sub-adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.

        INVESTMENT GRADE CORPORATE DEBT SECURITIES. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Funds' investment adviser, Independence Capital Management, Inc. ("ICMI").

        BANK OBLIGATIONS. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

        No Fund will invest in any security issued by a commercial bank unless:
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

        COMMERCIAL PAPER. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.


        CANADIAN GOVERNMENT SECURITIES. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the

Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

        SAVINGS AND LOAN OBLIGATIONS. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

        No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.


        MUNICIPAL OBLIGATIONS. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

        Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


        Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.


        To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

        FOREIGN DEBT SECURITIES. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

        The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

        The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

        For information on risks involved in investing in foreign securities, see information on "INVESTMENTS IN FOREIGN EQUITY SECURITIES" below.

        PRIME MONEY MARKET SECURITIES DEFINED. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

        COLLATERALIZED MORTGAGE OBLIGATIONS. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

        ASSET-BACKED SECURITIES. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

        "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.


        Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

        ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

        Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.


        For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

        CONVERTIBLE SECURITIES. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

INVESTMENTS IN FOREIGN EQUITY SECURITIES


        The Growth Stock, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Value, Small Cap Growth, Flexibly Managed and REIT Funds may invest in the equity securities of foreign issuers including in the case of the Small Cap Value Fund securities of foreign issuers in emerging countries, subject to the following limitations based upon the total assets of each Fund: Growth Stock - 30%; Large Cap Value - 25%; Large Cap Growth
- 25%, Mid Cap Growth Fund - 25%; Mid Cap Value - 25%, Strategic Value Fund - 10%, Small Cap Value - 15%; Small Cap Growth - 10%; Flexibly Managed Fund - 25% and REIT - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Strategic Value, Large Cap Value and the Mid-Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


INVESTMENTS IN SMALLER COMPANIES


        The Small Cap Value and Small Cap Growth Funds may invest a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

INVESTMENTS IN UNSEASONED COMPANIES

        The Small Cap Value Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.


FOREIGN CURRENCY TRANSACTIONS


        As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.


        Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


        Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

        The Funds may enter into forward foreign contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

        At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.


        It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.


        If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

        Although the International Equity, Growth Stock, Large Cap Value, Small Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Flexibly Managed, REIT and High Yield Bond Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS


        Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


LENDING OF PORTFOLIO SECURITIES

        For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

ILLIQUID SECURITIES

        Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.


        The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or with respect to the Small Cap Value Fund, securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a "private investment in public equity," or a "PIPE"). Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.


WARRANTS


        The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed, Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Strategic Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


WHEN-ISSUED SECURITIES


        The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION

        When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management, Inc.'s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management, Inc. believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management, Inc. believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.


OPTIONS


        Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

        A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will earmark or segregate cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.


        Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.


        There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS


        Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

        Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

        Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.


        A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

        The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

INVESTMENT COMPANIES


        Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield Bond, Growth Stock and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

        The High Yield Bond, Growth Stock, Small Cap Value and Flexibly Managed Funds may invest in Exchange Traded Funds (ETFs). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

REAL ESTATE INVESTMENT TRUSTS

        The Small Cap Value Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Small Cap Value Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


LOAN PARTICIPATIONS AND ASSIGNMENTS


        The Large Cap Growth and High Yield Bond Funds may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

        The loan participations in which the Large Cap Growth and High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.


        Because the Large Cap Growth and High Yield Bond Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

        There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.


        Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

        Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

TRADE CLAIMS

        The Large Cap Growth and High Yield Bond Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

        Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

        Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

        As noted above, investing in trade claims does carry some unique risks which include:


        ESTABLISHING THE AMOUNT OF THE CLAIM. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.


        DEFENSES TO CLAIMS. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

        DOCUMENTATION/INDEMNIFICATION. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.


        VOLATILE PRICING DUE TO ILLIQUID MARKET. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

        NO CURRENT YIELD/ULTIMATE RECOVERY. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.


        TAX ISSUE. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.


INVESTMENT RESTRICTIONS


        Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the seventeen respective Funds. Fundamental policies may not be changed without the approval of the lesser of: (1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.


MONEY MARKET FUND

        Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.


        The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) EQUITY SECURITIES. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) RESTRICTED OR ILLIQUID SECURITIES. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

(8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;
(9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income;
(11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.


LIMITED MATURITY BOND FUND

        Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.


        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

QUALITY BOND FUND


        Investment restrictions (1), (2), (4) through (9), (13) and (14) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (12) are operating policies subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1)(A) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (B) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION above), but this limitation does not apply to bank certificates of deposit; (C) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (D) RESTRICTED SECURITIES. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (E) WARRANTS. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) REAL ESTATE. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) SHORT SALES AND PURCHASES ON MARGIN. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) LOANS. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) BORROWING. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) MORTGAGING. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) UNDERWRITING. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (12) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

HIGH YIELD BOND FUND

        Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (19) are operating policies subject to change by the Board of Directors without shareholder approval.


        The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) EQUITY SECURITIES. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) RESTRICTED OR ILLIQUID SECURITIES. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information; (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; (16) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) PURCHASES WHEN BORROWINGS OUTSTANDING. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;
(18) SHORT SALES. Effect short sales of securities; or (19) WARRANTS. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.


FLEXIBLY MANAGED FUND

        Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.


        The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) RESTRICTED OR ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

GROWTH STOCK FUND

        Investment restrictions (1) through (14) and (19) and (20) described below have been adopted by the Growth Stock Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (18) are operating policies which are subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (3) INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (4) REAL ESTATE. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (6) INVESTMENT COMPANIES. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (8) LOANS. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (20) below; (10) UNDERWRITING. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities; (11) SECURITIES OF ADVISER. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (12) ALLOCATION OF PRINCIPAL BUSINESS TO OFFICERS AND DIRECTORS. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (13) ALLOCATION OF BROKERAGE BUSINESS TO ADVISER. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (14) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (15) ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (16) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (17) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (18) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Stock Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (19) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (20) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


LARGE CAP VALUE FUND

        Investment restrictions (1), (2), (3), (5), (7) through (11), and (14) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.


        The Fund may not: (1) (A) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (B) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (C) UNSEASONED ISSUERS. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


LARGE CAP GROWTH FUND

        Investment restrictions (1) through (7) have been adopted by the Large Cap Growth Fund as fundamental policies.


        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.


INDEX 500 FUND

        Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.


        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

MID CAP GROWTH FUND

        Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.


        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.


MID CAP VALUE FUND

        Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.


        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.


STRATEGIC VALUE FUND


        Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions
(4) (6) and (10) through (15) are operating policies and are subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) SHORT SALES. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC.

Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) ILLIQUID SECURITIES. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) WARRANTS. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund's total assets; (13) REAL ESTATE. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (14) DERIVATIVES. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (15) TRANSACTION WITH FUND OFFICERS. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

SMALL CAP GROWTH FUND

        Investment restrictions (1) through (9) are fundamental policies of the Small Cap Growth Fund, except as otherwise indicated. Restrictions (10) through
(14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (14) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

SMALL CAP VALUE FUND


        Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(14) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (12) ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities; (13) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (14) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.


INTERNATIONAL EQUITY FUND


        Investment restrictions (1), (2), (3), (5), (7) through (11), (13), and
(14) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) (A) DIVERSIFICATION. With respect to 75% of its assets invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (B) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (C) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to
(14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.


REIT FUND

        Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restriction (9) is a non-fundamental operating policy and is subject to change by the Board of Directors without shareholder approval.

        The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (7) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

        In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

        Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.


        In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT POLICIES -- MONEY MARKET FUND" above for certain of the restrictions contained in the Rule.


GENERAL INFORMATION

INVESTMENT ADVISORY SERVICES


        INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI"), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond and Quality Bond Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

        The Money Market, Limited Maturity Bond, Quality Bond, and Growth Stock Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; and Growth Stock Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.


        For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; and REIT, 0.70%.

        For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475%
of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.


        For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

        WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the INDEX 500 FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. Wells Capital Management is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.

        TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the MID CAP GROWTH FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.

        NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management Inc. ("Neuberger Berman") serves as sub-adviser to the MID CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

        GOLDMAN SACHS ASSET MANAGEMENT, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") serves as sub-adviser to the SMALL CAP VALUE FUND and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

        T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the FLEXIBLY MANAGED, GROWTH STOCK, and HIGH YIELD BOND FUNDS and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates:
0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000. The fees for the Growth Stock Fund are paid at the following rates: 0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

        Price Associates has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by Price Associates:

        Combined Asset Levels                             Percentage Fee Waiver
        ---------------------                             ---------------------
        Between $750 million and $1.5 billion             5% fee reduction
        Between $1.5 billion and $3 billion               7.5% fee reduction
        Above $3 billion                                  10% fee reduction

        ABN AMRO ASSET MANAGEMENT, INC. ABN AMRO Asset Management, Inc. ("ABN AMRO") serves as sub-adviser to the LARGE CAP GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays ABN AMRO, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; and 0.40% of the average daily net assets of the Fund in excess of $50,000,000.

        LORD, ABBETT & CO. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") serves as sub-adviser to the STRATEGIC VALUE AND LARGE CAP VALUE FUNDS and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Funds. The fees for the Strategic Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000. The fees paid for the Large Cap Value Fund are paid at the following rates: 0.35% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $200,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

        HEITMAN REAL ESTATE SECURITIES LLC. Heitman Real Estate Securities LLC ("Heitman") serves as sub-adviser to the REIT FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.43% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.41% with respect to the average daily net assets of the Fund in excess of $100,000,000.

        VONTOBEL ASSET MANAGEMENT, INC. Vontobel Asset Management, Inc. ("Vontobel") serves as sub-adviser to the INTERNATIONAL EQUITY FUND and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

        BJURMAN, BARRY & ASSOCIATES. Bjurman, Barry & Associates ("BBA") serves as sub-adviser to the SMALL CAP GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays BBA, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rate: 0.50% of the average daily net assets of the Fund.

        In the years 2004, 2003, and 2002, the advisory fees paid to ICMI by each of the Funds then in existence were as follows:

             FUND                   2004         2003         2002
------------------------------   ----------   ----------   ----------
Money Market Fund                $  186,947   $  235,725   $  257,652
Limited Maturity Bond Fund          134,663      142,210       87,295
Quality Bond Fund                   567,590      560,259      477,920
High Yield Bond Fund(1)             416,394      365,617      320,278
Flexibly Managed Fund(2)          4,749,993    3,460,906    3,229,153
Growth Stock Fund(3)                604,522      629,135      896,555

             FUND                   2004         2003         2002
------------------------------   ----------   ----------   ----------
Large Cap Value Fund(4)           1,282,843    1,191,748    1,300,248
Large Cap Growth Fund(5)            112,558       51,968       13,864
Index 500 Fund(6)                   167,979      138,006      132,978
Mid Cap Growth Fund(7)              460,201      327,423      270,184
Mid Cap Value Fund(8)               481,673      356,633      355,964
Strategic Value Fund(9)             157,552       77,010       24,646
Small Cap Growth Fund(10)           809,297      669,101      721,474
Small Cap Value Fund(11)          1,310,735      875,457      752,429
International Equity Fund(12)     1,182,076      938,743    1,002,412
REIT Fund(13)                       152,951       68,141       19,037

----------
(1). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $330,511, $292,494, and $256,222, respectively.
(2). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $3,140,537, $2,307,271, and $2,152,769,
        respectively.
(3). For the period August 1, 2004 through December 31, 2004, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $148,849. The advisory fees paid by the Growth Stock Fund to ICMI are before a contractual waiver of $0, $0, and $7,278 for January 1, 2004 through July 31, 2004 and the 2003 and 2002 fiscal years, respectively.
(4). For the period January 1, 2004 through July 31, 2004 and the 2003 and 2002 fiscal years, ICMI paid sub-advisory fees to Putnam Investment Management LLC of $574,321, $919,155, and $996,009, respectively. For the period August 1, 2004 through December 31, 2004, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $308,632. The advisory fee paid by the Fund is before a contractual waiver of $0, $0, and $1,214 for 2004, 2003, and 2002, respectively.
(5). For the period January 1, 2004 through July 31, 2004 and the 2003 and 2002 fiscal years, ICMI paid sub-advisory fees to Franklin Advisers, Inc. of $48,242, $40,157, and $10,713, respectively. For the period August 1, 2004 through December 31, 2004, ICMI paid sub-advisory fees to ABN AMRO Asset Management Inc. of $38,735. The Large Cap Growth Fund did not commence operations until May 1, 2002.
(6). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $111,991, $99,145, and $96,990, respectively.
(7). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $328,715, $233,874, and $192,989
        respectively.
(8). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $376,581, $278,823, and $278,299, respectively.
(9). In 2004, 2003 and 2002, ICMI paid sub-advisory fees to Lord, Abbett & Co. LLC of $98,470, $48,131 and $15,404, respectively. The Strategic Value Fund did not commence operations until May 1, 2002.
(10). For the period January 1, 2004 through July 31, 2004 and the 2003 and 2002 fiscal years, ICMI paid sub-advisory fees to RS Investment Management, Inc. of $417,869, $578,873, and $623,763, respectively. For the period August 1, 2004 through December 31, 2004, ICMI paid sub-advisory fees to Bjurman, Barry & Associates of $221,246.
(11). For the period January 1, 2004 through July 31, 2004 and the 2003 and 2002 fiscal years, ICMI paid sub-advisory fees to Royce & Associates, LLC of $577,270, $675,740, and $587,277, respectively. For the period August 1, 2004 through December 31, 2004, ICMI paid sub-advisory fees to Goldman Sachs Asset Management, L.P. of $447,708. The advisory fees paid are before a contractual waiver of $30,102, $33,901 and $12,247 for 2004, 2003 and 2002, respectively.
(12). In 2004, 2003, and 2002, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $695,339, $552,202, and $589,654, respectively.
(13). In 2004, 2003 and 2002, ICMI paid sub-advisory fees to Heitman Real Estate Securities LLC of $93,956, $41,858, and $11,694, respectively. The REIT Fund did not commence operations until May 1, 2002.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

INDEPENDENCE CAPITAL MANAGEMENT, INC.: INVESTMENT ADVISER TO THE MONEY MARKET, LIMITED MATURITY AND QUALITY BOND

FUNDS (COLLECTIVELY, THE "FUNDS").

COMPENSATION. The Portfolio Manager for the Quality Bond, Limited Maturity Bond and Money Market Funds is compensated by the Funds' adviser, Independence Capital Management, Inc. and its parent, The Penn Mutual Life Insurance Company. The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a performance bonus which is based upon relative performance of the individual portfolios managed by the Portfolio Manager versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax). The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

The Portfolio Manager, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, is also eligible to participate in a deferred compensation plan that is only made available to certain individuals. Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The portfolio manager did not beneficially own any shares of the Funds, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                     REGISTERED        OTHER POOLED
                     INVESTMENT     INVESTMENT VEHICLES
                     COMPANIES          VEHICLES           OTHER ACCOUNTS
                  ----------------  -------------------   -----------------
                   NUMBER            NUMBER                NUMBER
                     OF     TOTAL      OF        TOTAL       OF          TOTAL
      NAME        ACCOUNTS  ASSETS  ACCOUNTS     ASSETS   ACCOUNTS      ASSETS
----------------  --------  ------  --------     ------   --------   -------------
Peter M. Sherman      0       N/A       0          N/A       1       $  6.5 billion

CONFLICTS OF INTERESTS. The Portfolio Manager manages multiple accounts, including the Funds. The Portfolio Manager makes decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives, including the management of the Funds and the Penn Mutual Consolidated General Account, which is the account listed in the Table above under the column "Other Accounts".

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Manager's management of the investments of the Funds and the investments of the Other Account referenced in the Table above.

T. ROWE PRICE ASSOCIATES ("T. ROWE PRICE"): INVESTMENT SUB-ADVISER TO THE FLEXIBLY MANAGED, HIGH YIELD AND GROWTH STOCK FUNDS (COLLECTIVELY, THE "FUNDS").

COMPENSATION. T. Rowe Price compensates each Fund's portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                         REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                               COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                       --------------------------   --------------------------   --------------------------
                                   TOTAL ASSETS
                        NUMBER      [NOTE: NOT       NUMBER                       NUMBER
                          OF         INCLUDING         OF                           OF
        NAME           ACCOUNTS       FUNDS]        ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ---------------   --------   ---------------   --------   ---------------
Stephen Boesel                2   $ 7,003,299,886          0   $             0          5   $    96,892,815
Robert Smith                 11   $11,621,773,148          3   $    92,986,353          4   $   235,425,274
Mark Vaselkiv                 7   $ 4,707,299,882         11   $ 3,844,420,000         15   $ 2,221,444,647

CONFLICTS OF INTERESTS. T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and the investments of the other accounts listed above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the "Compensation" section above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made:
(i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

ABN AMRO ASSET MANAGEMENT, INC. ("ABN AMRO"): INVESTMENT SUB-ADVISER TO THE LARGE CAP GROWTH FUND (THE "FUND").

COMPENSATION. ABN AMRO compensates the Fund's portfolio manager. As of December 31, 2004 base salaries for portfolio managers are benchmarked against industry-specific surveys of leading compensation consultants to ensure our ranges are in-line with our industry peers. Each professional participates in an annual incentive, which is based primarily on relative investment performance rankings versus the appropriate peer universes. In the near term, professionals are incented based upon performance over three-year periods. In the longer term, senior professionals are eligible for additional compensation, which is based off of the team's revenue growth.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The account listed below is not subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                        NUMBER                        NUMBER                       NUMBER
                          OF                           OF                           OF
        NAME           ACCOUNTS     TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
Rick Drake                    1   $1,403.7 million         0    $             0         44   $ 471.2 million

CONFLICTS OF INTERESTS. The portfolio manager manages multiple accounts, including the Fund. The portfolio manager makes decisions for each account based on a model portfolio. Therefore all portfolios should hold similar securities, taking into account the investment objectives, policies, guidelines and other relevant investment considerations that are applicable to that account. ABN AMRO has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

LORD, ABBETT & CO. LLC ("LORD ABBETT"): INVESTMENT SUB-ADVISER TO THE STRATEGIC VALUE AND LARGE CAP VALUE FUNDS (COLLECTIVELY, THE "FUNDS").

COMPENSATION. Lord Abbett compensates the Funds' portfolio managers. Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns versus both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2004 and is approximate.

                                                         OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                    -----------------------------------------------------------------
                                                    REGISTERED INVESTMENT      OTHER POOLED
FUND                     NAME                             COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
--------------------     -----------------------    ---------------------  -------------------   --------------------
Large Cap Value Fund     Eli M. Salzmann               15 / $25,050.9          11 / $739.4       49,832* / $17,850.5*
                         Sholom Dinsky                 14 / $24,975.7          11 / $739.4       49,832* / $17,850.5*

Strategic Value Fund     Edward K. von der Linde       10 / $12,198.1           1 / $32.0          6,169 / $2,895.4
                         Howard Hansen                 10 / $14,114.6           2 / $139.1       6,177** / $3,524.8**

----------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals $207 million in total assets.

** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $427.6 million in total assets.

CONFLICTS OF INTERESTS. Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the Other Accounts referenced in the table above.

HEITMAN REAL ESTATE SECURITIES LLC ("HEITMAN"): INVESTMENT SUB-ADVISER TO THE REIT FUND (THE "FUND").

COMPENSATION. Heitman compensates the Fund's portfolio managers. The portfolio managers are a part of the 21 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business. The expansion of the firm's equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman's clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn from the profits of the enterprise. Bonuses for Heitman's publicly traded real estate securities investment professionals are determined according to the following criteria: performance versus benchmark, performance versus peer group managers, stock selection ability, and subjective review of performance.

These measures are evaluated over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys. Based on these studies, Heitman's compensation structure is competitive with the industry standard.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                        NUMBER                        NUMBER                       NUMBER
                          OF                           OF                           OF
        NAME           ACCOUNTS     TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
Larry S. Antonatos            4   $    180,870,160          6   $   275,371,005      3,994   $ 2,204,445,543
                              -                  -          -                 -          1*  $    67,148,960*

Randall E. Newsome            4   $    180,870,160          6   $   275,371,005      3,994   $ 2,204,445,543
                              -                  -          -                 -          1*  $    67,148,960*

Timothy J. Pire               4   $    180,870,160          6   $   275,371,005      3,994   $ 2,204,445,543
                              -                  -          -                 -          1*  $    67,148,960*

*       The account listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. Heitman attempts to minimize conflicts of interest. Heitman's portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM"): INVESTMENT SUB-ADVISER TO THE SMALL CAP VALUE FUND (THE "FUND").

COMPENSATION: GSAM compensates the Fund's portfolio managers. GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered: individual performance (relative, absolute), team performance (relative, absolute), consistent performance that aligns with clients' objectives, and achievement of top rankings (relative and competitive).

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

FUND SHARES OWNED BY PORTFOLIO MANAGERS: The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2004. Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2004.

                                                                                 # OF ACCOUNTS
                                                         TOTAL                      MANAGED       TOTAL ASSETS
NAME OF PORTFOLIO                                         # OF                   THAT ADVISORY   THAT ADVISORY
MANAGER OR TEAM                                         ACCOUNTS      TOTAL      FEE BASED ON     FEE BASED ON
     MEMBER                 TYPE OF ACCOUNTS            MANAGED      ASSETS       PERFORMANCE     PERFORMANCE
-----------------   ---------------------------------   --------   -----------   -------------   --------------
Dolores Bamford     Registered Investment Companies:          19   9.2 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                          311   4.7 billion               1    113.6 million

Lisa Parisi         Registered Investment Companies:          19   9.2 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                          311   4.7 billion               1    113.6 million

Chip Otness         Registered Investment Companies:           6   3.0 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                           26   662 million               0                0

J. Kelly Flynn      Registered Investment Companies:           6   3.0 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                           26   662 million               0                0

Scott Carroll       Registered Investment Companies:          19   9.2 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                          311   4.7 billion               1    113.6 million

David Berdon        Registered Investment Companies:          19   9.2 billion               0                0
                    Other Pooled Investment Vehicles:          0             0               0                0
                    Other Accounts:                          311   4.7 billion               1    113.6 million

CONFLICTS OF INTERESTS. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

VONTOBEL ASSET MANAGEMENT, INC. ("VONTOBEL"): INVESTMENT SUB-ADVISER TO THE INTERNATIONAL EQUITY FUND.

COMPENSATION. The portfolio manager for the International Equity Fund ("Fund") is compensated by the Fund's sub-adviser, Vontobel. The portfolio manager's compensation consists of three components. The first component is base salary which is fixed. The second component of compensation is a discretionary performance bonus which is partly determined by using three rolling performance numbers of the products managed by that portfolio manager versus the respective benchmark of each product and partly determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages.

The portfolio manager does not receive any compensation directly from the Fund or the Fund's investment adviser.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                        NUMBER                        NUMBER                       NUMBER
                          OF                           OF                           OF
        NAME           ACCOUNTS     TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
Rajiv Jain                    1   $     65,270,000         16   $ 1,508,265,000          0   $             0

CONFLICTS OF INTERESTS. The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel's strict investment criteria. This screening process yields an investment universe of approximately 250 companies. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

BJURMAN, BARRY & ASSOCIATES ("BB&A"): INVESTMENT SUB-ADVISER TO THE SMALL CAP GROWTH FUND (THE "FUND").

COMPENSATION. BB&A compensates the Fund's portfolio managers. BB&A compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and incentive bonuses based upon account performance. Salaries are competitive with industry standards. Account management commissions are a specific percentage of the account fees paid to the portfolio account managers while the manager and account are still with BB&A. Performance bonuses are paid as a specific percentage of the account fees to the portfolio managers when that account's annual returns occur in the top quartile of the returns achieved by other managers having the same investment objective as the subject product.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                                        TOTAL
                                     ASSETS IN
                                      MILLIONS
                        NUMBER       [NOTE: NOT       NUMBER         TOTAL         NUMBER         TOTAL
                          OF          INCLUDING         OF         ASSETS IN         OF         ASSETS IN
        NAME           ACCOUNTS        FUNDS]        ACCOUNTS       MILLIONS      ACCOUNTS      MILLIONS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
O. Thomas Barry III           6   $         851.19          -                 -         15   $        157.26
G. Andrew Bjurman             -                  -          -                 -         15   $        110.83
Stephen W. Shipman*           -                  -          -                 -        122   $         55.05
Patrick T. Bradford           1   $           8.36          -                 -          -                 -
Roberto P. Wu                 -                  -          -                 -          6   $          9.63

* STEPHEN W. SHIPMAN is responsible for the implementation and monitoring of the Small Cap Absolute Return Strategy (SCAR) accounts. The Small Cap Absolute Return Strategy may be subject to a performance fee in addition to the annual management fee. As of December 31, 2004, there were seven accounts (having total assets of $4,777,244.00) in the SCAR strategy.

CONFLICTS OF INTERESTS. BB&A is a sub-adviser and adviser to other accounts whose investment focus may be similar to those of the Fund. BB&A currently has the capacity to manage the Fund and these other accounts, and that the performance of the Fund should not be adversely affected. BB&A endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Investment Policy Committee plans to manage mutual funds, separate accounts, wrap accounts and sub-advised accounts so as not to exceed our ability to actively and proficiently manage all accounts.

NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN"): INVESTMENT SUB-ADVISER TO THE MID CAP VALUE FUND (THE "FUND").

COMPENSATION. Neuberger Berman compensates the Fund's portfolio managers. A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                        NUMBER                        NUMBER                       NUMBER
                          OF                            OF                           OF
NAME                   ACCOUNTS     TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
---------------------  --------   ----------------   --------   ---------------   --------   ---------------
Andrew Wellington and
David DiDomenico,
work as a management
team                          2   $    218 million          0   $             0          8   $  2.74 billion

CONFLICTS OF INTERESTS. While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index the Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager's day-to-day management of the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

TURNER INVESTMENT PARTNERS, INC. ("TURNER"): INVESTMENT SUB-ADVISER TO THE MID CAP GROWTH FUND (THE "FUND").

COMPENSATION. Turner compensates the Fund's portfolio managers. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer ("CIO") is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                                   TOTAL ASSETS
                        NUMBER       [NOTE: NOT       NUMBER                       NUMBER
                          OF          INCLUDING         OF                           OF
        NAME           ACCOUNTS        FUNDS]        ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
Christopher McHugh           21   $    2.5 billion          3   $    54 million         63   $   2.7 billion
                              1*  $        591,000*         0                 -          1*  $   6.3 million*
William McVail               20   $    2.9 billion          2   $  53.6 million         64   $   2.8 billion
                              1*  $        591,000*         0                 -          1*  $   6.3 million*
Robert Turner                39   $    5.9 billion          4   $  54.4 million         71   $   4.4 billion
                              1*  $        591,000*         0                 -          3*  $  28.9 million*

*       The account listed above is subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts, including the Fund, where not all accounts are able to participate in a desired IPO or other limited opportunity, relating to use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, and a variety of other circumstances. In all cases, however, Turner believes that its has written policies and procedures are reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

WELLS CAPITAL MANAGEMENT INCORPORATED ("WELLS CAPITAL"): INVESTMENT SUB-ADVISER TO THE INDEX 500 FUND (THE "FUND").

COMPENSATION. Wells Capital compensates the Fund's portfolio manager. Wells Capital believes that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people. Recruitment and retention are therefore key components of a firm's success. Wells Capital has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical portfolio performance as compared to the portfolio's objectives, and by contribution to client retention, asset growth and business relationships. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the performance metrics described here.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital's investment teams.

Wells Capital encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their Masters in Business Administration, the Chartered Financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2004.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2004.

                               REGISTERED                   OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES             OTHER ACCOUNTS
                       ---------------------------   --------------------------   --------------------------
                        NUMBER                        NUMBER                       NUMBER
                          OF                            OF                           OF
        NAME           ACCOUNTS     TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
--------------------   --------   ----------------   --------   ---------------   --------   ---------------
Gregory T. Genung             8   $5,047.0 million          1   $ 136.4 million          0   $             0

CONFLICTS OF INTERESTS. Wells Capital's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.


ADMINISTRATIVE AND CORPORATE SERVICES

        Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.


        For fiscal years 2004, 2003, and 2002, the administrative fees paid to Penn Mutual by each of the Funds were as follows:

           FUND                     2004         2003         2002
------------------------------   ----------   ----------   ----------
Money Market Fund                $  140,488   $  185,802   $  207,652
Limited Maturity Bond Fund           67,331       71,105       43,647
Quality Bond Fund                   258,795      255,129      213,960
High Yield Bond Fund                124,918      109,685       96,083
Flexibly Managed Fund             1,187,498      865,227      807,288
Growth Stock Fund                   139,511      145,221      212,639
Large Cap Value Fund                320,711      297,937      325,062
Large Cap Growth Fund                30,698       14,173        3,781
Index 500 Fund                      359,955      295,727      284,952
Mid Cap Growth Fund                  98,615       70,162       57,897
Mid Cap Value Fund                  131,365       97,264       97,081
Strategic Value Fund                 32,823       16,044        5,135
Small Cap Growth Fund               165,385      135,343      146,566

           FUND                     2004         2003         2002
------------------------------   ----------   ----------   ----------
Small Cap Value Fund                231,306      154,492      132,787
International Equity Fund           208,602      165,660      176,896
REIT Fund                            32,775       14,601        4,079

        In 2004, 2003, and 2002, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

           FUND                     2004         2003         2002
------------------------------   ----------   ----------   ----------
Money Market Fund                       N/A          N/A          N/A
Limited Maturity Bond Fund              N/A          N/A   $      705
Quality Bond Fund                       N/A          N/A          N/A
High Yield Bond Fund                    N/A          N/A           29
Flexibly Managed Fund                   N/A          N/A          N/A
Growth Stock Fund                       N/A          N/A        6,611
Large Cap Value Fund                    N/A          N/A        1,830
Large Cap Growth Fund                   N/A       25,326       28,389
Index 500 Fund                   $  172,264      258,204      206,119
Mid Cap Growth Fund                  19,596       22,183       23,307
Mid Cap Value Fund                      N/A          N/A           32
Strategic Value Fund                  2,078          750       34,249
Small Cap Growth Fund                   N/A          N/A        6,168
Small Cap Value Fund                 15,086       10,854        3,497
International Equity Fund               N/A          N/A           63
REIT Fund                               N/A        8,380       27,972


ACCOUNTING SERVICES


        PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

     For fiscal years 2004, 2003, and 2002, the accounting fees paid by each of the Funds were as follows:

           FUND                     2004         2003         2002
------------------------------   ----------   ----------   ----------
Money Market Fund                $   70,059   $   86,895   $   94,217
Limited Maturity Bond Fund           33,666       35,553       28,170
Quality Bond Fund                   111,265      110,043       96,320
High Yield Bond Fund                 62,459       54,843       48,042
Flexibly Managed Fund               303,333      256,710      246,458
Growth Stock Fund                    69,743       72,532       95,546
Large Cap Value Fund                131,904      124,312      133,354
Large Cap Growth Fund                27,501       26,143        5,239
Index 500 Fund                      144,985      123,576      119,984
Mid Cap Growth Fund                  49,307       35,448       30,042
Mid Cap Value Fund                   65,683       48,362       48,541
Strategic Value Fund                 27,501       26,143        5,248

           FUND                     2004         2003         2002
------------------------------   ----------   ----------   ----------
Small Cap Growth Fund                80,060       66,960       70,802
Small Cap Value Fund                102,102       74,128       65,924
International Equity Fund           108,377       91,117       95,753
REIT Fund                            27,501       26,143        5,199


LIMITATION ON FUND EXPENSES


        See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.


PORTFOLIO TRANSACTIONS

        Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.


        With respect to the Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value and International Equity Funds, at the request of Penn Series the investment adviser or sub-adviser (as appropriate) has agreed to place a portion of the Fund's portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses. The arrangement is intended to benefit investors by reducing Fund expenses borne by investors. Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.


        In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

        Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

        The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

        With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

        In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.


        For fiscal years 2004, 2003, and 2002, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $4,263,762,027, $3,616,160,773, and $8,773,365,256, respectively. For fiscal years 2004, 2003, and 2002, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $92,530,000, $120,902,000, and $93,174,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $1,506,025,104, $2,187,574,026, and $4,840,303,543, respectively. For fiscal years 2004, 2003, and 2002, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $242,083,523, $179,058,585, and $1,204,448,618. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

        For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $1,164,277, $783,455, and $1,087,949, respectively. During 2004, the sub-adviser directed transactions of $14,208,612, with related commissions of $19,532 to brokers who provided research services. Also during 2004, 2003, and 2002, of the total brokerage commissions paid by the Flexibly Managed Fund, $4,430, $5,902, and $4,400, respectively, were paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.38% of the Fund's total commissions and involved 0.01% of the dollar amount of total brokerage transactions in 2004.

        For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the Growth Stock Fund, including the discounts received by securities dealers in connection with underwritings, were $352,608, $1,575,358, and $2,508,084, respectively. During 2004, the investment adviser and sub-adviser directed transactions of $162,410,321 (with related commissions of $264,020) to brokers who provided research services. The decrease in brokerage commissions for the fiscal year 2004 as compared to fiscal years 2002 and 2003 was primarily due to hiring of an investment sub-adviser for the Fund. The sub-adviser pursues a less active trading strategy.

     For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the Large Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $248,493, $287,637, and $333,081, respectively. During 2004, the sub-advisers directed transactions of $22,715,211 (with related commissions of $19,116) to brokers who provided research services.

     For the fiscal years ended December 31, 2004, 2003 and 2002, the total brokerage commissions paid by the Large Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $76,612, $19,179, and $11,496, respectively. During 2004, the sub-advisers directed transactions of $28,229,366 (with related commissions of $42,355) to brokers who provided research services. The increase in brokerage commissions for the fiscal year 2004 as compared to fiscal years 2002 and 2003 was primarily due to the change in the Fund's investment sub-adviser and subsequent modification of the Fund's investment portfolio to reflect the new sub-adviser's investment management style. In addition, the Fund's asset base has grown substantially over this time period.

     For the fiscal years ended December 31, 2004, 2003, and 2002, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $3,539, $6,367, and $12,196, respectively.

     For the fiscal years ended December 31, 2004, 2003, and 2002, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $391,013, $329,479, and $307,773, respectively. During 2004, the sub-adviser directed transactions of $12,430,481 (with related commissions of $25,636) to brokers who provided research services.

     For the fiscal years ended December 31, 2004, 2003, and 2002, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $163,196, $147,401, and $182,492 of which $27,702, $63,756, and $62,484 were paid to
Neuberger Berman, LLC and, with respect to 2004 and 2003 only, Lehman Brothers Inc., affiliates of the sub-adviser. Brokerage commissions paid to Neuberger Berman, LLC and Lehman Brothers Inc. represented 16.97% of the Fund's total commissions and involved 17.25% of the dollar amount of total brokerage transactions in 2004. During 2004, the sub-adviser directed transactions of $5,326,618 (with related commissions of $7,835) to brokers who provided research services.

     For the fiscal years ended December 31, 2004, 2003 and 2002, the total brokerage commissions paid by the Strategic Value Fund, including the discounts received by securities dealers in connection with underwritings, were $18,366, $17,665, and $25,999, respectively.

     For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the Small Cap Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $858,703, $932,103, and $995,295, respectively. During 2004, the sub-advisers directed transactions of $18,306,430 (with related commissions of $25,410) to brokers who provided research services. Also during 2004, of the total brokerage commissions paid by the Small Cap Growth Fund, $458 was paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.05% of the Fund's total commissions and involved 0.05% of the dollar amount of total brokerage transactions in 2004.

     For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $985,066, $662,605, and $425,652, respectively. During 2004, the sub-advisers directed transactions of $113,862,482 (with related commissions of $438,015) to brokers who provided research services. The increase in brokerage commissions for the fiscal year 2004 as compared to fiscal years 2002 and 2003 was primarily due to the change in the Fund's investment sub-adviser and subsequent modification of the Fund's investment portfolio to reflect the new sub-adviser's investment management style.

     For fiscal years 2004, 2003, and 2002, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $279,461, $307,011, and $612,223, respectively. During 2004, the sub-adviser allocated transactions of $3,057,962 (with related commissions of $9,139) to brokers who provided research services.

     For the fiscal years ended December 31, 2004, 2003 and 2002, the total brokerage commissions paid by the REIT Fund, including the discounts received by securities dealers in connection with underwritings, were $63,530, $54,712 and $14,497, respectively. During 2004, the sub-adviser directed transactions of $42,212,132 (with related commissions of $15,560) to brokers who provided research services.

     Some of the investment adviser's and sub-adviser's other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the adviser and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

PORTFOLIO TURNOVER

For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund's portfolio turnover rate is in the financial highlights table in its prospectus.

With respect to the fluctuations in the portfolio turnover rate for the Growth Stock Fund, a portion of the portfolio manager's discipline incorporated relative price momentum. In the environment of 2002 and 2003, increased volatility of the equity market, rapid rotation among major sectors of the S&P 500, and specific stock selection issues caused higher turnover. Further, increased turnover resulted from significant portfolio redemptions during 2002 and 2003.

DIRECTORS AND OFFICERS

     The business and affairs of Penn Series, which include all sixteen portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has seven members. Four of the members are not "interested persons" of Penn Series as defined in the Investment Company Act of 1940, as amended. Three of the members are employees of Penn Mutual and are, therefore, "interested persons."


Directors Who Are Not Interested Persons of Penn Series


                                                                                            Number of
                                             Term of Office                                 Funds        Other
                            Position with    and Length of    Principal Occupation During   Oversee by   Directorships
Name, Age  and Address       Penn Series     Time Served      Past Five Years               Director     Held by Director
--------------------------  -------------    --------------   ---------------------------   ----------   ----------------
Eugene Bay  (67)            Director         No set term;     Retired since October 2004;   16           N/A
935 Island Club Square                       served since     Senior Pastor, Bryn Mawr
Vero Beach, FL  32963                        1993.            Presbyterian Church, Bryn
                                                              Mawr, PA (1987 - October
                                                              2004).

                                                                                            Number of
                                             Term of Office                                 Funds        Other
                            Position with    and Length of    Principal Occupation During   Oversee by   Directorships
Name, Age  and Address       Penn Series     Time Served      Past Five Years               Director     Held by Director
--------------------------  -------------    --------------   ---------------------------   ----------   ----------------
James S. Greene  (75)       Director         No set term;     Retired                       16           N/A
P.O. Box 3761                                served since
Vero Beach, FL  32964                        1992.

Charles E. Mather III (70)  Director         No set term;     Insurance Broker, Mather &    16           Director, The
Public Ledger Building,                      served since     Co., Philadelphia, PA.                     Finance Company
Suite 630                                    2002                                                        of Pennsylvania
150 South Independence                                                                                   (investment
Mall West                                                                                                company)
Philadelphia, PA 19106

M. Donald Wright  (69)      Director         No set term;     Accountant, Wright            16           N/A
116K Montrose Ave.                           served since     Consultants, Bryn Mawr, PA
Bryn Mawr PA 19010                           1988.            (financial planning and
                                                              consulting).


Directors Who Are Interested Persons of Penn Series



                                                                                            Number of
                                             Term of Office                                 Funds        Other
                            Position with    and Length of    Principal Occupation During   Oversee by   Directorships
Name, Age  and Address       Penn Series     Time Served      Past Five Years               Director     Held by Director
--------------------------  -------------    --------------   ---------------------------   ----------   ----------------
Robert E. Chappell  (60)    Director         No set term;     Chairman of the Board and     16           Director,
The Penn Mutual Life                         served since     Chief Executive Officer,                   Quaker
Insurance Company                            1998.            The Penn Mutual Life                       Chemical
600 Dresher Road                                              Insurance Company (since                   Corporation
Horsham, PA  19044                                            1994).

Larry L. Mast  (56)         Director         No set term;     Executive Vice President,     16           Director,
The Penn Mutual Life                         served since     The Penn Mutual Life                       Hornor,
Insurance Company                            1998.            Insurance Company (since                   Townsend &
600 Dresher Road                                              January 1997).                             Kent, Inc.
Horsham, PA  19044                                                                                       (broker-dealer)

Daniel J. Toran  (57)       Director         No set term      President and Chief           16           Director,
The Penn Mutual Life                         served since     Operating Officer,                         Hornor,
Insurance Company                            1998.            Insurance Executive, The                   Townsend &
600 Dresher Road                                              Penn Mutual Life Insurance                 Kent, Inc.
Horsham, PA  19044                                            Company (since 1997).                      (broker-dealer)


Officers of Penn Series


                                             Term of Office
                            Position with    and Length of
Name, Age  and Address       Penn Series      Time Served     Principal Occupation During Past Five Years
--------------------------  -------------    --------------   -----------------------------------------------------------
Peter M. Sherman  (52)      President        No set term;     Chairman and President of Independence Capital
600 Dresher Road                             served since     Management Inc.; Executive Vice President and Chief
Horsham, PA 19044                            2000.            Investment Officer, The Penn Mutual Life Insurance
                                                              Company (since 1998).

Richard F. Plush  (55)      Vice President   No set term;     Vice President and Chief Actuary, The Penn Mutual
600 Dresher Road                             served since     Life Insurance Company (since 1973).
Horsham, PA 19044                            1997.

Franklin L. Best, Jr. (59)  Secretary        No set term;     Managing Corporate Counsel and Secretary, The Penn
600 Dresher Road                             served since     Mutual Life Insurance Company (since 1974).
Horsham, PA 19044                            2004.

Thomas G. Rees  (44)        Treasurer        No set term;     Vice President and Chief Accounting Officer, The Penn
600 Dresher Road                             served since     Mutual Life Insurance Company (since 2004); Deputy
Horsham, PA 19044                            2005.            Chief Accountant, Office of the Comptroller of the
                                                              Currency (1994 - August 2004).

                                             Term of Office
                            Position with    and Length of
Name, Age  and Address       Penn Series      Time Served     Principal Occupation During Past Five Years
--------------------------  -------------    --------------   -----------------------------------------------------------
Barbara S. Wood  (52)       Chief            No set term;     Senior Vice President, Treasurer, and Chief
Five Radnor Corporate Ctr.  Compliance       served since     Compliance Officer of Independence Capital
Radnor, PA 19087            Officer          2004.            Management, Inc. (since 1989); Senior Vice President
                                                              and Treasurer of the Pennsylvania Trust Company
                                                              (since 1991).

John Heiple  (31)           Assistant        No set term;     Supervisor, Variable Products Financial Reporting
600 Dresher Road            Controller       served since     (since 2003), Senior Accountant (2000 - 2003) The
Horsham, PA 19044                            2005.*           Penn Mutual Life Insurance Company.

Patricia M. Chiarlanza (39) Assistant        No set term;     Assistant Treasurer (since May 2001),
600 Dresher Road            Treasurer        served since     Intermediate/Senior Supervisor/Manager (May 1991 -
Horsham, PA 19044                            2001.            present) The Penn Mutual Life Insurance Company.



* It is anticipated that Mr. Heiple will be appointed as the Company's Assistant Controller at the May 2005 meeting of the Company's Board of Directors.


Standing Committees of Board of Directors


     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.

     The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Mather. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held four meetings during the Company's last fiscal year.

     The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Greene and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and did not meet during the Company's last fiscal year.


Beneficial Ownership of Equity Securities of Penn Series Funds


     The following table provides information on beneficial ownership of shares of funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company). This information is provided as of December 31, 2004.



                                                             Aggregate Dollar Range of
Name of Director        Dollar Range of Fund Shares (Fund)   All Fund Shares (Funds)
---------------------   ----------------------------------   ----------------------------
Eugene Bay              None                                 None

James S. Greene         None                                 None

Charles E. Mather III   None                                 None

M. Donald Wright        None                                 None

Robert E. Chappell      $10,001 - 50,000 Flexibly Managed    Over $100,000
                        $50,001 - 100,000 Growth Stock
                        Over $100,000 Large Cap Value

                                                             Aggregate Dollar Range of
Name of Director        Dollar Range of Fund Shares (Fund)   All Fund Shares (Funds)
---------------------   ----------------------------------   ----------------------------
Larry L. Mast           $1 - 10,000 Limited Maturity         $10,001 - 50,000
                        $1 - 10,000 Quality Bond
                        $1 - 10,000 Mid Cap Value
                        $1 - 10,000 Mid Cap Growth
                        $1 - 10,000 Large Cap Growth
                        $1 - 10,000 Small Cap Value
                        $1 - 10,000 Small Cap Growth
                        $1 - 10,000 International Equity
                        $1 - 10,000 Flexibly Managed
                        $1 - 10,000 Index 500
                        $1 - 10,000 Strategic Value
                        $10,001 - 50,000 Large Cap Value



Daniel J. Toran         None                                 None

Advisory and Sub-Advisory Agreements


     The Board of Directors, including in particular Directors who are not "interested persons" of Penn Series, have special responsibilities with respect to the advisory and sub-advisory agreements relating to the management of the Penn Series Funds. Advisory and sub-advisory agreements must be initially approved and, commencing two years thereafter, approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the advisory or sub-advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors holds one or more meetings to decide whether to renew the advisory and sub-advisory agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the adviser and sub-advisers. The Directors use this information, to help them decide whether to renew the agreements for another year.

     The advisory and sub-advisory agreements were most recently considered and approved by the Board on February 24, 2005, May 20, 2004 and September 11, 2003. The Board requested and received in advance of the meetings written materials from the adviser and sub-advisers relating to Funds requiring renewal. The material provided information about: (a) the quality of the adviser's or sub-adviser's investment management and other services; (b) the adviser's or sub-advisers' investment management personnel; (c) the adviser's or sub-adviser's operations and financial condition; (d) the adviser's or sub-adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser or sub-adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the adviser's or sub-adviser's compliance systems; (h) the adviser's or sub-adviser's policies on and compliance procedures for personal securities transactions; (i) the adviser's or sub-adviser's reputation, expertise and resources in domestic financial markets; and (j) the Fund's performance compared with similar mutual funds.

     At the meetings, representatives from the adviser and Company commented on the information delivered to the Board and answered questions from Board members, to help the Board evaluate the adviser's or sub-adviser's fee and other aspects of the agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the initial approval and renewal of the advisory agreement and sub-advisory agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Directors who are not "interested persons," unanimously: (a) concluded that terms of the agreements are fair and reasonable; (b) concluded that the adviser's and sub-adviser's fees are reasonable in light of the services that the adviser and sub-adviser provides to the Funds; and (c) agreed to approve the entering into or renewal of the agreements.

Compensation of Directors for Fiscal Year Ended December 2004



                                               Pension or
                                               Retirement         Estimated           Total
                            Aggregate       Benefits Accrued   Annual Benefits     Compensation
                        Compensation from   as Part of fund         Upon         from Penn Series
  Name and Position        Penn Series          Expenses         Retirement        to Directors
---------------------   -----------------   ----------------   ---------------   ----------------
Eugene Bay                   $  20,000            N/A                N/A           $  20,000
Director

James S. Greene              $  22,000            N/A                N/A           $  22,000
Director

Charles E. Mather III        $  22,000            N/A                N/A           $  22,000
Director

M. Donald Wright             $  25,000            N/A                N/A           $  25,000
Director


     Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

CODE OF ETHICS


     Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series' Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.


     Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

PROXY VOTING POLICY


     The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund's investment adviser/sub-adviser, subject to the Board's general oversight. Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the "Procedures"), which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

     Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund's proxy voting record. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission ("SEC") at www.sec.gov.

NET ASSET VALUE OF SHARES


     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.


     Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.


     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

OWNERSHIP OF SHARES

     The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.


     On April 4, 2005, the outstanding shares of Penn Series were owned as follows:*



                                    HIGH                     LARGE  LARGE
                   MONEY   QUALITY  YIELD  FLEXIBLY  GROWTH   CAP    CAP    SMALL CAP  SMALL CAP  INTERN'L
                   MARKET   BOND    BOND   MANAGED   STOCK   VALUE  GROWTH   GROWTH     VALUE      EQUITY   REIT
                   FUND     FUND    FUND     FUND     FUND   FUND    FUND     FUND       FUND       FUND    FUND
                   ------  -------  -----  --------  ------  -----  ------  ---------  ---------  --------  ----
Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in Separate
Accounts
Pursuant to
Variable Life
Insurance
Contracts              50%      18%    27%       18%     25%    29%     29%        36%        32%       32%   27%

Percentage of
Outstanding
Shares Owned by
Penn Insurance
and Annuity and
Held in a
Separate Account
Pursuant to
Variable Annuity
Contracts               6%       5%     7%        8%      5%     8%      3%         7%         7%        6%    4%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
General Account         0%       0%     0%        0%      0%     0%      0%         0%         0%        0%    0%

Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a
Separate Account
Pursuant to
Variable Annuity
Contracts              44%      77%    66%       74%     70%    63%     68%        57%        61%       62%   69%



                                    LIMITED
                                   MATURITY    INDEX 500     MID CAP     MID CAP     STRATEGIC
                                   BOND FUND     FUND      GROWTH FUND  VALUE FUND   VALUE FUND
                                   ---------   ---------   -----------  ----------   ----------
Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
Separate Accounts Pursuant to
Variable Life Insurance Contracts         14%         49%           38%         34%          30%

Percentage of Outstanding Shares
Owned by Penn Insurance and
Annuity and Held in a Separate
Account Pursuant to Variable
Annuity Contracts                          4%          5%            4%          8%           5%

Percentage of Outstanding Shares
Owned by Penn Mutual and Held in
a General Account                          0%          0%            0%          0%           0%

                                    LIMITED
                                   MATURITY    INDEX 500     MID CAP     MID CAP     STRATEGIC
                                   BOND FUND     FUND      GROWTH FUND  VALUE FUND   VALUE FUND
                                   ---------   ---------   -----------  ----------   ----------
Percentage of Outstanding Shares          82%         46%           58%         58%          65%
Owned by Penn Mutual and Held in
a Separate Account Pursuant to
Variable Annuity Contracts


*    Unaudited

TAX STATUS


     The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


     Each Fund within Penn Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to Penn Series as a whole.


     Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.
Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.


     It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.


     In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

     If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").


     Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.

     It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.


     A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.


     Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

VOTING RIGHTS


     Penn Series is an open-end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.


     Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

CUSTODIAL SERVICES

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm of Penn Series. Their offices are located at 1601 Market Street, Philadelphia, PA 19103.


LEGAL MATTERS

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.


PORTFOLIO HOLDINGS INFORMATION

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties. These policies and procedures recognize the conflict of interest that exists between the Fund's shareholders, and those of the Advisor and/or any affiliated persons of the Fund. Therefore, except as noted below, the Company does not disclose a Fund's portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis. The Company's Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company's policies and procedures.

Only the Company's Chief Compliance Officer may authorize the disclosure of portfolio holdings information. Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure. Any authorized disclosure of portfolio holdings information must be subject to the recipient's agreement to keep that information confidential and refrain from trading on that information.

The Company makes available quarterly on Penn Mutual's website - www.pennmutal.com - a Quarterly Investment Update ("Quarterly Update"), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the "Investment Tracker" link on Penn Mutual's website and then the "Investment Options" link. The Quarterly Update includes each Fund's top ten holdings and, as applicable, information regarding a Fund's asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition, the Company's service providers, such as the custodian and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of a portfolio holdings information, in connection with the disclosure of a Fund's portfolio holdings information.


RATINGS OF COMMERCIAL PAPER


MOODY'S INVESTOR SERVICES, INC. COMMERCIAL PAPER RATINGS:


PRIME 1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
            Leading market positions in well-established industries.
            High rates of return on funds employed.
            Conservative capitalization structure with moderate reliance on debt and ample asset protection. Board margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS:


A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having significant speculative characteristics for timely payment.

C This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH INVESTORS SERVICE, INC.:

Fitch 1 -- Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.


MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES


     The following pages include audited financial statements and financial highlights as of December 31, 2004 for the Penn Series Funds consisting of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth Stock Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund and REIT Fund.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 22.4%
--------------------------------------------------------------------------------
BANKING -- 4.5%
Barclays Bank Plc
 2.260%, 02/03/05                                   $        700   $        699
Royal Bank of Scotland Group Plc
 2.300%, 01/19/05                                          3,000          2,998
                                                                   ------------
                                                                          3,697
                                                                   ------------
COSMETICS & TOILETRIES -- 0.6%
Unilever Corp.
 2.250%, 01/12/05                                            528            528
                                                                   ------------
FINANCE -- 5.9%
American Honda Finance Corp.
 2.300%, 01/19/05                                          1,600          1,598
UBS Finance
 2.270%, 01/24/05                                            400            399
 2.300%, 01/06/05                                            395            395
 2.310%, 01/14/05                                          2,400          2,399
                                                                   ------------
                                                                          4,791
                                                                   ------------
PHARMACEUTICALS -- 3.7%
Pfizer, Inc.
 2.170%, 01/24/05                                          3,000          2,996
                                                                   ------------
PRINTING & PUBLISHING -- 2.1%
Dow Jones & Co.
 2.310%, 01/07/05                                          1,750          1,750
                                                                   ------------
SPECIAL PURPOSE ENTITY -- 4.2%
Private Expo
 1.830%, 01/05/05                                          3,400          3,400
                                                                   ------------
TELECOMMUNICATIONS -- 1.4%
BellSouth Co.
 2.250%, 01/03/05                                          1,150          1,150
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (COST $18,312)                                                          18,312
                                                                   ------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 37.8%
--------------------------------------------------------------------------------
BANKING -- 3.4%
Bank of America Corp.
 6.375%, 05/15/05                                            325            330
 6.875%, 02/15/05                                            686            690
 7.875%, 05/16/05                                            230            234
International Bank for Reconstruction
 4.000%, 01/10/05                                            100            100
Wachovia Corp.
 6.625%, 03/15/05                                            150            151
 6.800%, 06/01/05                                          1,180          1,199
 7.700%, 02/15/05                                             80             81
                                                                   ------------
                                                                          2,785
                                                                   ------------
CHEMICALS -- 2.0%
Air Products & Chemicals, Inc.
 7.375%, 05/01/05                                          1,600          1,624
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Pitney Bowes, Inc.
 5.950%, 02/01/05                                            300            301
                                                                   ------------
COSMETICS & TOILETRIES -- 0.1%
Procter & Gamble Co.
 4.000%, 04/30/05                                            100            100
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.2%
Allied-Signal
 6.125%, 07/01/05                                   $        125   $        127
Honeywell International, Inc.
 2.539%**, 08/01/05                                          150            148
Leggett & Platt, Inc.
 7.650%, 02/15/05                                            735            740
                                                                   ------------
                                                                          1,015
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 2.7%
Amoco Canada Energy Co.
 6.750%, 02/15/05                                            278            280
Emerson Electric Co.
 7.875%, 06/01/05                                          1,630          1,664
National Rural Utilities Cooperative Finance Corp.
 6.125%, 05/15/05                                            250            253
                                                                   ------------
                                                                          2,197
                                                                   ------------
FINANCE -- 19.2%
American General Corp.
 7.750%, 04/01/05                                            125            127
American General Finance Corp.
 7.250%, 05/15/05                                          1,125          1,143
Bear Stearns Cos., Inc.
 7.625%, 02/01/05                                            130            131
CIT Group, Inc.
 6.875%, 02/16/05                                          1,920          1,931
Citigroup, Inc.
 6.100%, 01/15/05                                          2,020          2,024
 6.200%, 05/16/05                                            125            127
 6.250%, 01/15/05                                            667            668
 6.625%, 06/15/05                                            106            108
 7.625%, 05/01/05                                             30             30
 7.750%, 02/15/05                                            100            101
 7.750%, 03/01/05                                             68             69
JPMorgan Chase & Co.
 7.125%, 03/01/05                                            997          1,005
General Electric Capital Corp.
 7.250%, 02/01/05                                            172            173
 7.500%, 05/15/05                                          2,000          2,036
 8.850%, 04/01/05                                             74             75
Goldman Sachs Group, Inc.
 7.500%, 01/28/05                                            433            434
Household Finance Corp.
 7.125%, 09/01/05                                            100            103
 8.000%, 05/09/05                                            420            428
 8.250%, 02/15/05                                            239            241
Lehman Brothers Holdings, Inc.
 11.625%, 05/15/05                                           300            309
Pacific Bell Corp.
 6.250%, 03/01/05                                          1,733          1,745
Santander Financial Issuances
 6.800%, 07/15/05                                            190            194
 7.875%, 04/15/05                                            500            509
Wells Fargo Financial, Inc.
 7.500%, 04/15/05                                          2,000          2,027
                                                                   ------------
                                                                         15,738
                                                                   ------------
INSURANCE -- 2.1%
Allstate Corp.
 7.875%, 05/01/05                                          1,659          1,688
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS -- 0.1%
Vastar Resources
 8.750%, 02/01/05                                   $        100   $        101
                                                                   ------------
PHARMACEUTICALS -- 0.1%
Abbott Laboratories
 6.800%, 05/15/05                                            104            106
                                                                   ------------
RESTAURANTS -- 0.7%
McDonald's Corp.
 4.150%, 02/15/05                                            550            551
                                                                   ------------
RETAIL -- 1.7%
Target Corp.
 7.500%, 02/15/05                                          1,378          1,387
                                                                   ------------
TELECOMMUNICATIONS -- 4.1%
Verizon Communications, Inc.
 6.125%, 07/15/05                                            200            203
 6.400%, 02/15/05                                            357            359
Verizon Wireless Capital LLC
 2.415%, 05/23/05                                            750            750
Vodafone Group Plc
 7.625%, 02/15/05                                          1,993          2,007
                                                                   ------------
                                                                          3,319
                                                                   ------------
TOTAL CORPORATE BONDS
 (COST $30,912)                                                          30,912
                                                                   ------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 15.4%
--------------------------------------------------------------------------------
BANKING -- 2.6%
Bank of America Corp.
 4.320%, 02/22/05                                          2,000          2,007
U.S. Bancorp
 4.750%, 06/30/05                                            100            101
                                                                   ------------
                                                                          2,108
                                                                   ------------
FINANCE -- 8.8%
American Express Credit Corp.
 4.250%, 02/07/05                                            225            225
Caterpillar Financial Services Corp.
 2.400%, 01/31/05                                          1,775          1,775
 4.250%, 02/15/05                                             50             50
 4.750%, 04/15/05                                             30             30
Citigroup, Inc.
 7.120%, 02/14/05                                            100            101
 8.180%, 02/15/05                                             27             27
 9.000%, 02/15/05                                             10             10
Goldman Sachs Group, Inc.
 2.731%, 02/25/05                                            600            600
Household Finance Corp.
 5.150%, 08/15/05                                            100            101
International Lease Finance Corp.
 4.750%, 01/18/05                                            275            275
 5.540%, 03/21/05                                            700            705
Lehman Brothers Holdings, Inc.
 7.750%, 01/15/05                                            600            601
Merrill Lynch & Co.
 4.540%, 03/08/05                                          2,650          2,662
                                                                   ------------
                                                                          7,162
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.9%
Merck & Co., Inc.
 4.125%, 01/18/05                                   $      1,580   $      1,583
                                                                   ------------
REAL ESTATE -- 1.8%
Security Capital Group, Inc.
 7.800%, 01/19/05                                          1,500          1,504
                                                                   ------------
TELECOMMUNICATIONS -- 0.3%
AT&T Capital Corp.
 7.650%, 03/14/05                                            107            108
SBC Communications, Inc.
 7.500%, 04/26/05                                            100            102
                                                                   ------------
                                                                            210
                                                                   ------------
TOTAL MEDIUM TERM NOTES
 (COST $12,567)                                                          12,567
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.4%
--------------------------------------------------------------------------------
Federal National Mortgage Association Discount Note
 2.120%, 01/18/05
 (COST $1,998)                                             2,000          1,998
                                                                   ------------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES*** -- 16.7%
--------------------------------------------------------------------------------
BANKING -- 0.1%
Wachovia Corp.
 2.840%, 03/31/05                                            100            100
                                                                   ------------
HEALTHCARE -- 2.1%
Barton Healthcare, LLC
 2.450%, 01/05/05                                            255            255
Fairview Hospital & Healthcare Services
 2.400%, 01/07/05 *                                          400            400
St. Francis Healthcare Foundation
 2.900%, 01/07/05 *                                        1,085          1,085
                                                                   ------------
                                                                          1,740
                                                                   ------------
MUNICIPAL BONDS -- 12.1%
Berks County, PA, Industrial Development Authority
 2.530%, 01/07/05 *                                          455            455
Bloomfield, NM
 2.450%, 01/07/05 *                                          600            600
Columbia County, GA Development Authority
 2.370%, 01/07/05 *                                        1,000          1,000
Espanola, NM
 2.450%, 01/07/05 *                                          600            600
Harris County, TX, Sports Authority Special Revenue
 2.540%, 01/07/05 *                                        2,200          2,200
Illinois Development Finance Authority
 2.450%, 01/07/05 *                                          600            600
Montgomery County, PA Industrial Development
 Authority 2.530%, 01/07/05 *                                745            745
New York, NY - Subseries-A-9
 2.470%, 01/05/05 *                                        2,000          2,000
Philadelphia Authority-For Industrial Development-
 Marketplace 2.510%, 01/07/05 *                            1,060          1,060
Silver City, NM
 2.450%, 01/07/05 *                                          600            600
                                                                   ------------
                                                                          9,860
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MONEY MARKET FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARKING FACILITIES -- 2.4%
Liliha Parking LP
 2.900%, 01/05/05                                   $      1,960   $      1,960
                                                                   ------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST $13,660)                                                          13,660
                                                                   ------------

                                                       NUMBER
                                                     OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds-Tempfund                                        3,047,452          3,047
Evergreen Prime Cash Management
 Money Market Fund                                     3,000,510          3,001
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $6,048)                                                            6,048
                                                                   ------------
TOTAL INVESTMENTS -- 102.1%
 (COST $83,497) (a)                                                      83,497
LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (2.1)%                                              (1,754)
                                                                   ------------
NET ASSETS APPLICABLE TO 81,743,947
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     81,743
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       1.00
                                                                   ============

----------
(a)   Cost for Federal income tax purposes.
*     The security is a taxable municipal issue enhanced by a bank letter of credit.
**    Effective Yield
*** The rate shown is the rate as of December 31, 2004, and the maturity is the next interest readjustment date.

     MATURITY             MARKET         % OF
     SCHEDULE           VALUE (000)     PORTFOLIO    (CUMULATIVE)
------------------------------------------------------------------
------------------------------------------------------------------
   1 -  7 days         $     26,310           31.5%          31.5%
   8 - 14 days                3,026            3.6%          35.1%
  15 - 30 days               17,076           20.5%          55.6%
  31 - 60 days               18,131           21.7%          77.3%
  61 - 90 days                3,725            4.5%          81.8%
 91 - 120 days                2,970            3.6%          85.4%
121 - 150 days                8,309            9.9%          95.3%
 over 150 days                3,950            4.7%         100.0%
--------------------------------------------------
                       $     83,497          100.0%
                                             ======

Average Weighted Maturity -- 44.15 days

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE QUALITY BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.9%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 1.8%
Ford Motor Co.
 7.450%, 07/16/31                                   $      1,000   $      1,006
General Motors Acceptance Corp.
 8.000%, 11/01/31                                          2,000          2,056
                                                                   ------------
                                                                          3,062
                                                                   ------------
CABLE OPERATORS -- 0.8%
Tele-Communications, Inc.
 9.875%, 06/15/22                                          1,000          1,420
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
Electronic Data Systems Corp.
 7.450%, 10/15/29                                          1,000          1,080
                                                                   ------------
CONSUMER PRODUCTS -- 0.7%
Cendant Corp.
 7.125%, 03/15/15                                          1,000          1,142
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.5%
Bombadier, Inc. 144A @
 6.750%, 05/01/12                                          1,000            918
                                                                   ------------
FINANCE -- 0.7%
CIT Group, Inc.
 7.750%, 04/02/12                                          1,000          1,184
                                                                   ------------
OIL & GAS -- 1.8%
Noble Energy, Inc.
 5.250%, 04/15/14                                          2,000          2,022
Tennessee Gas Pipeline Co.
 8.375%, 06/15/32                                          1,000          1,127
                                                                   ------------
                                                                          3,149
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc.
 8.850%, 08/01/30                                          1,000          1,005
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 1.2%
Eastman Kodak Co.
 6.375%, 06/15/06                                          1,000          1,039
 7.250%, 11/15/13                                          1,000          1,077
                                                                   ------------
                                                                          2,116
                                                                   ------------
TELECOMMUNICATIONS -- 2.2%
AT&T Corp.
 8.750%, 11/15/31                                          2,000          2,387
Sprint Capital Corp.
 8.750%, 03/15/32                                          1,000          1,332
                                                                   ------------
                                                                          3,719
                                                                   ------------
TOTAL CORPORATE BONDS
 (COST $16,744)                                                          18,795
                                                                   ------------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES -- 0.6%
--------------------------------------------------------------------------------
FINANCE -- 0.6%
Citigroup, Inc.
 7.750%, 02/15/05                                          1,000          1,006

TOTAL MEDIUM TERM NOTES
 (COST $1,000)                                                            1,006
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.2%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 5.2%
 3.375%, 01/15/07                                   $      7,000   $      8,931
                                                                   ------------
U.S. TREASURY BONDS -- 5.6%
 5.375%, 02/15/31                                          9,000          9,732
                                                                   ------------
U.S. TREASURY NOTES -- 0.4%
 5.750%, 11/15/05                                            725            744
                                                                   ------------

TOTAL U.S. TREASURY OBLIGATIONS
 (COST $19,028)                                                          19,407
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 67.6%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE -- 22.6%
 1.000%, 01/03/05                                         39,000         38,998
                                                                   ------------
FEDERAL HOME LOAN BANK -- 6.3%
 2.450%, 03/23/07                                         11,000         10,799
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
 5.500%**, 08/15/21++                                        964             66
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 38.3%
 2.625%, 10/01/07                                         10,000          9,790
 3.500%, 04/01/34                                          5,643          5,565
 5.000%, 01/15/35 TBA                                     11,500         11,407
 5.500%**, 05/25/19++                                      6,793            411
 5.500%, 01/15/35 TBA                                     17,500         17,762
 6.000%, 03/01/33                                          4,898          5,071
 6.500%, 01/01/28                                            191            201
 6.500%, 04/01/28                                            142            149
 6.500%, 01/01/29                                            167            175
 6.500%, 01/01/29                                            143            150
 6.500%, 01/01/29                                            215            226
 6.500%, 08/01/29                                             35             37
 6.500%, 02/01/31                                            164            172
 6.500%, 05/01/31                                            181            190
 6.500%, 06/01/31                                             30             32
 6.500%, 08/01/31                                             19             20
 6.500%, 09/01/31                                             81             85
 6.500%, 11/01/31                                            291            306
 6.500%, 11/01/31                                            190            199
 6.500%, 02/01/32                                            147            155
 6.500%, 04/01/32                                            102            107
 6.500%, 04/01/32                                            123            130
 6.500%, 04/01/32                                            193            203
 6.500%, 06/01/32                                            185            194
 6.500%, 08/01/32                                            158            166
 6.500%, 08/01/32                                            126            132
 6.500%, 08/01/32                                            194            204
 6.500%, 11/01/32                                             70             74
 6.500%, 01/01/33                                            490            515
 6.500%, 02/01/33                                            517            543
 6.500%, 06/01/33                                          1,617          1,697
 7.000%, 07/01/28                                            401            425
 7.000%, 05/01/29                                            291            309
 7.000%, 03/01/30                                            364            386
 7.000%, 02/01/31                                            316            335
 7.000%, 07/01/31                                            264            280
 7.000%, 08/01/31                                            292            309
 7.000%, 08/01/31                                            314            332
 7.000%, 09/01/31                                            286            303
 7.000%, 02/01/32                                            242            256

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE QUALITY BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION -- (CONTINUED)
 7.000%, 05/01/32                                   $        341   $        362
 7.000%, 05/01/32                                            406            430
 7.000%, 05/01/32                                            163            172
 7.000%, 12/01/32                                          5,929          6,283
                                                                   ------------
                                                                         66,250
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
 9.000%, 10/15/30                                            173            191
 9.000%, 10/15/30                                             68             75
 9.000%, 10/15/30                                            197            218
 9.000%, 11/15/30                                            129            142
 9.000%, 11/15/30                                             85             94
 9.000%, 11/15/30                                             20             22
                                                                   ------------
                                                                            742
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (COST $116,953)                                                        116,855
                                                                   ------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.0%
--------------------------------------------------------------------------------
Bank Of America Commercial Mortgage, Inc.
 7.109%, 11/15/31                                          3,889          4,147
                                                                   ------------
Conseco Finance Securitizations Corp.
 5.790%, 05/01/33                                          4,000          4,072
 7.470%, 02/01/32                                          2,343          2,404
 7.620%, 05/01/31                                          1,669          1,708
 7.730%, 04/01/32                                            813            804
                                                                   ------------
                                                                          8,988
                                                                   ------------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                          3,049          3,221
                                                                   ------------
Green Tree Financial Corp.
 5.760%, 11/01/18                                            337            340
 6.080%, 12/01/30                                            410            419
 7.330%, 04/01/31                                          3,006          3,108
                                                                   ------------
                                                                          3,867
                                                                   ------------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                          2,716          2,779
 6.058%, 06/15/20                                          3,429          3,620
                                                                   ------------
                                                                          6,399
                                                                   ------------
Morgan Stanley Capital I, Inc. 144A @
 6.950%, 12/10/07                                            798            814
                                                                   ------------
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                          2,733          2,873
 7.520%, 07/15/08                                            688            733
                                                                   ------------
                                                                          3,606
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $31,371)                                                          31,042
                                                                   ------------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 1.7%
--------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
 5.380%, 06/25/07                                            813            820
Railcar Leasing L.L.C
 7.125%, 01/15/13                                          2,000          2,206
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
 (COST $2,807)                                                            3,026
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                      5,152,037          5,152

                                                        NUMBER         VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Evergreen Prime Cash Management
 Money Market Fund                                     5,159,487   $      5,160
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $10,312)                                                          10,312
                                                                   ------------
TOTAL INVESTMENTS --- 116.0%
 (COST $198,214) (a)                                                    200,443
LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (16.0)%                                            (27,709)
                                                                   ------------
NET ASSETS APPLICABLE TO 16,393,979
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    172,734
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.54
                                                                   ============

----------
++    IO - Interest Only Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
TBA - Securities issued on a when-issued (TBA) basis. The total cost of TBA securities at December 31, 2004 is $29,171,719.

(a) At December 31, 2004, the cost for Federal income tax purposes was $198,213,812. Net unrealized appreciation was $2,228,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,234,881 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,006,037.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 91.9%
--------------------------------------------------------------------------------
ADVERTISING -- 1.2%
Advanstar Communications, Inc.
 10.750%, 08/15/10                                  $        100   $        113
 12.000%, 02/15/11                                           100            108
Advanstar, Inc.
 14.471%, 10/15/11                                           150            127
R.H. Donnelley Finance Corp.
 8.875%, 12/15/10                                             25             28
 10.875%, 12/15/12                                           475            564
WDAC Subsidiary Corp. 144A @
 8.375%, 12/01/14                                             75             74
                                                                   ------------
                                                                          1,014
                                                                   ------------
AEROSPACE & DEFENSE -- 2.1%
BE Aerospace, Inc.
 8.000%, 03/01/08                                             75             75
 8.500%, 10/01/10                                             75             82
 8.875%, 05/01/11                                            300            314
GenCorp, Inc.
 9.500%, 08/15/13                                            650            725
Sequa Corp.
 9.000%, 08/01/09                                             50             56
TD Funding Corp.
 8.375%, 07/15/11                                            150            161
Vought Aircraft Industries, Inc. 144A @
 8.000%, 07/15/11                                            375            365
                                                                   ------------
                                                                          1,778
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.1%
IMC Global, Inc.
 10.875%, 06/01/08                                            25             30
 10.875%, 08/01/13                                            50             63
 11.250%, 06/01/11                                            25             29
                                                                   ------------
                                                                            122
                                                                   ------------
AUTOMOBILES & RELATED -- 3.1%
Advanced Accessory Holdings Corp.
 15.078%, 12/15/11**^                                        125             51
Advanced Accessory Systems
 10.750%, 06/15/11                                            75             71
Asbury Automotive Group, Inc.
 8.000%, 03/15/14                                            125            124
 9.000%, 06/15/12                                             25             26
Autocam Corp.
 10.875%, 06/15/14                                           225            223
Cooper Standard Automotive Corp.
 8.375%, 12/15/14                                            175            175
Dura Operating Corp.
 9.000%, 05/01/09                                             75             74
Eagle-Picher Industries, Inc.
 9.750%, 09/01/13                                            200            200
HLI Operating Co., Inc.
 10.500%, 06/15/10                                            25             27
Navistar International Corp.
 7.500%, 06/15/11                                            175            188
Rexnord Corp.
 10.125%, 12/15/12                                           375            424
Tenneco Automotive, Inc. 144A @
 8.625%, 11/15/14                                            325            338
TRW Automotive Holdings Corp.
 9.375%, 02/15/13                                            357            414
 11.000%, 02/15/13                                           187            225

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- (CONTINUED)
Visteon Corp.
 7.000%, 03/10/14                                   $        100   $         95
                                                                   ------------
                                                                          2,655
                                                                   ------------
BROADCAST/MEDIA -- 3.0%
Coleman Cable, Inc.
 9.875%, 10/01/12                                             50             53
Echostar DBS Corp. 144A @
 6.625%, 10/01/14^                                           375            380
Fisher Communications, Inc.
 8.625%, 09/15/14                                             75             81
Gray Television, Inc.
 9.250%, 12/15/11                                            150            168
Lighthouse International Co. SA
 8.000%, 04/30/14                                            350            485
Paxson Communications Corp.
 10.750%, 07/15/08                                            25             26
Quebecor Media, Inc.
 11.125%, 07/15/11                                           575            657
Sinclair Broadcast Group
 8.000%, 03/15/12                                            250            266
Videotron Ltee 144A @
 6.875%, 01/15/14                                            200            207
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                           196            231
                                                                   ------------
                                                                          2,554
                                                                   ------------
BUILDING & BUILDING SUPPLIES -- 1.7%
ACIH, Inc. 144A @
 11.500%, 12/15/12**                                         250            181
Associated Materials, Inc.
 9.675%, 03/01/14**                                          275            198
 9.750%, 04/15/12                                            400            447
Building Materials Corp. of America 144A @
 7.750%, 08/01/14                                            175            177
Norcraft Cos. LP
 9.000%, 11/01/11                                            250            270
U.S. Concrete, Inc.
 8.375%, 04/01/14                                            150            162
                                                                   ------------
                                                                          1,435
                                                                   ------------
BUILDING & REAL ESTATE -- 1.4%
Brand Services, Inc.
 12.000%, 10/15/12                                           225            252
Geo Group The, Inc.
 8.250%, 07/15/13                                             50             53
LNR Property Corp.
 7.625%, 07/15/13                                             25             28
LNR Property Corp. 144A @
 7.250%, 10/15/13                                            250            282
Mobile Mini, Inc.
 9.500%, 07/01/13                                            125            146
WCI Communities, Inc.
 7.875%, 10/01/13                                            150            158
 9.125%, 05/01/12                                            100            111
 10.625%, 02/15/11                                           100            111
William Lyon Homes, Inc.
 7.500%, 02/15/14                                             25             24
                                                                   ------------
                                                                          1,165
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.2%
Texas Industries, Inc.
 10.250%, 06/15/11                                           175            205
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CABLE OPERATORS -- 2.2%
Cablevision Systems Corp. 144A @
 8.000%, 04/15/12                                   $        200   $        213
CCO Holdings LLC/CCO Holdings Capital Corp.
 6.615%, 12/15/10                                            125            125
Charter Communications Holdings LLC 144A @
 8.750%, 11/15/13                                            275            284
Charter Communications Operating LLC 144A @
 8.000%, 04/30/12                                            225            234
CSC Holdings, Inc.
 7.625%, 04/01/11                                            375            404
CSC Holdings, Inc. 144A @
 6.750%, 04/15/12                                            450            463
Mediacom Broadband LLC
 11.000%, 07/15/13                                           150            161
                                                                   ------------
                                                                          1,884
                                                                   ------------
CHEMICALS -- 4.0%
Arco Chemical Co.
 9.800%, 02/01/20                                             75             85
 10.250%, 11/01/10                                            75             86
Borden U.S. Finance Corp./Nova Scotia Finance ULC
 9.000%, 07/15/14                                            175            194
Compass Minerals International, Inc.
 10.895%, 06/01/13**^                                        525            425
Crompton Corp. 144A @
 9.875%, 08/01/12                                             50             57
Huntsman Co. LLC
 11.625%, 10/15/10                                           250            296
Huntsman International LLC
 9.875%, 03/01/09                                            225            247
Koppers, Inc.
 9.875%, 10/15/13                                            375            427
Lyondell Chemical Co.
 9.500%, 12/15/08                                            125            136
MacDermid, Inc.
 9.125%, 07/15/11                                            100            111
Omnova Solutions, Inc.
 11.250%, 06/01/10                                           175            197
Phosphate Resource Partners LP
 7.000%, 02/15/08                                            100            104
Resolution Performance Products LLC
 9.500%, 04/15/10                                            200            217
Rhodia SA
 10.250%, 06/01/10                                           350            394
Rhodia SA 144A @
 7.625%, 06/01/10                                             25             25
Rockwood Specialties, Inc.
 10.625%, 05/15/11                                           275            316
United Agri Products 144A @
 8.250%, 12/15/11                                            123            132
                                                                   ------------
                                                                          3,449
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.
 11.000%, 05/01/08^                                           29             26
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 0.4%
UGS Corp. 144A @
 10.000%, 06/01/12                                           275            313
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
Haights Cross Operating Co.
 11.750%, 08/15/11                                  $         25   $         28
 11.750%, 08/15/11                                            25             28
IPC Acquisition Corp.
 11.500%, 12/15/09                                           275            301
                                                                   ------------
                                                                            357
                                                                   ------------
CONSUMER PRODUCTS -- 1.1%
Equinox Holdings Ltd. 144A @
 9.000%, 12/15/09                                            100            106
FTD, Inc.
 7.750%, 02/15/14                                            100            103
Jostens Holdings Corp.
 9.634%, 12/01/13**                                          525            373
Jostens IH Corp.
 7.625%, 10/01/12                                            250            260
Rayovac Corp.
 8.500%, 10/01/13                                            100            111
                                                                   ------------
CONTAINERS -- 4.7%                                                          953
                                                                   ------------
AEP Industries, Inc.
 9.875%, 11/15/07                                            125            127
Bway Corp.
 10.000%, 10/15/10                                           200            208
Constar International, Inc.
 11.000%, 12/01/12                                           125            130
Crown Holdings, Inc.
 9.500%, 03/01/11                                            300            342
Crown Holdings, Inc.
 10.875%, 03/01/13                                           400            473
Graham Packaging Company, Inc.
 8.500%, 10/15/12                                            125            131
 9.875%, 10/15/14                                            300            320
Graphic Packaging International Corp.
 8.500%, 08/15/11                                            150            164
 9.500%, 08/15/13                                            125            142
Greif Brothers Corp. 144A @
 8.875%, 08/01/12                                            100            111
Jefferson Smurfit Corp. 144A @
 7.500%, 06/01/13                                             25             27
Owens-Brockway Glass Container, Inc.
 7.750%, 05/15/11                                            100            108
 8.250%, 05/15/13                                            125            138
 8.750%, 11/15/12                                            150            169
 8.875%, 02/15/09                                            325            353
Owens-Illinois, Inc.
 7.350%, 05/15/08                                             75             79
Plastipak Holdings, Inc.
 10.750%, 09/01/11                                           375            422
Pliant Corp.
 11.125%, 06/15/09**                                         100             92
Solo Cup Co.
 8.500%, 02/15/14                                            175            182
Stone Container Corp.
 9.750%, 02/01/11                                            100            110
Tekni-Plex, Inc. 144A @
 8.750%, 11/15/13                                            175            174
                                                                   ------------
                                                                          4,002
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%
Chattem, Inc.
 7.000%, 03/01/14                                   $        150   $        155
                                                                   ------------
DISTRIBUTION SERVICES -- 0.4%
ADESA Corp.
 7.625%, 06/15/12                                            100            106
Aviall, Inc.
 7.625%, 07/01/11                                            200            213
                                                                   ------------
                                                                            319
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.2%
Fisher Scientific International, Inc.
 8.125%, 05/01/12                                            152            169
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.8%
AMI Semiconductor, Inc.
 10.750%, 02/01/13                                            81             95
Amkor Technologies, Inc. 144A
 9.250%, 02/15/08                                            175            179
Fairchild Semiconductor International, Inc.
 10.500%, 02/01/09                                           200            211
Freescale Semiconductor, Inc.
 6.875%, 07/15/11                                            175            188
 7.125%, 07/15/14                                            225            244
ON Semiconductor Corp.
 13.667%, 08/04/11**^                                        125            186
Sanmina-SCI Corp.
 10.375%, 01/15/10                                           225            258
Solectron Corp.
 9.625%, 02/15/09                                            225            247
Stats Chippac, Inc. 144A @
 6.750%, 11/15/11                                            100             99
Stratus Technologies, Inc.
 10.375%, 12/01/08                                           300            271
Superior Essex, Inc.
 9.000%, 04/15/12                                            225            232
Telex Communications, Inc.
 11.500%, 10/15/08                                           200            218
                                                                   ------------
                                                                          2,428
                                                                   ------------

ENERGY RESOURCES & SERVICES -- 7.6%
AES Corp.
 7.750%, 03/01/14                                             75             81
 8.875%, 02/15/11                                            450            514
 9.375%, 09/15/10                                            300            349
AES Corp. 144A @
 9.000%, 05/15/15                                            375            429
Allegheny Energy Supply Co. LLC 144A @
 8.250%, 04/15/12                                             25             28
Allegheny Energy Supply Co.
 7.800%, 03/15/11                                             50             55
Alpha Natural Resources LLC 144A @
 10.000%, 06/01/12                                           200            228
Chesapeake Energy Corp.
 6.375%, 06/15/15                                            175            180
 7.000%, 08/15/14                                            125            133
 9.000%, 08/15/12                                            150            171
CMS Energy Corp.
 8.500%, 04/15/11                                             50             57
 9.875%, 10/15/07                                            350            391

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Compagine Genera De Geophysique SA (CGG)
 10.625%, 11/15/07                                           200            211
Hilcorp Energy Co. 144A @
 10.500%, 09/01/10^                                          275            311
Inergy LP/Inergy Finance Corp.
 6.875%, 12/15/14                                            200            201
Invensys Plc 144A @
 9.875%, 03/15/11                                            175            188
Luscar Coal Ltd.
 9.750%, 10/15/11                                            150            170
Midwest Generation LLC
 8.750%, 05/01/34                                            275            312
NRG Energy, Inc. 144A @
 8.000%, 12/15/13                                            325            354
Orion Power Holdings, Inc.
 12.000%, 05/01/10                                           300            381
Petroleum Geo-Services ASA
 10.000%, 11/05/10                                           250            285
PSE&G Energy Holdings LLC
 8.500%, 06/15/11                                            100            114
Sierra Pacific Resources
 8.625%, 03/15/14                                            400            452
Synagro Technologies, Inc.
 9.500%, 04/01/09                                            350            382
Texas Genco LLC/Texas Genco Financing Corp. 144A @
 6.875%, 12/15/14                                            325            336
TNP Enterprises, Inc.
 10.250%, 04/01/10                                           175            187
                                                                   ------------
                                                                          6,500
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.3%
AMC Entertainment, Inc.
 5.662%, 08/15/14**                                          100             67
 8.625%, 08/15/12                                             75             83
AMF Bowling Worldwide, Inc.
 10.000%, 03/01/10                                           200            213
Boyd Gaming Corp. 144A @
 6.750%, 04/15/14                                            200            209
Cinemark, Inc.
 9.000%, 02/01/13                                             25             29
 9.299%, 03/15/14**                                          300            226
Herbst Gaming, Inc. 144A @
 7.000%, 11/15/14                                            100            101
K2, Inc. 144A @
 7.375%, 07/01/14                                            200            219
LCE Acquisition Corp. 144A @
 9.000%, 08/01/14                                            200            217
Scientific Games Corp.
 6.250%, 12/15/12                                             50             51
Six Flags, Inc.
 8.875%, 02/01/10                                            125            127
Six Flags, Inc.
 9.750%, 04/15/13                                            100            102
Town Sports International, Inc.
 9.625%, 04/15/11                                             75             79
Warner Music Group 144A @
 7.375%, 04/15/14                                            275            282
                                                                   ------------
                                                                          2,005
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 2.8%
Alamosa Delaware, Inc.
 11.000%, 07/31/10                                  $        252   $        297
Alamosa Delaware, Inc. 144A @
 8.500%, 01/31/12                                            100            109
BCP Caylux Holdings Luxembourg SCA 144A @
 9.625%, 06/15/14                                            400            451
Couche-Tard U.S./Finance
 7.500%, 12/15/13                                             25             27
FBOP Capital Trust II 144A @
 10.000%, 01/15/09^                                          150            168
General Motors Acceptance Corp.
 6.750%, 12/01/14                                            425            426
Global Cash Access LLC
 8.750%, 03/15/12                                            275            296
New ASAT Finance Ltd. 144A @
 9.250%, 02/01/11                                            100             91
Refco Finance Holdings LLC 144A @
 9.000%, 08/01/12                                            200            219
Stone Container Finance
 7.375%, 07/15/14                                            275            293
                                                                   ------------
                                                                          2,377
                                                                   ------------
FOOD & BEVERAGES -- 1.7%
Agrilink Foods, Inc.
 11.875%, 11/01/08^                                           69             72
B&G Foods, Inc.
 8.000%, 10/01/11                                            275            293
Dole Foods Co.
 8.625%, 05/01/09                                             75             82
 8.875%, 03/15/11                                            175            190
Le-Natures, Inc.
 10.000%, 06/15/13                                           275            304
Pierre Foods, Inc. 144A @
 9.875%, 07/15/12                                            100            103
Pinnacle Foods Holding Corp. 144A @
 8.250%, 12/01/13                                            125            119
 8.250%, 12/01/13                                            100             95
Wornick Co.
 10.875%, 07/15/11                                           200            217
                                                                   ------------
                                                                          1,475
                                                                   ------------
FOREST PRODUCTS -- 0.2%
Western Forest Products, Inc.
 15.000%, 07/28/09^                                          175            197
                                                                   ------------
HEALTHCARE -- 1.9%
Concentra Operating Corp. 144A @
 9.125%, 06/01/12                                            175            198
Concentra Operating Corp.
 9.500%, 08/15/10                                            100            113
Fresenius Medical Care Capital Trust II
 7.875%, 02/01/08                                             25             27
Genesis HealthCare Corp. 144A @
 8.000%, 10/15/13                                            225            244
HCA-The Healthcare Corp.
 6.375%, 01/15/15                                            150            151
Inverness Medical Innovations, Inc. 144A @
 8.750%, 02/15/12                                             50             52
Omnicare, Inc.
 8.125%, 03/15/11                                            125            134

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HEALTHCARE -- (CONTINUED)
Tenet Healthcare Corp.
 6.500%, 06/01/12                                   $        100   $         92
 7.375%, 02/01/13                                             75             73
Tenet Healthcare Corp. 144A @
 9.875%, 07/01/14                                             50             54
Triad Hospitals, Inc.
 7.000%, 11/15/13                                            250            256
Vanguard Health Holding Co. I LLC
 11.250%, 10/01/15**                                          75             49
Vanguard Health Holding Co. II LLC
 9.000%, 10/01/14                                            150            161
                                                                   ------------
                                                                          1,604
                                                                   ------------

HOME FURNISHINGS - HOUSEWARES -- 0.8%
Norcraft Holdings/Capital
 8.791%, 09/01/12**                                          125             94
Sealy Mattress Co.
 8.250%, 06/15/14                                            175            185
Simmons Bedding Co.
 7.875%, 01/15/14                                            100            103
 10.000%, 12/15/14                                           150             92
WII Components, Inc. 144A @
 10.000%, 02/15/12                                           225            225
                                                                   ------------
                                                                            699
                                                                   ------------
HOTELS & GAMING -- 3.2%
American Casino & Entertainment Properties LLC 144A @
 7.850%, 02/01/12                                            150            159
Ameristar Casinos, Inc.
 10.750%, 02/15/09                                           225            251
Argosy Gaming Co.
 7.000%, 01/15/14                                            100            111
 9.000%, 09/01/11                                             25             28
Isle of Capri Casinos, Inc.
 7.000%, 03/01/14                                            150            153
MGM Mirage
 6.750%, 09/01/12                                            400            421
Premier Entertainment Biloxi LLC
 10.750%, 02/01/12                                            75             82
Resort International Hotel & Casino Inc.
 11.500%, 03/15/09                                            25             29
Station Casinos, Inc.
 6.000%, 04/01/12                                            150            153
 6.500%, 02/01/14                                             25             26
 6.875%, 03/01/16                                            100            104
Turning Stone Casino Resort Enterprise 144A @
 9.125%, 12/15/10                                            100            108
Venetian Casino Resort LLC
 11.000%, 06/15/10                                           650            742
Wynn Las Vegas LLC/Corp 144A @
 6.625%, 12/01/14                                            400            396
                                                                   ------------
                                                                          2,763
                                                                   ------------
HOTELS & RESORTS -- 1.1%
John Q. Hammons Hotels, Inc.
 8.875%, 05/15/12                                            350            396
La Quinta Properties, Inc. 144A @
 7.000%, 08/15/12                                             75             79
La Quinta Properties, Inc.
 8.875%, 03/15/11                                            400            446
                                                                   ------------
                                                                            921
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
Corus Group Plc
 7.500%, 10/01/11                                   $         75   $        115
MarkWest Energy, Inc. 144A @
 6.875%, 11/01/14                                             50             51
                                                                   ------------
                                                                            166
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.4%
Case New Holland, Inc. 144A @
 9.250%, 08/01/11                                            225            250
Dresser-Rand Group, Inc. 144A @
 7.375%, 11/01/14                                             75             77
JLG Industries, Inc.
 8.375%, 06/15/12                                            275            294
Joy Global, Inc.
 8.750%, 03/15/12                                            200            224
National Waterworks, Inc.
 10.500%, 12/01/12                                           350            394
                                                                   ------------
                                                                          1,239
                                                                   ------------
MANUFACTURING -- 1.7%
Aearo Corp. 144A @
 8.250%, 04/15/12                                            200            206
Ames True Temper, Inc.
 10.000%, 07/15/12                                           150            154
Foundation PA Coal Co. 144A @
 7.250%, 08/01/14                                            175            186
General Cable Corp.
 9.500%, 11/15/10                                            100            113
J.B. Poindexter & Co., Inc. 144A @
 8.750%, 03/15/14                                            150            159
KI Holdings, Inc. 144A @
 9.875%, 11/15/14**                                          175            112
Maax Corp. 144A @
 9.750%, 06/15/12                                            200            212
Manitowoc Co. The, Inc.
 7.125%, 11/01/13                                             75             81
Reddy Ice Holdings, Inc. 144A @
 10.500%, 11/01/12**^                                        100             69
Valmont Industries, Inc.
 6.875%, 05/01/14                                            150            156
                                                                   ------------
                                                                          1,448
                                                                   ------------
MEDICAL INSTRUMENTS & DEVICES -- 0.2%
Medquest, Inc.
 11.875%, 08/15/12                                            75             88
MQ Associates, Inc.
 12.250%, 08/15/12**                                         150            113
                                                                   ------------
                                                                            201
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.3%
Ameripath, Inc.
 10.500%, 04/01/13                                           225            239
Community Health Systems, Inc.
 6.500%, 12/15/12                                            100            101
Insight Health Services Corp.
 9.875%, 11/01/11                                            100            101
Quintiles Transnational Corp.
 10.000%, 10/01/13                                           175            196
U.S. Oncology, Inc. 144A @
 9.000%, 08/15/12                                            125            140
 10.750%, 08/15/14                                            75             87

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- (CONTINUED)
Vicar Operating, Inc.
 9.875%, 12/01/09                                   $        275   $        301
                                                                   ------------
                                                                          1,165
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
Amerisourcebergen Corp.
 8.125%, 09/01/08                                            225            250
Biovail Corp.
 7.875%, 04/01/10                                            175            181
CDRV Investors, Inc. 144A @
 9.749%, 01/01/15**                                          300            186
VWR International, Inc. 144A @
 6.875%, 04/15/12                                             50             52
 8.000%, 04/15/14                                            250            267
                                                                   ------------
                                                                            936
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.4%
Algoma Steel, Inc.
 11.000%, 12/31/09                                           150            167
Allegheny Technologies, Inc.
 8.375%, 12/15/11                                            175            194
Century Aluminum Co.
 7.500%, 08/15/14                                            125            133
Gerdau AmeriSteel Corp.
 6.500%, 04/30/07^                                            75             64
 10.375%, 07/15/11                                           275            322
Earle M. Jorgensen Co.
 9.750%, 06/01/12                                            550            619
Trimas Corp.
 9.875%, 06/15/12                                            275            292
United States Steel Corp.
 9.750%, 05/15/10                                            210            239
                                                                   ------------
                                                                          2,030
                                                                   ------------
METALS & MINING -- 0.6%
Arch Western Finance LLC
 6.750%, 07/01/13                                             75             77
Euramax International Plc
 8.500%, 08/15/11                                            150            160
IPSCO, Inc.
 8.750%, 06/01/13                                             50             57
Ispat Inland ULC
 9.750%, 04/01/14                                             97            120
Neenah Corp. 144A @
 11.000%, 09/30/10^                                          125            138
                                                                   ------------
                                                                            552
                                                                   ------------
OIL & GAS -- 4.6%
AmeriGas Partners LP / Eagle Finance Corp.
 8.875%, 05/20/11                                            375            409
AmeriGas Partners LP
 10.000%, 04/15/06^                                          250            269
ANR Pipeline Co.
 8.875%, 03/15/10                                             50             56
Compton Petroleum Corp. 144A @
 9.900%, 05/15/09                                             25             28
Denbury Resources, Inc.
 7.500%, 04/01/13                                            200            216
Dynegy Roseton/Danskammer LLC 144A @
 7.270%, 11/08/10                                            175            177

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Encore Acquisition Co.
 8.375%, 06/15/12                                   $        100   $        111
Ferrellgas Partners LP
 8.750%, 06/15/12                                            350            381
Forest Oil Corp.
 8.000%, 12/15/11                                            100            114
Hanover Compressor Co.
 8.029%, 03/31/07**                                           25             22
 9.000%, 06/01/14                                             75             83
Hanover Equipment Trust
 8.750%, 09/01/11                                             75             81
Hornbeck Offshore Services 144A @
 6.125%, 12/01/14                                             50             50
Magnum Hunter Resources, Inc.
 9.600%, 03/15/12                                             32             36
Pride International, Inc.
 7.375%, 07/15/14                                            150            164
Range Resources Corp.
 7.375%, 07/15/13                                             25             27
Southern Natural Gas Co.
 8.875%, 03/15/10                                            150            168
Stone Energy Corp.
 6.750%, 12/15/14                                             50             50
 8.250%, 12/15/11                                            100            108
Swift Energy Co.
 7.625%, 07/15/11                                            100            108
Universal Compression, Inc.
 7.250%, 05/15/10                                            200            214
Williams Cos., Inc.
 7.500%, 01/15/31                                            150            155
 7.625%, 07/15/19                                             50             55
 7.750%, 06/15/31                                            100            105
 8.125%, 03/15/12                                            600            693
 8.750%, 03/15/32                                            100            115
                                                                   ------------
                                                                          3,995
                                                                   ------------
PAPER & RELATED PRODUCTS -- 2.9%
Boise Cascade LLC 144A @
 7.125%, 10/15/14                                            275            291
Georgia-Pacific Corp.
 8.875%, 02/01/10                                             75             87
 9.375%, 02/01/13                                            750            874
Longview Fibre Co.
 10.000%, 01/15/09                                           450            492
MDP Acquisitions Plc 144A @
 15.500%, 10/01/13^                                          190            222
MDP Acquisitions Plc
 9.625%, 10/01/12                                            450            502
                                                                   ------------
                                                                          2,468
                                                                   ------------
PHARMACEUTICALS -- 0.9%
Elan Finance Plc 144A @
 7.750%, 11/15/11                                            150            160
Jean Coutu Group, Inc. 144A @
 7.625%, 08/01/12                                            150            159
 8.500%, 08/01/14                                            425            436
                                                                   ------------
                                                                            755
                                                                   ------------

PRINTING & PUBLISHING -- 4.4%
Affinity Group, Inc.
 9.000%, 02/15/12                                            125            135

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- (CONTINUED)
American Achievement Corp.
 8.250%, 04/01/12                                   $        275   $        285
American Media Operation, Inc.
 8.875%, 01/15/11                                             50             53
 10.250%, 05/01/09                                           175            184
Canwest Media, Inc.
 10.625%, 05/15/11                                           275            309
CBD Media, Inc.
 8.625%, 06/01/11                                             50             53
Dex Media East LLC
 9.875%, 11/15/09                                            100            114
 12.125%, 11/15/12                                           292            356
Dex Media, Inc.
 8.000%, 11/15/13                                            225            243
Dex Media Finance/West
 8.500%, 08/15/10                                             25             28
Dex Media West LLC
 9.875%, 08/15/13                                            342            394
Houghton Mifflin Co.
 9.875%, 02/01/13                                            275            301
 12.387%, 10/15/13**                                         125             92
Liberty Group Publishing, Inc.
 9.375%, 02/01/08                                             75             76
 11.625%, 02/01/09                                           325            329
Nebraska Book Co., Inc.
 8.625%, 03/15/12                                            200            205
PRIMEDIA, Inc.
 8.875%, 05/15/11                                            150            159
PRIMEDIA, Inc. 144A @
 8.000%, 05/15/13                                             25             26
Vertis, Inc.
 9.750%, 04/01/09                                            200            217
 10.875%, 06/15/09                                            75             81
 13.500%, 12/07/09^                                          125            132
                                                                   ------------
                                                                          3,772
                                                                   ------------
REAL ESTATE -- 0.2%
Saul Centers, Inc.
 7.500%, 03/01/14                                            150            155
                                                                   ------------
RECREATIONAL -- 0.1%
Riddell Bell Holdings, Inc.
 8.375%, 10/01/12                                             50             52
Town Sports International, Inc. 144A @
 11.000%, 02/01/14**^                                         50             29
                                                                   ------------
                                                                             81
                                                                   ------------
RESTAURANTS -- 0.8%
El Pollo Loco Inc. 144A @
 9.250%, 12/15/09                                             50             53
EPL Intermediate, Inc.
 10.849%, 03/15/10**                                         200            131
Landry's Restaurants, Inc.
 7.500%, 12/15/14                                            150            149
O'Charley's, Inc.
 9.000%, 11/01/13                                            200            214
Perkins Family Restaurants L.P.
 10.125%, 12/15/07                                           100            102
                                                                   ------------
                                                                            649
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- 0.5%
Dollar Financial Group, Inc. 144A @
 9.750%, 11/15/11                                   $        175   $        190
The Pantry, Inc.
 7.750%, 02/15/14                                            200
                                                                            213
                                                                   ------------
                                                                            403
                                                                   ------------
SERVICES - COMMERCIAL -- 1.8%
Brand Intermediate Holdings, Inc. 144A @^
 13.000%, 10/15/13                                           160            170

Brickman Group Ltd.
 11.750%, 12/15/09                                           150            176
Coinmatch Corp.
 9.000%, 02/01/10                                            126            132
Interface, Inc.
 10.375%, 02/01/10                                           350            403
Interface, Inc.
 9.500%, 02/01/14                                             25             27
Mail-Well, Inc.
 9.625%, 03/15/12                                            175            192
Shaw Group, Inc.
 10.750%, 03/15/10                                           150            165
Williams Scotsman, Inc.
 9.875%, 06/01/07                                             50             50
 10.000%, 08/15/08                                           100            111
Worldspan LP
 9.625%, 06/15/11                                            150            149
                                                                   ------------
                                                                          1,575
                                                                   ------------
SPECIAL PURPOSE ENTITY -- 2.0%
Canwest Media Inc. 144A @
 8.000%, 09/15/12                                            437            469
AAC Group Holding Corp 144A @
 10.250%, 10/01/12**                                         100             67
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 144A @
 9.612%, 10/01/14**                                          175            120
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.
 10.058%, 10/01/14**                                          25             17
MagnaChip Semiconductor SA/MagnaChip Semiconductor
 Finance Co.  6.875%, 12/15/11                                75             77
 8.000%, 12/15/14                                             75             78
RMCC Acquisition Co. 144A @
 9.500%, 11/01/12                                            175            175
Universal City Florida Holding Co.
 11.750%, 04/01/10                                           475            561
Universal City Florida Holding Co. 144A @
 7.200%, 05/01/10                                             50             52
 8.375%, 05/01/10                                             75             78
                                                                   ------------
                                                                          1,694
                                                                   ------------

TELECOMMUNICATIONS -- 9.9%
American Tower Corp.
 7.125%, 10/15/12                                             50             51
AT&T Corp.
 8.050%, 11/15/11                                            325            374
 9.750%, 11/15/31                                            100            119
Call-Net Enterprises, Inc.
 10.625%, 12/31/08                                           300            300
Centennial Communications Corp.
 8.125%, 02/01/14                                            100            103
 10.125%, 06/15/13                                           100            112
Crown Castle International Corp.
 10.750%, 08/01/11                                           100            109

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Eircom Funding
 8.250%, 08/15/13                                   $        250   $        276
FairPoint Communications, Inc.
 11.875%, 03/01/10                                            25             29
 12.500%, 05/01/10                                           100            108
Horizon PCS, Inc. 144A @
 11.375%, 07/15/12                                           125            140
Inmarsat Finance Plc
 7.625%, 06/30/12                                            100            104
Inmarsat Finance Plc 144A @
 10.375%, 11/15/12**                                         100             72
Insight Midwest LP/Insight Capital, Inc.
 9.750%, 10/01/09                                             75             79
 9.750%, 10/01/09                                             50             52
 10.500%, 11/01/10                                            75             82
IPCS Escrow Co. 144A @
 11.500%, 05/01/12                                           125            142
Lucent Technologies, Inc.
 5.500%, 11/15/08                                            125            128
 6.450%, 03/15/29                                             50             45
MCI, Inc.
 6.688%, 05/01/09                                            351            363
 7.735%, 05/01/14                                            400            430
Nextel Communications, Inc.
 6.875%, 10/31/13                                            725            787
 7.375%, 08/01/15                                            575            633
Nextel Partners, Inc.
 8.125%, 07/01/11                                            200            222
Nortel Networks Ltd.
 6.125%, 02/15/06                                            175            178
Orbital Imaging Corp.
 13.625%, 06/30/08^                                           24             26
Panamsat Corp. 144A @
 9.000%, 08/15/14                                            250            279
Primus Telecommunications Group, Inc.
 8.000%, 01/15/14                                            225            198
Qwest Communications International, Inc. 144A @
 5.790%, 02/15/09                                            300            304
Qwest Services Corp. 144A @
 13.500%, 12/15/10                                           550            661
Rogers Cable, Inc. 144A @
 6.750%, 03/15/15                                             75             77
Rogers Wireless Communications, Inc.
 9.625%, 05/01/11                                            250            293
Rogers Wireless Communications, Inc. 144A @
 7.500%, 03/15/15                                            100            106
 8.000%, 12/15/12                                            300            317
Rural Cellular Corp.
 8.250%, 03/15/12                                             50             53
Time Warner Telecom LLC
 9.750%, 07/15/08                                            275            278
Syniverse Technologies, Inc.
 12.750%, 02/01/09                                           225            257
Ubiquitel Operating Co. 144A @
 9.875%, 03/01/11                                            150            168
US Unwired, Inc.
 10.000%, 06/15/12                                           150            169

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
Western Wireless Corp.
 9.250%, 07/15/13                                   $        325   $        353
                                                                   ------------
                                                                          8,577
                                                                   ------------
TEXTILES & APPAREL -- 0.7%
Dyersburg Corp.
 9.750%, 09/01/07#^                                          450              -
Invista 144A @
 9.250%, 05/01/12                                            350            390
Tandus Group
 9.750%, 02/15/10                                            225            242
                                                                   ------------
                                                                            632
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.8%
CHC Helicopter Corp.
 7.375%, 05/01/14                                            125            132
Laidlaw International, Inc.
 10.750%, 06/15/11                                           425            496
Northwest Airlines, Inc.
 9.875%, 03/15/07                                            150            135
Petroleum Helicopters, Inc.
 9.375%, 05/01/09                                            200            219
TravelCenters of America, Inc.
 12.750%, 05/01/09                                           500            566
                                                                   ------------
                                                                          1,548
                                                                   ------------
WASTE MANAGEMENT -- 1.6%
Allied Waste North America, Inc.
 7.875%, 04/15/13                                            350            359
 8.875%, 04/01/08                                            175            187
 9.250%, 09/01/12                                             75             81
Casella Waste Systems, Inc.
 9.750%, 02/01/13                                            400            442
IESI Corp.
 10.250%, 06/15/12                                           200            234
IMCO Recycling Escrow, Inc. 144A @
 9.000%, 11/15/14                                            100            104
                                                                   ------------
                                                                          1,407
                                                                   ------------
TOTAL CORPORATE BONDS
(COST $74,695)                                                           78,972
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
COMMON STOCKS -- 3.7%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 0.2%
UAP Holding Corp.*                                        10,575   $        183
                                                                   ------------
AUTOMOBILES & RELATED -- 0.1%
TRW Automotive Holdings Corp.*                             2,475             51
                                                                   ------------
BROADCAST/MEDIA -- 0.0%
Granite Broadcasting Corp.*^                              13,000              6
                                                                   ------------
CHEMICALS -- 0.2%
Compass Minerals International, Inc.^                      8,500            206
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 0.0%
Globix Corp.*^                                             4,587             17
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.3%
Tyco International Ltd.                                    6,800            243
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.1%
AMIS Holdings, Inc.*                                $      5,700   $         94
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 1.0%
Duke Energy Corp.                                          6,800            172
FirstEnergy Corp.                                          3,425            135
NiSource, Inc.                                             7,900            180
NRG Energy, Inc.*                                          4,550            164
Teco Energy, Inc.                                         15,700            241
                                                                   ------------
                                                                            892
                                                                   ------------
FOOD & BEVERAGES -- 0.2%
Interstate Bakeries Corp.*^                               28,000            179
                                                                   ------------
HOTELS & GAMING -- 0.0%
Las Vegas Sands Corp.*                                       600             29
                                                                   ------------
METALS & MINING -- 0.1%
International Steel Group, Inc.*                           1,575             64
                                                                   ------------
OIL & GAS -- 0.2%
Williams Cos., Inc.                                        8,000            130
                                                                   ------------
PHARMACEUTICALS -- 0.2%
Elan Corp. Plc ADR                                         4,925            134
                                                                   ------------
RETAIL -- 0.0%
Pathmark Stores, Inc. 144A* @^                             1,532              9
                                                                   ------------
TELECOMMUNICATIONS -- 1.1%
Nextel Communications, Inc.*                               7,150            215
Orbital Imaging Corp.*^                                    2,665             49
Rogers Wireless Communications, Inc.                       8,425            220
Sprint Corp.                                               8,550            212
Telus Corp.                                                8,675            251
                                                                   ------------
                                                                            947
                                                                   ------------
TOTAL COMMON STOCKS
(COST $3,080)                                                             3,184
                                                                   ------------
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.5%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.0%
Granite Broadcasting Corp. 12.750%^                            1              0
Paxson Communications Corp. 144 A13.250% @                    13              2
                                                                    -----------
                                                                              2
                                                                    -----------
ENERGY RESOURCES & SERVICES -- 0.3%
NRG Energy, Inc. 4.000%                                      200            220
                                                                    -----------
PRINTING & PUBLISHING -- 0.0%
PRIMEDIA, Inc. 8.625%^                                       550             50
                                                                    -----------
TELECOMMUNICATIONS -- 0.0%
Dobson Communications Corp. 12.250%                            1              0
Pegasus Satellite Comm., Inc. 12.750% 144A @^                296              3
                                                                    -----------
                                                                              3
                                                                    -----------
TEXTILES & APPAREL -- 0.2%
Anvil Holdings, Inc. 144A 13.000% @^                      13,020            130
                                                                    -----------
TOTAL PREFERRED STOCKS
(COST $729)                                                                 405
                                                                    -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE HIGH YIELD BOND FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
ASAT Finance 144A* @^                                        100   $          0
Barneys New York, Inc. 144A* @^                              100              6
Cybernet Internet Services 144A* @^                          150              0
Horizon PCS, Inc.*                                           350              0
IPCS, Inc.*^                                                 300              0
KMC Telecom Holdings, Inc. 144A* @^                          200              0
MDP Acquisitions Plc*^                                       100              3
Mikohn Gaming Corp. 144A* @^                                 300              1
Pathmark Stores, Inc. 144A* @^                             2,350              0
SW Acquistion LP 144A* @^                                    200              6
TravelCenters of America, Inc.*^                           1,800              9
TravelCenters of America, Inc.*^                             500              3
Ubiquitel, Inc. 144A* @^                                     900              0
                                                                   ------------
TOTAL WARRANTS
 (COST $157)                                                                 28
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $2,250)                                          2,249,991          2,250
                                                                   ------------
TOTAL INVESTMENTS -- 98.7%
 (COST $80,911) (A)                                                      84,839

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 1.3%                                                    1,118
                                                                   ------------
NET ASSETS APPLICABLE TO 10,860,547
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     85,957
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       7.91
                                                                   ============

----------
*     Non-Income Producing Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
#     Security in Default
^ Illiquid Security. The total market value of illiquid securities at December 31, 2004 is $3,611,352.

(a) At December 31, 2004, the cost for Federal income tax purposes was $80,947,816. Net unrealized appreciation was $3,891,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,381,373 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,489,637.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE GROWTH STOCK FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 0.5%
Harley-Davidson, Inc.                                      8,400   $        510
                                                                   ------------
BANKING -- 2.6%
Anglo Irish Bank Corp.                                    15,800            384
Mellon Financial Corp.                                    20,400            635
Northern Trust Corp.                                      12,000            583
U.S. Bancorp                                              28,100            880
                                                                   ------------
                                                                          2,482
                                                                   ------------
BROADCAST/MEDIA -- 5.4%
British Sky Broadcasting Plc                              28,100            303
Clear Channel Communications, Inc.                        14,000            469
Comcast Corp.*                                            22,300            732
News Corp.                                                58,200          1,086
Scripps (E.W.) Co.                                        11,300            546
Time Warner, Inc.*                                        42,200            820
Univision Communications, Inc.*                           13,400            392
Viacom, Inc.                                              21,200            771
                                                                   ------------
                                                                          5,119
                                                                   ------------
CABLE OPERATORS -- 2.5%
Echostar Communications Corp.                             23,000            765
Liberty Media Corp. Class A*                             147,400          1,618
                                                                   ------------
                                                                          2,383
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 0.6%
Juniper Networks, Inc.*                                   20,200            549
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 2.3%
eBay, Inc.*                                                5,400            628
Google, Inc.*                                              1,600            309
IAC/InterActiveCorp*                                      21,600            597
Yahoo!, Inc.*                                             17,900            674
                                                                   ------------
                                                                          2,208
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.2%
Cisco Systems, Inc.*                                      41,100            793
International Game Technology, Inc.                       38,700          1,331
                                                                   ------------
                                                                          2,124
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
Adobe Systems, Inc.                                        9,800            615
Affiliated Computer Services, Inc.*                       19,700          1,186
First Data Corp.                                          12,900            549
Intuit, Inc.*                                             12,100            533
Mercury Interactive Corp.*                                 9,600            437
Microsoft Corp.                                          115,800          3,093
Oracle Corp.*                                             40,300            553
Red Hat, Inc.*                                            24,600            328
SAP AG ADR                                                 9,100            402
                                                                   ------------
                                                                          7,696
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Dell, Inc.*                                               41,300          1,740
                                                                   ------------
CONSUMER PRODUCTS -- 1.7%
Altria Group, Inc.                                         7,700            470
Cendant Corp.                                             49,700          1,162
                                                                   ------------
                                                                          1,632
                                                                   ------------
DIVERSIFIED OPERATIONS -- 4.4%
General Electric Co.                                      67,500          2,464
Tyco International Ltd.                                   46,900          1,676
                                                                   ------------
                                                                          4,140
                                                                   ------------

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EDUCATION -- 0.7%
Apollo Group, Inc.*                                 $      8,300   $        670
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.3%
Analog Devices, Inc.                                      19,900            735
ASML Holding N.V.*                                        18,600            299
Intel Corp.                                               48,700          1,139
Maxim Integrated Products, Inc.                           10,900            462
Samsung Electronics Co.                                    1,300            566
Texas Instruments, Inc.                                   14,300            352
Xilinx, Inc.                                              19,500            578
                                                                   ------------
                                                                          4,131
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
Carnival Corp.                                            17,800          1,026
                                                                   ------------
FINANCE -- 13.5%
American Express Co.                                      23,100          1,302
Ameritrade Holding Corp.*                                 44,400            631
Charles Schwab Corp.                                      44,000            526
Citigroup, Inc.                                           72,100          3,474
Credit Suisse Group*                                      16,600            698
Federal National Mortgage Association                      4,400            313
Freddie Mac                                                2,400            177
Goldman Sachs Group, Inc.                                  5,700            593
Merrill Lynch & Co., Inc.                                 17,600          1,052
SLM Corp.                                                 20,600          1,100
State Street Corp.                                        36,600          1,798
UBS AG                                                    14,600          1,224
                                                                   ------------
                                                                         12,888
                                                                   ------------
FOOD & BEVERAGES -- 2.1%
Coca-Cola Co.                                             14,600            608
Compass Group Plc                                        100,900            477
PepsiCo, Inc.                                              5,800            303
Sysco Corp.                                               16,600            634
                                                                   ------------
                                                                          2,022
                                                                   ------------
HEALTHCARE -- 2.6%
UnitedHealth Group, Inc.                                  28,200          2,482
                                                                   ------------
HOTELS & GAMING -- 0.3%
MGM Mirage*                                                3,200            233
                                                                   ------------
INSURANCE -- 6.1%
ACE Ltd.                                                  10,800            462
American International Group, Inc.                        34,000          2,233
Hartford Financial Services Group, Inc.                   14,900          1,033
Marsh & McLennan Cos., Inc.                               12,600            415
WellPoint, Inc.*                                          14,200          1,633
                                                                   ------------
                                                                          5,776
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 2.3%
Danaher Corp.                                             26,800          1,539
Deere & Co.                                                8,900            662
                                                                   ------------
                                                                          2,201
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 3.7%
Amgen, Inc.*                                              19,500          1,251
Biomet, Inc.                                               8,200            356
Boston Scientific Corp.*                                  12,500            444
Cardinal Health, Inc.                                      4,200            244
Medtronic, Inc.                                           17,600            874

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE GROWTH STOCK FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- (CONTINUED)
Stryker Corp.                                              6,800   $        328
                                                                   ------------
                                                                          3,497
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 0.3%
Nucor Corp.                                                6,200            325
                                                                   ------------
METALS & MINING -- 1.7%
BHP Billiton Ltd.                                         23,500            283
Broken Hill Proprietry Ltd. ADR                           23,600            567
Rio Tinto Plc                                             24,900            733
                                                                   ------------
                                                                          1,583
                                                                   ------------
OIL & GAS -- 4.1%
Baker Hughes, Inc.                                        25,300          1,079
ChevronTexaco Corp.                                       16,600            872
Exxon Mobil Corp.                                         19,000            974
Schlumberger Ltd.                                         14,000            937
                                                                   ------------
                                                                          3,862
                                                                   ------------
PHARMACEUTICALS -- 5.3%
Biogen Idec, Inc.*                                         5,500            366
Elan Corp. Plc ADR*                                       13,100            357
Forest Laboratories, Inc.*                                 7,800            350
Genentech, Inc.*                                           4,500            245
Gilead Sciences, Inc.*                                    19,200            672
Johnson & Johnson                                         14,700            932
Pfizer, Inc.                                              37,500          1,008
Teva Pharmaceutical Industries Ltd. ADR                   13,400            400
Wyeth                                                     16,900            720
                                                                   ------------
                                                                          5,050
                                                                   ------------
RESTAURANTS -- 0.3%
Starbucks Corp.*                                           5,000            312
                                                                   ------------
RETAIL -- 9.1%
Best Buy Co., Inc.                                        18,100          1,076
Family Dollar Stores, Inc.                                13,200            412
Home Depot, Inc.                                          25,100          1,073
Inditex S.A                                               13,400            395
Kingfisher Plc                                            65,100            387
Kohl's Corp.*                                             13,300            654
Target Corp.                                              29,500          1,532
Walgreen Co.                                              20,100            771
Wal-Mart de Mexico SA de CV ADR                            7,800            268
Wal-Mart de Mexico SA de CV                               48,700            167
Wal-Mart Stores, Inc.                                     37,000          1,954
                                                                   ------------
                                                                          8,689
                                                                   ------------
SERVICES - COMMERCIAL -- 2.1%
Accenture Ltd.*                                           44,300          1,196
Fiserv, Inc.*                                             20,000            804
                                                                   ------------
                                                                          2,000
                                                                   ------------
TELECOMMUNICATIONS -- 4.4%
America Movil SA de CV ADR                                 6,100            319
Corning, Inc.*                                            69,100            813
Crown Castle International Corp.*                         24,600            409
Nextel Communications, Inc.*                              21,900            657
Qualcomm, Inc.                                             8,600            365
Sprint Corp.                                              15,700            390
Telus Corp.                                                6,200            179
Telus Corp.                                                6,800            206
Vodafone Group Plc ADR                                    32,100            879
                                                                   ------------
                                                                          4,217
                                                                   ------------

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.4%
Hermes International*                               $      1,995   $        398
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.0%
United Parcel Service, Inc.                               11,700          1,000
                                                                   ------------
TOTAL COMMON STOCKS
(COST $83,071)                                                           92,945
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        306,859            307
BlackRock Provident Institutional
 Funds - TempFund                                        306,859            307
T.Rowe Price Reserve Investment Fund                   2,006,901          2,007
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,621)                                                             2,621
                                                                   ------------
TOTAL INVESTMENTS --- 100.3%
 (COST $85,692) (A)                                                      95,566

LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (0.3)%                                                (324)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,757,447
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     95,242
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      12.28
                                                                   ============

----------
*Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $85,983,640. Net unrealized appreciation was $9,582,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,671,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,088,595.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
COMMON STOCKS                                       % OF MARKET       VALUE
COUNTRY DIVERSIFICATION                                 VALUE         (000'S)
--------------------------------------------------------------------------------
United States                                               93.2%  $     89,047
Switzerland                                                  2.0%         1,922
United Kingdom                                               2.0%         1,900
Korea                                                        0.6%           566
France                                                       0.4%           398
Spain                                                        0.4%           395
Ireland                                                      0.4%           384
Netherlands                                                  0.3%           299
Australia                                                    0.3%           283
Canada                                                       0.2%           205
Mexico                                                       0.2%           167
--------------------------------------------------------------------------------
                                                           100.0%  $     95,566

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LARGE CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 1.8%
Archer-Daniels Midland Co.                                31,200   $        696
Monsanto Co.                                              27,300          1,517
Potash Corp. of Saskatchewan, Inc.                        20,700          1,719
                                                                   ------------
                                                                          3,932
                                                                   ------------
BANKING -- 6.7%
Bank of America Corp.                                     51,040          2,398
Bank of New York Co., Inc.                                98,680          3,298
Marshall & Ilsley Corp.                                   18,900            835
Mellon Financial Corp.                                   104,500          3,251
U.S. Bancorp                                              36,100          1,131
Wachovia Corp.                                            37,600          1,978
Wells Fargo & Co.                                         35,880          2,230
                                                                   ------------
                                                                         15,121
                                                                   ------------
BROADCAST/MEDIA -- 3.7%
Clear Channel Communications, Inc.                        69,100          2,314
Comcast Corp.*                                           122,000          4,006
Viacom, Inc.                                              52,500          1,911
                                                                   ------------
                                                                          8,231
                                                                   ------------
CHEMICALS -- 3.5%
Dow Chemical Co.                                           8,000            396
Du Pont (E.I.) De Nemours and Co.                         96,200          4,718
Praxair, Inc.                                             62,600          2,764
                                                                   ------------
                                                                          7,878
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.6%
EMC Corp.*                                               299,400          4,452
Microsoft Corp.                                          114,000          3,045
VERITAS Software Corp.*                                   22,900            654
                                                                   ------------
                                                                          8,151
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Apple Computer, Inc.*                                     38,600          2,486
Xerox Corp.*                                             223,100          3,795
                                                                   ------------
                                                                          6,281
                                                                   ------------
CONSUMER PRODUCTS -- 2.3%
Clorox Co.                                                24,500          1,444
Newell Rubbermaid, Inc.                                   57,700          1,396
NIKE, Inc.                                                26,335          2,388
                                                                    ------------
                                                                          5,228
                                                                   ------------
COSMETICS & TOILETRIES -- 1.8%
Gillette Co.                                              38,900          1,742
Kimberly-Clark Corp.                                      34,600          2,277
                                                                   ------------
                                                                          4,019
                                                                   ------------
DIVERSIFIED OPERATIONS -- 7.2%
Eaton Corp.                                               45,600          3,300
General Electric Co.                                     156,200          5,701
Honeywell International, Inc.                             41,050          1,454
Illinois Tool Works, Inc.                                 19,900          1,844
Tyco International Ltd.                                  108,410          3,875
                                                                   ------------
                                                                         16,174
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.8%
Advanced Micro Devices, Inc.*                             28,500            628
Novellus Systems, Inc.*                                    1,200             33
Solectron Corp.*                                         391,700          2,088
Teradyne, Inc.*                                           21,600            369
Texas Instruments, Inc.                                   34,800            857
                                                                   ------------
                                                                          3,975
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 1.5%
Emerson Electric Co.                                      26,600          1,865
Progress Energy, Inc.                                     33,100          1,497
                                                                   ------------
                                                                          3,362
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 2.1%
Walt Disney Co. The                                 $    169,530   $      4,713
                                                                   ------------
FINANCE -- 7.4%
Citigroup, Inc.                                           86,300          4,158
Goldman Sachs Group, Inc.                                 19,300          2,008
JPMorgan Chase & Co.                                     152,500          5,949
MBNA Corp.                                                39,300          1,108
Merrill Lynch & Co., Inc.                                 55,300          3,305
                                                                   ------------
                                                                         16,528
                                                                   ------------
FOOD & BEVERAGES -- 5.3%
Diageo Plc ADR                                            10,100            585
Heinz (H.J.) Co.                                          38,050          1,484
Kellogg Co.                                               40,400          1,804
Kraft Foods, Inc.                                        126,300          4,497
PepsiCo, Inc.                                             68,400          3,570
                                                                   ------------
                                                                         11,940
                                                                   ------------
INSTRUMENTS - CONTROLS -- 1.1%
Parker Hannifin Corp.                                     32,800          2,484
                                                                   ------------
INSURANCE -- 2.7%
American International Group, Inc.                        48,210          3,166
CIGNA Corp.                                               26,500          2,162
Hartford Financial Services Group, Inc.                    9,700            672
                                                                   ------------
                                                                          6,000
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.9%
Caterpillar, Inc.                                         21,600          2,106
Deere & Co.                                               89,500          6,659
                                                                   ------------
                                                                          8,765
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 2.7%
Baxter International, Inc.                                89,300          3,084
Cardinal Health, Inc.                                     46,000          2,675
Guidant Corp.                                              5,600            404
                                                                   ------------
                                                                          6,163
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.3%
Alcoa, Inc.                                               92,100          2,894
                                                                   ------------
METALS & MINING -- 1.2%
Newmont Mining Corp.                                      61,700          2,740
                                                                   ------------
OIL & GAS -- 8.7%
Baker Hughes, Inc.                                        67,400          2,876
Exxon Mobil Corp.                                        250,700         12,851
GlobalSantaFe Corp.                                       21,850            723
Schlumberger Ltd.                                         44,500          2,979
                                                                   ------------
                                                                         19,429
                                                                   ------------
PAPER & RELATED PRODUCTS -- 2.4%
International Paper Co.                                  126,300          5,305
                                                                   ------------
PHARMACEUTICALS -- 8.0%
Bristol-Myers Squibb Co.                                  42,200          1,081
GlaxoSmithKline Plc ADR                                   11,600            550
MedImmune, Inc.*                                          32,000            868
Merck & Co., Inc.                                         67,900          2,182
Novartis AG ADR                                           69,100          3,492
Pfizer, Inc.                                              93,560          2,516
Schering-Plough Corp.                                    150,200          3,136
Wyeth                                                     97,700          4,161
                                                                   ------------
                                                                         17,986
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE LARGE CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
Tribune Co.                                               54,500   $      2,297
                                                                   ------------
RETAIL -- 3.7%
CVS Corp.                                                 34,000          1,532
Federated Department Stores, Inc.                          3,200            185
Gap, Inc.                                                101,130          2,136
Kroger Co.*                                              120,200          2,108
Target Corp.                                              28,600          1,485
Wal-Mart Stores, Inc.                                     16,600            877
                                                                   ------------
                                                                          8,323
                                                                   ------------
TELECOMMUNICATIONS -- 5.5%
Corning, Inc.*                                            46,800            551
Motorola, Inc.                                           253,700          4,364
SBC Communications, Inc.                                  96,820          2,495
Sprint Corp.                                              25,900            644
Verizon Communications, Inc.                             107,940          4,372
                                                                   ------------
                                                                         12,426
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.6%
Canadian National Railway Co.                             34,000          2,083
CSX Corp.                                                 28,700          1,150
Union Pacific Corp.                                       37,100          2,495
United Parcel Service, Inc.                               27,100          2,316
                                                                   ------------
                                                                          8,044
                                                                   ------------
WASTE MANAGEMENT -- 1.0%
Waste Management, Inc.                                    73,200          2,191
                                                                   ------------
TOTAL COMMON STOCKS
(COST $193,017)                                                         220,580
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds- TempCash                                       3,360,705   $      3,361
BlackRock Provident Institutional
 Funds - TempFund                                      3,360,700          3,360
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $6,721)                                                             6,721
                                                                   ------------
TOTAL INVESTMENTS --- 101.3%
  (COST $199,738) (a)                                                   227,301

LIABILITIES IN EXCESS OF
  OTHER ASSETS --- (1.3)%                                                (2,820)
                                                                   ------------
NET ASSETS APPLICABLE TO 12,165,933
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                 $    224,481
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                       $      18.45
                                                                   ============

----------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $201,201,077. Net unrealized appreciation was $26,100,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,403,345 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,303,224.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE FLEXIBLY MANAGED FUND

                                                       NUMBER         VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 75.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.3%
Lockheed Martin Corp.                                    217,000   $     12,054
                                                                   ------------
AGRICULTURAL PRODUCTS -- 2.0%
Agrium, Inc.                                              76,700          1,293
Potash Corp. of Saskatchewan, Inc.                       206,000         17,110
                                                                   ------------
                                                                         18,403
                                                                   ------------
BANKING -- 0.4%
Royal Bank of Scotland Group Plc                         115,000          3,868
                                                                   ------------
BROADCAST/MEDIA -- 2.5%
Comcast Corp.*                                           155,513          5,176
Meredith Corp.                                           157,000          8,509
Time Warner, Inc.*                                       509,000          9,895
                                                                   ------------
                                                                         23,580
                                                                   ------------
CHEMICALS -- 3.2%
Dow Chemical Co.                                          85,000          4,209
Du Pont (E.I.) De Nemours and Co.                        207,000         10,153
Great Lakes Chemical Corp.                               213,000          6,068
Octel Corp.                                              453,000          9,427
                                                                   ------------
                                                                         29,857
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.2%
Microsoft Corp.                                          751,000         20,059
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Hewlett-Packard Co.                                      291,000          6,102
                                                                   ------------
CONSUMER PRODUCTS -- 4.8%
Altria Group, Inc.                                       252,000         15,397
Fortune Brands, Inc.                                     102,000          7,872
Hasbro, Inc.                                             152,000          2,946
Loews Corp.- Carolina Group                              188,000          5,443
Newell Rubbermaid, Inc.                                  525,000         12,700
                                                                   ------------
                                                                         44,358
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.9%
Honeywell International, Inc.                            179,000          6,338
Tyco International Ltd.                                  308,500         11,026
                                                                   ------------
                                                                         17,364
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.0%
Intel Corp.                                              193,000          4,514
KLA-Tencor Corp.*                                        100,000          4,658
Texas Instruments, Inc.                                  385,000          9,479
                                                                   ------------
                                                                         18,651
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 6.0%
Duke Energy Corp.                                        567,000         14,362
FirstEnergy Corp.                                        284,065         11,223
NiSource, Inc.                                           306,000          6,971
Pinnacle West Capital Corp.                               85,000          3,775
PPL Corp.                                                 86,269          4,596
TXU Corp.                                                173,000         11,169
Unisource Energy Corp.                                   138,700          3,344
                                                                   ------------
                                                                         55,440
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
Walt Disney Co. The                                      161,000          4,476
                                                                   ------------
FINANCE -- 3.1%
Charles Schwab Corp.                                   1,058,000         12,654
Lehman Brothers Holdings, Inc.                            84,000          7,348
Prudential Financial, Inc.                               158,000          8,684
                                                                   ------------
                                                                         28,686
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
General Mills, Inc.                                      321,000   $     15,957
                                                                   ------------
HOTELS & RESORTS -- 0.4%
Marriott International, Inc.                              64,000          4,031
                                                                   ------------
INSURANCE -- 8.3%
Assurant, Inc.                                           215,000          6,568
Genworth Financial, Inc.                                 337,000          9,099
Hartford Financial Services Group, Inc.                   51,400          3,563
Loews Corp.                                              133,000          9,350
Marsh & McLennan Cos., Inc.                              555,000         18,260
SAFECO Corp.                                             209,000         10,918
St. Paul Cos., Inc.                                      142,000          5,264
UnumProvident Corp.                                      187,600          3,366
White Mountains Insurance Group Ltd.                      16,000         10,336
                                                                   ------------
                                                                         76,724
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
Deere & Co.                                              130,000          9,672
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.9%
Baxter International, Inc.                               216,000          7,461
Cardinal Health, Inc.                                    182,000         10,583
                                                                   ------------
                                                                         18,044
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.7%
Alcoa, Inc.                                               97,000          3,048
Nucor Corp.                                              283,000         14,812
Phelps Dodge Corp.                                        69,000          6,825
                                                                   ------------
                                                                         24,685
                                                                   ------------
METALS & MINING -- 3.4%
Newmont Mining Corp.                                     482,200         21,415
Teck Cominco Ltd.                                        328,184         10,111
                                                                   ------------
                                                                         31,526
                                                                   ------------
OIL & GAS -- 6.5%
Amerada Hess Corp.                                       197,000         16,229
Baker Hughes, Inc.                                       224,000          9,558
ChevronTexaco Corp.                                      100,880          5,297
Devon Energy Corp.                                       101,990          3,969
El Paso Corp.                                             43,300            450
Imperial Oil Ltd.                                        106,000          6,296
Murphy Oil Corp.                                         127,000         10,217
Royal Dutch Petroleum Co. ADR                            153,000          8,779
                                                                   ------------
                                                                         60,795
                                                                   ------------
PAPER & RELATED PRODUCTS -- 1.7%
Bowater, Inc.                                            125,000          5,496
Longview Fibre Co.                                        84,000          1,524
Potlatch Corp.                                           177,000          8,953
                                                                   ------------
                                                                         15,973
                                                                   ------------
PHARMACEUTICALS -- 5.2%
AmerisourceBergen Corp.                                  174,310         10,229
Bristol-Myers Squibb Co.                                 259,000          6,636
Merck & Co., Inc.                                        369,000         11,860
Schering-Plough Corp.                                    340,000          7,099
Wyeth                                                    295,000         12,564
                                                                   ------------
                                                                         48,388
                                                                   ------------
PRINTING & PUBLISHING -- 1.9%
Donnelley (R.R.) & Sons Co.                               46,000          1,623
New York Times Co.                                       104,000          4,243
Washington Post Co., Class B                              11,600         11,403
                                                                   ------------
                                                                         17,269
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- 2.0%
CVS Corp.                                                209,000   $      9,420
Home Depot, Inc.                                         207,000          8,847
Petrie Stores Corp.                                    1,380,000            607
                                                                   ------------
                                                                         18,874
                                                                   ------------
SERVICES - COMMERCIAL -- 0.9%
ServiceMaster Co.                                        629,100          8,675
                                                                   ------------
TELECOMMUNICATIONS -- 3.7%
Qwest Communications International, Inc.*              2,173,100          9,649
Sprint Corp.                                             396,000          9,841
Telus Corp.                                               19,900            575
Telus Corp.                                               75,000          2,267
Verizon Communications, Inc.                             304,000         12,315
                                                                   ------------
                                                                         34,647
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.0%
Burlington Northern Santa Fe Corp.                       176,000          8,327
CSX Corp.                                                177,000          7,094
Ryder Systems, Inc.                                      269,000         12,850
                                                                   ------------
                                                                         28,271
                                                                   ------------
WASTE MANAGEMENT -- 0.7%
Waste Management, Inc.                                   209,000          6,257
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $482,634)                                                        702,686
                                                                   ------------

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.9%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.9%
Liberty Media Corp.
 3.250%, 03/15/31                                   $      5,900          5,789
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                           777            918
 12.166%**, 12/31/09                                       1,415          1,443
                                                                   ------------
                                                                          8,150
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.4%
Red Hat, Inc.
 0.500%, 01/15/24                                          4,405          4,042
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.6%
Tyco International Ltd. 144A @
 2.750%, 01/15/18                                          2,350          3,725
 3.125%, 01/15/23                                          1,175          1,974
                                                                   ------------
                                                                          5,699
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.1%
Oak Industries, Inc.
 4.875%, 03/01/08                                          1,000          1,035
                                                                   ------------
FINANCE -- 0.4%
CapitalSource, Inc. 144A @
 3.500%, 07/15/34                                          3,250          3,404
                                                                   ------------
FOOD & BEVERAGES -- 0.4%
General Mills, Inc. 144A @
 0.000%, 10/28/22                                          5,800          4,111
                                                                   ------------

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOTELS & RESORTS -- 0.5%
Host Marriott Corp.
 3.250%, 03/15/24                                   $      4,100   $      4,715
                                                                   ------------
INSURANCE -- 2.2%
Loews Corp.
 3.125%, 09/15/07                                         11,900         11,692
Radian Group, Inc.
 2.250%, 01/01/22                                          1,700          1,725
Scottish Re Group, Ltd.
 4.500%, 12/01/22                                            349            450
Selective Insurance Group
 1.616%, 09/24/32                                          3,600          2,201
USF&G Corp.
 0.000%, 03/03/09                                          4,784          3,953
                                                                   ------------
                                                                         20,021
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.4%
International Paper Co.
 0.000%, 06/20/21                                          7,150          3,950
                                                                   ------------
PHARMACEUTICALS -- 3.1%
Human Genome Sciences, Inc.
 2.250%, 10/15/11                                          3,685          3,874
King Pharmaceuticals, Inc.
 2.750%, 11/15/21                                          3,900          3,768
Roche Holdings, Inc. 144A @
 0.000%, 07/25/21                                         32,550         20,972
                                                                   ------------
                                                                         28,614
                                                                   ------------
RETAIL -- 0.4%
Gap, Inc. 144A @
 5.750%, 03/15/09                                          1,875          2,487
Lowe's Cos., Inc. 144A @
 0.000%, 02/16/21                                          1,300          1,236
                                                                   ------------
                                                                          3,723
                                                                   ------------
TELECOMMUNICATIONS -- 2.8%
Corning, Inc.
 0.000%, 11/08/15                                         12,150          9,598
Crown Castle International Corp.
 4.000%, 07/15/10                                          3,000          5,306
Lucent Technologies, Inc.
 8.000%, 08/01/31                                         10,200         11,348
                                                                   ------------
                                                                         26,252
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 0.7%
Delta Air Lines, Inc.
 2.875%, 02/18/24                                          8,210          5,614
 8.000%, 06/03/23                                          1,100            725
                                                                   ------------
                                                                          6,339
                                                                   ------------
TOTAL CORPORATE BONDS
(COST $109,315)                                                         120,055
                                                                   ------------

                                                        NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.5%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 0.8%
Ford Motor Co. Capital Trust II 6.500%                   150,000   $      7,918
                                                                   ------------
CHEMICALS -- 0.9%
Hercules Trust II 6.500%                                  10,300          8,806
                                                                   ------------

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.1%
Newell Financial Trust I 5.250%                          217,300   $     10,186
                                                                   ------------
CONTAINERS -- 0.6%
Owens-Illinois, Inc. 4.750%                              133,100          5,391
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 0.3%
Entergy Gulf States, Inc. 7.000%                           4,565            237
NRG Energy, Inc. 4.000%                                    2,200          2,423
Southern California Edison Co. 6.050%                      2,600            259
                                                                   ------------
                                                                          2,919
                                                                   ------------
INSURANCE -- 2.1%
Genworth Financial, Inc. 6.000%                          156,000          5,056
Scottish Re Group, Ltd. 5.875%                           135,000          4,170
Travelers Property Casualty Corp. 4.500%                 242,000          5,573
XL Capital Ltd. 6.500%                                   179,000          4,556
                                                                   ------------
                                                                         19,355
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 0.1%
Baxter International, Inc. 7.000%                         16,000            903
                                                                   ------------
OIL & GAS -- 1.1%
Amerada Hess Corp. 7.000%                                 65,000          4,807
El Paso Energy Capital Trust, Inc. 4.750%                 21,200            778
Pacific Gas & Electric Co. 6.300%                          7,125            180
Unocal Capital Trust 6.250%                               83,000          4,267
                                                                   ------------
                                                                         10,032
                                                                   ------------
PHARMACEUTICALS -- 0.5%
Schering-Plough Corp. 6.000%                              79,000          4,432
                                                                   ------------
TOTAL PREFERRED STOCKS
(COST $60,289)                                                           69,942
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $42,608)                                        42,607,703         42,608
                                                                   ------------
TOTAL INVESTMENTS --- 100.6%
 (COST $694,846) (A)                                                    935,291

LIABILITIES IN EXCESS
 OF OTHER ASSETS --- (0.6)%                                              (5,811)
                                                                   ------------
NET ASSETS APPLICABLE TO 35,799,601
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    929,480
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      25.96
                                                                   ============

----------
*     Non-Income Producing Security
**    Effective Yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors." Unless otherwise indicated, security is considered liquid.
ADR - American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) At December 31, 2004, the cost for Federal income tax purposes was $696,163,318. Net unrealized appreciation was $239,127,725. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $256,424,259 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $17,296,534.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.3%
--------------------------------------------------------------------------------
AUSTRALIA -- 15.1%
Insurance Australia Group Ltd.*                          643,890   $      3,246
Macquarie Airports*                                    1,225,400          3,016
Macquarie Bank Ltd.*                                     146,100          5,325
Tabcorp Holdings Ltd.*                                   187,765          2,545
Wes Farmers Ltd.*                                        108,000          3,369
Westfield Group*                                         328,400          4,230
Woolworths Ltd.*                                         273,229          3,215
                                                                   ------------
                                                                         24,946
                                                                   ------------
BELGIUM -- 1.6%
Colruyt NV                                                16,225          2,638
                                                                   ------------
BRAZIL -- 3.4%
Banco Itau Holding Financeira S.A.*                       19,617          2,947
Souza Cruz S.A                                           199,600          2,677
                                                                   ------------
                                                                          5,624
                                                                   ------------
FRANCE -- 3.0%
BNP Paribas S.A.*                                         35,600          2,579
M6 Metropole Television*                                  86,800          2,466
                                                                   ------------
                                                                          5,045
                                                                   ------------
GERMANY -- 3.2%
Puma AG                                                    9,650          2,653
Rhoen-Klinikum AG                                         44,181          2,707
                                                                   ------------
                                                                          5,360
                                                                   ------------
HONG KONG -- 1.3%
Esprit Holdings Ltd.                                     353,500          2,138
                                                                   ------------
INDIA -- 3.8%
HDFC Bank Ltd. ADR                                        74,800          3,393
ITC Ltd. GDR                                              96,500          2,898
                                                                   ------------
                                                                          6,291
                                                                   ------------
IRELAND -- 5.1%
Anglo Irish Bank Corp.                                   171,810          4,164
Anglo Irish Bank Corp.                                   176,849          4,303
                                                                   ------------
                                                                          8,467
                                                                   ------------
JAPAN -- 7.0%
Daito Trust Construction Co. Ltd.                         51,800          2,462
Kao Corp.                                                 80,000          2,045
Millea Holdings, Inc.                                        230          3,412
Toyota Motor Corp.                                        88,700          3,610
                                                                   ------------
                                                                         11,529
                                                                   ------------
KOREA -- 6.3%
Korea Tobacco & Genseng Corp.*                            67,200          2,009
Lotte Chilsung Beverage Co. Ltd.*                          2,930          2,717
Lotte Confectionery Co. Ltd.*                              2,320          1,777
Pacific Corp.*                                            15,290          3,833
                                                                   ------------
                                                                         10,336
                                                                   ------------
SINGAPORE -- 1.1%
Singapore Airport Terminal Services Ltd.               1,502,500          1,850
                                                                   ------------
SOUTH AFRICA -- 2.1%
Remgro Ltd.                                              209,200          3,504
                                                                   ------------
SPAIN -- 9.7%
Banco Popular*                                            55,950          3,688
Enagas                                                   439,200          7,283
Red Electrica de Espana                                  229,000          5,136
                                                                   ------------
                                                                         16,107
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SWITZERLAND -- 6.0%
Kuehne & Nagel International AG                           12,900   $      2,779
Lindt & Spruengli AG                                       1,723          2,452
Nestle AG*                                                17,535          4,588
                                                                   ------------
                                                                          9,819
                                                                   ------------
UNITED KINGDOM -- 31.6%
Barratt Developments Plc*                                321,600          3,671
British American Tobacco Plc                             306,870          5,288
Bunzl Plc                                                198,678          1,657
Cadbury Schweppes Plc*                                   310,233          2,889
Diageo Plc*                                              321,103          4,580
Imperial Tobacco Group Plc                               130,211          3,567
Johnston Press Plc                                       423,263          4,404
Kensington Group Plc                                     292,500          2,691
Northern Rock Plc                                        362,212          5,435
Reckitt Benckiser Plc*                                    86,290          2,607
Royal Bank of Scotland Group Plc*                        123,763          4,163
Signet Group Plc                                       1,376,320          2,907
Tesco*                                                 1,368,263          8,452
                                                                   ------------
                                                                         52,311
                                                                   ------------
TOTAL COMMON STOCK
(COST $111,679)                                                         165,965
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - Temp Cash                                     1,089,350          1,090
BlackRock Provident Institutional
 Funds - Temp Fund                                     1,089,349          1,089
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,179)                                                             2,179
                                                                   ------------
TOTAL INVESTMENTS --- 101.6%
(COST $113,858) (A)                                                     168,144

OTHER ASSETS IN EXCESS
 OF LIABILITES --- (1.6)%                                                (2,635)
                                                                   ------------
NET ASSETS APPLICABLE TO 9,204,294
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    165,509
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      17.98
                                                                   ============

----------
*     Non-Income Producing Security
ADR - American Depository Receipt
GDR - Global Depository Receipt

(a) At December 31, 2004, the cost for Federal income tax purposes was $114,603,829. Net unrealized appreciation was $53,540,257. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $53,540,257 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $0.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
COMMON STOCKS                                       % OF MARKET       VALUE
INDUSTRY DIVERSIFICATION                               VALUE          (000'S)
--------------------------------------------------------------------------------
Automobiles & Related                                        2.2%  $      3,610
Banking                                                     21.7%        35,998
Broadcast/Media                                              1.5%         2,466
Building & Real Estate                                       6.2%        10,362
Consumer Products                                           14.4%        23,838
Cosmetics & Toiletries                                       3.5%         5,878
Diversified Operations                                       4.1%         6,873
Energy Resources & Services                                  7.5%        12,419
Finance                                                      1.6%         2,691
Food & Beverages                                            11.5%        19,003
Healthcare                                                   1.6%         2,707
Hotels & Gaming                                              1.5%         2,545
Insurance                                                    4.0%         6,657
Printing & Publishing                                        2.7%         4,404
Retail                                                      10.4%        17,211
Services-Commercial                                          3.9%         6,524
Transportation & Related Services                            1.7%         2,779
                                                    ---------------------------
                                                           100.0%  $    165,965
                                                    ===========================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 85.1%
--------------------------------------------------------------------------------
ADVERTISING -- 0.5%
Advo, Inc.+                                               24,277   $        865
                                                                   ------------
AEROSPACE & DEFENSE -- 1.6%
Ducommun, Inc. *                                          30,524            636
EDO Corp.                                                 25,081            796
MTC Technologies, Inc.*                                   38,510          1,293
                                                                   ------------
                                                                          2,725
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.9%
Agrium, Inc.                                              90,533          1,525
                                                                   ------------
AUTOMOBILES & RELATED -- 3.9%
American Axle & Manufacturing Holdings, Inc.              35,091          1,076
ArvinMeritor, Inc.                                        32,385            724
LoJack Corp.*                                             30,734            373
Monaco Coach Corp.                                        18,359            378
Tenneco Automotive, Inc.*                                 55,196            951
Wabash National Corp.*                                   108,469          2,921
                                                                   ------------
                                                                          6,423
                                                                   ------------
BANKING -- 10.9%
Alabama National BanCorporation                           19,019          1,227
Alliance Bankshares Corp.*                                14,400            224
Bancorp, Inc.*                                            44,469            712
Berkshire Hills Bancorp, Inc.                             14,956            556
Brookline Bancorp, Inc.+                                  52,549            857
Cardinal Financial Corp.*                                 35,185            392
Citizens Banking Corp.                                    50,472          1,734
Fidelity Bankshares, Inc.                                 27,817          1,189
First Community Bancorp                                   23,084            986
First Oak Brook Bancshares, Inc.                          10,749            348
IBERIABANK Corp.                                          17,255          1,145
IndyMac Bancorp, Inc.                                     35,150          1,211
Interchange Financial Services Corp.                       5,388            140
Irwin Financial Corp                                      26,264            746
Main Street Banks, Inc.                                   25,642            896
Millenium Bankshares Corp.*                               36,199            326
NetBank, Inc.                                             62,875            654
PFF Bancorp, Inc.                                         47,289          2,191
Placer Sierra Bancshares                                  21,424            609
Prosperity Bancshares, Inc.                               12,100            353
Southcoast Financial Corp.*                                  883             23
Sterling Bancorp                                          14,551            411
Sun Bancorp, Inc.*                                         6,621            165
Texas United Bancshares, Inc.                             14,322            283
United Community Banks, Inc.                              23,430            631
West Coast Bancorp                                         3,229             82
                                                                   ------------
                                                                         18,091
                                                                   ------------
BROADCAST/MEDIA -- 0.4%
Regent Communications, Inc.*                             109,597            581
                                                                   ------------
BUILDING & REAL ESTATE -- 1.5%
Beazer Homes USA, Inc.+                                    7,636          1,116
Standard Pacific Corp.                                    15,134            971
WCI Communities, Inc.*                                    12,201            359
                                                                   ------------
                                                                          2,446
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 2.5%
ELKCorp                                                   20,033            685
Hughes Supply, Inc.                                       38,641          1,250
Lennox International, Inc.                                31,539            642

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BUILDING PRODUCTS & SUPPLIES -- (CONTINUED)
Texas Industries, Inc.                                     8,757   $        546
Universal Forest Products, Inc.                           22,851            992
                                                                   ------------
                                                                          4,115
                                                                   ------------

CHEMICALS -- 2.9%
Albemarle Corp.                                           34,211          1,324
Minerals Technologies, Inc.                               19,277          1,286
Penford Corp.                                             14,530            229
Sensient Technologies Corp.+                              80,411          1,929
                                                                   ------------
                                                                          4,768
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.9%
Autobytel, Inc.*                                         137,703            832
Citadel Security Software, Inc.*+                        100,375            261
Lionbridge Technologies, Inc.*                           257,288          1,729
Ultimate Software Group The, Inc.*                        24,685            313
                                                                   ------------
                                                                          3,135
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.0%
Insight Enterprises, Inc.*                                46,861            962
OpNET Technologies, Inc.*                                 75,090            632
                                                                   ------------
                                                                          1,594
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
Hutchinson Technology, Inc.*                              24,289            840
MTS Systems Corp.                                          1,932             65
Take-Two Interactive Software, Inc.*+                     37,562          1,307
Viisage Technology, Inc.*                                102,133            920
                                                                   ------------
                                                                          3,132
                                                                   ------------
CONSUMER PRODUCTS -- 1.8%
Fossil, Inc.*                                             25,949            665
Helen of Troy Ltd.*                                       31,012          1,042
JAKKS Pacific, Inc.*                                      33,932            750
Jarden Corp.*+                                             8,279            360
RC2 Corp.*                                                 5,861            191
                                                                   ------------
                                                                          3,008
                                                                   ------------
COSMETICS & TOILETRIES -- 0.9%
Elizabeth Arden, Inc.*                                    62,893          1,493
                                                                   ------------
DISTRIBUTION SERVICES -- 0.1%
NuCo2, Inc.*                                              11,110            247
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.7%
Actuant Corp.*                                            29,910          1,560
Harsco Corp.                                               7,493            418
Lydall, Inc.*                                             72,179            856
                                                                   ------------
                                                                          2,834
                                                                   ------------
EDUCATION -- 0.5%
ITT Educational Services, Inc.*                           18,220            866
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.7%
EFJ, Inc.*                                                40,439            390
Franklin Electric Co., Inc.                               16,906            714
Methode Electronics, Inc.                                 24,039            309
Power Integrations, Inc.*                                  2,465             49
Tessera Technologies, Inc.*                               36,727          1,367
                                                                   ------------
                                                                          2,829
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 4.5%
Atmos Energy Corp.                                        24,405            667
Avista Corp.                                              17,995            318
Baldor Electric Co.                                       12,458            343
Central Vermont Public Service Corp.                       6,900            160

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
El Paso Electric Co.*                                     86,475   $      1,638
Graftech International Ltd.*                             160,111          1,515
MGE Energy, Inc.                                           2,983            107
PNM Resources, Inc.                                       45,202          1,143
South Jersey Industries, Inc.                              8,985            472
Southern Union Co.*                                       22,568            541
Westar Energy, Inc.                                       24,164            553
                                                                   ------------
                                                                          7,457
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
Atari, Inc.*                                              12,677             37
K2, Inc.*                                                 55,019            874
                                                                   ------------
                                                                            911
                                                                   ------------
ENVIRONMENTAL INSTRUMENTS -- 0.2%
TRC Cos., Inc.*                                           15,685            267
                                                                   ------------
FINANCE -- 6.0%
Accredited Home Lenders Holding Co.*                      59,718          2,967
Affiliated Managers Group, Inc.*+                         18,208          1,233
Apollo Investment Corp.*                                  42,838            647
BankUnited Financial Corp.*                               43,892          1,402
Financial Federal Corp.                                   33,828          1,326
First Niagara Financial Group, Inc.+                     100,038          1,396
Knight Trading Group, Inc.*                               87,728            961
                                                                   ------------
                                                                          9,932
                                                                   ------------
FOOD & BEVERAGES -- 0.7%
American Italian Pasta Co.+                               22,068            513
Hain Celestial Group, Inc.*                               28,294            585
                                                                   ------------
                                                                          1,098
                                                                   ------------
HEALTHCARE -- 1.2%
Omega Healthcare Investors, Inc.                          14,002            165
PAREXEL International Corp.*                              18,256            371
Psychiatric Solutions, Inc.*                               8,423            308
Symbion, Inc.*                                            14,723            325
United Surgical Partners International, Inc.*             18,040            752
                                                                   ------------
                                                                          1,921
                                                                   ------------
HOME FURNISHINGS - HOUSEWARES -- 0.5%
Oneida Ltd.*+                                             66,583            204
Select Comfort Corp.*                                     31,489            565
                                                                   ------------
                                                                            769
                                                                   ------------
HOTELS & GAMING -- 0.8%
Argosy Gaming Co.*                                        27,798          1,298
                                                                   ------------
HUMAN RESOURCES -- 0.4%
Medical Staffing Network Holdings, Inc.*                  76,453            626
                                                                   ------------
INDUSTRIAL -- 0.3%
Infrasource Services, Inc.*                               32,436            422
                                                                   ------------
INSURANCE -- 3.9%
Donegal Group, Inc.                                       12,834            294
Hub International Ltd.                                    19,188            353
Navigators Group The, Inc.*                               16,288            490
NYMAGIC, Inc.                                             13,023            329
ProAssurance Corp.*                                       27,957          1,093
ProCentury Corp.                                          53,094            658
PXRE Group Ltd.                                           32,245            813
RLI Corp.                                                 28,643          1,191
StanCorp Financial Group, Inc.                            14,955          1,234
                                                                   ------------
                                                                          6,455
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.5%
Applied Industrial Technologies, Inc.                      9,489   $        260
Maverick Tube Corp.*                                      34,692          1,051
Terex Corp.*+                                             24,050          1,146
                                                                   ------------
                                                                          2,457
                                                                   ------------
MANUFACTURING -- 0.3%
Hydril Co.*                                                9,003            410
Lindsay Manufacturing Co.                                  5,893            153
                                                                   ------------
                                                                            563
                                                                   ------------
MEDICAL INSTRUMENTS & DEVICES -- 0.6%
Abaxis, Inc.*                                             28,305            410
Conceptus, Inc.*                                          79,193            643
                                                                   ------------
                                                                          1,053
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 0.9%
NDC Health Corp.                                          47,026            874
Radiologix, Inc.*                                        149,922            660
                                                                   ------------
                                                                          1,534
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
PSS World Medical, Inc.*                                  56,533            708
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 2.7%
Commercial Metals Co.                                     47,129          2,383
Mueller Industries, Inc.                                  45,607          1,469
Oregon Steel Mills, Inc.*                                 30,582            621
                                                                   ------------
                                                                          4,473
                                                                   ------------
METALS & MINING -- 0.2%
Schnitzer Steel Industries, Inc.                           7,472            254
                                                                   ------------
OIL & GAS -- 7.0%
AGL Resources, Inc.                                       34,684          1,153
Energen Corp.                                              9,967            588
Frontier Oil Corp                                         45,719          1,219
Northwest Natural Gas Co.                                 36,017          1,215
Parallel Petroleum Corp.*                                 28,430            154
Patina Oil & Gas Corp.+                                   20,224            758
Petroleum Development Corp.*                               7,007            270
Piedmont Natural Gas, Inc.+                               14,452            336
Range Resources Corp.                                    155,841          3,188
WGL Holdings, Inc.                                        19,943            615
W-H Energy Services, Inc.*                                 7,853            176
Whiting Petroleum Corp.*                                  48,568          1,469
Willbros Group*                                           19,356            446
                                                                   ------------
                                                                         11,587
                                                                   ------------
PAPER & RELATED PRODUCTS -- 1.8%
Caraustar Industries, Inc.*                              169,471          2,851
Wausau-Mosinee Paper Corp.                                10,892            195
                                                                   ------------
                                                                          3,046
                                                                   ------------
PHARMACEUTICALS -- 1.5%
Cell Therapeutics, Inc.*+                                 77,961            635
Nabi Biopharmaceuticals*                                  13,084            192
Renovis, Inc.*                                            25,391            365
Thermogenesis Corp.*                                     106,574            676
United Therapeutics Corp.*                                14,960            675
                                                                   ------------
                                                                          2,543
                                                                   ------------
PRINTING & PUBLISHING -- 0.4%
Journal Register Co.*                                     33,323            644
                                                                   ------------
RESTAURANTS -- 0.9%
Buca, Inc.*                                               83,056            578
California Pizza Kitchen, Inc.*                           25,260            581

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE SMALL CAP VALUE FUND

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RESTAURANTS -- (CONTINUED)
Total Entertainment Restaurant Corp.*                     24,895   $        297
                                                                   ------------
                                                                          1,456
                                                                   ------------
RETAIL -- 4.1%
Aaron Rents, Inc.                                         71,802          1,795
Brookstone, Inc.*                                         58,718          1,148
Charlotte Russe Holdings, Inc.*                           29,571            299
Gymboree Corp.*                                          114,150          1,463
School Specialty, Inc.*                                   13,806            532
Sharper Image Corp.*                                      18,876            356
TOO, Inc.*                                                13,205            323
Zale Corp.*                                               26,832            801
                                                                   ------------
                                                                          6,717
                                                                   ------------
SERVICES - COMMERCIAL -- 0.6%
LECG Corp.*                                               17,780            332
PRG-Schultz International, Inc.*                         132,694            667
                                                                   ------------
                                                                            999
                                                                   ------------
TELECOMMUNICATIONS -- 2.6%
Cincinnati Bell, Inc.*                                   127,863            531
Ditech Communications Corp.*                              92,379          1,381
Iowa Telecommunications Services, Inc.                    17,629            380
West Corp.*                                               63,659          2,108
                                                                   ------------
                                                                          4,400
                                                                   ------------
TEXTILES & APPAREL -- 1.1%
Kellwood Co.                                              28,445            981
K-Swiss, Inc.                                             22,046            642
Oshkosh B'Gosh, Inc.                                       9,543            204
                                                                   ------------
                                                                          1,827
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 2.5%
AirTran Holdings, Inc.*+                                  75,002            802
Forward Air Corp.*                                         1,746             78
Frontier Airlines, Inc.*                                   7,072             81
Heartland Express, Inc.                                   31,056            698
OMI Corp.                                                 90,133          1,519
SCS Transportation, Inc.*                                 46,921          1,096
                                                                   ------------
                                                                          4,274
                                                                   ------------
WASTE MANAGEMENT -- 0.3%
Waste Connections, Inc.*                                  15,884            544
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 0.1%
Scansource, Inc.*                                          1,784            111
                                                                   ------------
TOTAL COMMON STOCKS
(COST $120,812)                                                         141,023
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 10.1%
--------------------------------------------------------------------------------
APARTMENTS -- 1.6%
Gables Residential Trust                                  11,217            402
Post Properties, Inc.                                     12,301            429
Summit Properties, Inc.                                   54,605          1,778
                                                                   ------------
                                                                          2,609
                                                                   ------------
AUTOMOBILES & RELATED -- 0.7%
Capital Automotive Trust                                  35,587          1,264
                                                                   ------------
DIVERSIFIED -- 1.7%
Correctional Properties Trust                             36,736          1,061
Entertainment Properties Trust                            18,700            833
Lexington Corporate Properties Trust                      43,517            983
                                                                   ------------
                                                                          2,877
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 1.3%
MFA Mortgage Investments, Inc.                            87,087   $        768
RAIT Investment Trust                                     50,091          1,401
                                                                   ------------
                                                                          2,169
                                                                   ------------
HOTELS & RESORTS -- 0.5%
Lasalle Hotel Properties                                  25,662            817
                                                                   ------------
LOCAL RETAIL -- 0.3%
Acadia Realty Trust                                       30,922            504
                                                                   ------------
OFFICE EQUIPMENT & SERVICES -- 0.1%
Corporate Office Properties                                5,676            167
                                                                   ------------
OFFICE PROPERTY -- 2.5%
AmeriVest Properties, Inc.                                23,422            150
BioMed Realty Trust, Inc.                                 25,143            558
Brandywine Realty Trust                                   16,509            485
Parkway Properties, Inc.                                  28,864          1,465
Prentiss Properties Trust                                 32,080          1,225
Spirit Finance Corp.*+                                    16,645            211
                                                                   ------------
                                                                          4,094
                                                                   ------------
REGIONAL MALLS -- 1.0%
Agree Realty Corp.                                        17,677            560
Commercial Net Lease Realty                               51,382          1,059
                                                                   ------------
                                                                          1,619
                                                                   ------------
RESIDENTIAL CONSTRUCTION -- 0.2%
Affordable Residential Communities                        23,007            330
                                                                   ------------
STORAGE -- 0.2%
U-Store-It Trust                                          18,755            325
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $14,646)                                                           16,775
                                                                   ------------

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- 0.2%
Mueller Industries, Inc.
  6.000%, 11/01/14
 (COST $242)                                        $        242            237
                                                                   ------------

                                                     NUMBER OF
                                                      SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                      4,829,338          4,829
RBB Sansom Street Fund Money Market
 Portfolio                                             4,829,338          4,829
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $9,658)                                                            9,658
                                                                   ------------
TOTAL INVESTMENTS -- 101.2%
 (COST $145,358) (a)                                                    167,693

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 9.3%
--------------------------------------------------------------------------------
Bank of America TD
 1.500%, 01/03/05                                   $         40             40

PENN SERIES FUNDS, INC
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE SMALL CAP VALUE FUND

                                                         PAR          VALUE
                                                        (000)         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CIBC Yankee CD
 1.720%, 05/25/05                                   $        863   $        863
Foreningssparbanken AB FRN
 2.362%, 01/18/05                                            201            201
Institutional Money Market Trust
 2.216%, 01/03/05                                         14,379         14,379
TOTAL SECURITIES LENDING COLLATERAL
 (COST $15,483)                                                          15,483
                                                                   ------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (10.5)%                                            (17,462)
                                                                   ------------
NET ASSETS APPLICABLE TO 9,777,854
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    165,714
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      16.95
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2004.
AB FRN - Asset Backed Floating Rate Note
CD - Certificate of Deposit
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $145,488,817. Net unrealized appreciation was $22,204,369. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,339,858 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,135,489.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE SMALL CAP GROWTH FUND

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.5%
ARGON ST, Inc.*                                           40,000   $      1,418
United Industrial Corp.                                   36,000          1,395
                                                                   ------------
                                                                          2,813
                                                                   ------------
AGRICULTURAL PRODUCTS -- 1.8%
The Andersons, Inc.                                       37,400            954
Terra Industries Inc.*+                                  120,000          1,065
                                                                   ------------
                                                                          2,019
                                                                   ------------
AUTOMOBILES & RELATED -- 1.3%
A.S.V., Inc.*                                             30,000          1,437
                                                                   ------------
BANKING -- 2.4%
NARA Bancorp, Inc.                                        39,500            840
PrivateBancorp, Inc.                                      30,000            967
Silicon Valley Bancshares*                                21,350            957
                                                                   ------------
                                                                          2,764
                                                                   ------------
BROADCAST/MEDIA -- 1.1%
Central European Media Enterprises Ltd.*                  33,000          1,286
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 2.7%
Building Materials Holding Corp.                          30,500          1,168
USG Corp.*+                                               46,000          1,852
                                                                   ------------
                                                                          3,020
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 1.0%
J2 Global Communications, Inc.*                           34,000          1,173
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 4.6%
CNET Networks, Inc.*+                                    130,100          1,461
eResearch Technology, Inc.*                              100,000          1,585
Ixia*                                                     47,825            804
Jupitermedia Corp.*                                       59,100          1,405
                                                                   ------------
                                                                          5,255
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 7.9%
Altiris, Inc.*                                            64,050          2,269
InfoSpace, Inc.*+                                         46,900          2,230
S1 Corp.*                                                110,000            997
SafeNet, Inc.*                                            35,000          1,286
Stratasys, Inc.                                           39,000          1,309
Synaptics, Inc.*                                          30,000            917
                                                                   ------------
                                                                          9,008
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 5.7%
Merge Technologies, Inc.*                                 97,700          2,174
MicroStrategy, Inc.*                                      37,200          2,241
Open Solutions, Inc.*                                     20,000            519
Platinum Software Corp.*                                  80,000          1,127
Tyler Corp.*                                              55,200            461
                                                                   ------------
                                                                          6,522
                                                                   ------------
COSMETICS & TOILETRIES -- 1.4%
Chattem, Inc.*                                            49,000          1,622
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.3%
ADE Corp.*                                                32,400            607
AMX Corp.*                                                40,000            659
Bel Fuse, Inc.                                            34,300          1,159
Daktronics, Inc.*                                         25,000            622
NVE Corp.*+                                               11,700            326
Tessera Technologies, Inc.*                               62,700          2,333
Virage Logic Corp.*                                       80,000          1,486
Volterra Semiconductor Corp.*+                            50,000          1,108
                                                                   ------------
                                                                          8,300
                                                                   ------------

                                                        NUMBER        VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- 4.6%
Accredited Home Lenders Holding Co.*                      24,650   $      1,225
Boston Private Financial Holdings, Inc.                   60,600          1,707
Factset Research Systems, Inc.                            18,600          1,087
Portfolio Recovery Associates, Inc.*                      30,000          1,237
                                                                   ------------
                                                                          5,256
                                                                   ------------

FOOD & BEVERAGES -- 0.5%
Peet's Coffee & Tea, Inc.*                                22,450            594
                                                                   ------------
HEALTHCARE -- 5.1%
Amedisys, Inc.*                                           30,000            972
American Healthways, Inc.*                                37,550          1,241
Matria Healthcare, Inc.*                                  32,600          1,274
Psychiatric Solutions, Inc.*                              40,000          1,462
Sunrise Senior Living, Inc.*                              17,000            788
                                                                   ------------
                                                                          5,737
                                                                   ------------
HOME FURNISHINGS - HOUSEWARES -- 0.5%
American Woodmark Corp.                                   12,900            563
                                                                   ------------
HUMAN RESOURCES -- 1.4%
Hiedrick & Struggles International, Inc.*                 29,200          1,001
Resources Connection, Inc.*+                              10,900            592
                                                                   ------------
                                                                          1,593
                                                                   ------------
INSTRUMENTS - CONTROLS -- 1.1%
Color Kinetics Inc.*                                      70,000          1,231
                                                                   ------------
INSURANCE -- 1.5%
ProAssurance Corp.*                                       11,650            456
Safety Insurance Group, Inc.                              40,400          1,258
                                                                   ------------
                                                                          1,714
                                                                   ------------
MACHINERY & Heavy Equipment -- 3.0%
Applied Industrial Technologies, Inc.                     87,150          2,388
Maverick Tube Corp.*                                      32,150            974
                                                                   ------------
                                                                          3,362
                                                                   ------------
MANUFACTURING -- 3.0%
Brush Engineered Materials, Inc.*                         25,000            463
Carpenter Technology Corp.                                30,000          1,754
DHB Industries, Inc.*+                                    60,000          1,142
                                                                   ------------
                                                                          3,359
                                                                   ------------
MEDICAL SERVICES & Equipment -- 7.9%
American Medical Systems Holdings, Inc.*                  33,000          1,380
Centene Corp.*                                            42,700          1,211
Intuitive Surgical, Inc.*                                 72,700          2,909
IRIS International Inc.*                                 130,000          1,257
Option Care, Inc.                                         69,000          1,186
Serologicals Corp.*                                       44,800            991
                                                                   ------------
                                                                          8,934
                                                                   ------------
MEDICAL SUPPLIES & Equipment -- 3.0%
Cantel Medical Corp.*                                     60,000          2,245
Palomar Medical Technologies, Inc.*                       44,800          1,168
                                                                   ------------
                                                                          3,413
                                                                   ------------
OIL & Gas -- 2.8%
Cal Dive International, Inc.*                             25,500          1,039
Remington Oil & Gas Corp.*                                40,600          1,106
RPC, Inc.                                                 42,400          1,065
                                                                   ------------
                                                                          3,210
                                                                   ------------
PERSONAL SERVICES -- 1.5%
Bright Horizons Family Solutions, Inc.*                   25,700          1,664
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE SMALL CAP GROWTH FUND

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.8%
First Horizon Pharmaceutical Corp.*                        9,100   $        208
Rigel Pharmaceuticals, Inc.*                              44,550          1,088
United Therapeutics Corp.*                                41,100          1,856
                                                                   ------------
                                                                          3,152
                                                                   ------------
RESTAURANTS -- 0.5%
P.F. Chang's China Bistro, Inc.*+                          9,700            547
                                                                   ------------
RETAIL -- 6.9%
Aaron Rents, Inc.+                                        27,300            682
Bebe Stores, Inc.                                         62,888          1,697
Deckers Outdoor Corp.*                                    33,500          1,574
First Cash Financial Services, Inc.*                      44,650          1,193
Rofin-Sinar Technologies, Inc.*                           30,000          1,273
Stein Mart, Inc.*                                         28,300            483
TBC Corp.*                                                32,000            890
                                                                   ------------
                                                                          7,792
                                                                   ------------
SERVICES - COMMERCIAL -- 2.3%
Navigant Consulting, Inc.*                                59,450          1,581
SFBC International, Inc.*                                 28,000          1,106
                                                                   ------------
                                                                          2,687
                                                                   ------------
TELECOMMUNICATIONS -- 2.3%
AirGate PCS, Inc.*                                        41,700          1,485
Comtech Telecommunications Corp.*                         30,000          1,128
                                                                   ------------
                                                                          2,613
                                                                   ------------
TEXTILES & APPAREL -- 1.7%
Ceradyne, Inc.*                                           35,000          2,002
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 6.7%
Arkansas Best Corp.                                       40,000          1,795
Forward Air Corp.*                                        24,900          1,113
Greenbrier Cos., Inc.                                     60,700          2,055
Hub Group, Inc.*                                          30,000          1,567
Old Dominion Freight Line, Inc.*                          30,000          1,044
                                                                   ------------
                                                                          7,574
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 1.3%
Navarre Corp.                                             85,000          1,496
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $86,498)                                                         113,712
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                      1,634,537          1,635
BlackRock Provident Institutional
 Funds - TempFund                                      1,634,534          1,634
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $3,269)                                                            3,269
                                                                   ------------
TOTAL INVESTMENTS -- 103.0%
 (COST $89,767) (a)                                                     116,981

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 9.2%
--------------------------------------------------------------------------------
Bank of America TD
 1.500%, 01/03/05                                             18   $         18
CS First Boston CD
 2.360%, 01/24/05                                            554            554

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Trust
 2.216%, 01/03/05                                          9,928   $      9,928

TOTAL SECURITIES LENDING COLLATERAL
 (COST $10,500)                                                          10,500
                                                                   ------------
OTHER ASSETS IN EXCESS
 OF LIABILITES -- (12.2)%                                               (13,902)
                                                                   ------------
NET ASSETS APPLICABLE TO 5,932,717
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    113,579
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      19.14
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan at December 31, 2004.
CD - Certificate of Deposit
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $89,928,896. Net unrealized appreciation was $27,052,413. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,956,712 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $904,299.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LIMITED MATURITY BOND FUND

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 36.3%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 8.3%
 3.375%, 01/15/07                                   $      3,000   $      3,828
                                                                   ------------
U.S. TREASURY NOTES -- 28.0%
 2.625%, 05/15/08                                          5,000          4,888
 3.000%, 02/15/08                                          4,000          3,967
 4.625%, 05/15/06                                          3,000          3,069
 11.750%, 02/15/10                                         1,000          1,011
                                                                   ------------
                                                                         12,935
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $16,708)                                                          16,763
                                                                   ------------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 31.4%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 21.2%
 2.625%, 10/01/07                                          1,000            979
 3.500%, 04/01/34                                          1,881          1,855
 4.431%, 12/01/33                                          4,728          4,780
 5.000%**, 01/25/12++                                      3,057            141
 7.000%, 12/01/32                                          1,902          2,015
                                                                   ------------
                                                                          9,770
                                                                   ------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE -- 9.3%
 1.000%, 01/03/05                                          4,300          4,300
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
 6.500%, 01/15/32                                             83             87
 6.500%, 05/15/32                                            251            265
 6.500%, 09/15/32                                             61             64
                                                                   ------------
                                                                            416
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
 (COST $14,490)                                                          14,486
                                                                   ------------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.5%
--------------------------------------------------------------------------------
Asset Securitization Corp.
 7.400%, 10/13/26                                            911            971
                                                                   ------------
Bear Stearns Commercial Mortgage Securities
 6.080%, 02/15/35                                          1,615          1,693
                                                                   ------------
Conseco Finance Securitizations Corp.
 5.790%, 04/01/24                                          1,000          1,018
                                                                   ------------
GE Capital Commercial Mortgage Corp.
 5.033%, 12/10/35                                            149            152
 6.079%, 05/15/33                                            762            805
                                                                   ------------
                                                                            957
                                                                   ------------
Green Tree Financial Corp.
 6.500%, 02/01/31                                          1,120          1,173
 7.250%, 09/15/26                                            632            662
 7.330%, 03/01/30                                            752            777
 7.650%, 04/15/19                                            606            638
                                                                   ------------
                                                                          3,250
                                                                   ------------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                            942            964
 6.058%, 06/15/20                                            857            905
                                                                   ------------
                                                                          1,869
                                                                   ------------
Morgan Stanley Capital I, Inc.
 5.020%, 10/15/35                                          1,303          1,326
                                                                   ------------
PNC Mortrgage Acceptance Corp.
 5.910%, 03/12/34                                            683            718
                                                                   ------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $11,769)                                                          11,802
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempFund                                      1,355,081   $      1,355
Evergreen Prime Cash Management
 Money Market Fund                                     1,424,420          1,425
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,780)                                                            2,780
                                                                   ------------
TOTAL INVESTMENTS -- 99.2%
 (COST $45,747)                                                          45,831

OTHER ASSETS IN EXCESS
 OF LIABILITES -- 0.8%                                                      388
                                                                   ------------
NET ASSETS APPLICABLE TO 4,421,288
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     46,219
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.45
                                                                   ============

----------
++ IO - Interest Only Security
** Effective Yield

(a) At December 31, 2004, the cost for Federal income tax purposes was $45,746,981. Net unrealized appreciation was $83,866. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $646,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $563,071.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004
THE INDEX 500 FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
--------------------------------------------------------------------------------
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.*                           9,431   $        127
Monster Worldwide, Inc.*                                   2,655             89
Omnicom Group, Inc.                                        4,155            350
                                                                   ------------
                                                                            566
                                                                   ------------
AEROSPACE & DEFENSE -- 1.6%
Boeing Co.                                                18,725            969
General Dynamics Corp.                                     4,467            467
Lockheed Martin Corp.                                      9,872            548
Northrop Grumman Corp.                                     8,212            446
Raytheon Co.                                              10,082            391
Rockwell Collins, Inc.                                     3,937            155
United Technologies Corp.                                 11,397          1,178
                                                                   ------------
                                                                          4,154
                                                                   ------------
AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels Midland Co.                                14,597            326
Monsanto Co.                                               5,896            328
                                                                   ------------
                                                                            654
                                                                   ------------
AUTOMOBILES & RELATED -- 1.0%
AutoNation, Inc.*                                          5,900            113
B.F. Goodrich Co.                                          2,652             87
Cooper Tire & Rubber Co.                                   1,669             36
Dana Corp.                                                 3,340             58
Delphi Automotive Systems Corp.                           12,516            113
Ford Motor Co.                                            40,806            597
General Motors Corp.                                      12,597            505
Genuine Parts Co.                                          3,894            172
Goodyear Tire & Rubber Co.                                 3,911             57
Harley-Davidson, Inc.                                      6,552            398
Navistar International Corp.*                              1,557             68
PACCAR, Inc.                                               3,874            312
Visteon Corp.                                              2,889             28
                                                                   ------------
                                                                          2,544
                                                                   ------------
BANKING -- 6.4%
AmSouth Bancorp                                            7,919            205
Bank of America Corp.                                     90,085          4,233
Bank of New York Co., Inc.                                17,327            579
BB&T Corp.                                                12,319            518
Comerica, Inc.                                             3,803            232
Compass Bancshares, Inc.                                   2,735            133
Fifth Third Bancorp                                       12,518            592
First Horizon National Corp.                               2,746            118
Golden West Financial Corp.                                6,829            419
Huntington Bancshares, Inc.                                5,154            128
KeyCorp                                                    9,068            307
M&T Bank Corp.                                             2,590            279
Marshall & Ilsley Corp.                                    4,983            220
Mellon Financial Corp.                                     9,446            294
National City Corp.                                       15,111            567
North Fork Bancorp, Inc.                                  10,496            303
Northern Trust Corp.                                       4,889            238
PNC Financial Services Group                               6,303            362
Regions Financial Corp.                                   10,366            369
Sovereign Bancorp, Inc.                                    7,698            174
SunTrust Banks, Inc.                                       8,269            611
U.S. Bancorp                                              41,643          1,304
Wachovia Corp.                                            35,765          1,881
Wells Fargo & Co.                                         37,733          2,345
Zions Bancorp                                              1,999            136
                                                                   ------------
                                                                         16,547
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 3.0%
Clear Channel Communications, Inc.                        12,791            428
Comcast Corp.*                                            49,510          1,648
Gannett Co., Inc.                                          5,692            465
McGraw-Hill Cos., Inc.                                     4,235            388
Meredith Corp.                                             1,115             60
News Corp.                                                58,270          1,087
Time Warner, Inc.*                                       102,155          1,986
Univision Communications, Inc.*                            7,208            211
Viacom, Inc.                                              38,027          1,384
                                                                   ------------
                                                                          7,657
                                                                   ------------
BUILDING & REAL ESTATE -- 0.1%
KB Home                                                    1,033            108
Pulte Corp.                                                2,844            181
                                                                   ------------
                                                                            289
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.3%
American Standard Cos., Inc.*                              4,784            198
Centex Corp.                                               2,772            165
Masco Corp.                                                9,991            365
Vulcan Materials Co.                                       2,283            125
                                                                   ------------
                                                                            853
                                                                   ------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                             5,069            294
Ashland Oil, Inc.                                          1,585             93
Dow Chemical Co.                                          21,030          1,041
Du Pont (E.I.) De Nemours and Co.                         22,151          1,087
Eastman Chemical Co.                                       1,738            100
Ecolab, Inc.                                               5,747            202
Englehard Corp.                                            2,727             84
Great Lakes Chemical Corp.                                 1,138             32
Hercules, Inc.*                                            2,497             37
PPG Industries, Inc.                                       3,833            261
Praxair, Inc.                                              7,242            320
Rohn & Haas Co.                                            5,014            222
Sigma-Aldrich Corp.                                        1,539             93
                                                                   ------------
                                                                          3,866
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.3%
eBay, Inc.*                                               14,784          1,719
Symantec Corp.*                                           14,144            365
Yahoo!, Inc.*                                             30,662          1,155
                                                                   ------------
                                                                          3,239
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 1.5%
Cisco Systems, Inc.*                                     146,858          2,834
International Game Technology, Inc.                        7,686            264
Network Appliance, Inc.*                                   8,001            266
Sun Microsystems, Inc.*                                   75,006            404
Symbol Technologies, Inc.                                  5,367             93
                                                                   ------------
                                                                          3,861
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 5.5%
Adobe Systems, Inc.                                        5,322            334
Affiliated Computer Services, Inc.*                        2,866            173
Autodesk, Inc.                                             5,118            194
Automatic Data Processing, Inc.                           12,992            576
BMC Software, Inc.*                                        4,950             92
Citrix Systems, Inc.*                                      3,777             93
Computer Associates International, Inc.                   13,061            406
Computer Sciences Corp.*                                   4,221            238
Compuware Corp.*                                           8,634             56
Electronic Arts, Inc.*                                     6,809            420
Electronic Data Systems Corp.                             11,460            265

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- (CONTINUED)
EMC Corp.*                                                53,444   $        795
First Data Corp.                                          18,507            787
Intuit, Inc.*                                              4,180            184
Lexmark International, Inc.*                               2,879            245
Mercury Interactive Corp.*                                 1,882             86
Microsoft Corp.                                          242,468          6,476
NCR Corp.*                                                 2,078            144
Novell, Inc.*                                              8,383             57
Oracle Corp.*                                            114,379          1,569
Parametric Technology Corp.*                               6,002             35
PeopleSoft, Inc.*                                          8,380            222
Siebel Systems, Inc.*                                     11,333            119
SunGard Data Systems, Inc.*                                6,442            183
Unisys Corp.*                                              7,492             76
VERITAS Software Corp.*                                    9,414            269
                                                                   ------------
                                                                         14,094
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 3.3%
Apple Computer, Inc.*                                      8,967            577
Dell, Inc.*                                               55,407          2,335
Gateway, Inc.*                                             8,335             50
Hewlett-Packard Co.                                       67,352          1,412
International Business Machines Corp.                     37,127          3,660
Pitney Bowes, Inc.                                         5,143            238
Xerox Corp.*                                              21,267            362
                                                                   ------------
                                                                          8,634
                                                                   ------------
CONSUMER PRODUCTS -- 2.2%
Altria Group, Inc.                                        45,778          2,797
Brunswick Corp.                                            2,145            106
Cendant Corp.                                             23,481            549
Clorox Co.                                                 3,389            200
Fortune Brands, Inc.                                       3,215            248
Hasbro, Inc.                                               3,947             76
Mattel, Inc.                                               9,254            180
Maytag Corp.                                               1,766             37
Newell Rubbermaid, Inc.                                    6,128            148
NIKE, Inc.                                                 5,854            531
Pall Corp.                                                 2,765             80
Reebok International Ltd.                                  1,296             57
Reynolds American, Inc.                                    3,290            259
UST, Inc.                                                  3,685            177
V.F. Corp.                                                 2,477            137
Whirlpool Corp.                                            1,481            103
                                                                   ------------
                                                                          5,685
                                                                   ------------
CONTAINERS -- 0.1%
Ball Corp.                                                 2,511            110
Bemis Co., Inc.                                            2,385             69
Pactiv Corp.*                                              3,310             84
Sealed Air Corp.*                                          1,863             99
                                                                   ------------
                                                                            362
                                                                   ------------
COSMETICS & TOILETRIES -- 2.3%
Alberto Culver Co.                                         2,029             99
Avon Products, Inc.                                       10,548            408
Colgate-Palmolive Co.                                     11,826            605
Gillette Co.                                              22,142            992
Kimberly-Clark Corp.                                      10,877            716
Procter & Gamble Co.                                      56,575          3,116
                                                                   ------------
                                                                          5,936
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 5.5%
3M Co.                                                    17,363   $      1,425
Eaton Corp.                                                3,387            245
Fisher Scientific International, Inc.*                     2,615            163
Fluor Corp.                                                1,868            102
General Electric Co.                                     235,789          8,606
Honeywell International, Inc.                             19,184            679
Illinois Tool Works, Inc.                                  6,594            611
International Flavors & Fragrances, Inc.                   2,101             90
ITT Industries, Inc.                                       2,058            174
Leggett & Platt, Inc.                                      4,257            121
Textron, Inc.                                              3,067            226
Tyco International Ltd.                                   44,864          1,603
                                                                   ------------
                                                                         14,045
                                                                   ------------
EDUCATION -- 0.1%
Apollo Group, Inc.*                                        4,131            333
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.3%
Advanced Micro Devices, Inc.*                              8,606            190
Agilent Technologies, Inc.*                               10,830            261
Altera Corp.*                                              8,303            172
Analog Devices, Inc.                                       8,382            309
Applied Materials, Inc.*                                  37,875            648
Applied Micro Circuits Corp.*                              6,872             29
Broadcom Corp.*                                            7,339            237
Freescale Semiconductor, Inc.*                             8,694            160
Intel Corp.                                              141,021          3,298
Jabil Circuit, Inc.*                                       4,494            115
KLA-Tencor Corp.*                                          4,359            203
Linear Technology Corp.                                    6,847            265
LSI Logic Corp.*                                           8,585             47
Maxim Integrated Products, Inc.                            7,253            307
Micron Technology, Inc.*                                  13,658            169
Molex, Inc.                                                4,202            126
National Semiconductor Corp.                               7,987            143
Novellus Systems, Inc.*                                    3,117             87
NVIDIA Corp.*                                              3,707             87
PMC-Sierra, Inc.*                                          3,974             45
QLogic Corp.*                                              2,063             76
Sanmina-SCI Corp.*                                        11,623             98
Solectron Corp.*                                          21,653            115
Tektronix, Inc.                                            2,007             61
Teradyne, Inc.*                                            4,330             74
Texas Instruments, Inc.                                   38,537            949
Xilinx, Inc.                                               7,768            230
                                                                   ------------
                                                                          8,501
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 3.1%
AES Corp.*                                                14,470            198
Allegheny Energy, Inc.                                     3,061             60
Ameren Corp.                                               4,344            218
American Electric Power Co., Inc.                          8,825            303
American Power Conversion Corp.*                           4,265             91
Calpine Corp.*                                            11,916             47
Centerpoint Energy, Inc.                                   6,865             78
Cinergy Corp.                                              4,042            168
CMS Energy Corp.*                                          4,342             45
Consolidated Edison, Inc.                                  5,397            236
Constellation Energy Group, Inc.                           3,922            171

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Cooper Industries Ltd.                                     2,046   $        139
Dominion Resources, Inc.                                   7,392            501
DTE Energy Co.                                             3,879            167
Duke Energy Corp.                                         21,336            540
Edison International*                                      7,266            233
Emerson Electric Co.                                       9,361            656
Entergy Corp.                                              4,985            337
Exelon Corp.                                              14,776            651
FirstEnergy Corp.                                          7,356            291
FPL Group, Inc.                                            4,139            309
KeySpan Corp.                                              3,581            141
NiSource, Inc.                                             6,030            137
PG&E Corp.*                                                8,990            299
Pinnacle West Capital Corp.                                2,042             91
Power-One, Inc.*                                           1,872             17
PPL Corp.                                                  4,216            225
Progress Energy, Inc.                                      5,509            249
Public Service Enterprise Group, Inc.                      5,301            274
Southern Co.                                              16,497            553
Teco Energy, Inc.                                          4,453             68
TXU Corp.                                                  5,357            346
Xcel Energy, Inc.                                          8,928            162
                                                                   ------------
                                                                          8,001
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.9%
Carnival Corp.                                            14,123            814
Harrah's Entertainment, Inc.                               2,499            167
Walt Disney Co. The                                       45,571          1,267
                                                                   ------------
                                                                          2,248
                                                                   ------------
FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                       32,205            102
                                                                   ------------
FINANCE -- 9.4%
Ambac Financial Group, Inc.                                2,423            199
American Express Co.                                      27,994          1,578
Bear Stearns Cos., Inc.                                    2,302            236
Capital One Financial Corp.                                5,413            456
Charles Schwab Corp.                                      30,041            359
CIT Group, Inc.                                            4,687            215
Citigroup, Inc.                                          115,746          5,577
Countrywide Financial Corp.                               12,945            479
E*TRADE Financial Corp.*                                   8,294            124
Equifax, Inc.                                              3,012             85
Federal National Mortgage Association                     21,587          1,537
Federated Investors, Inc.                                  2,396             73
Franklin Resources, Inc.                                   5,561            387
Freddie Mac                                               15,378          1,133
Goldman Sachs Group, Inc.                                 10,798          1,123
H&R Block, Inc.                                            3,673            180
Janus Capital Group, Inc.                                  5,269             89
JPMorgan Chase & Co.                                      79,453          3,099
Lehman Brothers Holdings, Inc.                             6,008            526
MBIA, Inc.                                                 3,138            199
MBNA Corp.                                                28,495            803
Merrill Lynch & Co., Inc.                                 20,773          1,242
Moody's Corp.                                              3,298            286
Morgan Stanley                                            24,412          1,355
Paychex, Inc.                                              8,434            287
Providian Financial Corp.*                                 6,537            108

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
Prudential Financial, Inc.                                11,441   $        629
SLM Corp.                                                  9,586            512
State Street Corp.                                         7,436            365
Synovus Financial Corp.                                    6,906            197
T. Rowe Price Group, Inc.                                  2,858            178
Washington Mutual, Inc.                                   19,472            823
                                                                   ------------
                                                                         24,439
                                                                   ------------

FOOD & BEVERAGES -- 3.6%
Adolph Coors Co.                                             834             63
Anheuser-Busch Cos., Inc.                                 17,620            894
Brown-Forman Corp.*                                        2,716            132
Campbell Soup Co.                                          9,176            274
Coca-Cola Co.                                             53,960          2,246
Coca-Cola Enterprises, Inc.                               10,465            218
ConAgra Foods, Inc.                                       11,470            338
General Mills, Inc.                                        8,126            404
Heinz (H.J.) Co.                                           7,791            304
Hershey Foods Corp.                                        5,488            305
Kellogg Co.                                                9,209            411
McCormick & Co., Inc.                                      3,049            118
Pepsi Bottling Group, Inc.                                 5,577            151
PepsiCo, Inc.                                             37,568          1,961
Safeway, Inc.*                                             9,980            197
Sara Lee Corp.                                            17,503            423
Sysco Corp.                                               14,269            545
Wm. Wrigley Jr., Co.                                       5,005            346
                                                                   ------------
                                                                          9,330
                                                                   ------------
FOREST PRODUCTS -- 0.1%
Plum Creek Timber Co.                                      4,094            157
                                                                   ------------
HEALTHCARE -- 1.0%
HCA-The Healthcare Corp.                                   9,394            375
Humana, Inc.*                                              3,555            106
IMS Health, Inc.                                           5,173            120
Manor Care, Inc.                                           1,927             68
McKesson Corp.                                             6,555            206
Medco Health Solutions, Inc.*                              6,077            253
Tenet Healthcare Corp.*                                   10,408            114
UnitedHealth Group, Inc.                                  14,577          1,283
                                                                   ------------
                                                                          2,525
                                                                   ------------
HOTELS & RESORTS -- 0.3%
Hilton Hotels Corp.                                        8,609            196
Marriott International, Inc.                               4,987            314
Starwood Hotels & Resorts Worldwide, Inc.                  4,622            270
                                                                   ------------
                                                                            780
                                                                   ------------
HUMAN RESOURCES -- 0.0%
Robert Half International, Inc.                            3,866            114
                                                                   ------------
INSTRUMENTS - CONTROLS -- 0.3%
Johnson Controls, Inc.                                     4,245            269
Millipore Corp.*                                           1,109             55
Parker Hannifin Corp.                                      2,664            202
PerkinElmer, Inc.                                          2,856             64
Thermo Electron Corp.*                                     3,567            108
Waters Corp.*                                              2,695            126
                                                                   ------------
                                                                            824
                                                                   ------------
INSURANCE -- 4.5%
ACE Ltd.                                                   6,338            271

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE -- (CONTINUED)
Aetna, Inc.                                                3,293   $        411
Aflac, Inc.                                               11,284            450
Allstate Corp.                                            15,304            792
American International Group, Inc.                        58,089          3,815
Aon Corp.                                                  7,057            168
Chubb Corp.                                                4,272            329
CIGNA Corp.                                                2,994            244
Cincinnati Financial Corp.                                 3,747            166
Hartford Financial Services Group, Inc.                    6,550            454
Jefferson-Pilot Corp.                                      3,044            158
Lincoln National Corp.                                     3,894            182
Loews Corp.                                                4,137            291
Marsh & McLennan Cos., Inc.                               11,752            387
MetLife, Inc.                                             16,600            672
MGIC Investment Corp.                                      2,158            149
Principal Financial Group, Inc.                            6,846            280
Progressive Corp.                                          4,465            379
SAFECO Corp.                                               2,828            148
St. Paul Cos., Inc.                                       14,930            553
Torchmark Corp.                                            2,411            138
UnumProvident Corp.                                        6,612            119
WellPoint, Inc.*                                           6,582            757
XL Capital Ltd.                                            3,092            240
                                                                   ------------
                                                                         11,553
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
Black & Decker Corp.                                       1,800            159
Caterpillar, Inc.                                          7,610            742
Cummins, Inc.                                              1,015             85
Danaher Corp.                                              6,883            395
Deere & Co.                                                5,534            412
Dover Corp.                                                4,535            190
Ingersoll-Rand Co.                                         3,840            308
Rockwell Automation, Inc.                                  4,107            204
Snap-On, Inc.                                              1,283             44
Stanley Works                                              1,834             90
                                                                   ------------
                                                                          2,629
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 3.2%
Amgen, Inc.*                                              28,327          1,817
Bausch & Lomb, Inc.                                        1,192             77
Baxter International, Inc.                                13,748            475
Becton, Dickinson & Co.                                    5,648            321
Biomet, Inc.                                               5,645            245
Boston Scientific Corp.*                                  18,834            670
C.R. Bard, Inc.                                            2,334            149
Cardinal Health, Inc.                                      9,636            560
Chiron Corp.*                                              4,167            139
Genzyme Corp.*                                             5,528            321
Guidant Corp.                                              7,104            512
Health Management Associates, Inc.                         5,428            123
Laboratory Corp. of America Holdings*                      3,085            154
Medtronic, Inc.                                           26,958          1,339
Quest Diagnostics, Inc.                                    2,257            216
St. Jude Medical, Inc.*                                    7,974            334
Stryker Corp.                                              8,966            433
Zimmer Holdings, Inc.*                                     5,470            438
                                                                   ------------
                                                                          8,323
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.                                               19,414            610

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- (CONTINUED)
Allegheny Technologies, Inc.                               2,129   $         46
Freeport-McMoRan Copper & Gold, Inc.                       3,981            152
Nucor Corp.                                                3,548            186
Phelps Dodge Corp.                                         2,129            211
United States Steel Corp.                                  2,535            130
                                                                   ------------
                                                                          1,335
                                                                   ------------
METALS & MINING -- 0.2%
Newmont Mining Corp.                                       9,900            440
                                                                   ------------
OFFICE SUPPLIES -- 0.1%
Avery Dennison Corp.                                       2,463            148
                                                                   ------------

OIL & GAS -- 7.1%
Amerada Hess Corp.                                         2,044            168
Anadarko Petroleum Corp.                                   5,516            357
Apache Corp.                                               7,281            368
Baker Hughes, Inc.                                         7,481            319
BJ Services Co.                                            3,602            168
Burlington Resources, Inc.                                 8,731            380
ChevronTexaco Corp.                                       47,251          2,481
ConocoPhillips                                            15,394          1,337
Devon Energy Corp.                                        10,839            422
Dynegy, Inc.*                                              8,475             39
El Paso Corp.                                             14,345            149
EOG Resources, Inc.                                        2,644            189
Exxon Mobil Corp.                                        143,882          7,375
Halliburton Co.                                            9,857            387
Kerr-McGee Corp.                                           3,383            196
Kinder Morgan, Inc.                                        2,762            202
Marathon Oil Corp.                                         7,729            291
Nabors Industries Ltd.*                                    3,334            171
NICOR, Inc.                                                  983             36
Noble Corp.*                                               3,019            150
Occidental Petroleum Corp.                                 8,803            514
Peoples Energy Corp.                                         839             37
Rowan Cos., Inc.*                                          2,391             62
Schlumberger Ltd.                                         13,130            879
Sempra Energy                                              5,205            191
Sunoco, Inc.                                               1,630            133
Transocean, Inc.*                                          7,171            304
Unocal Corp.                                               5,869            254
Valero Energy Corp.                                        5,723            260
Williams Cos., Inc.                                       12,410            202
XTO Energy, Inc.                                           5,806            205
                                                                   ------------
                                                                         18,226
                                                                   ------------
PAPER & RELATED PRODUCTS -- 0.5%
Georgia-Pacific Corp.                                      5,755            216
International Paper Co.                                   10,852            456
Louisiana-Pacific Corp.                                    2,454             66
MeadWestvaco Corp.                                         4,519            153
Temple-Inland, Inc.                                        1,248             85
Weyerhaeuser Co.                                           5,349            360
                                                                   ------------
                                                                          1,336
                                                                   ------------
PHARMACEUTICALS -- 7.4%
Abbott Laboratories                                       34,734          1,620
Allergan, Inc.                                             2,928            237
AmerisourceBergen Corp.                                    2,344            138
Applera Corp. - Applied Biosystems Group                   4,371             91

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONTINUED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PHARMACEUTICALS -- (CONTINUED)
Biogen Idec, Inc.*                                         7,439   $        496
Bristol-Myers Squibb Co.                                  43,392          1,112
Caremark Rx, Inc.*                                        10,138            400
Express Scripts, Inc.*                                     1,694            129
Forest Laboratories, Inc.*                                 8,216            369
Gilead Sciences, Inc.*                                     9,655            338
Hospira, Inc.*                                             3,481            117
Johnson & Johnson                                         66,188          4,198
King Pharmaceuticals, Inc.*                                5,387             67
Eli Lilly & Co.                                           25,238          1,432
MedImmune, Inc.*                                           5,547            150
Merck & Co., Inc.                                         49,458          1,590
Mylan Laboratories, Inc.                                   6,001            106
Pfizer, Inc.                                             167,963          4,517
Schering-Plough Corp.                                     32,846            686
Watson Pharmaceuticals, Inc.*                              2,442             80
Wyeth                                                     29,756          1,267
                                                                   ------------
                                                                         19,140
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
Eastman Kodak Co.                                          6,393            206
                                                                   ------------
PRINTING & PUBLISHING -- 0.3%
Donnelley (R.R.) & Sons Co.                                4,897            173
Dow Jones & Co., Inc.                                      1,827             79
Knight-Ridder, Inc.                                        1,717            115
New York Times Co.                                         3,235            132
Tribune Co.                                                7,085            299
                                                                   ------------
                                                                            798
                                                                   ------------
RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                                   3,506             97
McDonald's Corp.                                          28,039            899
Starbucks Corp.*                                           8,920            556
Wendy's International, Inc.                                2,542            100
Yum! Brands, Inc.                                          6,533            308
                                                                   ------------
                                                                          1,960
                                                                   ------------
RETAIL -- 6.4%
Albertson's, Inc.                                          8,208            196
AutoZone, Inc.*                                            1,779            162
Bed Bath & Beyond, Inc.                                    6,711            267
Best Buy Co., Inc.*                                        7,235            430
Big Lots, Inc.*                                            2,517             31
Circuit City Stores, Inc.                                  4,358             68
Coach, Inc.*                                               4,213            238
Costco Wholesale Corp.                                    10,461            506
CVS Corp.                                                  8,922            402
Dillard's, Inc.                                            1,831             49
Dollar General Corp.                                       7,307            152
Family Dollar Stores, Inc.                                 3,739            117
Federated Department Stores, Inc.                          3,773            218
Gap, Inc.                                                 19,553            413
Home Depot, Inc.                                          48,976          2,093
Jones Apparel Group, Inc.                                  2,725            100
Kohl's Corp.*                                              7,651            376
Kroger Co.*                                               16,484            289
Limited Brands                                             9,064            209
Liz Claiborne, Inc.                                        2,420            102
Lowe's Cos., Inc.                                         17,234            993
May Department Stores Co.                                  6,512            191

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETAIL -- (CONTINUED)
Nordstrom, Inc.                                            3,124   $        146
Office Depot, Inc.*                                        6,967            121
OfficeMax, Inc.                                            2,084             65
Penney (J.C.) Co., Inc.                                    6,369            264
RadioShack Corp.                                           3,534            116
Sears, Roebuck & Co.                                       4,612            235
Sherwin-Williams Co.                                       3,152            141
Staples, Inc.                                             11,104            374
SUPERVALU, Inc.                                            2,994            103
Target Corp.                                              19,970          1,037
Tiffany & Co.                                              3,245            104
TJX Cos., Inc.                                            10,747            270
Toys "R" Us, Inc.*                                         4,796             98
Walgreen Co.                                              22,793            875
Wal-Mart Stores, Inc.                                     94,449          4,989
                                                                   ------------
                                                                         16,540
                                                                   ------------

SERVICES - COMMERCIAL -- 0.2%
Cintas Corp.                                               3,828            168
Convergys Corp.*                                           3,158             47
Fiserv, Inc.*                                              4,362            175
                                                                   ------------
                                                                            390
                                                                   ------------
TELECOMMUNICATIONS -- 4.7%
ADC Telecommunications, Inc.*                             18,040             48
Alltel Corp.                                               6,774            398
Andrew Corp.*                                              3,586             49
AT&T Corp.                                                17,750            338
Avaya, Inc.*                                              10,210            176
BellSouth Corp.                                           40,853          1,135
CenturyTel, Inc.                                           3,001            106
Ciena Corp.*                                              12,751             43
Citizens Communications Co.                                7,481            103
Comverse Technology, Inc.*                                 4,408            108
Corning, Inc.*                                            31,274            368
L-3 Communications Corp.                                   2,568            188
Lucent Technologies, Inc.*                                98,593            371
Motorola, Inc.                                            54,295            934
Nextel Communications, Inc.*                              24,784            744
Qualcomm, Inc.                                            36,556          1,550
Qwest Communications International, Inc.*                 40,500            180
SBC Communications, Inc.                                  73,943          1,906
Scientific-Atlanta, Inc.                                   3,419            113
Sprint Corp.                                              32,806            815
Tellabs, Inc.*                                            10,303             89
Verizon Communications, Inc.                              61,755          2,502
                                                                   ------------
                                                                         12,264
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 1.8%
Burlington Northern Santa Fe Corp.                         8,384            397
CSX Corp.                                                  4,791            192
Delta Air Lines, Inc.*                                     2,886             22
FedEx Corp.                                                6,703            660
Norfolk Southern Corp.                                     8,832            320
Ryder Systems, Inc.                                        1,433             68
Sabre Holdings Corp.                                       3,021             67
Southwest Airlines Co.                                    17,386            283
Union Pacific Corp.                                        5,789            389
United Parcel Service, Inc.                               24,996          2,136
                                                                   ------------
                                                                          4,534
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS  -- DECEMBER 31, 2004 (CONCLUDED)
THE INDEX 500 FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.2%
Allied Waste Industries, Inc.*                             7,097   $         66
Waste Management, Inc.                                    12,760            382
                                                                   ------------
                                                                            448
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 0.1%
Grainger (W.W.), Inc.                                      2,009            134
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $272,865)                                                        250,744
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)-- 0.4%
--------------------------------------------------------------------------------
APARTMENTS -- 0.2%
Apartment Investment & Management Co.                      2,113             81
Archstone-Smith Trust                                      4,364            167
Equity Residential Properties Trust                        6,306            228
                                                                   ------------
                                                                            476
                                                                   ------------
INDUSTRIAL -- 0.0%
Prologis                                                   4,101            178
                                                                   ------------
OFFICE PROPERTY -- 0.1%
Equity Office Properties Trust                             8,993            262
                                                                   ------------
REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.                                 4,932            319
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
 (COST $1,012)                                                            1,235
                                                                   ------------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights~
 (COST $0)                                                 4,100              0
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash
(COST $6,085)                                          6,085,164          6,085
                                                                   ------------

                                                        PAR
                                                       (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.3%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS
  1.665%,  02/10/05 ^^                              $         35   $         35
  1.810%,  02/10/05 ^^                                       115            115
  1.990%,  04/07/05 ^^                                        85             85
  2.260%,  05/12/05 ^^                                       105            104
  2.260%,  05/12/05 ^^                                       320            317
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $656)                                                                656
                                                                   ------------
TOTAL INVESTMENTS -- 100.4%
 (COST $280,618) (a)                                                    258,720
                                                                   ============
OTHER ASSETS IN EXCESS
  OF LIABILITES -- (0.4)%                                                (1,083)
                                                                   ------------

                                                                      VALUE
                                                                      (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 30,902,134
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $    257,637
                                                                   ------------
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                                8.34
                                                                   ============

----------
*Non-Income Producing Security
^^Market value held as collateral for the open futures contract.
~ Rights were valued in accordance with fair valuation procedures approved by the Board of Trustees and are considered to have no value.

(a) At December 31, 2004, the cost for Federal income tax purposes was $280,783,126. Net unrealized depreciation was $22,062,908. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $46,063,818 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $68,126,726.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MID CAP GROWTH FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 101.0%
--------------------------------------------------------------------------------
ADVERTISING -- 1.5%
Monster Worldwide, Inc.*                                  31,410   $      1,057
                                                                   ------------
BANKING -- 3.1%
City National Corp.                                        5,700            403
Northern Trust Corp.+                                      8,810            428
Silicon Valley Bancshares*                                 8,540            383
Sovereign Bancorp, Inc.                                   19,610            442
UCBH Holdings, Inc.                                       11,360            521
                                                                   ------------
                                                                          2,177
                                                                   ------------
BROADCAST/MEDIA -- 2.0%
Avid Technology, Inc.                                     10,800            667
Harman International Industries, Inc.+                     3,660            465
Sirius Satellite Radio, Inc.*+                            40,580            310
                                                                   ------------
                                                                          1,442
                                                                   ------------
BUILDING PRODUCTS & SUPPLIES -- 0.7%
American Standard Cos., Inc.*                             11,860            490
                                                                   ------------
CHEMICALS -- 1.8%
Ashland Oil, Inc.                                          7,410            433
Eastman Chemical Co.+                                      5,900            341
Lyondell Chemical Co.+                                    17,180            497
                                                                   ------------
                                                                          1,271
                                                                   ------------
COMPUTER - INTERNET - COMMUNICATIONS -- 3.4%
Ariba, Inc.*                                              30,670            509
Juniper Networks, Inc.*+                                  56,680          1,541
Overstock.com, Inc.*+                                      5,530            382
                                                                   ------------
                                                                          2,432
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 7.2%
Ask Jeeves, Inc.*+                                        19,990            535
CheckFree Corp.*+                                         19,840            756
CNET Networks, Inc.*+                                     51,210            575
Macromedia, Inc.*+                                        17,660            550
McAfee, Inc.*                                             25,460            737
TIBCO Software Inc.*                                      62,170            829
VeriSign, Inc.*                                           32,750          1,098
                                                                   ------------
                                                                          5,080
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 2.4%
F5 Networks Inc.*                                         17,050            831
Polycom, Inc.*                                            37,550            876
                                                                   ------------
                                                                          1,707
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.2%
CDW Corp.                                                 10,370            688
Choicepoint, Inc.                                         10,950            504
Citrix Systems, Inc.*+                                    21,150            519
Cognizant Technology Solutions, Inc.*                     13,780            583
                                                                   ------------
                                                                          2,294
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Apple Computer, Inc.*                                     18,700          1,204
                                                                   ------------
CONSUMER PRODUCTS -- 0.7%
Clorox Co.                                                 8,500            501
                                                                   ------------
DIVERSIFIED OPERATIONS -- 3.0%
Eaton Corp.                                                5,130            371
Fisher Scientific International, Inc.*+                   16,820          1,049
Pentair, Inc.                                             16,040            699
                                                                   ------------
                                                                          2,119
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.9%
Advanced Micro Devices, Inc.*+                            34,170   $        752
Benchmark Electronics, Inc.                               11,900            406
KLA-Tencor Corp.*+                                        17,150            799
Lam Research Corp.*+                                      33,390            965
Marvell Technology Group Ltd.*+                           24,830            881
PMC-Sierra, Inc.*                                         86,070            968
Sanmina-SCI Corp.                                         94,740            802
                                                                   ------------
                                                                          5,573
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 0.4%
Peabody Energy Corp.                                       3,570            289
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.3%
DreamWorks Animation SKG, Inc.*                           12,100            454
Scientific Games Corp.*                                   18,830            449
                                                                   ------------
                                                                            903
                                                                   ------------
FINANCE -- 6.3%
Affiliated Managers Group, Inc.*                           9,645            653
Ameritrade Holding Corp.*                                 28,130            400
Bear Stearns Cos., Inc.                                    3,150            322
Doral Financial Corp.                                      8,940            440
E*TRADE Financial Corp.*                                  58,890            880
Global Payments, Inc.                                      9,070            531
SEI Investments Co.                                        7,340            308
T. Rowe Price Group, Inc.                                 14,770            919
                                                                   ------------
                                                                          4,453
                                                                   ------------
FOOD & BEVERAGES -- 1.2%
Constellation Brands, Inc.*                                7,540            351
McCormick & Co., Inc.                                     12,810            494
                                                                   ------------
                                                                            845
                                                                   ------------
HEALTHCARE -- 3.2%
AMERIGROUP Corp.*                                          4,820            365
Cooper Compaines, Inc.+                                    7,580            535
Manor Care, Inc.                                          10,480            371
Medco Health Solutions, Inc.*                             10,070            419
PacifiCare Health Systems, Inc.*                          10,700            605
                                                                   ------------
                                                                          2,295
                                                                   ------------
HOTELS & GAMING -- 3.4%
MGM Mirage*                                                9,950            724
Station Casinos, Inc.+                                    12,110            662
WMS Industries, Inc.*                                     15,390            516
Wynn Resorts, Ltd.*+                                       7,920            530
                                                                   ------------
                                                                          2,432
                                                                   ------------
HOTELS & RESORTS -- 3.0%
Host Marriott Corp.+                                      24,540            425
Marriott International, Inc.+                             18,060          1,137
Starwood Hotels & Resorts Worldwide, Inc.+                 9,860            576
                                                                   ------------
                                                                          2,138
                                                                   ------------
HUMAN RESOURCES -- 1.1%
Robert Half International, Inc.                           24,910            733
                                                                   ------------
INSTRUMENTS - CONTROLS -- 0.9%
Waters Corp.*                                             13,560            634
                                                                   ------------
INSURANCE -- 1.5%
WellPoint, Inc.*                                           9,310          1,071
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONTINUED)
THE MID CAP GROWTH FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
Rockwell Automation, Inc.                                 17,120   $        848
                                                                   ------------
MANUFACTURING -- 0.8%
Roper Industries, Inc.                                     9,570            582
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 7.0%
Bausch & Lomb, Inc.                                       11,830            763
Biomet, Inc.                                              16,000            694
C.R. Bard, Inc.                                           16,100          1,030
Dade Behring Holdings, Inc.*                               6,720            376
Genzyme Corp.*                                            14,190            824
Inamed Corp.*                                             12,450            787
Laboratory Corp. of America Holdings*                     10,350            516
                                                                   ------------
                                                                          4,990
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
Patterson Dental Co.                                      12,280            533
Sepracor, Inc.*                                            7,280            432
                                                                   ------------
                                                                            965
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.1%
AK Steel Holding Corp.+                                   28,460            412
Allegheny Technologies, Inc.                              16,330            354
                                                                   ------------
                                                                            766
                                                                   ------------
OIL & GAS -- 4.3%
BJ Services Co.                                            7,060            328
Grant Prideco, Inc.*                                      15,900            319
Range Resources Corp.                                     23,410            479
Smith International, Inc.*+                                6,610            360
Transocean, Inc.                                          12,880            546
Ultra Petroleum Corp.*                                     6,830            329
XTO Energy, Inc.                                          18,585            657
                                                                   ------------
                                                                          3,018
                                                                   ------------
PHARMACEUTICALS -- 3.7%
Elan Corp. Plc ADR                                        12,620            344
Eyetech Pharmaceuticals, Inc.                              8,070            367
MedImmune, Inc.*                                          13,060            354
MGI Pharma, Inc.                                          19,700            552
Neurocrine Biosciences, Inc.*                             11,930            588
The Medicine Company.*                                    14,070            405
                                                                   ------------
                                                                          2,610
                                                                   ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.8%
Cymer, Inc.*                                              19,930            589
                                                                   ------------
RESTAURANTS -- 2.1%
P.F. Chang's China Bistro, Inc.*                           7,930            447
Yum! Brands, Inc.                                         21,750          1,026
                                                                   ------------
                                                                          1,473
                                                                   ------------

RETAIL -- 8.1%
American Eagle Outfitters, Inc.+                           8,070            380
Bed Bath & Beyond, Inc.*                                  24,310            968
Chico's FAS, Inc.*+                                       17,910            815
Coach, Inc.*                                              24,760          1,396
Radioshack Corp.                                          16,280            535
Urban Outfitters, Inc.*                                   11,730            521
Whole Foods Market, Inc.+                                  3,850            367
Williams-Sonoma, Inc.*+                                   21,180            742
                                                                   ------------
                                                                          5,724
                                                                   ------------
SECURITY TECHNOLOGY -- 0.5%
Cogent Inc.*                                              11,100            366
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL -- 1.3%
Alliance Data Systems Corp.*+                             12,980   $        616
Fiserv, Inc.*                                              7,300            293
                                                                   ------------
                                                                            909
                                                                   ------------
TELECOMMUNICATIONS -- 4.7%
Alamosa Holdings, Inc.*                                   30,430            379
Amdocs Limited*                                           11,630            305
American Tower Corp.*+                                    20,790            383
Comverse Technology, Inc.*                                37,320            912
NII Holdings, Inc.+                                        9,970            473
Sonus Networks, Inc.*                                     64,710            371
Western Wireless Corp.+                                   17,720            519
                                                                   ------------
                                                                          3,342
                                                                   ------------
TRANSPORTATION  & RELATED SERVICES -- 3.1%
Expeditors International of Washington, Inc.               9,460            529
Southwest Airlines Co.                                    48,900            796
Teekay Shipping Corp.                                     10,920            460
Yellow Roadway Corporation*                                7,090            395
                                                                   ------------
                                                                          2,180
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $57,951)                                                          71,502
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash
(COST $1,106)                                          1,105,598          1,106
                                                                   ------------
TOTAL INVESTMENTS -- 102.6%
 (COST $59,057) (a)                                                      72,608

                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 25.0%
--------------------------------------------------------------------------------
Bank of America TD
 1.5000%, 01/03/05                                  $        624            624
Bear Stearns FRN
 2.280%, 01/03/05                                            338            338
 2.280%, 01/03/05                                          1,321          1,321
CIBC Yankee CD VAR RT
 2.372%, 01/31/05                                            945            945
Citigroup CP
 2.304%, 01/10/05                                             55             55
CS First Boston CD
 2.360%, 01/24/05                                          1,355          1,355
Foreningssparbanken AB FRN
 2.362%, 01/18/05                                          1,294          1,294
Goldman Sachs FRN
 2.330%, 01/03/05                                            865            865
Institutional Money Market Trust
 2.216%, 01/03/05                                          4,067          4,067
Merrill Lynch Master Note VAR RT
 2.380%, 01/03/05                                          1,850          1,850
Morgan Stanley FRN
 2.330%, 01/03/05                                          2,272          2,272
Natexis Banques FRN
 2.297%, 01/03/05                                          1,113          1,113
Sedna Finance Corp. FRN
 2.350%, 01/28/05                                            786            786

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        PAR           VALUE
                                                       (000)          (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SE Banken CD
 2.350%, 01/28/05                                   $        323   $        323
UBS CD
 2.315%, 01/18/05                                            511            511

TOTAL SECURITIES LENDING COLLATERAL
 (COST $17,719)                                                          17,719
                                                                   ------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (27.6)%                                             (19,534)
                                                                   ------------
NET ASSETS APPLICABLE TO 10,035,643
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     70,793
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $       7.05
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan
   at December 31, 2004.
AB FRN - Asset Backed Floating Rate Note
ADR - American Depository Receipt
CD - Certificate of Deposit
CD VAR RT - Certificate of Deposit Variable Rate
CP - Commercial Paper
FRN - Floating Rate Note
TD - Time Deposit
VAR RT - Variable Rate

(a) At December 31, 2004, the cost for Federal income tax purposes was $59,137,458. Net unrealized appreciation was $13,470,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,886,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $416,423.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE MID CAP VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 8.1%
Advance Auto Parts, Inc.*                                 46,400   $      2,027
AutoNation, Inc.*+                                        34,000            653
BorgWarner, Inc.                                          46,700          2,530
Briggs & Stratton Corp.                                    6,000            249
Lear Corp.+                                               41,800          2,550
                                                                   ------------
                                                                          8,009
                                                                   ------------
BANKING -- 10.5%
Astoria Financial Corp.                                   36,800          1,471
Commerce Bancorp, Inc.+                                   27,800          1,790
First Horizon National Corp.+                             56,700          2,444
IndyMac Bancorp, Inc.                                     64,100          2,208
North Fork Bancorp, Inc.                                  82,895          2,392
                                                                   ------------
                                                                         10,305
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
Computer Associates International, Inc.+                  60,500          1,879
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Western Digital Corp.*                                   240,600          2,608
                                                                   ------------
CONSUMER PRODUCTS -- 7.1%
Reebok International, Ltd.                                55,200          2,429
V.F. Corp.                                                36,400          2,016
Whirlpool Corp.                                           37,300          2,582
                                                                   ------------
                                                                          7,027
                                                                   ------------
FINANCE -- 10.0%
Ambac Financial Group, Inc.                               28,100          2,308
Arch Capital Group Ltd.*                                  35,100          1,358
Bear Stearns Cos., Inc.                                   23,100          2,363
CIT Group, Inc.                                           50,500          2,314
Waddell & Reed Financial, Inc.                            61,500          1,469
                                                                   ------------
                                                                          9,812
                                                                   ------------
FOOD & BEVERAGES -- 4.0%
Constellation Brands, Inc.*                               35,200          1,637
Del Monte Foods Co.*+                                     40,800            450
Fresh Del Monte Produce, Inc.                             61,100          1,809
                                                                   ------------
                                                                          3,896
                                                                   ------------
HEALTHCARE -- 11.6%
Coventry Health Care, Inc.*                               49,800          2,643
NBTY, Inc.*                                               74,600          1,791
Omnicare, Inc.                                            71,700          2,482
Triad Hospitals, Inc.*                                    65,500          2,437
Universal Health Services, Inc.                           24,700          1,099
Wellchoice, Inc.*                                         18,200            972
                                                                   ------------
                                                                         11,424
                                                                   ------------
HUMAN RESOURCES -- 2.2%
Manpower, Inc.                                            45,600          2,202
                                                                   ------------
INSTRUMENTS - CONTROLS -- 2.3%
Johnson Controls, Inc.                                    35,100          2,227
                                                                   ------------
INSURANCE -- 11.7%
Endurance Specialty Holdings Ltd.                         21,900            749
Jefferson-Pilot Corp.                                      4,600            239
PartnerRe Ltd.                                            31,900          1,976
Radian Group, Inc.                                        45,400          2,417
RenaissanceRe Holdings Ltd.                               44,100          2,297
The PMI Group, Inc.                                       51,400          2,146
WellPoint, Inc.*                                          14,900          1,714
                                                                   ------------
                                                                         11,538
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 5.6%
Black & Decker Corp.+                                     14,600   $      1,290
Ingersoll-Rand Co.                                        22,300          1,791
SPX Corp.+                                                60,000          2,404
                                                                   ------------
                                                                          5,485
                                                                   ------------
OIL & GAS -- 5.9%
Pioneer Natural Resources Co.                             43,800          1,537
Sunoco, Inc.                                              21,200          1,732
XTO Energy, Inc.                                          72,507          2,565
                                                                   ------------
                                                                          5,834
                                                                   ------------
RESTAURANTS -- 3.2%
Darden Restaurants, Inc.                                  49,100          1,362
Ruby Tuesday, Inc.+                                       68,400          1,784
                                                                   ------------
                                                                          3,146
                                                                   ------------
RETAIL -- 9.9%
AutoZone, Inc.*+                                          27,000          2,465
Dollar Tree Stores, Inc.*+                                26,000            746
Foot Locker, Inc.                                         88,600          2,386
Liz Claiborne, Inc.                                       42,100          1,777
Pier 1 Imports, Inc.                                     117,900          2,323
                                                                   ------------
                                                                          9,697
                                                                   ------------
TEXTILES & APPAREL -- 1.7%
Mohawk Industries, Inc.*+                                 18,000          1,643
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $79,632)                                                          96,732
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - Fed Fund                                      1,330,915          1,331
BlackRock Provident Institutional
 Funds - TempFund                                      1,330,914          1,331
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,662)                                                            2,662
                                                                   ------------
TOTAL INVESTMENTS -- 101.0%
 (COST $82,294) (a)                                                $     99,394

                                                        PAR
                                                       (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.4%
--------------------------------------------------------------------------------
Banco Santander CD VAR RT
 2.315%, 01/07/05                                   $        917   $        917
Bank of America FRN
 2.300%, 01/03/05                                          2,590          2,590
Bank of America TD
 1.500%, 01/03/05                                            381            381
CS First Boston CD
 2.360%, 01/24/05                                          1,781          1,781
Institutional Money Market Trust
 2.216%, 01/03/05                                          9,506          9,506
Morgan Stanley FRN
 2.330%, 01/03/05                                            826            826
UBS CD
 2.315%, 01/18/05                                            138            138

TOTAL SECURITIES LENDING COLLATERAL
 (COST $16,139)                                                          16,139
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE MID CAP VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (17.4)%                                             (17,085)
                                                                   ------------
NET ASSETS APPLICABLE TO 7,148,265
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     98,448
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      13.77
                                                                   ============

----------
* Non-Income Producing Security
+ Security position is either entirely or partially on loan
  at December 31, 2004.
CD - Certificate of Deposit
CD VAR RT - Certificate of Deposit Variable Rate
FRN - Floating Rate Note
TD - Time Deposit

(a) At December 31, 2004, the cost for Federal income tax purposes was $82,444,229. Net unrealized appreciation was $16,949,726. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,277,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $328,075.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE LARGE CAP GROWTH FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.5%
--------------------------------------------------------------------------------
ADVERTISING -- 2.9%
Omnicom Group, Inc.                                        8,200   $        691
                                                                   ------------
AUTOMOBILES & RELATED -- 3.5%
Harley-Davidson, Inc.                                     13,900            844
                                                                   ------------
BANKING -- 2.3%
Fifth Third Bancorp                                       11,563            547
                                                                   ------------
CHEMICALS -- 5.3%
Ecolab, Inc.                                              18,500            650
Praxair, Inc.                                             14,300            631
                                                                   ------------
                                                                          1,281
                                                                   ------------
COMPUTER - NETWORK PRODUCTS & SERVICES -- 3.0%
Cisco Systems, Inc.*                                      37,000            714
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
Microsoft Corp.                                           25,000            668
Oracle Corp.*                                             61,800            848
                                                                   ------------
                                                                          1,516
                                                                   ------------
COMPUTERS & Office Equipment -- 3.4%
Dell, Inc.*                                               19,700            830
                                                                   ------------
DIVERSIFIED OPERATIONS -- 4.7%
General Electric Co.                                       9,900            361
Illinois Tool Works, Inc.                                  8,200            760
                                                                   ------------
                                                                          1,121
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 6.5%
Intel Corp.                                               33,900            793
Texas Instruments, Inc.                                   31,400            773
                                                                   ------------
                                                                          1,566
                                                                   ------------
FINANCE -- 12.0%
Charles Schwab Corp.                                      22,800            273
Countrywide Financial Corp.                                    2              0
H&R Block, Inc.                                            6,200            304
MBNA Corp.                                                31,500            888
SLM Corp.                                                 16,100            860
State Street Corp.                                        11,300            555
                                                                   ------------
                                                                          2,880
                                                                   ------------
FOOD & BEVERAGES -- 2.7%
Sysco Corp.                                               17,300            660
                                                                   ------------
INSTRUMENTS - CONTROLS -- 2.7%
Johnson Controls, Inc.                                    10,100            641
                                                                   ------------
INSURANCE -- 5.4%
Aflac, Inc.                                               15,400            614
American International Group, Inc.                        10,500            690
                                                                   ------------
                                                                          1,304
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.2%
Dover Corp.                                               18,300            768
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 8.9%
Cardinal Health, Inc.                                     18,700          1,087
Medtronic, Inc.                                           14,800            735
Zimmer Holdings, Inc.*                                     4,100            328
                                                                   ------------
                                                                          2,150
                                                                   ------------
PHARMACEUTICALS -- 2.6%
Pfizer, Inc.                                              23,160            623
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RESTAURANTS -- 4.0%
Starbucks Corp.*                                          15,400            960
                                                                   ------------
RETAIL -- 9.3%
Home Depot, Inc.                                           9,400            402
Kohl's Corp.*                                             15,300            752
TJX Cos., Inc.                                            23,700            596
Walgreen Co.                                              12,700            487
                                                                   ------------
                                                                          2,237
                                                                   ------------
SERVICES - COMMERCIAL -- 3.0%
Cintas Corp.                                              16,400            719
                                                                   ------------
TELECOMMUNICATIONS -- 3.1%
Qualcomm, Inc.                                            17,900            759
                                                                   ------------
TRANSPORTATION & RELATED SERVICES -- 2.7%
Southwest Airlines Co.                                    40,500            659
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $21,343)                                                          23,470
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        401,481   $        401
BlackRock Provident Institutional
 Funds - TempFund                                        401,482            402
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $803)                                                                803
                                                                   ------------
TOTAL INVESTMENTS -- 100.8%
 (COST $22,146) (a)                                                      24,273

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.8)%                                                 (201)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,236,475
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     24,072
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      10.76
                                                                   ============

----------
* Non-Income Producing Security

(a) At December 31, 2004, the cost for Federal income tax purposes was $22,175,347. Net unrealized appreciation was $2,098,143. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,384,486 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $286,343.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE STRATEGIC VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 91.7%
--------------------------------------------------------------------------------
ADVERTISING -- 1.4%
Interpublic Group of Cos., Inc.*                          32,100   $        430
                                                                   ------------
AGRICULTURAL PRODUCTS -- 7.5%
Archer-Daniels Midland Co.                                27,000            602
Monsanto Co.                                              11,100            617
Mosaic Co. The*                                           32,700            534
Potash Corp. of Saskatchewan, Inc.                         6,500            540
                                                                   ------------
                                                                          2,293
                                                                   ------------
AUTOMOBILES & RELATED -- 4.1%
Dana Corp.                                                32,000            554
Genuine Parts Co.                                         15,500            683
                                                                   ------------
                                                                          1,237
                                                                   ------------
BROADCAST/MEDIA -- 0.4%
Westwood One, Inc.*                                        4,000            108
                                                                   ------------
CHEMICALS -- 3.8%
Crompton Corp.                                            32,300            381
Eastman Chemical Co.                                      13,800            797
                                                                   ------------
                                                                          1,178
                                                                   ------------
COMPUTER - INTERNET SERVICES & SOFTWARE -- 1.7%
McAfee, Inc.*                                             18,500            535
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
Cadence Design Systems, Inc.*                             32,200            445
Computer Sciences Corp.*                                   5,700            321
Sybase, Inc.*                                             18,700            373
                                                                   ------------
                                                                          1,139
                                                                   ------------
CONSUMER PRODUCTS -- 2.4%
American Greetings Corp.                                  11,800            299
Newell Rubbermaid, Inc.                                   11,900            288
Tupperware Corp.                                           6,900            143
                                                                   ------------
                                                                            730
                                                                   ------------
CONTAINERS -- 4.1%
Ball Corp.                                                13,500            594
Pactiv Corp.*                                             25,700            650
                                                                   ------------
                                                                          1,244
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.3%
Leggett & Platt, Inc.                                     13,800            392
                                                                   ------------
ENERGY RESOURCES & SERVICES -- 8.1%
Ameren Corp.                                              11,200            562
CMS Energy Corp.*                                         30,700            321
Hubbell, Inc.*                                            11,900            622
NiSource, Inc.                                            20,400            465
Northeast Utilities, Inc.                                 19,000            358
Puget Energy, Inc.                                         5,400            133
                                                                   ------------
                                                                          2,461
                                                                   ------------
FINANCE -- 0.4%
MBIA, Inc.                                                 1,700            108
                                                                   ------------
FOOD & BEVERAGES -- 1.6%
Dean Foods Co.*                                            9,300            306
Safeway, Inc.*                                             9,000            178
                                                                   ------------
                                                                            484
                                                                   ------------
INSURANCE -- 12.5%
ACE Ltd.                                                   1,700             73
Aetna, Inc.                                                4,700            586
Conseco, Inc.*                                            18,900            377

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE -- (CONTINUED)
Everest Re Group Ltd.                                      5,900   $        528
Lincoln National Corp.                                     3,100            145
PartnerRe Ltd.                                             7,700            477
PMI Group The, Inc.                                        9,900            413
SAFECO Corp.                                              14,600            763
XL Capital Ltd.                                            5,900            458
                                                                   ------------
                                                                          3,820
                                                                   ------------
MACHINERY & HEAVY EQUIPMENT -- 3.6%
CNH Global N.V                                            10,140            196
Cummins, Inc.                                              5,000            419
Snap-On, Inc.                                             13,900            478
                                                                   ------------
                                                                          1,093
                                                                   ------------
MEDICAL SERVICES & EQUIPMENT -- 1.5%
Bausch & Lomb, Inc.                                        7,300            471
                                                                   ------------
METAL COMPONENTS & PRODUCTS -- 1.6%
Timken Co.                                                18,800            489
                                                                   ------------
OIL & GAS -- 8.2%
EOG Resources, Inc.                                        8,300            592
GlobalSantaFe Corp.                                       16,100            533
Halliburton Co.                                           17,700            695
Pride International, Inc.*                                24,200            497
Southwest Gas Corp.                                        7,600            193
                                                                   ------------
                                                                          2,510
                                                                   ------------
PAPER & RELATED PRODUCTS -- 3.9%
Georgia-Pacific Corp.                                     17,176            644
MeadWestvaco Corp.                                        15,700            532
                                                                   ------------
                                                                          1,176
                                                                   ------------
PHARMACEUTICALS -- 4.0%
Caremark Rx, Inc.*                                        12,900            509
King Pharmaceuticals, Inc.*                               35,000            434
Mylan Laboratories, Inc.                                  15,100            267
                                                                   ------------
                                                                          1,210
                                                                   ------------
PRINTING & PUBLISHING -- 3.0%
Donnelley (R.R.) & Sons Co.                               17,152            605
R.H. Donnelley Corp.*                                      5,400            319
                                                                   ------------
                                                                            924
                                                                   ------------
RESTAURANTS -- 1.2%
Brinker International, Inc.*                               5,800            203
Yum! Brands, Inc.                                          3,300            156
                                                                   ------------
                                                                            359
                                                                   ------------
RETAIL -- 7.2%
Albertson's, Inc.                                          5,800            138
Federated Department Stores, Inc.                          3,400            196
Foot Locker, Inc.                                         22,300            601
Limited Brands                                                86              2
May Department Stores Co.                                 10,100            297
OfficeMax, Inc.                                           14,500            455
Payless ShoeSource, Inc.*                                 12,500            154
SUPERVALU, Inc.                                            3,100            107
Tommy Hilfiger Corp.*                                     22,500            254
                                                                   ------------
                                                                          2,204
                                                                   ------------
TELECOMMUNICATIONS -- 2.2%
Avaya, Inc.*                                              19,900            342
CenturyTel, Inc.                                           8,900            316
                                                                   ------------
                                                                            658
                                                                   ------------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004 (CONCLUDED)
THE STRATEGIC VALUE FUND

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRANSPORTATION  & RELATED SERVICES -- 0.3%
USF Corp.                                                  2,300   $         87
                                                                   ------------
WHOLESALE DISTRIBUTOR -- 2.0%
Grainger (W.W.), Inc.                                      9,100            606
                                                                   ------------
TOTAL COMMON STOCKS
 (COST $21,867)                                                          27,946
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.3%
Health Care Property Investors, Inc.                       3,900            108
Healthcare Realty Trust, Inc.                              7,500            305
                                                                   ------------
                                                                            413
                                                                   ------------
HOTELS & RESORTS -- 1.9%
Host Marriott Corp.                                       33,000            571
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (COST $685)                                                                984
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds - TempCash                                        854,663            855
BlackRock Provident Institutional
 Funds - TempFund                                        913,923            914
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,769)                                                            1,769
                                                                   ------------
TOTAL INVESTMENTS -- 100.7%
 (COST $24,321) (a)                                                      30,699

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.7)%                                                 (214)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,360,773
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     30,485
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      12.91
                                                                   ============

----------
* Non-Income Producing Security

(a) At December 31, 2004, the cost for Federal income tax purposes was $24,390,859. Net unrealized appreciation was $6,307,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,476,873 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $169,206.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2004
THE REIT FUND

                                                       NUMBER         VALUE
                                                      OF SHARES       (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 96.9%
--------------------------------------------------------------------------------
APARTMENTS -- 14.6%
BRE Properties, Inc.                                      27,000   $      1,088
Equity Residential Properties Trust                       45,600          1,650
GMH Communities Trust                                     22,000            310
Home Properties, Inc.                                     15,800            679
United Dominion Realty Trust, Inc.                        33,900            841
                                                                   ------------
                                                                          4,568
                                                                   ------------
AUTOMOBILES & RELATED -- 2.2%
Capital Automotive Trust                                  19,300            686
                                                                   ------------
DIVERSIFIED -- 12.6%
Colonial Properties Trust                                  8,700            342
Duke Realty Corp.                                         22,300            761
Lexington Corporate Properties Trust                      23,000            519
Vornado Realty Trust                                      23,800          1,812
Weingarten Realty Investors                               12,100            485
                                                                   ------------
                                                                          3,919
                                                                   ------------
HOTELS & GAMING -- 0.7%
Strategic Hotel Capital, Inc.                             13,600            224
                                                                   ------------
HOTELS & RESORTS -- 11.8%
Equity Lifestyle Properties, Inc.                          3,900            139
Host Marriott Corp.                                       70,500          1,220
Innkeepers USA Trust                                       8,600            122
Lasalle Hotel Properties                                  19,352            616
Starwood Hotels & Resorts Worldwide, Inc.                 27,400          1,600
                                                                   ------------
                                                                          3,697
                                                                   ------------
INDUSTRIAL -- 3.1%
Eastgroup Properties, Inc.                                 1,100             42
Prologis                                                  21,300            923
                                                                   ------------
                                                                            965
                                                                   ------------
LOCAL RETAIL -- 7.3%
Developers Diversified Realty Corp.                       21,100            936
Pan Pacific Retail Properties, Inc.                       17,864          1,120
Realty Income Corp.                                        4,300            218
                                                                   ------------
                                                                          2,274
                                                                   ------------
OFFICE PROPERTY -- 18.4%
Alexandria Real Estate Equities Inc.                       8,200            610
Arden Realty, Inc.                                        12,300            464
BioMed Realty Trust, Inc.                                 15,200            338
Boston Properties, Inc.                                   22,100          1,429
Brookfield Properties Corp.                               22,700            849
Equity One, Inc.                                          11,000            261
HRPT Properties Trust                                     31,600            405
Liberty Property Trust                                    12,900            557
Mack-Cali Realty Corp.                                    12,200            562
SL Green Realty Corp.                                      4,500            273
                                                                   ------------
                                                                          5,748
                                                                   ------------
REGIONAL MALLS -- 12.0%
CBL & Associates Properties, Inc.                          8,700            664
Simon Property Group, Inc.                                40,900          2,645
Tanger Factory Outlet Centers, Inc.                       16,800            445
                                                                   ------------
                                                                          3,754
                                                                   ------------
RESIDENTIAL CONSTRUCTION -- 2.5%
Avalonbay Communities, Inc.                               10,300            776
                                                                   ------------
RETAIL -- 6.7%
PS Business Parks, Inc.                                   18,100            816
Regency Centers Corp.                                     23,100          1,280
                                                                   ------------
                                                                          2,096
                                                                   ------------

                                                      NUMBER          VALUE
                                                     OF SHARES        (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STORAGE -- 5.0%
Extra Space Storage, Inc.                                 21,300   $        284
Public Storage, Inc.                                      17,815            993
U-Store-It Trust                                          16,200            281
                                                                   ------------
                                                                          1,558
                                                                   ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (COST $24,286)                                                          30,265
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -TempCash                                         552,905            553
BlackRock Provident Institutional
 Funds -TempFund                                         552,908            553
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $1,106)                                                            1,106
                                                                   ------------
TOTAL INVESTMENTS -- 100.4%
 (COST $25,392) (a)                                                      31,371

LIABILITIES IN EXCESS
 OF OTHER ASSETS -- (0.4)%                                                 (124)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,180,810
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING -- 100.0%                                  $     31,247
                                                                   ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                        $      14.33
                                                                   ============

----------
(a) At December 31, 2004, the cost for Federal income tax purposes was $25,401,989. Net unrealized appreciation was $5,969,312. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,969,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $202.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------

                                                            MONEY          QUALITY      HIGH YIELD       GROWTH
                                                            MARKET           BOND          BOND           STOCK
                                                             FUND            FUND          FUND           FUND*
                                                         ------------   ------------   ------------   ------------
ASSETS:
Investments at value .................................   $     83,497   $    200,443   $     84,839   $     95,566
Securities lending collateral ........................              -              -              -              -
Interest, dividends and reclaims receivable ..........            793          1,126          1,518             98
Receivable for investment securities sold ............              -              -              -          1,406
Receivable for capital stock sold ....................             11            536            244             65
Other assets .........................................              1              -              2              1
                                                         ------------   ------------   ------------   ------------
  Total Assets .......................................         84,302        202,105         86,603         97,136
                                                         ------------   ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -              -              -
Payable for investment securities purchased ..........          1,998         29,172            549              -
Payable for capital stock redeemed ...................            489             50              -          1,786
Payable to the investment adviser ....................             14             48             36             53
Payable to The Penn Mutual Life Insurance Co .........             33             64             32             35
Other liabilities ....................................             25             37             29             20
                                                         ------------   ------------   ------------   ------------
  Total Liabilities ..................................          2,559         29,371            646          1,894
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $     81,743   $    172,734   $     85,957   $     95,242
                                                         ============   ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $     81,743   $    169,778   $     93,215   $    226,707
Undistributed net investment income ..................              -              -              -             36
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................              -            727        (11,186)      (141,375)
Net unrealized appreciation (depreciation)
 in value of investments, futures
 contracts, and foreign currency related items .......              -          2,229          3,928          9,874
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $     81,743   $    172,734   $     85,957   $     95,242
                                                         ============   ============   ============   ============
Investments at cost ..................................   $     83,497   $    198,214   $     80,911   $     85,692
Market value of securities loaned ....................              -              -              -              -

                                                            LIMITED         INDEX         MID CAP         MID CAP
                                                         MATURITY BOND       500          GROWTH           VALUE
                                                             FUND            FUND          FUND             FUND
                                                         -------------   ------------   ------------   ------------
ASSETS:
Investments at value .................................   $      45,831   $    258,720   $     72,608   $     99,394
Securities lending collateral ........................               -              -         17,719         16,139
Interest, dividends and reclaims receivable ..........             295            336             28             57
Receivable for investment securities sold ............               -              -              -             86
Receivable for capital stock sold ....................             135            245              7            136
Other assets .........................................               -              7              -              1
                                                         -------------   ------------   ------------   ------------
  Total Assets .......................................          46,261        259,308         90,362        115,813
                                                         -------------   ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...               -              -         17,719         16,139
Payable for investment securities purchased ..........               -              -             81              -
Payable for capital stock redeemed ...................               1          1,515          1,701          1,132
Futures payable ......................................               -              5              -              -
Payable to the investment advisor ....................              12             15             42             45
Payable to The Penn Mutual Life Insurance Co .........              17             80             20             35
Other liabilities ....................................              12             56              6             14
                                                         -------------   ------------   ------------   ------------
  Total Liabilities ..................................              42          1,671         19,569         17,365
                                                         -------------   ------------   ------------   ------------
NET ASSETS ...........................................   $      46,219   $    257,637   $     70,793   $     98,448
                                                         =============   ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $      46,342   $    291,382   $     84,718   $     78,186
Undistributed net investment income ..................               -             57              -              -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            (207)       (12,011)       (27,476)         3,162
Net unrealized appreciation (depreciation) in
 value of investments, futures
 contracts, and foreign currency related items .......              84        (21,791)        13,551         17,100
                                                         -------------   ------------   ------------   ------------
NET ASSETS ...........................................   $      46,219   $    257,637   $     70,793   $     98,448
                                                         =============   ============   ============   ============
Investments at cost ..................................   $      45,747   $    280,618   $     59,057   $     82,294
Market value of securities loaned ....................               -              -   $     17,101   $     15,699

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. **Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth
  Fund.

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                           LARGE CAP      FLEXIBLY     INTERNATIONAL    SMALL CAP       SMALL CAP
                                                             VALUE         MANAGED        EQUITY          VALUE          GROWTH
                                                             FUND           FUND           FUND            FUND          FUND**
                                                         ------------   ------------   -------------   ------------   ------------
ASSETS:
Investments at value .................................   $    227,301   $    935,291   $     168,144   $    167,693   $    116,981
Securities lending collateral ........................              -              -               -         15,483         10,500
Interest, dividends and reclaims receivable ..........            371          2,335             399            201             19
Receivable for investment securities sold ............              -            355             795            133              -
Receivable for capital stock sold ....................             14            287              15            117             11
Other assets .........................................              3             14               2              3              2
                                                         ------------   ------------   -------------   ------------   ------------
  Total Assets .......................................        227,689        938,282         169,355        183,630        127,513
                                                         ------------   ------------   -------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -               -         15,483         10,500
Payable for investment securities purchased ..........            323              -             615             29          1,269
Payable for capital stock redeemed ...................          2,635          7,859           3,003          2,199          2,029
Payable to the investment adviser ....................            114            466             116            109             70
Payable to The Penn Mutual Life Insurance Co .........             82            330              57             58             41
Other liabilities ....................................             54            147              55             38             25
                                                         ------------   ------------   -------------   ------------   ------------
  Total Liabilities ..................................          3,208          8,802           3,846         17,916         13,934
                                                         ------------   ------------   -------------   ------------   ------------
NET ASSETS ...........................................   $    224,481   $    929,480   $     165,509   $    165,714   $    113,579
                                                         ============   ============   =============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $    196,218   $    680,739   $     134,348   $    142,048   $    164,733
Undistributed net investment income ..................             11            191          (1,160)            72              -
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            689          8,105         (22,016)         1,259        (78,369)
Net unrealized appreciation (depreciation)
 in value of investments, futures
 contracts, and foreign currency related items .......         27,563        240,445          54,337         22,335         27,215
                                                         ------------   ------------   -------------   ------------   ------------
NET ASSETS ...........................................   $    224,481   $    929,480   $     165,509   $    165,714   $    113,579
                                                         ============   ============   =============   ============   ============
Investments at cost ..................................   $    199,738   $    694,846   $     113,858   $    145,358   $     89,767
Market value of securities loaned ....................              -               -  $      14,740   $      9,941

                                                           LARGE CAP      STRATEGIC
                                                            GROWTH          VALUE          REIT
                                                             FUND           FUND           FUND
                                                         ------------   ------------   ------------
ASSETS:
Investments at value .................................   $     24,273   $     30,699   $     31,371
Securities lending collateral ........................              -              -              -
Interest, dividends and reclaims receivable ..........             24             29            118
Receivable for investment securities sold ............              -              -             61
Receivable for capital stock sold ....................             11              8             93
Other assets .........................................              1              -              -
                                                         ------------   ------------   ------------
  Total Assets .......................................         24,309         30,736         31,643
                                                         ------------   ------------   ------------
LIABILITIES:
Obligation to return securities lending collateral ...              -              -              -
Payable for investment securities purchased ..........              -             32            150
Payable for capital stock redeemed ...................            210            181            210
Futures payable ......................................              -              -              -
Payable to the investment advisor ....................             11             18             17
Payable to The Penn Mutual Life Insurance Co .........              9             10             10
Other liabilities ....................................              7             10              9
                                                         ------------   ------------   ------------
  Total Liabilities ..................................            237            251            396
                                                         ------------   ------------   ------------
NET ASSETS ...........................................   $     24,072   $     30,485   $     31,247
                                                         ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital paid in ......................................   $     21,970   $     23,667   $     24,882
Undistributed net investment income ..................              4              -             33
Accumulated net realized gain (loss) on investment
 transactions and foreign exchange ...................            (30)           440            353
Net unrealized appreciation (depreciation) in
 value of investments, futures
 contracts, and foreign currency related items .......          2,128          6,378          5,979
                                                         ------------   ------------   ------------
NET ASSETS ...........................................   $     24,072   $     30,485   $     31,247
                                                         ============   ============   ============
Investments at cost ..................................   $     22,146   $     24,321   $     25,392
Market value of securities loaned ....................              -              -              -

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(DOLLAR AMOUNTS IN THOUSANDS)

----------------------------------------------------------------------------------------------------

                                                            MONEY          QUALITY       HIGH YIELD
                                                            MARKET           BOND           BOND
                                                             FUND            FUND           FUND
                                                         ------------    -----------    ------------
INVESTMENT INCOME:
Dividends ............................................   $          -    $         -    $        197
Interest .............................................          1,359          8,097           6,645
Securities lending income ............................              -              -               -
Foreign tax withheld .................................              -              -               -
                                                         ------------    -----------    ------------
    Total investment income ..........................          1,359          8,097           6,842
                                                         ------------    -----------    ------------
EXPENSES:
Investment advisory fees .............................            187            568             416
Administration fees ..................................            140            259             125
Accounting fees ......................................             70            111              63
Director fees ........................................              4              7               3
Custodian fees and expenses ..........................             25             26              25
Pricing fees .........................................             16             17              48
Other expenses .......................................             51             82              40
                                                         ------------    -----------    ------------
    Total expenses ...................................            493          1,070             720
    Less: Expense waivers ............................              -              -               -
    Less: Fees paid indirectly .......................              -              -               -
                                                         ------------    -----------    ------------
      Net expenses ...................................            493          1,070             720
                                                         ------------    -----------    ------------
NET INVESTMENT INCOME (LOSS)  ........................            866          7,027           6,122
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................              -            884           1,664
  Net realized foreign exchange gain (loss) ..........              -              2              99
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......              -           (465)            632
  Net increase from payment by affiliate .............              -              -              21
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................              -            421           2,416
                                                         ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $        866    $     7,448    $      8,538
                                                         ============    ===========    ============

                                                            LIMITED          INDEX         MID CAP
                                                         MATURITY BOND        500          GROWTH
                                                             FUND             FUND          FUND
                                                         ------------    -----------    ------------
INVESTMENT INCOME:
Dividends ............................................   $          -    $     4,705    $        209
Interest .............................................          1,856             76               5
Securities lending income ............................              -              -              19
Foreign tax withheld .................................              -              -               -
                                                         ------------    -----------    ------------
    Total investment income ..........................          1,856          4,781             233
                                                         ------------    -----------    ------------
EXPENSES:
Investment advisory fees .............................            135            168             460
Administration fees ..................................             67            360              99
Accounting fees ......................................             34            145              49
Director fees ........................................              3              9               2
Custodian fees and expenses ..........................              8             43              30
Pricing fees .........................................              9             19               7
Other expenses .......................................             20            129              31
                                                         ------------    -----------    ------------
    Total expenses ...................................            276            873             678
    Less: Expense waivers ............................              -            172              20
    Less: Fees paid indirectly .......................              -              -              57
                                                         ------------    -----------    ------------
      Net expenses ...................................            276            701             601
                                                         ------------    -----------    ------------
NET INVESTMENT INCOME (LOSS)  ........................          1,580          4,080            (368)
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................            (1)           691           6,919
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......           (486)        19,644             638
                                                         ------------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................           (487)        20,335           7,557
                                                         ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $      1,093    $    24,415    $      7,189
                                                         ============    ===========    ============

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. **Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging
  Growth Fund.

The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                                                     GROWTH        LARGE CAP  FLEXIBLY    INTERNATIONAL   SMALL CAP      SMALL CAP
                                                      STOCK          VALUE     MANAGED       EQUITY         VALUE         GROWTH
                                                      FUND*          FUND       FUND          FUND           FUND          FUND**
                                                    ----------    ---------  ----------    -----------    ----------    ----------
INVESTMENT INCOME:
Dividends ......................................... $    1,302    $   4,665  $   17,711    $     4,182    $    1,519    $      119
Interest ..........................................         29          126       5,016             37           339            34
Securities lending income .........................          -            -           -              -            35            53
Foreign tax withheld ..............................         (3)         (19)        (90)          (339)           (1)            -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
    Total investment income .......................      1,328        4,772      22,637          3,880         1,892           206
                                                    ----------    ---------  ----------    -----------    ----------    ----------
EXPENSES:
Investment advisory fees ..........................        605        1,283       4,750          1,182         1,311           809
Administration fees ...............................        140          321       1,188            209           231           165
Accounting fees ...................................         70          132         303            108           102            80
Director fees .....................................          4            8          30              5             6             4
Custodian fees and expenses .......................         22           38          75            110            68            43
Pricing fees ......................................         14            7           8             20            13             8
Other expenses ....................................         51          112         354             64            78            59
                                                    ----------    ---------  ----------    -----------    ----------    ----------
    Total expenses ................................        906        1,901       6,708          1,698         1,809         1,168
    Less: Expense waivers .........................          -            -           -              -            36             -
    Less: Fees paid indirectly ....................         15           73          95             61             -             -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
      Net expenses ................................        891        1,828       6,613          1,637         1,773         1,168
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)  .....................        437        2,944      16,024          2,243           119          (962)
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ...................................      9,614       32,637      48,463         11,942        29,207         6,364
  Net realized foreign exchange gain (loss) .......          -            -         (33)        (2,189)            -             -
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ...        560       (9,241)     77,257         26,918        (7,802)        4,544
  Net increase from payment by affiliate ..........          -            -           -              -             -             -
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ......................................     10,174       23,396     125,687         36,671        21,405        10,908
                                                    ----------    ---------  ----------    -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................. $   10,611    $  26,340  $  141,711    $    38,914    $   21,524    $    9,946
                                                    ==========    =========  ==========    ===========    ==========    ==========

                                                            MID CAP     LARGE CAP        STRATEGIC
                                                             VALUE        GROWTH           VALUE           REIT
                                                              FUND         FUND            FUND            FUND
                                                         ------------  ------------    ------------    ------------
INVESTMENT INCOME:
Dividends ............................................   $      1,025  $        294    $        340    $        902
Interest .............................................             18            10              12               8
Securities lending income ............................             20             -               -               -
Foreign tax withheld .................................             (2)           (1)             (1)             (1)
                                                         ------------  ------------    ------------    ------------
    Total investment income ..........................          1,061           303             351             909
                                                         ------------  ------------    ------------    ------------
EXPENSES:
Investment advisory fees .............................            482           113             157             153
Administration fees ..................................            131            31              33              33
Accounting fees ......................................             66            28              28              28
Director fees ........................................              3             1               1               1
Custodian fees and expenses ..........................             25             7              17              12
Pricing fees .........................................              4             6               4               3
Other expenses .......................................             39            10              10              10
                                                         ------------  ------------    ------------    ------------
    Total expenses ...................................            750           196             250             240
    Less: Expense waivers ............................              -             -               -               -
    Less: Fees paid indirectly .......................             35            14               1               -
                                                         ------------  ------------    ------------    ------------
      Net expenses ...................................            715           182             249             240
                                                         ------------  ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)  ........................            346           121             102             669
                                                         ------------  ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized gain (loss) on investment
   transactions ......................................        15,259          1,355           1,070           2,142
  Change in net unrealized appreciation
   (depreciation) of investments, futures
   contracts and foreign currency related items ......          3,077           330           4,024           4,106
                                                         ------------  ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS .........................................         18,336         1,685           5,094           6,248
                                                         ------------  ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .....................................   $     18,682  $      1,806    $      5,196    $      6,917
                                                         ============  ============    ============    ============

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------

                                                               MONEY MARKET FUND              QUALITY BOND FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
Net investment income (loss) .........................   $         866   $       1,096   $       7,027   $       7,414
Net realized gain (loss) on investment transactions ..               -               -             884           1,664
Net realized foreign exchange gain ...................               -               -               2               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...               -               -            (465)            860
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................             866           1,096           7,448           9,938
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (866)         (1,096)         (7,039)         (7,460)
Net realized capital gains ...........................               -               -              (1)         (2,388)
Return of capital ....................................               -               -               -               -
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................            (866)         (1,096)         (7,040)         (9,848)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................         (18,206)        (49,480)            227          15,803
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................         (18,206)        (49,480)            227          15,803
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............         (18,206)        (49,480)            635          15,893

NET ASSETS, beginning of year ........................          99,949         149,429         172,099         156,206
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $      81,743   $      99,949   $     172,734   $     172,099
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $           -   $           -   $           -   $         (34)

                                                             HIGH YIELD BOND FUND             GROWTH STOCK FUND*
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       6,143   $       6,253   $         437   $          23
Net realized gain (loss) on investment transactions ..           1,664             554           9,614          (3,246)
Net realized foreign exchange gain ...................              99              30               -               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...             632           8,225             560          14,266
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           8,538          15,062          10,611          11,043
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (6,183)         (6,297)           (402)            (23)
Net realized capital gains ...........................               -               -               -               -
Return of capital ....................................               -              (1)              -              (1)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................          (6,183)         (6,298)           (402)            (24)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................           1,286          10,340         (12,718)        (15,686)
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           1,286          10,340         (12,718)        (15,686)
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............           3,641          19,104          (2,509)         (4,667)

NET ASSETS, beginning of year ........................          82,316          63,212          97,751         102,418
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $      85,957   $      82,316   $      95,242   $      97,751
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $           -   $         (44)  $          36   $           -


* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.

----------------------------------------------------------------------------------------------------------------------

                                                             LARGE CAP VALUE FUND            FLEXIBLY MANAGED FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       2,944   $       3,222   $      16,024   $      12,192
Net realized gain (loss) on investment transactions ..          32,637          (2,352)         48,463          20,036
Net realized foreign exchange gain (loss) ............               -               -             (33)              2
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...          (9,241)         49,297          77,257         125,655
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          26,340          50,167         141,711         157,885
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (2,994)         (3,227)        (15,948)        (12,261)
Net realized capital gains ...........................         (12,903)              -         (50,398)         (8,084)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................         (15,897)         (3,227)        (66,346)        (20,345)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................         (13,868)         (7,280)        148,488          41,518
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................         (13,868)         (7,280)        148,488          41,518
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          (3,425)         39,660         223,853         179,058

NET ASSETS, beginning of year ........................         227,906         188,246         705,627         526,569
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $     224,481   $     227,906   $     929,480   $     705,627
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $          11   $          60   $         191   $         149

                                                           INTERNATIONAL EQUITY FUND         SMALL CAP VALUE FUND
                                                         -----------------------------   -----------------------------
                                                              YEAR            YEAR            YEAR            YEAR
                                                             ENDED           ENDED           ENDED           ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2004            2003            2004            2003
                                                         -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       2,243   $       1,797   $         119   $        (633)
Net realized gain (loss) on investment transactions ..          11,942           1,624          29,207          13,662
Net realized foreign exchange gain (loss) ............          (2,189)           (315)              -               -
Net change in unrealized appreciation (depreciation)
 of investments and foreign currency related items ...          26,918          30,252          (7,802)         46,237
                                                         -------------   -------------   -------------   -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          38,914          33,358          21,524          59,266
                                                         -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (877)           (736)            (47)              -
Net realized capital gains ...........................               -               -         (31,282)         (7,799)
                                                         -------------   -------------   -------------   -------------
    TOTAL DISTRIBUTIONS ..............................            (877)           (736)        (31,329)         (7,799)
                                                         -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................          (6,131)         (3,664)         26,819          19,742
                                                         -------------   -------------   -------------   -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          (6,131)         (3,664)         26,819          19,742
                                                         -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          31,906          28,958          17,014          71,209

NET ASSETS, beginning of year ........................         133,603         104,645         148,700          77,491
                                                         -------------   -------------   -------------   -------------
NET ASSETS, END OF YEAR ..............................   $     165,509   $     133,603   $     165,714   $     148,700
                                                         =============   =============   =============   =============
Undistributed net investment income (loss) ...........   $      (1,160)  $        (669)  $          72   $           -


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------

                                                             SMALL CAP GROWTH FUND*          LIMITED MATURITY BOND FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $        (962)   $        (852)   $       1,580    $       1,715
Net realized gain (loss) on investment transactions ..           6,364           13,984               (1)            (204)
Net change in unrealized appreciation (depreciation)
 of investments and futures contracts related items ..           4,544           21,920             (486)            (173)
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           9,946           35,052            1,093            1,338
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................               -                -           (1,581)          (1,721)
Net realized capital gains ...........................               -                -                -              (35)
Return of capital ....................................               -                -               (1)              (7)
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................               -                -           (1,582)          (1,763)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................          (7,727)           1,627            3,163            1,029
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          (7,727)           1,627            3,163            1,029
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............           2,219           36,679            2,674              604

NET ASSETS, beginning of year ........................         111,360           74,681           43,545           42,941
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $     113,579    $     111,360    $      46,219    $      43,545
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $           -    $           -


                                                                 INDEX 500 FUND                  MID CAP GROWTH FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $       4,080    $       2,906    $        (368)   $        (276)
Net realized gain (loss) on investment transactions ..             691            2,258            6,919            6,500
Net change in unrealized appreciation (depreciation)
 of investments and futures contracts related items ..          19,644           45,410              638           12,353
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          24,415           50,574            7,189           18,577
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................          (4,039)          (2,902)               -                -
Net realized capital gains ...........................               -                -                -                -
Return of capital ....................................               -                -                -                -
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................          (4,039)          (2,902)               -                -
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease)  in net assets from capital
   share transactions ................................           3,241           11,919           (1,448)          12,051
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           3,241           11,919           (1,448)          12,051
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)  IN NET ASSETS .............          23,617           59,591            5,741           30,628

NET ASSETS, beginning of year ........................         234,020          174,429           65,052           34,424
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $     257,637    $     234,020    $      70,793    $      65,052
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $          57    $          14    $           -    $           -

* Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth Fund.

-------------------------------------------------------------------------------------------------------------------------

                                                               MID CAP VALUE FUND               LARGE CAP GROWTH FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR             YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS:
Net investment income (loss) .........................   $         346    $         256    $         121    $          48
Net realized gain (loss) on investment transactions ..          15,259            4,365            1,355               87
Net change in unrealized appreciation (depreciation)
 of investments ......................................           3,077           16,472              330            2,216
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................          18,682           21,093            1,806            2,351
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (346)            (256)            (117)             (49)
Net realized capital gains ...........................         (13,619)          (1,487)          (1,304)               -
Return of capital ....................................               -                -                -               (1)
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................         (13,965)          (1,743)          (1,421)             (50)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
   share transactions ................................          12,689            3,362            7,588            8,708
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................          12,689            3,362            7,588            8,708
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............          17,406           22,712            7,973           11,009

NET ASSETS, beginning of year ........................          81,042           58,330           16,099            5,090
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $      98,448    $      81,042    $      24,072    $      16,099
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $           4    $           -

                                                              STRATEGIC VALUE FUND                    REIT FUND
                                                         ------------------------------    ------------------------------
                                                              YEAR             YEAR             YEAR           YEAR
                                                             ENDED            ENDED            ENDED            ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              2004             2003             2004             2003
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .........................   $         102    $          58    $         669    $         474
Net realized gain (loss) on investment transactions ..           1,070               22            2,142              525
Net change in unrealized appreciation (depreciation)
 of investments ......................................           4,024            2,791            4,106            2,115
                                                         -------------    -------------    -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS .................................           5,196            2,871            6,917            3,114
                                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................            (107)             (59)            (796)            (502)
Net realized capital gains ...........................            (399)            (108)          (1,654)            (387)
Return of capital ....................................               -               (3)               -                -
                                                         -------------    -------------    -------------    -------------
    TOTAL DISTRIBUTIONS ..............................            (506)            (170)          (2,450)            (889)
                                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
   share transactions ................................           9,770            5,907            9,899            9,149
                                                         -------------    -------------    -------------    -------------
    TOTAL NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS ......................           9,770            5,907            9,899            9,149
                                                         -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............          14,460            8,608           14,366           11,374

NET ASSETS, beginning of year ........................          16,025            7,417           16,881            5,507
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF YEAR ..............................   $      30,485    $      16,025    $      31,247    $      16,881
                                                         =============    =============    =============    =============
Undistributed net investment income (loss) ...........   $           -    $           -    $          33    $           5


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                                        YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                   2004           2003           2002           2001           2000
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year ..........   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.01           0.01           0.02           0.04           0.06
                                                -----------    -----------    -----------    -----------    -----------
  Total from investment operations ..........          0.01           0.01           0.02           0.04           0.06
                                                -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.01)         (0.01)         (0.02)         (0.04)         (0.06)
                                                -----------    -----------    -----------    -----------    -----------
Net asset value, end of year ................   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                ===========    ===========    ===========    ===========    ===========
  Total return (1)...........................          0.96%          0.86%          1.65%          4.00%          5.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    81,743    $    99,949    $   149,429    $   128,408    $    94,045
                                                ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets .....          0.53%          0.50%          0.47%          0.50%          0.58%
                                                ===========    ===========    ===========    ===========    ===========
Ratio of net investment income
 to average net assets ......................          0.92%          0.89%          1.62%          3.78%          5.89%
                                                ===========    ===========    ===========    ===========    ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     10.51     $     10.50     $     10.39     $     10.33     $     10.40
                                                -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.45            0.48            0.42            0.51            0.52
Net realized and unrealized gain
 on investment transactions .................          0.03            0.16            0.13            0.41            0.66
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.48            0.64            0.55            0.92            1.18
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.45)          (0.48)          (0.42)          (0.51)          (1.06)
Distribution from net realized gains ........          0.00(a)        (0.15)          (0.02)          (0.35)          (0.17)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.02)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.45)          (0.63)          (0.44)          (0.86)          (1.25)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     10.54     $     10.51     $     10.50     $     10.39     $     10.33
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          4.59%           6.18%           5.28%           8.91%          12.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   172,734     $   172,099     $   156,206     $   123,569     $    96,073
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.62%           0.62%           0.62%           0.65%           0.68%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          4.07%           4.36%           4.19%           5.23%           5.92%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        230.43%         215.40%         498.60%         930.70%        1046.50%
                                                ===========     ===========     ===========     ===========     ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.
(a) Distributions were less than one penny per share.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                   2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $      7.70     $      6.78     $      7.25     $      7.45     $      9.58
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.61            0.64            0.70            0.72            0.91
Net realized and unrealized gain (loss)
 on investment transactions .................          0.21            0.92           (0.46)          (0.20)          (1.24)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.82            1.56            0.24            0.52           (0.33)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.61)          (0.64)          (0.71)          (0.72)          (1.80)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $      7.91     $      7.70     $      6.78     $      7.25     $      7.45
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         10.71%          23.13%           3.41%           6.92%          (3.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    85,957     $    82,316     $    63,212     $    60,577     $    51,150
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.86%           0.86%           0.83%           0.87%(a)        0.87%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          7.35%           8.55%           9.29%          9.57%(a)       10.07%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         68.20%          87.80%          80.40%          77.00%          65.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively for the years ended December 31, 2001 and December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE GROWTH STOCK FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     11.02     $      9.81     $     15.07     $     20.19     $     41.41
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................          0.05            0.00           (0.03)           0.00           (0.08)
Net realized and unrealized gain (loss)
 on investment transactions .................          1.26            1.21           (5.23)          (5.12)          (9.36)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          1.31            1.21           (5.26)          (5.12)          (9.44)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........         (0.05)           0.00            0.00            0.00           (7.69)
Return of capital ...........................          0.00            0.00            0.00            0.00           (4.09)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.05)           0.00            0.00            0.00          (11.78)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     12.28     $     11.02     $      9.81     $     15.07     $     20.19
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         11.90%          12.36%         (34.90)%        (25.34)%        (26.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $    95,242     $    97,751     $   102,418     $   186,696     $   216,016
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.97%           0.97%           0.92%(a)        0.92%           0.84%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          0.47%           0.02%          (0.21)%(a)       0.02%          (0.27)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        185.20%         578.40%(b)      773.60%(b)      276.20%         309.30%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.93% and the ration of net investment income to average net assets would have been
    (0.22%) for the year ended December 31, 2002.
(b) A portion of the portfolio manager's discipline incorporated relative price momentum. In the environment of 2002 and 2003, increased volatility of the equity market, rapid rotation among major sectors of the S&P 500, and specific stock selection issues caused higher turnover. Further, increased turnover resulted from significant portfolio redemptions during 2002 and 2003.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                         YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     17.59     $     13.97     $     16.97     $     18.07     $     22.21
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.26            0.25            0.25            0.23            0.26
Net realized and unrealized gain (loss)
 on investment transactions .................          1.98            3.62           (2.80)          (0.66)           2.10
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.24            3.87           (2.55)          (0.43)           2.36
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.26)          (0.25)          (0.24)          (0.23)          (0.48)
Distribution from net realized gains ........         (1.12)           0.00           (0.21)          (0.44)          (6.02)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (1.38)          (0.25)          (0.45)          (0.67)          (6.50)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     18.45     $     17.59     $     13.97     $     16.97     $     18.07
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         12.85%          27.76%         (14.96)%         (2.40)%         12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   224,481     $   227,906     $   188,246     $   232,528     $   221,583
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.89%           0.90%           0.88%           0.88%           0.84%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          1.38%           1.62%           1.51%           1.26%           1.34%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        104.50%          39.90%          38.00%          49.50%         135.80%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to May 1, 2000, the Large Cap Value Fund was named Value Equity Fund.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year

                                                                           YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                    2004            2003            2002             2001            2000
                                                -----------     -----------     -----------      -----------     -----------
Net asset value, beginning of year ..........   $     23.64     $     18.75     $     20.03      $     19.76     $     19.62
                                                -----------     -----------     -----------      -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.47            0.42            0.56             0.60            0.58
Net realized and unrealized gain (loss)
 on investment transactions .................          3.83            5.17           (0.39)            1.44            3.26
                                                -----------     -----------     -----------      -----------     -----------
  Total from investment operations ..........          4.30            5.59            0.17             2.04            3.84
                                                -----------     -----------     -----------      -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.47)          (0.42)          (0.56)           (0.59)          (1.33)
Distribution from net realized gains ........         (1.51)          (0.28)          (0.89)           (1.18)          (2.37)
                                                -----------     -----------     -----------      -----------     -----------
  Total distributions .......................         (1.98)          (0.70)          (1.45)           (1.77)          (3.70)
                                                -----------     -----------     -----------      -----------     -----------
Net asset value, end of year ................   $     25.96     $     23.64     $     18.75      $     20.03     $     19.76
                                                ===========     ===========     ===========      ===========     ===========
  Total return (1) ..........................         18.58%          29.92%           0.87%*          10.34%          22.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   929,480     $   705,627     $   526,569      $   478,237     $   432,379
                                                ===========     ===========     ===========      ===========     ===========
Ratio of expenses to average net assets .....          0.85%           0.86%           0.85%            0.87%           0.83%
                                                ===========     ===========     ===========      ===========     ===========
Ratio of net investment income
 to average net assets ......................          2.02%           2.11%           2.71%*           2.89%           2.92%
                                                ===========     ===========     ===========      ===========     ===========
Portfolio turnover rate .....................         22.10%          24.50%          30.60%           33.60%          30.60%
                                                ===========     ===========     ===========      ===========     ===========

----------
*   The presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been
    0.77% and the ratio of net investment income to average net assets would have been 2.62%.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     13.91     $     10.53     $     11.71     $     16.64     $     26.78
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.24            0.19            0.15            0.37            0.14
Net realized and unrealized gain (loss) on
 investments and foreign currency
 related transactions .......................          3.92            3.27           (1.31)          (5.05)          (4.82)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          4.16            3.46           (1.16)          (4.68)          (4.68)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.09)          (0.08)          (0.02)          (0.25)          (0.14)
Distribution from net realized gains ........          0.00            0.00            0.00            0.00           (4.59)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.73)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.09)          (0.08)          (0.02)          (0.25)          (5.46)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     17.98     $     13.91     $     10.53     $     11.71     $     16.64
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         30.01%          32.85%          (9.94)%        (28.12)%        (18.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   165,509     $   133,603     $   104,645     $   124,949     $   162,359
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.22%           1.19%           1.23%           1.25%           1.16%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          1.61%           1.63%           1.35%           1.06%          (0.08)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         40.30%          59.00%         106.30%          97.20%          64.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year ..........   $     18.20     $     11.00     $     14.38     $     12.94     $     12.64
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................          0.01           (0.08)          (0.05)           0.01            0.04
Net realized and unrealized gain (loss)
 on investment transactions .................          2.55            8.29           (2.37)           2.10            1.68
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.56            8.21           (2.42)           2.11            1.72
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.01)           0.00            0.00           (0.02)          (0.12)
Distribution from net realized gains ........         (3.80)          (1.01)          (0.96)          (0.65)          (1.30)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (3.81)          (1.01)          (0.96)          (0.67)          (1.42)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     16.95     $     18.20     $     11.00     $     14.38     $     12.94
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         14.88%          74.85%         (16.76)%         16.75%          13.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......   $   165,714     $   148,700     $    77,491     $    86,987     $    55,677
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.15%(a)        1.15%(a)        1.15%(a)        1.14%(a)        1.05%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income (loss)
 to average net assets ......................          0.08%(a)       (0.61)%(a)      (0.38)%(a)       0.12%(a)        0.38%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        142.40%          60.90%          54.40%          67.80%         135.40%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to May 1, 2000, the Small Cap Value Fund was named Small Capitalization Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.17%, 1.19%, 1.16%, 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been 0.06%, (0.65%), (0.39%), 0.10% and 0.34%, respectively, for the years ended December
    31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE SMALL CAP GROWTH FUND*
For a Share Outstanding During the Year

                                                                          YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of  year .........   $     17.48     $     11.85     $     20.46     $     24.89     $     49.68
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................         (0.16)          (0.13)          (0.14)          (0.13)          (0.26)
Net realized and unrealized gain (loss)
 on investment transactions .................          1.82            5.76           (8.47)          (3.78)         (11.62)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          1.66            5.63           (8.61)          (3.91)         (11.88)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........          0.00            0.00            0.00           (0.01)         (12.91)
Return of capital ...........................          0.00            0.00            0.00           (0.51)           0.00
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................          0.00            0.00            0.00           (0.52)         (12.91)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of year ................   $     19.14     $     17.48     $     11.85     $     20.46     $     24.89
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          9.50%          47.51%         (42.08)%        (15.84)%        (28.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $   113,579     $   111,360     $    74,681     $   137,099     $   139,774
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.06%           1.09%(a)        1.05%(a)        1.04%           1.01%
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment loss
 to average net assets ......................         (0.87)%         (0.94)%(a)      (0.87)%(a)      (0.67)%         (0.68)%
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         194.8%          191.1%          163.6%          134.5%          145.3%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been (0.94%) and (0.88%), respectively, for the years ended December 31, 2003, December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year

                                                                              YEAR OR PERIOD
                                                                            ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.57     $     10.70     $     10.35     $     10.13     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.37            0.43            0.24            0.40            0.41
Net realized and unrealized gain (loss)
 on investment transactions .................         (0.12)          (0.12)           0.41            0.27            0.30
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.25            0.31            0.65            0.67            0.71
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.37)          (0.43)          (0.24)          (0.40)          (0.41)
Distribution from net realized gains ........          0.00           (0.01)          (0.06)          (0.05)          (0.17)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (0.37)          (0.44)          (0.30)          (0.45)          (0.58)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $     10.45     $     10.57     $     10.70     $     10.35     $     10.13
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................          2.32%           2.90%           6.25%           6.64%           7.18%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $    46,219     $    43,545     $    42,941     $    18,376     $    10,898
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.62%           0.60%           0.63%           0.74%(c)        0.71%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          3.52%           3.62%           3.16%           4.96%(c)        6.01%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         35.10%          26.70%         224.20%         173.90%         331.60%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93%, for the year ended
    December 31, 2001.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001            2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $      7.67     $      6.05     $      7.90     $      9.08     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.13            0.10            0.09            0.09            0.07
Net realized and unrealized gain (loss)
 on investment transactions .................          0.67            1.62           (1.85)          (1.18)          (0.91)
                                                -----------     -----------     -----------     -----------     -----------
   Total from investment operations .........          0.80            1.72           (1.76)          (1.09)          (0.84)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.13)          (0.10)          (0.09)          (0.09)          (0.07)
Return of capital ...........................          0.00            0.00            0.00            0.00           (0.01)
                                                -----------     -----------     -----------     -----------     -----------
   Total distributions ......................         (0.13)          (0.10)          (0.09)          (0.09)          (0.08)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $      8.34     $      7.67     $      6.05     $      7.90     $      9.08
                                                ===========     ===========     ===========     ===========     ===========
   Total return (1)..........................         10.47%          28.41%         (22.28)%        (11.98)%         (8.40)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $   257,637     $   234,020     $   174,429     $   202,902     $   213,398
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.29%(c)        0.25%(c)        0.25%(c)        0.25%(c)        0.25%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
   to average net assets ....................          1.70%(c)        1.47%(c)        1.35%(c)        1.17%(c)        1.08%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................          1.20%           0.90%           3.40%           1.20%           2.70%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37%, 0.38%, 0.36%, 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.62%, 1.34%, 1.24%, 1.02% and 0.97%, respectively, for the years ended December 31, 2004, December 31, 2003,
    December 31, 2002, December 31, 2001 and the period ended December 31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $      6.33     $      4.24     $      6.29     $      8.75     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................         (0.04)          (0.03)          (0.03)          (0.05)          (0.03)
Net realized and unrealized gain (loss)
 on investment transactions .................          0.76            2.12           (2.02)          (2.41)          (1.22)
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          0.72            2.09           (2.05)          (2.46)          (1.25)
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net realized gains ........          0.00            0.00            0.00            0.00            0.00
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $      7.05     $      6.33     $      4.24     $      6.29     $      8.75
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1)...........................         11.37%          49.29%         (32.59)%        (28.11)%        (12.50)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    70,793     $    65,052     $    34,424     $    45,434     $    54,805
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.00%(c)        1.00%(c)        0.99%(c)        1.00%(c)        1.00%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment loss
 to average net assets ......................         (0.56)%(c)      (0.59)%(c)      (0.57)%(c)      (0.70)%(c)      (0.60)%(a)(c)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................        169.00%         154.30%         230.40%         327.40%         202.50%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.03%, 1.05%, 1.05%, 1.09% and 1.08%, and the ratio of net investment income(loss) to average net assets would have been (0.59%), (0.64%), (0.63%), (0.81%) and (0.68%), respectively, for the years ended December 31, 2004, December 31, 2003, December 31, 2002, and December 31, 2001 and the period ended December
    31, 2000.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year

                                                                               YEAR OR PERIOD
                                                                             ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                    2004            2003            2002            2001           2000*
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     13.05     $      9.75     $     10.83     $     11.92     $     10.00
                                                -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.05            0.04            0.06            0.07            0.03
Net realized and unrealized gain (loss) on
 investment transactions ....................          2.88            3.55           (1.08)          (0.45)           2.37
                                                -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........          2.93            3.59           (1.02)          (0.38)           2.40
                                                -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.05)          (0.04)          (0.06)          (0.07)          (0.03)
Distribution from net realized gains ........         (2.16)          (0.25)           0.00           (0.64)          (0.45)
                                                -----------     -----------     -----------     -----------     -----------
  Total distributions .......................         (2.21)          (0.29)          (0.06)          (0.71)          (0.48)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period or year ......   $     13.77     $     13.05     $      9.75     $     10.83     $     11.92
                                                ===========     ===========     ===========     ===========     ===========
  Total return (1) ..........................         23.17%          36.84%          (9.42)%         (3.17)%         23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    98,448     $    81,042     $    58,330     $    61,633     $    59,538
                                                ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.86%           0.86%           0.85%           0.89%           0.90%(a)
                                                ===========     ===========     ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.40%           0.39%           0.55%           0.70%           0.38%(a)
                                                ===========     ===========     ===========     ===========     ===========
Portfolio turnover rate .....................         67.90%          64.40%          91.40%         222.20%         213.00%
                                                ===========     ===========     ===========     ===========     ===========

----------
*   For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a) Annualized.
(b) Not annualized.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE LARGE CAP GROWTH FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                    2004            2003           2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.53     $      8.41     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.06            0.03            0.03
Net realized and unrealized gain (loss)
 on investment transactions .................          0.85            2.12           (1.59)
                                                -----------     -----------     -----------
  Total from investment operations ..........          0.91            2.15           (1.56)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Distribution from net investment income .....         (0.06)          (0.03)          (0.03)
Dividend from net realized gains ............         (0.62)           0.00            0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (0.68)          (0.03)          (0.03)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     10.76     $     10.53     $      8.41
                                                ===========     ===========     ===========
  Total return (1)...........................          8.66%          25.61%          15.60%(b)
                                                ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    24,072     $    16,099     $     5,090
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          0.96%           1.00%(c)        0.98%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.59%           0.51%(c)        0.70%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................        114.30%          27.50%          34.60%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.27% and 2.11%, and the ratio of net investment income to average net assets would have been 0.24% and
    (0.43%), respectively, for the year ended December 31, 2003 and the period ended December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE STRATEGIC VALUE FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                   2004            2003            2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     10.57     $      8.54     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.05            0.07            0.03
Net realized and unrealized gain (loss)
 on investment transactions .................          2.51            2.07           (1.46)
                                                -----------     -----------     -----------
  Total from investment operations ..........          2.56            2.14           (1.43)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.05)          (0.07)          (0.03)
Dividend from net realized gains ............         (0.17)          (0.04)           0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (0.22)          (0.11)          (0.03)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     12.91     $     10.57     $      8.54
                                                ===========     ===========     ===========
  Total return (1) ..........................         24.25%          25.13%         (14.25)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    30,485     $    16,025     $     7,417
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.14%           1.25%(c)        1.24%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          0.47%           0.54%(c)        0.82%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................         18.00%          16.80%          20.60%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.26% and 2.24%, and the ratio of net investment income to average net assets would have been 0.53% and
    (0.18%), respectively, for the year ended December 31, 2003 and the period ended December 31,2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------

THE REIT FUND
For a Share Outstanding During the Year

                                                               YEAR OR PERIOD
                                                             ENDED DECEMBER 31,
                                                -------------------------------------------
                                                   2004             2003           2002*
                                                -----------     -----------     -----------
Net asset value, beginning of period
 or year ....................................   $     11.53     $      9.00     $     10.00
                                                -----------     -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.37            0.36            0.25
Net realized and unrealized gain (loss)
 on investment transactions .................          3.69            2.83           (1.01)
                                                -----------     -----------     -----------
  Total from investment operations ..........          4.06            3.19           (0.76)
                                                -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividend from net investment income .........         (0.41)          (0.37)          (0.24)
Distribution from net realized gains ........         (0.85)          (0.29)           0.00
                                                -----------     -----------     -----------
  Total distributions .......................         (1.26)          (0.66)          (0.24)
                                                -----------     -----------     -----------
Net asset value, end of period or year ......   $     14.33     $     11.53     $      9.00
                                                ===========     ===========     ===========
  Total return (1) ..........................         35.53%          35.49%          (7.55)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year
 (in thousands) .............................   $    31,247     $    16,881     $     5,507
                                                ===========     ===========     ===========
Ratio of expenses to average net assets .....          1.10%           1.25%(c)        1.22%(a)(c)
                                                ===========     ===========     ===========
Ratio of net investment income
 to average net assets ......................          3.06%           4.87%(c)        5.31%(a)(c)
                                                ===========     ===========     ===========
Portfolio turnover rate .....................          80.3%           68.9%           45.4%
                                                ===========     ===========     ===========

----------
*   For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.34% and 2.25%, and the ratio of net investment income to average net assets would have been 4.78% and
    4.28%, respectively for the year ended December 31, 2003 and the period ended December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

     Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

     Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Stock, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Small Cap Growth, Limited Maturity Bond, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

     The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     INVESTMENT VALUATION:

     MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     QUALITY BOND, HIGH YIELD BOND, GROWTH STOCK, LARGE CAP VALUE, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAP VALUE, SMALL CAP GROWTH, LIMITED MATURITY BOND, INDEX 500, MID CAP GROWTH, MID CAP VALUE, LARGE CAP GROWTH, STRATEGIC VALUE AND REIT FUNDS-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

     Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors.

     The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

     DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Stock, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Small Cap Growth, Limited Maturity Bond, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

     Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

     FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

     The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

     The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2004. Open futures contracts held by the Index 500 Fund at December 31, 2004 were as follows:

                                                                                                      UNREALIZED
                  FUTURES             EXPIRATION              UNIT               CLOSING             APPRECIATION
  TYPES           CONTRACT              DATE             (@250 PER UNIT)          PRICE             (IN THOUSANDS)
----------   ------------------   ------------------   ------------------   ------------------   --------------------
Buy/Long       S&P 500 Index           3/18/05                 22               $   1,213.70           $   108

     OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

     If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased
(put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. No option contracts were open as of December 31, 2004.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2004. The International Equity Fund did not have any open forward foreign currency contracts at December 31, 2004.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
     Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund                           Sub-advisor
---------------------------    ----------------------------------
High Yield Bond Fund           T. Rowe Price Associates, Inc.
Growth Stock Fund              T. Rowe Price Associates, Inc.
Large Cap Value Fund           Lord, Abbett & Co. LLC
Flexibly Managed Fund          T. Rowe Price Associates, Inc.
International Equity Fund      Vontobel Asset Management, Inc.
Small Cap Value Fund           Goldman Sachs Asset Management, LP
Small Cap Growth Fund          Bjurman, Barry & Associates
Index 500 Fund                 Wells Capital Management, Inc.
Mid Cap Growth Fund            Turner Investment Partners, Inc.
Mid Cap Value Fund             Neuberger Berman Management, Inc.
Large Cap Growth Fund          ABN AMRO Asset Management, Inc.
Strategic Value Fund           Lord, Abbett & Co. LLC
REIT Fund                      Heitman Real Estate Securities LLC

     Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value Fund: 0.72% and REIT Fund: 0.70%.

     For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES
     Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES
     Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES
     Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

CUSTODIAL SERVICES
     Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. Morgan Stanley serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee based of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

EXPENSES AND LIMITATIONS THEREON
     Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality Bond: 0.90%; High Yield Bond: 0.90%; Growth Stock: 1.00%; Large Cap Value: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value: 1.15%; Small Cap Growth: 1.15%; Limited Maturity Bond: 0.90%; Index 500: 0.40%; Mid Cap Growth: 1.00%; Mid Cap
Value: 1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%. If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

     On December 13, 2004, ICMI voluntarily reimbursed the High Yield Bond Fund $21,033 to compensate the Fund for a loss resulting from a pricing error.

     Total fees of $89,000 were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2004. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

     Certain benefit plans of Penn Mutual own annuity contracts that are invested in the following Funds as of December 31, 2004:

Fund                             Assets
---------------------------    ----------
Money Market Fund              $      529
Quality Bond Fund                  38,863
High Yield Bond Fund                  935
Growth Stock Fund                  12,017
Large Cap Value Fund                3,750
Flexibly Managed Fund              27,543
International Equity Fund          19,049
Small Cap Value Fund                6,975
Small Cap Growth Fund               5,897
Limited Maturity Bond Fund          7,404
Index 500 Fund                     15,668
Mid Cap Growth Fund                 4,647
Strategic Value Fund                2,009
REIT Fund                           2,904

     Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the advisor or the sub-advisors. Commissions paid on those trades from the Funds for the year ended December 31, 2004 were as follows:

Fund                           Commissions
---------------------------    -----------
Flexibly Managed Fund          $        9
Small Cap Growth Fund                   1
Mid Cap Value Fund                     28

5 -- CAPITAL STOCK

     At December 31, 2004, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 par value capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

5 -- CAPITAL STOCK
(SHARE AMOUNTS IN THOUSANDS)

                                                        NUMBER OF
CLASS                                     PAR VALUE      SHARES
                                          ----------   ----------
Money Market Fund Common Stock            $   0.1000      500,000
Quality Bond Fund Common Stock                0.1000      250,000
High Yield Bond Fund Common Stock             0.1000      250,000
Growth Stock Fund Common Stock *              0.1000      250,000
Large Cap Value Fund Common Stock             0.1000      250,000
Flexibly Managed Fund Common Stock            0.1000      250,000
International Equity Fund Common Stock        0.1000      250,000
Small Cap Value Fund Common Stock             0.1000      250,000
Small Cap Growth Fund Common Stock **         0.1000      250,000
Limited Maturity Bond Fund Common Stock       0.0001      250,000
Core Equity Fund Common Stock                 0.0001      250,000
Index 500 Fund Common Stock                   0.0001      250,000
Mid Cap Growth Fund Common Stock              0.0001      250,000
Mid Cap Value Fund Common Stock               0.0001      250,000
Large Cap Growth Fund Common Stock            0.0001      250,000
Strategic Value Fund Common Stock             0.0001      250,000
REIT Fund Common Stock                        0.0001      250,000
Class D Common Stock                          0.0001      250,000
Class E Common Stock                          0.0001      250,000
Class F Common Stock                          0.0001      250,000

Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(SHARE AND DOLLAR AMOUNTS IN THOUSANDS)

                                                               THE YEAR ENDED DECEMBER 31, 2004:
                                          ---------------------------------------------------------------------------
                                                RECEIVED FOR           SHARES ISSUED FOR              PAID FOR
                                                SHARES SOLD               REINVESTMENT            SHARES REDEEMED
                                          -----------------------   -----------------------   -----------------------
                                            SHARES       AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                          ----------   ----------   ----------   ----------   ----------   ----------
Money Market Fund                             63,550   $   63,550          866   $      866       82,622   $   82,622
Quality Bond Fund                              2,639       28,244          669        7,040        3,288       35,057
High Yield Bond Fund                           1,660       13,209          785        6,183        2,270       18,106
Growth Stock Fund *                              445        5,058           33          402        1,594       18,178
Large Cap Value Fund                             596       10,700          872       15,896        2,261       40,464
Flexibly Managed Fund                          5,447      134,828        2,631       66,346        2,124       52,686
International Equity Fund                        909       13,633           54          877        1,364       20,641
Small Cap Value Fund                           1,108       20,784        1,874       31,329        1,377       25,294
Small Cap Growth Fund **                         596       10,591            -            -        1,033       18,318
Limited Maturity Bond Fund                     1,469       15,648          151        1,582        1,318       14,067
Index 500 Fund                                 4,996       39,221          488        4,039        5,108       40,019
Mid Cap Growth Fund                            1,582       10,135            -            -        1,821       11,583
Mid Cap Value Fund                               941       13,010        1,037       13,965        1,039       14,286
Large Cap Growth Fund                          1,050       11,225          133        1,421          476        5,058
Strategic Value Fund                           1,214       13,915           40          506          410        4,651
REIT Fund                                      1,250       16,272          175        2,450          708        8,823

                                                               THE YEAR ENDED DECEMBER 31, 2003:
                                          ---------------------------------------------------------------------------
                                                RECEIVED FOR           SHARES ISSUED FOR              PAID FOR
                                                SHARES SOLD               REINVESTMENT            SHARES REDEEMED
                                          -----------------------   -----------------------   -----------------------
                                            SHARES       AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                          ----------   ----------   ----------   ----------   ----------   ----------
Money Market Fund                             89,788   $   89,788        1,239   $    1,239      140,507   $  140,507
Quality Bond Fund                              3,807       41,149          933        9,848        3,240       35,194
High Yield Bond Fund                           2,656       20,070          824        6,298        2,121       16,028
Growth Stock Fund *                              757        7,695            2           24        2,323       23,405
Large Cap Value Fund                           1,398       21,091          188        3,227        2,104       31,598
Flexibly Managed Fund                          4,513       94,141          880       20,345        3,630       72,968
International Equity Fund                      2,771       30,308           55          736        3,160       34,708
Small Cap Value Fund                           1,792       26,923          439        7,799        1,105       14,980
Small Cap Growth Fund **                       1,121       16,328            -            -        1,053       14,701
Limited Maturity Bond Fund                     1,772       19,212          167        1,763        1,832       19,946
Index 500 Fund                                 5,476       36,673          386        2,902        4,156       27,656
Mid Cap Growth Fund                            3,348       18,012            -            -        1,187        5,961
Mid Cap Value Fund                               978       11,106          136        1,743          890        9,487
Large Cap Growth Fund                          1,078       10,135            5           50          159        1,477
Strategic Value Fund                             799        7,269           16          170          167        1,532
REIT Fund                                        936        9,964           78          889          162        1,704

* Prior to August 1, 2004, the Growth Stock Fund was named Growth Equity Fund. ** Prior to August 1, 2004, the Small Cap Growth Fund was named Emerging Growth
   Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

6 -- RECLASSIFICATION OF CAPITAL ACCOUNTS
     (DOLLAR AMOUNTS IN THOUSANDS)

In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended December 31, 2004 the adjustments were as follows:

                                           Undistributed      Accumulated
                                          Net Investment      Net Realized      Capital
                 Fund                         Income          Gain or Loss      Paid In
---------------------------------------   ---------------    ---------------    --------
Quality Bond Fund                         $            45    $           (45)   $      -
High Yield Bond Fund                                  105                (24)        (81)
Growth Stock Fund                                       1                  -          (1)
Flexibly Managed Fund                                 (33)                33           -
International Equity Fund                          (1,857)             1,857           -
Small Cap Value Fund                                    -                 (7)          7
Small Cap Growth Fund                                 962                  -        (962)
Limited Maturity Bond Fund                              3                 (2)         (1)
Index 500 Fund                                          2                  -          (2)
Mid Cap Growth Fund                                   368                  -        (368)
Strategic Value Fund                                    6                  -          (6)
REIT Fund                                             155               (155)          -

These reclassifications had no effect on net assets.

7 -- PURCHASES AND SALES OF INVESTMENTS
     (DOLLAR AMOUNTS IN THOUSANDS)

During the year ended December 31, 2004, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:

                                 PURCHASES      SALES
                                 ----------   ----------
Quality Bond Fund                $   87,474   $   87,009
High Yield Bond Fund                 55,088       54,264
Growth Stock Fund                   167,599      181,028
Large Cap Value Fund                221,390      248,094
Flexibly Managed Fund               279,747      163,652
International Equity Fund            56,073       62,026
Small Cap Value Fund                205,867      211,232
Small Cap Growth Fund               207,712      210,352
Limited Maturity Bond Fund            3,490        3,516
Index 500 Fund                       13,391        2,799
Mid Cap Growth Fund                 110,668      110,314
Mid Cap Value Fund                   58,325       58,757
Large Cap Growth Fund                29,147       22,117
Strategic Value Fund                 12,253        3,749
REIT Fund                            24,953       17,259

Purchases and sales of U.S. Government securities (excluding short-term securities) during the year ended December 31, 2004 were as follows:

                                 PURCHASES      SALES
                                 ----------   ----------
Quality Bond Fund                $  308,742   $  287,106
Limited Maturity Bond Fund           10,840        6,545

8 - SECURITIES LOANS

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's activity.

Lending securities involves the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

9 - FEES PAID INDIRECTLY

Certain subadvisors have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2004 were as follows:
(Dollar Amounts in Thousands)

PORTFOLIO                        OVERALL REDUCTION:
------------------------------   ------------------
Growth Stock Fund                    $    15
Large Cap Value Fund                      73
Flexibly Managed Fund                     95
International Equity Fund                 61
Mid Cap Growth Fund                       57
Mid Cap Value Fund                        35
Large Cap Growth Fund                     14
Strategic Value Fund                       1

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

10 -- CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or preferable to do so.

11 -- CAPITAL LOSS CARRYOVERS
(DOLLAR AMOUNTS IN THOUSANDS)

Capital loss carryovers expire as follows:

                                 HIGH YIELD    GROWTH       INTERNATIONAL    SMALL CAP        LIMITED
                                    BOND        STOCK          EQUITY          GROWTH      MATURITY BOND
                                    FUND         FUND            FUND           FUND            FUND
                                 ----------   ----------   ---------------   ----------   --------------
2008 .........................   $    2,567   $        -   $             -   $        -   $            -
2009 .........................        5,143       83,865             6,365       42,590                -
2010 .........................        3,195       46,866            15,632       35,617                -
2011 .........................          246       10,937                 -            -              178
2012 .........................            -            -                 -            -               16
                                 ----------   ----------   ---------------   ----------   --------------
  Total ......................   $   11,151   $  141,668   $        21,997   $   78,207   $          194

                                   INDEX       MID CAP
                                    500         GROWTH
                                    FUND         FUND
                                 ----------   -----------
2008 .........................   $        -   $       --
2009 .........................          365      15,277-
2010 .........................       11,374      12,119-
2011 .........................            -           -8
2012 .........................            -           -6
                                 ----------   ----------
  Total ......................   $   11,739   $  27,3964

During the year ended December 31, 2004, the following funds utilized capital loss carryforwards in the following amounts:

FUND                                        AMOUNT
----                                      ----------
High Yield Bond Fund                      $    1,785
Growth Stock Fund                              8,767
International Equity Fund                     11,860
Small Cap Growth Fund                          3,950
Index 500 Fund                                   363
Mid Cap Growth Fund                            6,724
Large Cap Value Fund                          16,740
Large Cap Growth Fund                             49

The following Funds elected to treat post-October losses incurred in the period November 1, 2004 through December 31, 2004 as having occurred on January 1, 2005.

                                   Post-October Losses
                                 -----------------------
FUND                              Currency     Capital
------------------------------   ----------   ----------
Growth Stock Fund                $        7   $        -
International Equity Fund             1,159            -
Large Cap Growth Fund                     -           17
Limited Maturity Bond Fund                -           12

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

12 -- TAX CHARACTER OF DISTRIBUTIONS
      (Dollar Amounts in Thousands)

                                                   MONEY         QUALITY     HIGH YIELD      GROWTH       LARGE CAP     FLEXIBLY
                                                   MARKET          BOND        BOND           STOCK         VALUE        MANAGED
                                                    FUND           FUND        FUND           FUND          FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $         866   $    7,040   $    6,183   $         402   $    2,994   $   20,093
  Net long-term capital gains                               -            -            -               -       12,903       46,253
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               866        7,040        6,183             402       15,897       66,346
  Tax return of capital                                     -            -            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         866   $    7,040   $    6,183   $         402   $   15,897   $   66,346
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $      727   $        -   $          43   $    1,706   $      200
  Undistributed long-term capital gains                     -            -            -               -          457        9,414
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                        -          727            -              43        2,163        9,614
Accumulated capital and other losses                        -            -      (11,151)       (141,668)           -            -
Unrealized appreciation/(depreciation)*                     -        2,229        3,892           9,583       26,100      239,128
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $           -   $    2,956   $   (7,259)  $    (132,042)  $   28,263   $  248,742
                                                =============   ==========   ==========   =============   ==========   ==========

                                                INTERNATIONAL   SMALL CAP    SMALL CAP       LIMITED        INDEX       MID CAP
                                                   EQUITY         VALUE       GROWTH      MATURITY BOND      500        GROWTH
                                                    FUND           FUND         FUND          FUND          FUND         FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $         877   $    7,142   $        -   $       1,581   $    4,039   $        -
  Net long-term capital gains                               -       24,187            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               877       31,329            -           1,581        4,039            -
  Tax return of capital                                     -            -            -               1            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         877   $   31,329   $        -   $       1,582   $    4,039   $        -
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $         726   $    1,306   $        -   $           -   $       57   $        -
  Undistributed long-term capital gains                     -          156            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                      726        1,462            -               -           57            -
  Accumulated capital and other losses                (21,997)           -      (78,207)           (194)     (11,739)     (27,396)
  Unrealized appreciation/(depreciation)*              53,591       22,204       27,052              84      (22,063)      13,470
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      32,320   $   23,666   $  (51,155)  $        (110)  $  (33,745)  $  (13,926)
                                                =============   ==========   ==========   =============   ==========   ==========

                                                   MID CAP         LARGE      STRATEGIC
                                                    VALUE       CAP GROWTH     VALUE          REIT
                                                    FUND           FUND         FUND          FUND
                                                -------------   ----------   ----------   -------------
The tax character of distributions paid
during the fiscal year ended
December 31, 2004 were as follows:

DISTRIBUTIONS PAID FROM 2004:
  Ordinary Income                               $       5,395   $      270   $      107   $       1,687
  Net long-term capital gains                           8,570        1,151          399             763
                                                -------------   ----------   ----------   -------------
TOTAL TAXABLE DISTRIBUTIONS                            13,965        1,421          506           2,450
  Tax return of capital                                     -            -            -               -
                                                -------------   ----------   ----------   -------------
TOTAL DISTRIBUTIONS PAID                        $      13,965   $    1,421   $      506   $       2,450
                                                =============   ==========   ==========   =============

As of December 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $       1,067   $       13   $      112   $         228
  Undistributed long-term capital gains                 2,245            8          399             168
                                                -------------   ----------   ----------   -------------
ACCUMULATED EARNINGS                                    3,312           21          511             396
  Accumulated capital and other losses                      -         (17)            -               -
  Unrealized appreciation/(depreciation)*              16,950        2,098        6,308           5,969
                                                -------------   ----------   ----------   -------------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      20,262   $    2,102   $    6,819   $       6,365
                                                =============   ==========   ==========   =============

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

12 -- TAX CHARACTER OF DISTRIBUTIONS
      (Dollar Amounts in Thousands)

                                                   MONEY         QUALITY     HIGH YIELD      GROWTH       LARGE CAP     FLEXIBLY
                                                   MARKET          BOND        BOND          EQUITY         VALUE        MANAGED
                                                    FUND           FUND        FUND           FUND          FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $       1,096   $    9,441   $    6,298   $          23   $    3,227   $   13,268
  Net long-term capital gains                               -          407            -               -            -        7,077
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                             1,096        9,848        6,298              23        3,227       20,345
  Tax return of capital                                     -            -            -               1            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $       1,096   $    9,848   $    6,298   $          24   $    3,227   $   20,345
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $       19   $       24   $           -   $       60   $      888
  Undistributed long-term capital gains                     -            -            -               -            -       10,731
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                        -           19           24               -           60       11,619
  Accumulated capital and other losses                      -         (164)     (12,978)       (150,436)     (16,795)           -
  Unrealized appreciation/(depreciation)*                   -        2,693        3,260           8,761       34,555      161,757
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $           -   $    2,548   $   (9,694)  $    (141,675)  $   17,820   $  173,376
                                                =============   ==========   ==========   =============   ==========   ==========

                                                INTERNATIONAL   SMALL CAP     EMERGING       LIMITED         CORE        INDEX
                                                   EQUITY         VALUE        GROWTH     MATURITY BOND     EQUITY         500
                                                    FUND           FUND         FUND           FUND          FUND         FUND
                                                -------------   ----------   ----------   -------------   ----------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $         736   $    4,144          $ -   $       1,756   $       56   $    2,902
  Net long-term capital gains                               -        3,655            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS                               736        7,799            -           1,756           56        2,902
  Tax return of capital                                     -            -            -               7            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL DISTRIBUTIONS PAID                        $         736   $    7,799          $ -   $       1,763   $       56   $    2,902
                                                =============   ==========   ==========   =============   ==========   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $         173   $    1,677   $        -   $           -   $        1   $        9
  Undistributed long-term capital gains                     -        2,374            -               -            -            -
                                                -------------   ----------   ----------   -------------   ----------   ----------
ACCUMULATED EARNINGS                                      173        4,051            -               -            1            9
  Accumulated capital and other losses                (33,857)           -      (82,156)           (204)     (12,799)     (12,111)
  Unrealized appreciation/(depreciation)*              26,809       29,427       20,093             569        1,468      (42,021)
                                                -------------   ----------   ----------   -------------   ----------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $      (6,875)  $   33,478   $  (62,063)  $         365      (11,330)  $  (54,123)
                                                =============   ==========   ==========   =============   ==========   ==========

                                                  MID CAP        MID CAP       LARGE        STRATEGIC
                                                   GROWTH         VALUE      CAP GROWTH       VALUE          REIT
                                                    FUND           FUND         FUND           FUND          FUND
                                                -------------   ----------   ----------   -------------   ----------
The tax character of distributions paid
during the fiscal year ended December 31,
2003 were as follows:

DISTRIBUTIONS PAID FROM 2003:
  Ordinary Income                               $           -   $      256   $       49   $         106   $      749
  Net long-term capital gains                               -        1,487            -              61          140
                                                -------------   ----------   ----------   -------------   ----------
TOTAL TAXABLE DISTRIBUTIONS                                 -        1,743           49             167          889
  Tax return of capital                                     -            -            1               3            -
                                                -------------   ----------   ----------   -------------   ----------
TOTAL DISTRIBUTIONS PAID                        $           -   $    1,743   $       50   $         170   $      889
                                                =============   ==========   ==========   =============   ==========

As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                 $           -   $      677   $        -   $           -   $       54
  Undistributed long-term capital gains                     -        1,004            -               -           16
                                                -------------   ----------   ----------   -------------   ----------
ACCUMULATED EARNINGS                                        -        1,681            -               -           70
  Accumulated capital and other losses                (34,119)           -          (55)           (157)           -
  Unrealized appreciation/(depreciation)*              12,638       13,863        1,772           2,280        1,828
                                                -------------   ----------   ----------   -------------   ----------
TOTAL ACCUMULATED EARNINGS/(DEFICIT)            $     (21,481)  $   15,544   $    1,717   $       2,123   $    1,898
                                                =============   ==========   ==========   =============   ==========

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

13 - CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT (UNAUDITED):

On May 20th 2004, Ernst & Young LLP ("E&Y") was dismissed as independent auditor for the Funds. KPMG LLP ("KPMG") was selected as the Funds' independent registered public accountant for the 2004 fiscal year. The selection of KPMG was recommended by the Funds' Audit Committee, comprised of Non-Interested Directors, and was approved by the Fund's Board of Directors.

E&Y's reports on the Fund's financial statements for the year ended December 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, with such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Penn Series Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds Inc., comprising the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Stock Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Limited Maturity Bond Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, (collectively, the "Funds"), as of December 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the years presented through December 31, 2003 were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.


                                                      /s/ KPMG LLP


Philadelphia, Pennsylvania
February 7, 2005

APPENDIX A

                             PENN SERIES FUNDS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

All voting securities held in each fund or portfolio ("Fund") of Penn Series Funds, Inc. ("Penn Series") shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. ("ICMI") and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

          PROXY VOTING POLICIES AND PROCEDURES OF ICMI AND SUB-ADVISERS
--------------------------------------------------------------------------------
EXHIBIT       INVESTMENT ADVISER OR SUB-ADVISER                FUNDS(S)
-------     -------------------------------------    ---------------------------
   A        Independence Capital Management, Inc.    Money Market Fund
                                                     Limited Maturity Bond Fund
                                                     Quality Bond Fund

   B        T. Rowe Price Associates, Inc.           High Yield Bond Fund
                                                     Flexibly Managed Fund
                                                     Growth Stock Fund

   C        ABN AMRO Asset Management, Inc.          Large Cap Growth  Fund

   D        Wells Capital Management Incorporated    Index 500 Fund

   E        Turner Investment Partners, Inc.         Mid Cap Growth Fund

   F        Neuberger Berman Management Inc.         Mid Cap Value Fund

   G        Lord, Abbett & Co. LLC                   Strategic Value Fund
                                                     Large Cap Value Fund

   H        Bjurman, Barry and Associates            Small Cap Growth Fund

   I        Goldman Sachs Asset Management L. P.     Small Cap Value Fund

   J        Vontobel Asset Management, Inc.          International Equity Fund

   K        Heitman Real Estate Securities LLC       REIT Fund

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund's proxy voting record. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual

                                       A-1
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Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission ("SEC") at www.sec.gov.

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                                    EXHIBIT A

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Independence Capital Management, Inc. ("ICMI") provides day-to-day investment management services to clients, including the voting of securities held in their accounts. The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services ("ISS"), to assist it in voting the securities. ISS specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Exhibit A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Exhibit A. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer. Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other. ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other. The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company

                                       A-3
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whose securities are to be voted could improperly influence a manager's determination to vote the securities differently than recommended by ISS. Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

                                       A-4
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                                                                      SCHEDULE A

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                        PROXY VOTING GUIDELINES - SUMMARY

The following is a concise summary of ICMI's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

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

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns
     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option
     o    Exercise price
     o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                    EXHIBIT B

                         T. ROWE PRICE ASSOCIATES, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews
T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans.
T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                                    EXHIBIT C

                         ABN AMRO ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

ABN AMRO Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Unless voting authority has been explicitly reserved by the governing documents to the client or another party, the Adviser will exercise discretionary voting authority over proxies issued on securities held in client accounts.

It is the policy of the Adviser to vote, focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

The Proxy Voting Policy Committee and its designated service provider, Institutional Shareholder Services ("ISS"), have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

ABN AMRO Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

PROXY COMMITTEES

ABN AMRO Asset Management has established two Proxy Committees to oversee the proxy process. The Proxy Voting Policy Committee and the Proxy Voting Procedure Committee. There responsibilities are as follows:

The Proxy Voting Policy Committee will establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer of the unit, the Director of Research for the unit, the Director of Compliance, and the designated Proxy Officer. No less than annually, the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. Meetings may be called by any Committee member throughout the year, based on issues that arise.

The Proxy Voting Procedure Committee will focus on operational and procedural aspects of the proxy process. The Committee consists at a minimum of the Director of Compliance, the designated Proxy Analyst(s), designated Investment Operations personnel, the Compliance Officer and the Proxy Officer. No less than annually, the Committee is responsible for reviewing any operational or procedural issues related to the proxy process. Meetings may be called by any Committee member throughout the year, based on issues that arise.

VOTING

The Proxy Voting Policy Committee has hired Institutional Shareholder Services
(ISS) as its voting agent. ISS provides analysis of proxy proposals, tracks and receives proxies for which ABN AMRO Asset Management's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for ABN AMRO Asset Management. A Proxy Officer has been designated to coordinate communication between the Proxy Analysts, Investment Operations personnel and ISS. The Proxy Officer named is Elwood Weilage.

     The steps for reviewing and submitting votes are as follows:

     o The Proxy Analysts reviews the ISS system on a weekly basis during proxy season.
     o The Proxy Analysts print copies of the upcoming voting agendas and the number of shares as noted by ISS as being held by ABN AMRO Asset Management.
     o The Proxy Analysts review the voting agendas, determine if there are any issues to report to the Head Portfolio Manager, document evidence of their review of the agenda, and maintain the copies in a proxy file.

     o The Compliance Department will review on a semi-annually basis, the Proxy Analyst's proxy files to ensure there is evidence of review.
     o For each vote, the Head Portfolio Manager reviews the number of shares held for reasonability to ensure that ISS has an accurate record of the shares ABN AMRO Asset Management is responsible for voting. This process is facilitated by the Proxy Analysts.
     o Once a month, Investment Operations submits a file of current clients and their holdings to ISS. Only clients that have delegated voting to ABN AMRO Asset Management are included in this feed.
     o ISS matches the client accounts to the applicable proxy and records the vote.

VOTING GUIDELINES

In the absence of specific voting guidelines from the client, ABN AMRO Asset Management will vote proxies in the best interests of each particular client. ABN AMRO Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on ABN AMRO Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

CONFLICTS OF INTEREST

ABN AMRO Asset Management has eliminated most actual or perceived conflicts of interest as the majority of proxy issues are voted by an independent third party, pursuant to the guidelines adopted by the Proxy Committee. In cases where ABN AMRO Asset Management believes there may be an actual or perceived conflict of interest the Adviser seeks to address such conflicts in various ways, including the following:

     o Documenting the investment rationale for the decision, the conflict of interest and the method in which the conflict was addressed;
     o Requiring the approval of the Department Head and the Director of Compliance prior to providing voting instructions to the voting agent;
     o Holding special Committee meetings, where warranted, to determine the steps to be taken, or in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions;
     o    Seeking legal counsel.

In situations where ABN AMRO Asset Management perceives a material conflict of interest, the Adviser may:

     o Defer to the voting recommendation of ISS or another independent third party;
     o Vote pursuant to client direction (following disclosure of the conflict to the client),
     o Vote reflectively (in the same proportion and manner as other shareholders),
     o    Abstain from voting; or
     o    Take such other action which protects the interests of its clients.

Circumstances necessitating such actions may include the voting of proxies on securities issued by ABN AMRO Asset Management's parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

The Proxy Analyst will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of ABN AMRO Asset Management with the issuer of each security to determine if ABN AMRO Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Proxy Voting Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

ABN AMRO Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

ISS and the Proxy Voting Policy Committee shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

     o    These policies and procedures and any amendments;
     o    Each proxy statement that ABN AMRO Asset Management receives;
     o    A record of each vote that ABN AMRO Asset Management casts;
     o Any document ABN AMRO Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
     o A copy of each written request from a client for information on how ABN AMRO Asset Management voted such client's proxies, and a copy of any written response.

DISCLOSURE

ABN AMRO Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ABN AMRO Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

The Proxy Voting Policy Committee will also send a copy of this summary to all existing clients who have previously received ABN AMRO Asset Management's Disclosure Document; or the Proxy Voting Policy Committee may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO, Elwood Weilage.

In response to any request the Proxy Committee and its designated service provider, ISS, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how ABN AMRO Asset Management voted the client's proxy with respect to each proposal about which client enquired.

                                    EXHIBIT D

                      WELLS CAPITAL MANAGEMENT INCORPORATED

                      PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management. Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

         Wells Capital Management utilizes Institutional Shareholders Services
         (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Schedule A.

3.       Responsibilities

         (A)      Proxy Administrator

         Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

         (i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo's proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

         (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

                  Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

         (iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

         (iv) Conflicts of Interest. Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS. Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Schedule B. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

         (B)      ISS

         ISS has been delegated with the following responsibilities:

         (i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Schedule A;

         (ii)     Vote and submit proxies in a timely manner;

         (iii)    Handle other administrative functions of proxy voting;

         (iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

         (v)      Maintain records of votes cast; and

         (vi) Provide recommendations with respect to proxy voting matters in general.

         (C) Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

         (D) Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

         (i)      A copy of these proxy voting polices and procedures;

         (ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

         (iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

         (iv) Records of each written client request for proxy voting records and Wells Capital Management's written response to any client request (written or oral) for such records; and

         (v) Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

     Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital Management website at www.wellscap.com.

Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

July 29, 2003

                                                                      SCHEDULE A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2004

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC). A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability. Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A. Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary. Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B. Because the acquisition and retention of a security reflects confidence in management's ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management. These issues are listed in the proxy guidelines incorporated in this document.

C. We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

         1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

                  o an evaluation of the independence of the Board in its attempt to maximize shareholder value and,

                  o upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

         Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

         2. We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

                  a. An evaluation will be made of the Board's independence and performance as determined by a review of relevant factors including:

                           1)       Length of service of senior management

                           2)       Number/percentage of outside directors

                           3) Consistency of performance (EPS) over the last five years

                           4)       Value/growth of shares relative to
                                    industry/market averages

                           5) Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

                  b. If the Board is viewed to be independent and the financial performance of the Company has been good:

                           1) An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

                           2) If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

                  c. If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

                  d. If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

         1. If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

         2. If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made. If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

         3. Standard shareholder proposals will be voted as indicated on Schedule C.

E. The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

F. This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary. Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

G. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues. The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

H. The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

         1. The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

         2. The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

         3. Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

         4. Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

         5. Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

         6. The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

         7. Proxy voting recommendations are not shared with senior management of Wells Fargo prior to casting our proxy vote, plus senior management has expressly requested that they not be informed on proxy voting issues.

         8. The Wells Fargo Proxy Committee has final authority in exercising our fiduciary responsibility of voting proxies.

         9. The Wells Fargo proxy voting record is available for review by the client.

UNCONTESTED ELECTION OF DIRECTORS OR TRUSTEES

WFB will generally vote for all uncontested director or trustee nominees.       FOR
The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.

WFB will withhold votes for a director if the nominee fails to attend at        WITHHOLD
least 75% of the board and committee meetings without a valid excuse.

WFB will vote against routine election of directors if any of the               AGAINST
following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

RATIFICATION OF AUDITORS

WFB will vote against auditors and withhold votes from audit committee          AGAINST/
members if non-audit fees are greater than audit fees, audit-related fees,      WITHHOLD
and permitted tax fees, combined. WFB will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for proposals to ratify       FOR
auditors unless:

o    an auditor has a financial interest in or association with the             AGAINST
     company, and is therefore not independent, or

o    there is reason to believe that the independent auditor has rendered       AGAINST
     an opinion that is neither accurate nor indicative of the company's financial position.

WFB will vote against proposals that require auditors to attend annual          AGAINST
meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

WFB will consider shareholder proposals requiring companies to prohibit         CASE-BY-CASE
their auditors from engaging in non-audit services on a case-by-case basis
(or cap level of non-audit services).

WFB will vote for shareholder proposals requesting a shareholder vote for       FOR
audit firm ratification.

WFB will vote against shareholder proposals asking for audit firm               AGAINST
rotation.  This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

For foreign corporations, WFB will consider on a case-by-case basis if the      CASE-BY-CASE
auditors are being changed without an explanation, or if the nonaudit-related fees are substantial or in excess of standard audit fees, as the importance of maintaining the independence of the audit function is important.

Specifically for Japan, WFB will consider voting against the appointment        AGAINST
of independent internal statutory auditors if they have served the company in any executive capacity, or can be considered affiliated in any way.
Japan enacted laws in 1993, which call for the establishment of a three-member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed amendment to companies' articles of incorporation lengthening the internal auditors' term in office to four years from three years as a negative provision.
Since this is mandated by law, this amendment would not warrant an automatic vote recommendation against.

DIRECTORS AND AUDITOR'S REPORTS

For foreign corporations, WFB will generally vote for proposals to approve      FOR
directors' and auditors' reports, unless:

o    there are concerns about the accuracy of the accounts presented or         AGAINST
     the auditing procedures used;

o    the company is not responsive to shareholder questions about specific      AGAINST
     items that should be publicly disclosed.

The directors' report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

COMPANY NAME CHANGE/PURPOSE

WFB will vote for proposals to change the company name as management and        FOR
the board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection with a                CASE-BY-CASE
reorganization of the company, the vote will be based on the merits of the reorganization.

In addition, WFB will generally vote for proposals to amend the purpose of      FOR
the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

EMPLOYEE STOCK PURCHASE PLANS/401(k) EMPLOYEE BENEFIT PLANS

WFB will vote for proposals to adopt, amend or increase authorized shares       FOR
for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt or amend thrift       FOR
and savings plans, retirement plans, pension plans and profit plans.

APPROVE OTHER BUSINESS

WFB will generally vote for proposals to approve other business. This           FOR
transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, WFB retains the discretion to vote against such proposals if           AGAINST
adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

INDEPENDENT BOARD CHAIRMAN

WFB will vote against proposals requiring that the positions of chairman        AGAINST
and CEO be held separately.

WFB would prefer to see the chairman and chief executive positions be held      AGAINST
by different individuals.  However, separation of the two positions may not be in shareholders' best interests if the company has a limited roster of executive officers, or a recently organized company may need to combine these positions temporarily.  It should also be noted that we support independence and would support a lead independent director.  However, separating the chairman and CEO in most companies would be too disruptive to the company.

Specifically in the U.K., WFB will vote against a director nominee who is       AGAINST
both chairman and CEO if there is no adequate justification provided by the company.

INDEPENDENT BOARD OF DIRECTORS/BOARD COMMITTEES

WFB will vote for proposals requiring that two-thirds of the board be           FOR
independent directors, unless the board is effectively in compliance with the request based on WFB's definition of independence. An independent board faces fewer conflicts and is best prepared to protect stockholders'
interests.

WFB will withhold votes from insiders and affiliated outsiders on boards        WITHHOLD
that are not at least majority independent.

WFB will withhold votes from compensation committee members where there is      WITHHOLD
a pay-for-performance disconnect (for Russell 3000 companies).

WFB will vote for proposals requesting that the board audit, compensation       FOR
and/or nominating committees be composed of independent directors, only.
Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated outsiders on            WITHHOLD
audit, compensation or nominating committees. WFB will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Specifically in Canada, WFB will insert strong language in our analyses to highlight our disapproval of the 'single-slate' approach and call on companies to unbundle the director nominees up for election/reelection.

Specifically in France, Management may propose a different board                CASE-BY-CASE
structure. The French Commercial Code gives companies three options in respect to their board structure. WFB will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has committed some              AGAINST
fraudulent or criminal act, WFB will vote against the representative director(s) and individuals personally implicated in the wrongdoing.

In addition, WFB will vote against proposals asking the board to address        AGAINST
the issue of board diversity.

WFB will vote against proposals from shareholders requesting an                 AGAINST
independent compensation consultant.

MINIMUM STOCK REQUIREMENTS BY DIRECTORS

WFB will vote against proposals requiring directors to own a minimum            AGAINST
number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

INDEMNIFICATION AND LIABILITY PROVISIONS FOR DIRECTORS AND OFFICERS

WFB will vote for proposals to allow indemnification of directors and           FOR
officers, when the actions taken were on behalf of the company and no criminal violations occurred. WFB will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, WFB will vote against indemnity proposals that are overly        AGAINST
broad. For example, WFB will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing indemnity             AGAINST
insurance to auditors as payment of such fees by the company on behalf of the auditor calls into question the objectivity of the auditor in carrying out the audit.

BOARD OR MANAGEMENT ACTS

For foreign corporations, WFB will vote for the discharge of the board and      FOR
management unless:

o    there are serious questions about actions of the board or management       AGAINST
     for the year in question;

o    legal action is being taken against the board by shareholders.             AGAINST

Discharge is a tacit vote of confidence in the company's corporate management and policies and does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue.

NOMINEE STATEMENT IN THE PROXY

WFB will vote against proposals that require board nominees to have a           AGAINST
statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

LIMITATION ON NUMBER OF BOARDS A DIRECTOR MAY SIT ON

WFB will withhold votes from directors who sit on more than six boards.         WITHHOLD

DIRECTOR TENURE/RETIREMENT AGE

WFB will vote against proposals to limit the tenure or retirement age of        AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors.

BOARD POWERS/PROCEDURES/QUALIFICATIONS

WFB will consider on a case-by-case basis proposals to amend the                CASE-BY-CASE
corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, WFB will rely on the proxy voting
Guidelines.

LOANS TO OFFICERS

WFB will consider on a case-by-case basis proposals to authorize the            CASE-BY-CASE
corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

ADJOURN MEETING TO SOLICIT ADDITIONAL VOTES

WFB will examine proposals to adjourn the meeting to solicit additional         CASE-BY-CASE
votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, WFB will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

CONTESTED ELECTION OF DIRECTORS OR TRUSTEES
REIMBURSEMENT OF SOLICITATION EXPENSES

WFB will consider contested elections on a case-by-case basis, considering      CASE-BY-CASE
the following factors: long-term financial performance of the target company relative to its industry; management's track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
stock ownership positions.

In addition, decisions to provide reimbursement for dissidents waging a         CASE-BY-CASE
proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

WFB will consider the issue of classified boards on a case-by-case basis.       CASE-BY-CASE
In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

For foreign corporations, WFB will vote for the elimination of protected        FOR
board seats, as all directors should be accountable to shareholders.

REMOVAL OF DIRECTORS

WFB will consider on a case-by-case basis proposals to eliminate                CASE-BY-CASE
shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal       AGAINST
of directors is abusive and will warrant a vote against the proposal.

BOARD VACANCIES

WFB will vote against proposals that allow the board to fill vacancies          AGAINST
without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit shareholders to          FOR
elect directors to fill board vacancies.

CUMULATIVE VOTING

WFB will vote on proposals to permit or eliminate cumulative voting on a        CASE-BY-CASE
case-by-case basis, in accordance with its proxy voting guidelines.
However, if the board is elected annually we will not support cumulative voting.

SHAREHOLDERS' RIGHT TO CALL A SPECIAL MEETING
SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Proposals providing that stockholder action may be taken only at an annual      CASE-BY-CASE
or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

BOARD SIZE

WFB will vote for proposals that seek to fix the size of the board, as the      FOR
ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may         AGAINST
decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

SHAREHOLDER RIGHTS PLAN (POISON PILLS)

WFB will generally vote for proposals that request a company to submit its      FOR
poison pill for shareholder ratification.

Alternatively, WFB will analyze proposals to redeem a company's poison          CASE-BY-CASE
pill, or requesting the ratification of a poison pill on a case-by-case basis.

Specifically for Canadian companies, WFB will consider on a case-by-case        CASE-BY-CASE
basis poison pill plans that contain a permitted bid feature as they require shareholder ratification of the pill and  a sunset provisions whereby the pill expires unless it is renewed,  and they specify that an all cash bid for all shares (or more recently majority of shares) that includes a fairness opinion and evidence of financing does not trigger the bill but forces a special meeting at which the offer is put to a shareholder vote. Also, WFB will also consider the balance of powers granted between the board and shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

FAIR PRICE PROVISIONS

WFB will consider fair price provisions on a case-by-case basis,                CASE-BY-CASE
evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

WFB will vote against fair price provisions with shareholder vote               AGAINST
requirements of 75% or more of disinterested shares.

GREENMAIL

WFB will generally vote in favor of proposals limiting the corporation's        FOR
authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as
"anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw amendments, WFB          CASE-BY-CASE
will analyze such proposals on a case-by-case basis. In addition, WFB will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

VOTING RIGHTS

WFB will vote for proposals that seek to maintain or convert to a               FOR
one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, WFB will vote against any proposals to cap the number of         AGAINST
votes a shareholder is entitled to. Any measure that places a ceiling on voting  may entrench management and lessen its interest in maximizing shareholder value.

DUAL CLASS/MULTIPLE-VOTING STOCK

WFB will vote against proposals that authorize, amend or increase dual          AGAINST
class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, WFB will vote for the elimination of dual class or               FOR
multiple-voting stock, which carry different rights than the common stock.

For foreign corporations, WFB will vote for proposals that create               FOR
preference shares, provided the loss of voting rights is adequately compensated with a higher dividend and the total amount of preference share capital is not greater than 50% of the total outstanding. Preference shares are a common and legitimate form of corporate financing and can enhance shareholder value.

SUPERMAJORITY VOTE PROVISIONS

WFB will generally consider on a case-by-case basis proposals to increase       CASE-BY-CASE
the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is abusive and WFB          AGAINST
will vote against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

CONFIDENTIAL VOTING

WFB will vote for proposals to adopt confidential voting.                       FOR

VOTE TABULATIONS

WFB will vote against proposals asking corporations to refrain from             AGAINST
counting abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

Specifically in Japan, WFB will vote against management proposals amending      AGAINST
their articles to relax their quorum requirement for special resolutions
(including mergers, article amendments, and option plans) from one-half to one-third of issued capital (although such resolutions would still require two-thirds majority of votes cast).

EQUAL ACCESS TO THE PROXY

WFB will evaluate Shareholder proposals requiring companies to give             CASE-BY-CASE
shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

DISCLOSURE OF INFORMATION

WFB will vote against shareholder proposals requesting fuller disclosure        AGAINST
of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

ANNUAL MEETINGS

WFB will vote for proposals to amend procedures or change date or location      FOR
of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, WFB will vote against proposals from shareholders calling        AGAINST
for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce the quorum              FOR
necessary for shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

SHAREHOLDER ADVISORY COMMITTEES/INDEPENDENT INSPECTORS

WFB will vote against proposals seeking to establish shareholder advisory       AGAINST
committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

TECHNICAL AMENDMENTS TO THE CHARTER OF BYLAWS

WFB will generally vote in favor of charter and bylaw amendments proposed       FOR
solely to conform with modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on shareholder's rights         CASE-BY-CASE
will be considered on a case-by-case basis.

BUNDLED PROPOSALS

WFB will vote for bundled or "conditional" proxy proposals on a                 CASE-BY-CASE
case-by-case basis, as WFB will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

COMMON STOCK AUTHORIZATIONS/REVERSE STOCK SPLITS/FORWARD STOCK SPLITS

WFB will consider requests for increases in authorized common stock on a        CASE-BY-CASE
case-by-case basis. Factors to be considered include the company's industry and performance. These stock increases may be for a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed increase is        AGAINST
to strengthen takeover defenses, in which case WFB will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, WFB will generally vote for proposals to              FOR
implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

WFB will generally vote in favor of forward stock splits.                       FOR

DIVIDENDS

WFB will vote for proposals to allocate income and set dividends.               FOR

WFB will also vote for proposals that authorize a dividend reinvestment         FOR
program as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that                AGAINST
specifically rewards a certain class of shareholders over another, WFB will vote against the proposal.

WFB will also vote against proposals from shareholders requesting               AGAINST
management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, WFB will vote for proposals to set director fees.                  FOR

REDUCE THE PAR VALUE OF THE COMMON STOCK

WFB will vote for proposals to reduce the par value of common stock.            FOR

PREFERRED STOCK AUTHORIZATION

WFB will generally vote for proposals to create preferred stock in cases        FOR
where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, WFB will vote against proposals to authorize or issue            AGAINST
preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, WFB will vote against proposals to issue preferred stock if        AGAINST
the shares to be used have voting rights greater than those available to other shareholders.

WFB will vote for proposals to require shareholder approval of blank check      FOR
preferred stock issues for other than general corporate purposes (white squire placements).

Finally, WFB will consider on a case-by-case basis proposals to modify the      CASE-BY-CASE
rights of preferred shareholders and to increase or decrease the dividend rate of  preferred stock.

RECLASSIFICATION OF SHARES

WFB will consider proposals to reclassify a specified class or series of        CASE-BY-CASE
shares on a case-by-case basis.

PREEMPTIVE RIGHTS

WFB will generally vote for proposals to eliminate preemptive rights.           FOR
Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

In addition, specifically for foreign corporations, WFB will vote for           FOR
issuance requests with preemptive rights to a maximum of 100% over current issued capital. In addition, WFB will vote for issuance requests without preemptive rights to a maximum of 20% of currently issued capital. These requests are for the creation of pools of capital with a specific purpose and cover the full range of corporate financing needs.

SHARE REPURCHASE PLANS

WFB will vote for share repurchase plans, unless:                               FOR

o    there is clear evidence of past abuse of the authority; or                 AGAINST

o    the plan contains no safeguards against selective buy-backs.               AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

EXECUTIVE AND DIRECTOR COMPENSATION PLANS

WFB will analyze on a case-by-case basis proposals on executive or              CASE-BY-CASE
director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

WFB will review the potential cost and dilutive effect of the plan. After       FOR
determining how much the plan will cost, ISS (Institutional Shareholder
Services) evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, WFB will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, WFB will vote against the      AGAINST
plan.

Among the plan features that may result in a vote against the plan are:

o    plan administrators are given the authority to reprice or replace          AGAINST
     underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

WFB will generally vote for shareholder proposals requiring                     CASE-BY-CASE
performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

WFB will vote against shareholder proposals asking the company to expense       AGAINST
stock options. WFB is not opposed to the concept.  However, we currently lack an appropriate accounting treatment for it at present.

WFB will generally vote for shareholder proposals to exclude pension fund       FOR
income in the calculation of earnings used in determining executive bonuses/compensation.

WFB will generally vote against shareholder proposals to ban future stock       AGAINST
option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

WFB will evaluate shareholder proposals asking companies to adopt holding       CASE-BY-CASE
periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, WFB will vote for plan provisions that      CASE-BY-CASE
(a) place a cap on annual grants or amend administrative features, and (b)
add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that      CASE-BY-CASE
provide directors with the option of taking all or a portion of their cash compensation in the form of stock. WFB will consider these plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.                     FOR

Specifically in Japan, WFB will vote against option plans/grants to             AGAINST
directors or employees of  "related companies," even though they meet our criteria for dilution and exercise price, without adequate disclosure and justification.

Specifically in the U.K., WFB will vote against directors who have service      AGAINST
contracts of three years, which exceed best practice and any change-in-control provisions. Management may propose director nominees who have service contracts that exceed the Combined Code's recommendation of one-year. (The exceptions to the code would be in cases of new recruits with longer notice or contract periods, which should, however, be reduced after the initial period.)

WFB will evaluate compensation proposals (Tax Havens) requesting share          CASE-BY-CASE
option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

BONUS PLANS

WFB will vote for proposals to adopt annual or long-term cash or                FOR
cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section
162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. WFB will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to directors and          CASE-BY-CASE
statutory auditors who are retiring from the board will be considered on a case-by-case basis.

DEFERRED COMPENSATION PLANS

WFB will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

o    the proposal is embedded in an executive or director compensation          FOR
     plan that is contrary to guidelines

DISCLOSURE ON EXECUTIVE OR DIRECTOR COMPENSATION
CAP OR RESTRICT EXECUTIVE OR DIRECTOR COMPENSATION

WFB will generally vote for shareholder proposals requiring companies to        FOR
report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

WFB will generally vote for shareholder proposals requesting to put             FOR
extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek additional              AGAINST
disclosure of information on executive or director's pay, or (b) seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

WFB will vote for proposals that seek shareholder ratification of golden        FOR
or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, WFB will examine on a case-by-case basis proposals that          CASE-BY-CASE
seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

o arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

o    guarantees of benefits if a key employee voluntarily terminates;

o guarantees of benefits to employees lower than very senior management; and

o    indemnification of liability for excise taxes.

By contrast, WFB will vote against proposals that would guarantee benefits      AGAINST
in a management-led buyout.

REINCORPORATION

WFB will evaluate a change in a company's state of incorporation on a           CASE-BY-CASE
case-by-case basis. WFB will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. WFB will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage companies to         CASE-BY-CASE
incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions.
WFB will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, WFB will also examine poison pill endorsements, severance pay      CASE-BY-CASE
and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

WFB will evaluate shareholder proposals requiring offshore companies to         CASE-BY-CASE
reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

STAKEHOLDER LAWS

WFB will vote against resolutions that would allow the Board to consider        AGAINST
stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, WFB will vote for proposals to opt out of stakeholder laws,          FOR
which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS

WFB will consider proposals on mergers and acquisitions on a case-by-case       CASE-BY-CASE
basis. WFB will determine if the transaction is in the best economic interests of the shareholders. WFB will take into account the following factors:

o    anticipated financial and operating benefits;

o    offer price (cost versus premium);

o    prospects for the combined companies;

o    how the deal was negotiated;

o changes in corporate governance and their impact on shareholder rights.

In addition, WFB will also consider whether current shareholders would          CASE-BY-CASE
control a minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate restructuring,               CASE-BY-CASE
spin-offs, asset sales, liquidations, and restructurings, WFB will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but WFB may also review the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

WFB will vote for proposals to restore, or provide shareholders with            FOR
rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

MUTUAL FUND PROXIES

WFB will usually vote mutual fund proxies as recommended by management.         FOR

Proposals may include, and are not limited to, the following issues:

o    eliminating the need for annual meetings of mutual fund shareholders;

o entering into or extending investment advisory agreements and management contracts;

o permitting securities lending and participation in repurchase agreements;

o    changing fees and expenses; and

o    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities
Exchange Act of 1934; and the federal Investment Company Act of 1940.

SOCIAL AND ENVIRONMENTAL PROPOSALS

WFB will generally vote against social and environmental proposals by           AGAINST
shareholders as their impact on share value can rarely be anticipated with any degree of confidence. Proposals that limit the business activity or capability of the company or result in significant costs do not benefit shareholder value.

Social and environmental issues that may arise include:

o    Energy and Environment

o    Repressive Regimes and Foreign Labor Practices (South Africa,
     Northern Ireland, China)

o    Military Business

o    Maquiladora Standards & International Operations Policies

o    World Debt Crisis

o    Equal Employment Opportunity & Discrimination

o    Animal Rights

o    Product Integrity and Marketing

o    Human Resources Issues

o    Political and Charitable Contributions

o    Reference to Sexual Orientation

o    Pollution or Climate Change

o    Genetically Engineered Ingredients/Seeds

                                    EXHIBIT E

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         Andrew Mark, Director of Operations
         and Technology Administration
         C/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2003

                                    EXHIBIT F

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman, LLC ("Neuberger") has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger votes proxies prudently and in the best interest of its advisory clients for whom the adviser has voting authority. The Proxy Voting Policy also describes how Neuberger addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger's voting guidelines.

For Socially Responsive clients, Neuberger has adopted Socially Responsive voting guidelines. For Non-Socially Responsive clients, Neuberger's guidelines adopt the voting recommendations of ISS. Neuberger retains final authority and fiduciary responsibility for proxy voting.

                                    EXHIBIT G

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)       Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
         2)       Management's rationale for why the repricing is necessary.

         3)       The new exercise price, which must be set at a premium to
                  market price to ensure proper employee motivation.
         4)       Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

         1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

         2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

         3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

         o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
         o     No dead-hand or no-hand pills.
         o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
         o Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

DECEMBER 31, 2004

                                    EXHIBIT H

                          BJURMAN, BARRY AND ASSOCIATES

                      PROXY VOTING POLICIES AND PROCEDURES

                           BJURMAN, BARRY & ASSOCIATES
                             POLICIES AND PROCEDURES

                                  PROXY VOTING

Rule 206(4)-6 require Advisers to adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe it's policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.

Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an independent third party service provider, Institutional Shareholder Services Inc. ("ISS"), to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by ISS in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of ISS in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against ISS recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

The Voting Guidelines address issues involving board of directors, proxy contest defenses, election of auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues.

Unless otherwise specified, BB&A will exercise voting authority relating to proxies issued for respective client accounts. BB &A will maintain all documentation in accordance to record keeping requirements and documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

Clients may obtain a copy of BB&A's Proxy Voting Policies and Procedures and information on how BB&A votes proxies without charge upon request by calling 1-800-553-6480 (toll free) or writing to:

                                      BJURMAN, BARRY & ASSOCIATES
                                      Attn: Compliance Department
                                      10100 Santa Monica Blvd., Suite 1200
                                      Los Angeles, CA 90067

                                    EXHIBIT I

                       GOLDMAN SACHS ASSET MANAGEMENT L.P.

                      PROXY VOTING POLICIES AND PROCEDURES

                                  PROXY VOTING

         GSAM has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

         The principles and positions reflected in the Policy are designed to guide the GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of the GSAM will periodically review the Policy to ensure that it continues to be consistent with the GSAM's guiding principles.

         PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments in publicly-traded equities, the GSAM follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Schedule A is a summary of the Guidelines.

         ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, the GSAM's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

         In addition to assisting the GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists the GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

         GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

         GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

         FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

                                                                     SCHEDULE  A

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the GSAM's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. GSAM may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o    Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

a.       VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.       CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.       INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.       MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

a.       SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.       SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.       SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.       CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e.       CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS
a.       VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.       REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.       MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

a.       COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b.       DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.       MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns

o    Rationale for the repricing

o    Value-for-value exchange

o    Option vesting

o    Term of the option

o    Exercise price

o    Participation

b.       EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value;

o    Offering period is 27 months or less; and

o    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.       SHAREHOLDER PROPOSALS ON COMPENSATION
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets.)

[LOGO OF VONTOBEL]

                                    EXHIBIT J

                         VONTOBEL ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                                                            (ADOPTED JULY, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter "Vontobel") has adopted the following policies and procedures for proxy voting with regard to companies in our clients' investment portfolios.

KEY OBJECTIVES

         The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

         Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

         Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

         Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

         Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

         This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

         The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

         Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

         A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

         Clients may obtain a summary of the proxy votes cast by us for that client's portfolio by requesting a summary from the firm's Operations Manager, Josephine Serra, at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

                                    EXHIBIT K

                       HEITMAN REAL ESTATE SECURITIES LLC

                      PROXY VOTING POLICIES AND PROCEDURES

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman's general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting                                                 For
Adoption of Anti-greenmail charter of bylaw amendments                          For
Amend bylaws or charters for housekeeping changes                               For
Elect Directors annually                                                        For
Fix the size of the Board                                                       For
Give Board ability to amend bylaws in addition to Shareholders                  For
Lower supermajority Shareholder vote requirements                               For
Ratify Auditors                                                                 For
Require Majority of Independent Directors                                       For
Require Shareholder approval of Golden or Tin Parachutes                        For
Restore or Provide Shareholders with rights of appraisal                        For
Restore Shareholder ability to remove directors with our without cause          For
Seek reasonable Audit rotation                                                  For
Shareholders' Right to Act independently of management                          For
Shareholders' Right to Call Special Meeting                                     For
Shareholders' Right to Act by Written Consent                                   For
Stock Repurchase Plans                                                          For
Stock Splits                                                                    For

Submit Poison Pill for Shareholder ratification                                 For
Blank Check Preferred Stock                                                     Against
Classified Boards                                                               Against
Dual Classes of Stock                                                           Against
Give Board exclusive authority to amend bylaws                                  Against
Limited Terms for Outside Directors                                             Against
Payment of Greenmail                                                            Against
Provide Management with authority to adjourn an annual or special meeting       Against
Require Director Stock Ownership                                                Against
Restrict or Prohibit Shareholder ability to call special meetings               Against
Supermajority Vote Requirement                                                  Against
Supermajority Provisions                                                        Against
Adopt/Amend Stock Option Plan                                                   Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                        Case-by-Case
Approve Merger/Acquisition                                                      Case-by-Case
Authorize Issuance of Additional Common Stock                                   Case-by-Case
Consider Non-financial Effects of Merger                                        Case-by-Case
Director Indemnification                                                        Case-by-Case
Election of Directors                                                           Case-by-Case
Fair Price Requirements                                                         Case-by-Case
Issuance of authorized Common Stock                                             Case by Case
Limitation of Executive/Director Compensation                                   Case-by-Case
Reincorporation                                                                 Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                           Case-by-Case
Spin-Offs                                                                       Case-by-Case
Shareholder proposal to redeem Poison Pill                                      Case-by-Case
Social and Environmental Issues                                                 Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

         (a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

         (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

         (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

         (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

         (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

         (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

         (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Proxy Committee's determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a "Proxy Committee Report");

         (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

         (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

         (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

     o    These policies and procedures, and any amendments thereto;

     o    Each proxy statement (maintained on the ISS website);

     o Record of each vote cast and each abstention (maintained on the ISS website);

     o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

     o Any other reports or memorializations prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

PART C:  OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)(1) Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to
                  Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

         (a)(2) Articles of Amendment to the Articles of Incorporation is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

         (a)(3) Articles of Amendment to the Articles of Incorporation is filed herewith.

         (b) By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

         (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

         (d)(1) Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

         (d)(2) Amendment to the Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

         (d)(3) Sub-Advisory Agreement between Independence Capital Management, Inc. and Bjurman, Barry & Associates with respect to the Small Cap Growth Fund is filed herewith.

         (d)(4) Sub-Advisory Agreement between Independence Capital Management, Inc. and Turner Investment Partners, Inc. with respect to the Mid Cap Growth Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

         (d)(5) Sub-Advisory Agreement between Independence Capital Management and Lord, Abbett & Co. LLC with respect to the Large Cap Value and Strategic Value Funds is filed herewith.

         (d)(6) Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Incorporated with respect to the Index 500 Fund is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

         (d)(7) Sub-Advisory Agreement between Independence Capital Management and Neuberger Berman Management Inc. with respect to the Mid Cap Value Fund is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

         (d)(8) Sub-Advisory Agreement between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P. with respect to the Small Cap Value Fund is filed herewith.

         (d)(9) Sub-Advisory Agreement between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed, High Yield Bond and Growth Stock Funds is filed herewith.

         (d)(10) Sub-Advisory Agreement between Independence Capital Management, Inc. and Vontobel Asset Management, Inc. with respect to the International Equity Fund is incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

         (d)(11) Sub-Advisory Agreement between Independence Capital Management and ABN AMRO Asset Management, L.P. with respect to the Large Cap Growth Fund is filed herewith.

         (d)(12) Sub-Advisory Agreement between Independence Capital Management and Heitman Real Estate Securities LLC with respect to the REIT Fund is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.


         (e) None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

         (f)      None.

         (g)(1) Amended and Restated Custodian Agreement between the Registrant and Provident National Bank. - Previously filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to this Registration Statement, and incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

         (g)(2) Amended Appendix A to the Amended and Restated Custodian Agreement between the Registrant and PFPC Trust Company - Incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

         (g)(3) Form of Foreign Custody Manager Agreement between the Registrant and PNC Bank - Incorporated by reference to Exhibit
                  (g)(3) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                  0000950116-02-000828) on April 25, 2002.

         (h)(1) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company - Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-97-001076) on November 21, 1997.

         (h)(2) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

         (h)(3) Amendment to the Administrative and Corporate services between the Registrant and The Penn Mutual Life Insurance Company - Incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 52 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

         (h)(4) Accounting Services Agreement between the Registrant and Provident Financial Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

         (h)(5) Agreement between the Registrant and Provident Financial Processing Corporation on fees for services under Accounting Services Agreement - Previously filed on February 24, 1995 as
                  Exhibit 9(c) to Post-Effective Amendment No. 43 to this Registration Statement, and incorporated by reference to
                  Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

         (i) Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

         (j) Consent of KPMG LLP, independent registered public accounting firm is filed herewith.

         (k)      None.

         (l)      None.

         (m)      None.

         (n)      Not applicable.

         (o)      None.


         (p)(1)   Code of Ethics for the Registrant is filed herewith.

         (p)(2) Code of Ethics for Independence Capital Management, Inc. is filed herewith.

         (p)(3) Code of Ethics for Bjurman, Barry & Associates is filed herewith.

         (p)(4) Code of Ethics for Turner Investment Partners, Inc. is filed herewith.

         (p)(5)   Code of Ethics for Lord, Abbett & Co. LLC is filed herewith.

         (p)(6) Code of Ethics for Wells Capital Management, Incorporated is filed herewith.

         (p)(7) Code of Ethics for Neuberger Berman Management, Inc. is filed herewith.

         (p)(8) Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith.

         (p)(9) Code of Ethics for T. Rowe Price Associates, Inc. is filed herewith.

         (p)(10) Code of Ethics for Vontobel Asset Management, Inc. is filed herewith.

         (p)(11) Code of Ethics for ABN AMRO Asset Management, L.P. is filed herewith.

         (p)(12) Code of Ethics for Heitman Real Estate Securities LLC is filed herewith.

         (q) Powers of Attorney of Directors - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

         Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

         Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations:
         Indepro Corp. and WPI Investment Company, both Delaware corporations.

         Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

         Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

         Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation; and Parker/Hunter, Incorporated, a Pennsylvania corporation.

         Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.



ITEM 25. INDEMNIFICATION

         Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

         Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         INDEPENDENCE CAPITAL MANAGEMENT, INC.

          ------------------------------------------------ -----------------------------------------------------

                  Name and Current Position with                      Other Business and Connections
               Independence Capital Management, Inc.                    During the Past Two Years
          ------------------------------------------------ -----------------------------------------------------

          Peter M. Sherman,                                Chairman, President and Chief Executive Officer of
          President, Chief Executive Officer and           Independence Capital Management, Inc., Horsham, PA;
          Director                                         Executive Vice President and Chief Investment
                                                           Officer of The Penn Mutual Life Insurance Company,
                                                           Horsham, PA.
          ------------------------------------------------ -----------------------------------------------------

          Robert E. Chappell,                              Director of Independence Capital Management, Inc.,
          Director                                         Horsham, PA; Chairman and Chief Executive Officer
                                                           of The Penn Mutual Life Insurance Company, Horsham,
                                                           PA.

          ------------------------------------------------ -----------------------------------------------------

          Richardson T. Merriman,                          Director of Independence Capital Management, Inc.,
          Director                                         Radnor, PA; President and Chief Executive Officer
                                                           of The Pennsylvania Trust Company, Radnor, PA
          ------------------------------------------------ -----------------------------------------------------

          Barbara S. Wood,                                 Senior Vice President, Treasurer, Secretary & Chief
          Senior Vice President, Treasurer, Secretary &    Compliance Officer of Independence Capital
          Chief Compliance Officer                         Management, Inc., Radnor, PA; Senior Vice President
                                                           and Treasurer of The Pennsylvania Trust Company,
                                                           Radnor, PA.
          ------------------------------------------------ -----------------------------------------------------

          Willard N. Woolbert, Senior Vice President       Senior Vice President of Independence Capital
                                                           Management, Inc., Radnor, PA; Senior Vice President
                                                           and Chief Investment Officer of The Pennsylvania
                                                           Trust Company, Radnor, PA.
          ------------------------------------------------ -----------------------------------------------------

         T. ROWE PRICE ASSOCIATES, INC.

         Listed below are the directors and executive officers of T. Rowe Price Group, Inc. ("Price Group"), which owns 100% of the stock of T. Rowe Price Associates, Inc. ("Price Associates"), who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates.

          -------------------------------------- ---------------------------------- ----------------------------

                                                        Other Business and
             Name and Current Position with                 Connections
                      T. Rowe Price                   During the Past Two Years                Address
          -------------------------------------- ---------------------------------- ----------------------------
          James T. Brady                         Managing director of Mid           5625 Broadmoor Terrace,
          Director of Price Group                Atlantic, Ballantrae               Ijamsville, Maryland 21754
                                                 International, Ltd., Aether
                                                 Systems, Inc., Constellation
                                                 Energy Group, and McCormick &
                                                 Co, Inc.
          -------------------------------------- ---------------------------------- ----------------------------
          J. Alfred Broaddus, Jr.                Former president of the Federal    4114 Hanover Avenue,
          Director of Price Group                Reserve Bank of Richmond and a     Richmond, Virginia
                                                 member of the American Economic    23221.
                                                 Association and the National
                                                 Association of Business
                                                 Economists. Director of Owens &
                                                 Minor, Inc., Albemarle Corp. and
                                                 Markel Corp.
          -------------------------------------- ---------------------------------- ----------------------------
          D. William J. Garrett                  Chief Executive of Robert          3 Carlos Place
          Director of Price Group                Fleming Holdings Limited from      London W1K 3AP
                                                 1997 until 2000. Director of       England
                                                 Rowe Price-Fleming
                                                 International, Inc. (now T. Rowe
                                                 Price International) from 1981
                                                 until 2000.
          -------------------------------------- ---------------------------------- ----------------------------

          Donald B. Hebb, Jr.                    Managing General Partner of ABS    400 E. Pratt Street
          Director of Price Group                Capital Partners.                  Suite 910
                                                                                    Baltimore, MD 21202
          -------------------------------------- ---------------------------------- ----------------------------



          -------------------------------------- ---------------------------------- ----------------------------

                                                        Other Business and
             Name and Current Position with                 Connections
                      T. Rowe Price                   During the Past Two Years                Address
          -------------------------------------- ---------------------------------- ----------------------------

          Dr. Alfred Sommer                      Dean of Johns Hopkins Bloomberg    615 N. Wolfe Street
          Director of Price Group                School of Public Health and        Room 1041
                                                 Professor of ophthalmology,        Baltimore, MD 21205
                                                 epidemiology and international
                                                 health. Director of the Academy
                                                 for Educational Development.
                                                 Director of Becton Dickinson, a
                                                 medical technology company.
                                                 Chairman of the Expert Group on
                                                 Health of the World Economic
                                                 Forum's Global Governance
                                                 Initiative. Chairman of the
                                                 International Vitamin A
                                                 Consultative Group Steering
                                                 Committee. Senior medical
                                                 advisor for Hellen Keller
                                                 International.
          -------------------------------------- ---------------------------------- ----------------------------

          Dwight S. Taylor                       President of Corporate             8815 Centre Park Drive,
          Director of Price Group                Development Services, LLC,         Suite 400, Columbia,
                                                 Director of MICROS Systems,        Maryland 21045.
                                                 Inc., a provider of information
                                                 technology for the hospitality
                                                 and retail industry. Executive
                                                 Committee Member of the National
                                                 Board of the National
                                                 Association of Industrial &
                                                 Office Properties.

          -------------------------------------- ---------------------------------- ----------------------------


          -------------------------------------- ---------------------------------- ----------------------------

                                                        Other Business and
             Name and Current Position with                 Connections
                      T. Rowe Price                   During the Past Two Years                Address
          -------------------------------------- ---------------------------------- ----------------------------

          Anne Marie Whittemore                  Partner of the law firm of         One James Center
          Director of Price Group                McGuireWoods L.L.P. and a          Richmond, VA  23219
                                                 Director of Owens & Minor, Inc.,
                                                 and Albemarle Corporation.
          -------------------------------------- ---------------------------------- ----------------------------

All of the following directors of Group are employees of Price Associates.

          -------------------------------------- ---------------------------------------------------------------

           Name and Current Position with              Other Business and Connections
                  T. Rowe Price                          During the Past Two Years
         -------------------------------------- ---------------------------------------------------------------
          Edward C. Bernard                      Director and President of T. Rowe Price Insurance Agency,
          Director and Vice President of Price   Inc. and T. Rowe Price Investment Services, Inc.  Director of
          Group and Price Associates             T. Rowe Price Advisory Services, Inc. Director of T. Rowe
                                                 Price Services, Inc.; Vice President of TRP Distribution,
                                                 Inc. Chairman of the Board and Director of T. Rowe Price
                                                 Savings Bank.
          -------------------------------------- ---------------------------------------------------------------

          James A. C. Kennedy                    Director and President of T. Rowe Price Strategic Partners
          Director and Vice President of Price   Associates, Inc. Director and Vice President of T. Rowe
          Group and Price Associates             Price Threshold Fund Associates, Inc. Director of T. Rowe
                                                 Price Investment Services Ltd. And T. Rowe Price
                                                 International Inc.
          -------------------------------------- ---------------------------------------------------------------

                                      C-9

          -------------------------------------- ---------------------------------------------------------------

           Name and Current Position with              Other Business and Connections
                  T. Rowe Price                          During the Past Two Years
         -------------------------------------- ---------------------------------------------------------------

          James S. Riepe,                        Chairman of the Board, Director, President and Trust Officer
          Vice Chairman of the Board, Director   of T. Rowe Price Trust Company; Chairman of the Board and
          and Vice President of Price Group,     Director of T. Rowe Price (Canada), Inc., T. Rowe Price
          Director and Vice President of Price   Global Asset Management Limited, T. Rowe Price Global
          Associates                             Investment Services, Inc., T. Rowe Price Investment Services,
                                                 Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe
                                                 Price Retirement Plan Services, Inc., and T. Rowe Price
                                                 Services, Inc.  Director of T. Rowe Price International,
                                                 T. Rowe Price Insurance Agency, Inc., TRPH Corporation and
                                                 T. Rowe Price Advisory Services, Inc. Director and President of
                                                 TRP Distribution, Inc., TRP Suburban, Inc, Suburban Second,
                                                 Inc. and Suburban Third, Inc. Director and Vice President of
                                                 T. Rowe Price Stable Asset Management, Inc.

          -------------------------------------- ---------------------------------------------------------------

          George A. Roche,                       Chairman of the Board and Director of TRP Finance, Inc.;
          Chairman of the Board, Director and    Director of T. Rowe Price International, Inc., T. Rowe Price
          President of Price Group and           Retirement Plan Services, Inc. and T. Rowe Price Strategic
          Director and President of Price        Partners Associates, Inc. Director and Vice President of
          Associates                             T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban,
                                                 Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.
          -------------------------------------- ---------------------------------------------------------------

          Brian C. Rogers,                       Vice President of T. Rowe Price Trust Company.
          Chief Investment Officer, Director
          and Vice President of Price Group
          and Chief Investment Officer and
          Vice President of Price Associates
          -------------------------------------- ---------------------------------------------------------------

                 Executive Officers:

          -------------------------------------- ---------------------------------------------------------------

           Name and Current Position with              Other Business and Connections
                  T. Rowe Price                          During the Past Two Years
         -------------------------------------- ---------------------------------------------------------------

          Kenneth V. Moreland                    Chief Financial Officer and Vice President of Price
          Chief Financial Officer and Vice       Associates, Director of TRP Finance, Inc. President of TRP
          President of Price Group               Suburban, Inc. TRP Suburban Second, Inc. and TRP Suburban
                                                 Third, Inc.
          -------------------------------------- ---------------------------------------------------------------


         LORD, ABBETT & CO. LLC

--------------------------------------------------------- ----------------------------------------------------------
     Name and Position with Lord, Abbett & Co. LLC          Other Business Connections During the Past Two Years
--------------------------------------------------------- ----------------------------------------------------------
Robert S. Dow                                             None
Managing Member & Chief Investment Officer
--------------------------------------------------------- ----------------------------------------------------------
Joan Binstock                                             None
Member & Chief Operations Officer
--------------------------------------------------------- ----------------------------------------------------------
Zane E. Brown                                             None
Member & Director of Fixed Income Investments
--------------------------------------------------------- ----------------------------------------------------------
Daniel E. Carper                                          None
Member & Mutual Fund Sales and Marketing
Director
--------------------------------------------------------- ----------------------------------------------------------
Milton Ezrati                                             None
Member & Senior Economic Strategist
--------------------------------------------------------- ----------------------------------------------------------
Robert P. Fetch                                           None
Member & Director of Small Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Daria L. Foster                                           None
Member & Director of Institutional Marketing &
Client Service
--------------------------------------------------------- ----------------------------------------------------------
Robert I. Gerber                                          None
Member & Director of Taxable Fixed Income
--------------------------------------------------------- ----------------------------------------------------------
Michael A. Grant                                          None
Member & Director of Institutional Marketing
--------------------------------------------------------- ----------------------------------------------------------
Gerard S. E. Heffernan, Jr.                               None
Member & Research Analyst - Small Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Paul A. Hilstad                                           None
Member & General Counsel
--------------------------------------------------------- ----------------------------------------------------------
W. Thomas Hudson, Jr.                                     None
Member & Director of Equity Mutual Funds
--------------------------------------------------------- ----------------------------------------------------------
Lawrence H. Kaplan                                        None
Member & Deputy General Counsel
--------------------------------------------------------- ----------------------------------------------------------
Jerald M. Lanzotti                                        None
Member & Fixed Income Portfolio Manager
--------------------------------------------------------- ----------------------------------------------------------
Richard Larsen                                            None
Member & Research Analyst - Large Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Robert G. Morris                                          None
Member & Director of Equity Investments
--------------------------------------------------------- ----------------------------------------------------------
Robert J Noelke                                           None
Member & Director of Equity Investments
--------------------------------------------------------- ----------------------------------------------------------
F. Thomas O'Halloran                                      None
Member and Portfolio Manager - Small Cap Growth
--------------------------------------------------------- ----------------------------------------------------------
R. Mark Pennington                                        None
Member & Director of Private Advisory Services
--------------------------------------------------------- ----------------------------------------------------------
Michael Radziemski                                        None
Member & Chief Information Officer
--------------------------------------------------------- ----------------------------------------------------------
Eli M. Salzmann                                           None
Member & Director of Large Cap Value Equity
Management
--------------------------------------------------------- ----------------------------------------------------------
Douglas B. Sieg                                           None
Member & Director of Marketing
--------------------------------------------------------- ----------------------------------------------------------
Christopher J. Towle                                      None
Member and Director of High Yield Convertibles
--------------------------------------------------------- ----------------------------------------------------------
Edward K. von der Linde                                   None
Member & Director Mid Cap Value
--------------------------------------------------------- ----------------------------------------------------------

--------------------------------------------------------- ----------------------------------------------------------
     Name and Position with Lord, Abbett & Co. LLC          Other Business Connections During the Past Two Years
--------------------------------------------------------- ----------------------------------------------------------
Marion Zapolin                                            None
Member & Chief Financial Officer
--------------------------------------------------------- ----------------------------------------------------------
Tracie Ahern                                              None
Member & Director of Portfolio Operations and
Accounting
--------------------------------------------------------- ----------------------------------------------------------
Michael Brooks                                            None
Member & Division Director - Central Division
--------------------------------------------------------- ----------------------------------------------------------
Patrick Browne                                            None
Member & Division Director - Eastern Division
--------------------------------------------------------- ----------------------------------------------------------
John DiChiaro                                             None
Member & Portfolio Manager - Small Cap Growth
--------------------------------------------------------- ----------------------------------------------------------
Sholom Dinsky                                             None
Member & Portfolio Manager - Large Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Lesley-Jane Dixon                                         None
Member & Portfolio Manager - Small Cap Growth
--------------------------------------------------------- ----------------------------------------------------------
Kevin Ferguson                                            None
Member & Director - Mid Cap Growth
--------------------------------------------------------- ----------------------------------------------------------
Daniel Frascarelli                                        None
Member & Portfolio Manager - Large Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Michael Goldstein                                         None
Member & Portfolio Manager - High Yield Bonds
--------------------------------------------------------- ----------------------------------------------------------
Howard Hansen                                             None
Member & Portfolio Manager - Mid Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Charles Hofer                                             None
Member & Client Portfolio Manager
--------------------------------------------------------- ----------------------------------------------------------
Cinda Hughes                                              None
Member & Client Portfolio Manager - Small Cap Growth
--------------------------------------------------------- ----------------------------------------------------------
Ellen Itskovitz                                           None
Member & Senior Analyst - Fixed Income
--------------------------------------------------------- ----------------------------------------------------------
Robert Lee                                                None
Member & Portfolio Manager - Taxable Fixed Income
--------------------------------------------------------- ----------------------------------------------------------
Maren Lindstrom                                           None
Member & Portfolio Manager - Convertible Securities
--------------------------------------------------------- ----------------------------------------------------------
Gregory Macosko                                           None
Member & Portfolio Manager - Small Cap Value
--------------------------------------------------------- ----------------------------------------------------------
Thomas Malone                                             None
Member & Division Director - Western Division
--------------------------------------------------------- ----------------------------------------------------------
Charles Massare, Jr.                                      None
Member & Director of Quantitative Research and
Risk Management
--------------------------------------------------------- ----------------------------------------------------------
Paul McNamara                                             None
Member & Director of Defined Contribution Services
--------------------------------------------------------- ----------------------------------------------------------
A. Edward Oberhaus, III                                   None
Member & Director of Equity Trading
--------------------------------------------------------- ----------------------------------------------------------
Walter Prahl                                              None
Member & Director of Quantitative Research - Taxable
Fixed Income
--------------------------------------------------------- ----------------------------------------------------------
Richard Sieling
Member & Managing Director                                None
--------------------------------------------------------- ----------------------------------------------------------
Michael Smith                                             None
Member & Small Cap Core
--------------------------------------------------------- ----------------------------------------------------------

--------------------------------------------------------- ----------------------------------------------------------
     Name and Position with Lord, Abbett & Co. LLC          Other Business Connections During the Past Two Years
--------------------------------------------------------- ----------------------------------------------------------
Richard Smola                                             None
Member & Director of Municipal PAS Management
--------------------------------------------------------- ----------------------------------------------------------
Diane Tornejal,                                           None
Member & Director of Human Resources
--------------------------------------------------------- ----------------------------------------------------------

The principal business address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.


        WELLS CAPITAL MANAGEMENT, INCORPORATED

----------------------------------------------------------- --------------------------------------------------------

                 Name and Position with                               Other Business Connections During
          Wells Capital Management, Incorporated                              the Past Two Years
----------------------------------------------------------- --------------------------------------------------------

        Robert Bissell                                              None
        President, Chief Executive Officer
----------------------------------------------------------- --------------------------------------------------------

        J. Mari Casas                                               None
        Executive Vice President and Director,
        Strategic Planning
----------------------------------------------------------- --------------------------------------------------------

        Kirk D. Hartman                                             None
        Executive Vice President and Chief Investment
        Officer
----------------------------------------------------------- --------------------------------------------------------

        Amru A. Khan                                                None
        Executive Vice President, Sales and Marketing
----------------------------------------------------------- --------------------------------------------------------

        Thomas O'Malley                                             None
        Executive Vice President, Liquidity Management
        Client Services
----------------------------------------------------------- --------------------------------------------------------

        James W. Paulsen                                            None
        Executive Vice President, Chief Investment
        Strategist
----------------------------------------------------------- --------------------------------------------------------
        Karen L. Norton                                             None
        Senior Vice President and Chief Administrative
        and Operation Officer
----------------------------------------------------------- --------------------------------------------------------

        David O'Keefe                                               None
        Senior Vice President, Chief Financial Officer
----------------------------------------------------------- --------------------------------------------------------

        Monica Poon                                                 None
        Senior Vice President, Chief Compliance
        Officer
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

                 Name and Position with                               Other Business Connections During
          Wells Capital Management, Incorporated                              the Past Two Years
----------------------------------------------------------- --------------------------------------------------------

        Sallie C. Squire                                            None
        Senior Vice President and Director of
        Professional and Corporate Development
----------------------------------------------------------- --------------------------------------------------------

        William C. Stevens                                          None
        Senior Vice President and Chief Fixed Income
        Officer
----------------------------------------------------------- --------------------------------------------------------

        William L. Timoney                                          None
        Executive Vice President and Chief Administrative
        and Operation Officer
----------------------------------------------------------- --------------------------------------------------------


         ABN AMRO ASSET MANAGEMENT, INC.

-------------------------------------------- ------------------------------------- ---------------------------------

                                                      Other Business and
      Name and Current Position with                     Connections
      ABN AMRO Asset Management, Inc.             During the Past Two Years                    Address
-------------------------------------------- ------------------------------------- ---------------------------------
Russell Campbell, CFA                        Director, ABN AMRO Asset Management   161 N. Clark St.
President/CEO ABN AMRO September 2003 to     Canada from January 1998 to           Chicago, IL 60601
Present                                      September 2003
-------------------------------------------- ------------------------------------- ---------------------------------
Gerard Joseph Donlin                         Global Head of Information            161 N. Clark St.
Chief Operating Officer September 2003 to    Technology, ABN AMRO Bank and ABN     Chicago, IL 60601
Present                                      AMRO Asset Management November 2001
                                             to September 2003
-------------------------------------------- ------------------------------------- ---------------------------------
Seymour Andrew Newman, CPA                   Associated with ABN AMRO and its      161 N. Clark St.
Executive Vice President/ CFO/ Treasury      affiliates since 1997                 Chicago, IL 60601
and Secretary March 2000 to Present
-------------------------------------------- ------------------------------------- ---------------------------------
Kenneth Craig Anderson, CPA                  Associated with ABN AMRO and its      161 N. Clark St.
Executive Vice President and Director of     affiliates since 1993                 Chicago, IL 60601
Mutual Funds October 2003 to Present
-------------------------------------------- ------------------------------------- ---------------------------------
Nancy Jane Holland                           Associated with ABN AMRO and its      161 N. Clark St.
Senior Managing Director 1997 to Present     affiliates since 1997                 Chicago, IL 60601
-------------------------------------------- ------------------------------------- ---------------------------------

-------------------------------------------- ------------------------------------- ---------------------------------

                                                      Other Business and
      Name and Current Position with                     Connections
      ABN AMRO Asset Management, Inc.             During the Past Two Years                    Address
-------------------------------------------- ------------------------------------- ---------------------------------
Bernard Ferdinand Myszkowski, CFA            Associated with ABN AMRO and its      161 N. Clark St.
Executive Vice President, Director of        affiliates since 1969                 Chicago, IL 60601
Equity Investments March 2000 to Present

-------------------------------------------- ------------------------------------- ---------------------------------
William Matt Finley, CFA                     Associated with ABN AMRO and its      161 N. Clark St.
Senior Managing Director October 1999 to     affiliates since 1985                 Chicago, IL 60601
Present
-------------------------------------------- ------------------------------------- ---------------------------------
Elwood Henry Weilage                         Senior Compliance Officer, Invesco    161 N. Clark St.
Director of Compliance and Senior Vice       Institutional, June 2001 to           Chicago, IL 60601
President August 2004 to Present             September 2003
-------------------------------------------- ------------------------------------- ---------------------------------
F. Andrew Thinnes III                        Managing Director, Institutional      161 N. Clark St.
Executive Vice President and Director of     Investment Management Sales and       Chicago, IL 60601
Institutional Sales May 2004 to Present      Client Service, Waddell & Reed
                                             Investment Management September
                                             2000 to May 2004
-------------------------------------------- ------------------------------------- ---------------------------------


         TURNER INVESTMENT PARTNERS, INC.


------------------------------------------ --------------------------------------- ---------------------------------
     NAME AND POSITION WITH COMPANY                    OTHER COMPANY                 POSITION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------
THOMAS R. TRALA                            Turner Funds                            President
Chief Financial and Operating Officer,
Secretary                                  Turner Investment Partners Pty. Ltd.    Board Member & Chief Operating
                                                                                   Officer
                                           Turner Investment Management, LLC       Board Member, President & Chief
                                                                                   Operating Officer & Treasurer

------------------------------------------ --------------------------------------- ---------------------------------
MARK D. TURNER                             Turner Investment Management,           Chairman
Vice Chairman of the Board; President,     LLC
Senior Portfolio Manager
------------------------------------------ --------------------------------------- ---------------------------------
ROBERT E. TURNER                           Turner Funds                            Trustee
Chairman of the Board; Chief Investment
Officer; Chief Executive Officer           Turner Investment Partners Pty. Ltd.    Board Member

                                           Episcopal Academy
                                           (Merion, PA)                            Trustee

                                           Bradley University
                                           (Peoria, IL)                            Trustee

                                           The Crossroads School
                                           (Paoli, PA)                             Trustee

------------------------------------------ --------------------------------------- ---------------------------------

------------------------------------------ --------------------------------------- ---------------------------------
     NAME AND POSITION WITH COMPANY                    OTHER COMPANY                 POSITION WITH OTHER COMPANY
------------------------------------------ --------------------------------------- ---------------------------------
CHRISTOPHER K. MCHUGH                      None                                    None
Board Member, Vice President, Senior
Portfolio Manager
------------------------------------------ --------------------------------------- ---------------------------------

         The principal address of Turner Investment Partners and its subsidiaries Turner Investment Management, LLC and Turner Investment Partners Pty. Ltd., is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

         NEUBERGER BERMAN MANAGEMENT INC.

----------------------------------------------------- --------------------------------------------------------------

           Name and Current Position with                         Other Business Connections During the
          Neuberger Berman Management Inc.                                   Past Two Years
----------------------------------------------------- --------------------------------------------------------------

                 Andrew B. Wellington                 Managing Director, Neuberger Berman LLC
                 Vice President
----------------------------------------------------- --------------------------------------------------------------

                 Jack L. Rivkin                       Executive Vice President, Neuberger Berman, Inc.  Executive
                 Chairman and Director                Vice President and Chief Investment Officer, Neuberger
                                                      Berman, LLC
----------------------------------------------------- --------------------------------------------------------------

                 Jeffrey B. Lane                      Chairman, Wealth and Asset Management Division and
                 Director                             Vice-Chairman of Lehman Brothers Inc.; Chairman, Neuberger
                                                      Berman Inc.; formerly President and Chief Executive Officer,
                                                      Neuberger Berman, LLC
---------------------------------------------------- --------------------------------------------------------------

                 Robert Matza                         President and Chief Operating Officer, Neuberger Berman Inc.
                 Director                             and Neuberger Barman LLC; formerly Executive Vice President,
                                                      Chief Administrative Officer and Director, Neuberger Berman,
                                                      Inc. and Executive Vice President and Chief Administrative
                                                      Officer, Neuberger Berman LLC
----------------------------------------------------- --------------------------------------------------------------

                 Peter E. Sundman                     Executive Vice President and Director, Neuberger Berman
                 President and Director               Inc.; Chief Operating Officer, Neuberger Berman LLC
----------------------------------------------------- --------------------------------------------------------------

                 Matthew Stadler                      Managing Director and CFO, Neuberger Berman, Inc. and Senior
                 Senior Vice President and Chief      Vice President and CFO, Neuberger Berman, LLC; CFO for
                 Financial Officer                    Sherwood Securities National Discount Brokers and Santander
                                                      Investment Services

----------------------------------------------------- --------------------------------------------------------------

                 Brian Gaffney                        Managing Director Neuberger Berman, LLC
                 Senior Vice President
----------------------------------------------------- --------------------------------------------------------------

                 Robert Conti                         Vice President, Neuberger Berman, LLC
                 Senior Vice President
----------------------------------------------------- --------------------------------------------------------------

         The principal address of NB Management, Neuberger Berman LLC and Neuberger Berman Inc. is 605 Third Avenue, New York, New York, 10158.

         BJURMAN, BARRY & ASSOCIATES

------------------------------------------ ---------------------------------------- ----------------------------
                                                Other Business and
     Name and Current Position with                 Connections
       Bjurman, Barry & Associates           During the Past Two Years                   Address
------------------------------------------ ---------------------------------------- ----------------------------
O. Thomas Barry III                        Senior Executive Vice President and      10100 Santa Monica Blvd.
Principle & Chief Investment Officer       Sr. Portfolio Manager, Board Member      Suite 1200
                                           and Principle Member of the Investment   Los Angeles, CA 90067
                                           Policy Committee for Bjurman, Barry &
                                           Associates from 1978 - Present.
                                           Co-President and Senior Portfolio
                                           Manager of the Bjurman, Barry Funds
                                           from 1997- President.
------------------------------------------ ---------------------------------------- ----------------------------
G. Andrew Bjurman                          President, Senior Portfolio Manager,     10100 Santa Monica Blvd.
Principle & Chief Executive Officer        Board Member and Principle Member of     Suite 1200
                                           the Investment Policy Committee for      Los Angeles, CA 90067
                                           Bjurman, Barry & Associates from
                                           1970-Present. Co-President of the
                                           Bjurman, Barry Funds from
                                           1997-Present.
------------------------------------------ ---------------------------------------- ----------------------------

         GOLDMAN SACHS ASSET MANAGEMENT, L.P.

         Goldman Sachs Asset Management, L.P. ("GSAM LP") and Goldman Sachs Asset Management International ("GSAMI") are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

------------------------------------ ---------------------------------------------- ----------------------------
NAME AND POSITION WITH               NAME AND ADDRESS                               CONNECTION WITH
THE INVESTMENT ADVISERS              OF OTHER COMPANY                               OTHER COMPANY
------------------------------------ ---------------------------------------------- ----------------------------
Henry M. Paulson, Jr.                The Goldman Sachs Group, Inc.                  Chairman, Chief Executive
Managing Director-                   85 Broad Street                                Officer and Director
GSAM LP                              New York, New York 10004

                                     Goldman, Sachs & Co.                           Managing Director
                                     85 Broad Street
                                     New York, New York 10004

------------------------------------ ---------------------------------------------- ----------------------------
Robert J. Hurst                      The Goldman Sachs Group, Inc.                  Vice Chairman and Director
Managing Director-                   85 Broad Street
GSAM LP                              New York, New York 10004

                                     Goldman, Sachs & Co.                           Managing Director
                                     85 Broad Street
                                     New York, New York 10004
------------------------------------ ---------------------------------------------- ----------------------------
Lloyd C. Blankfein                   The Goldman Sachs Group, Inc.                  President, Chief Operating
Managing Director-                   85 Broad Street                                Officer and Director
GSAM LP                              New York, New York 10004

                                     Goldman, Sachs & Co.                           Managing Director
                                     85 Broad Street
                                     New York, New York 10004
------------------------------------ ---------------------------------------------- ----------------------------

         VONTOBEL ASSET MANAGEMENT, INC.

----------------------------------------------------- ----------------------------------------------------------

   Name and Current Position with Vontobel Asset                Other Business Connections During the
                  Management, Inc.                                         Past Two Years
----------------------------------------------------- ----------------------------------------------------------

Herbert J. Scheidt                                    Chief Executive Officer, Vontobel Banking Group,
Chairman of the Board of Directors                    Zurich Switzerland
                                                      Chairman of the Executive Committee Bank Vontobel AG
----------------------------------------------------- ----------------------------------------------------------

Christoph Ledergerber                                 Member of the Group Executive Board
Vice Chairman of the Board of Directors               Head of Asset Management and Investment Funds

----------------------------------------------------- ----------------------------------------------------------

Dr. Zeno Staub                                        CFO, Vontobel Group, Zurich, Switzerland
Director                                              Member of the Group Executive Board
----------------------------------------------------- ----------------------------------------------------------

Heinrich Schlegel President and CEO                   Director, Vontobel Absolute Return Fund, Ltd
                                                      Director, Salus Market Neutral Fund Ltd.
----------------------------------------------------- ----------------------------------------------------------

Thomas Wittwer                                        None
Managing Director, Institutional Marketing
----------------------------------------------------- ----------------------------------------------------------

Peter Newell                                          None
Managing Director, Institutional Marketing
----------------------------------------------------- ----------------------------------------------------------

Rajiv Jain                                            None
Managing Director, Head Portfolio Manager,
International Equities
----------------------------------------------------- ----------------------------------------------------------
Edwin Walczak                                         None
Managing Director, Head of Domestic Portfolio
Management
----------------------------------------------------- ----------------------------------------------------------

Joseph F. Mastoloni                                   Director, World Insurance Trust
Vice President & Chief Compliance Officer
----------------------------------------------------- ----------------------------------------------------------


         Vontobel Funds, Inc. is a registered investment company, incorporated under the laws of Maryland, comprising one fund series for which Vontobel Asset Management, Inc. serves as investment sub-adviser.

         HEITMAN REAL ESTATE SECURITIES LLC

----------------------------------------------------------- ----------------------------------------------------
         Name and Position with                                   Other Business Connections
      Heitman Real Estate Securities LLC                          During the Past Two Years
----------------------------------------------------------- ----------------------------------------------------

        Timothy J Pire                                              None
        Managing Director
----------------------------------------------------------- ----------------------------------------------------

        Randall E. Newsome                                          None
        Executive Vice President
----------------------------------------------------------- ----------------------------------------------------

        Larry S. Antonatos                                          None
        Executive Vice President
----------------------------------------------------------- ----------------------------------------------------

        Nancy B. Lynn                                               None
        Vice President
----------------------------------------------------------- ----------------------------------------------------

        Karen A. O'Donnell                                          None
        Assistant Vice President
----------------------------------------------------------- ----------------------------------------------------

        Peter Pages                                                 Prior to August, 2002 Operations
        Vice President                                              Department at Mid-Continent Capital, 55 W.
                                                                    Monroe, Chicago, IL 60602 No employment
                                                                    September, 2002 to June, 2003
                                                                    Started at Heitman in July, 2003

----------------------------------------------------------- ----------------------------------------------------

        Mark Zahara                                                 None
        Trader
----------------------------------------------------------- ----------------------------------------------------

        The principal address of Heitman Real Estate Securities LLC is 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.


ITEM 27.         PRINCIPAL UNDERWRITERS

                 Not Applicable.

ITEM 28.         LOCATION OF ACCOUNTS AND RECORDS

                 Penn Series Funds, Inc.                           Wells Capital Management, Incorporated
                 600 Dresher Road                                  525 Market Street
                 Horsham, PA  19044                                San Francisco, CA  94105

                 PFPC Inc.                                         Goldman Sachs Asset Management, L.P.
                 Bellevue Corporate Center                         32 Old Slip
                 103 Bellevue Parkway                              New York, NY  10005
                 Wilmington, DE 19809

                 T. Rowe Price Associates, Inc.                    Bjurman, Barry & Associates
                 100 E. Pratt Street                               10100 Santa Monica Boulevard, Suite 1200
                 Baltimore, MD 21202                               Los Angeles, CA 90067

                 Morgan, Lewis & Bockius LLP                       Turner Investment Partners
                 1701 Market Street                                1205 Westlakes Drive, Suite 100
                 Philadelphia, PA  19103-2921                      Berwyn, PA 19312



                 Independence Capital Management, Inc.             Neuberger Berman Management Inc.
                 600 Dresher Road                                  605 Third Avenue
                 Horsham, PA  19044                                New York, NY  10158

                 Lord, Abbett & Co. LLC                            Vontobel Asset Management, Inc.
                 90 Hudson Street                                  450 Park Avenue
                 Jersey City, NJ  07302                            New York, NY  10022

                 Heitman Real Estate Securities LLC                ABN AMRO Asset Management, Inc.
                 191 North Wacker Drive, Suite 2500                161 North Clark Street
                 Chicago, IL 60606                                 Chicago, IL 60601


ITEM 29.         MANAGEMENT SERVICES

                 Not applicable.

ITEM 30.         UNDERTAKINGS

                 The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 56 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 27th day of April, 2005.

                                              PENN SERIES FUNDS, INC.


                                              By: /s/ Peter M. Sherman
                                              ------------------------------
                                              Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 27th day of April, 2005.


SIGNATURE                                    TITLE

/s/ Peter M. Sherman                     President (Principal Executive Officer)
--------------------
Peter M. Sherman

/s/ Thomas G. Rees                       Treasurer (Principal Financial Officer)
--------------------
Thomas G. Rees


*   EUGENE BAY                            Director

*   JAMES S. GREENE                       Director

*   ROBERT E. CHAPPELL                    Director

*   M. DONALD WRIGHT                      Director

*   LARRY L. MAST                         Director

*   DANIEL J. TORAN                       Director


/s/ Charles E. Mather III                 Director
--------------------------
    CHARLES E. MATHER III



*   By: /s/ Robert E. Chappell
        -----------------------
    Robert E. Chappell, Attorney-In-Fact

                                  EXHIBIT INDEX

         (a)(3)   Articles of Amendment to the Articles of Incorporation.

         (d)(3) Sub-Advisory Agreement between Independence Capital Management, Inc. and Bjurman, Barry & Associates with respect to the Small Cap Growth Fund.

         (d)(5) Sub-Advisory Agreement between Independence Capital Management and Lord, Abbett & Co. LLC with respect to the Large Cap Value and Strategic Value Funds.

         (d)(8) Sub-Advisory Agreement between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P. with respect to the Small Cap Value Fund.

         (d)(9) Sub-Advisory Agreement between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed, High Yield Bond and Growth Stock Funds.

         (d)(11) Sub-Advisory Agreement between Independence Capital Management and ABN AMRO Asset Management, L.P. with respect to the Large Cap Growth Fund.

         (i)      Opinion and Consent of Morgan, Lewis & Bockius LLP.

         (j) Consent of KPMG LLP, independent registered public accounting firm.

         (p)(1)   Code of Ethics for the Registrant.

         (p)(2)   Code of Ethics for Independence Capital Management, Inc.

         (p)(3)   Code of Ethics for Bjurman, Barry & Associates.

         (p)(4)   Code of Ethics for Turner Investment Partners, Inc.

         (p)(5)   Code of Ethics for Lord, Abbett & Co. LLC

         (p)(6)   Code of Ethics for Wells Capital Management, Incorporated.

         (p)(7)   Code of Ethics for Neuberger Berman Management, Inc.

         (p)(8)   Code of Ethics for Goldman Sachs Asset Management, L.P.

         (p)(9)   Code of Ethics for T. Rowe Price Associates, Inc.

         (p)(10)  Code of Ethics for Vontobel U.S.A. Inc.

         (p)(11)  Code of Ethics for ABN AMRO Asset Management, L.P.

         (p)(12)  Code of Ethics for Heitman Real Estate Securities LLC.



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